UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-5059

                                 HIGHMARK FUNDS
               (Exact name of registrant as specified in charter)
                                    --------


                            One Freedom Valley Drive
                                 Oaks, PA 19456
               (Address of principal executive offices) (Zip code)

                              CT Corporation System
                               101 Federal Street
                                Boston, MA 02110
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-617-757-6400

                     DATE OF FISCAL YEAR END: JULY 31, 2003

                     DATE OF REPORTING PERIOD: JULY 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS
                                               JULY 31, 2003

          HIGHMARK
               The smart approach to investing.





          ANNUAL
          -------------------------------------
                                         REPORT

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                                                    HIGHMARK FUNDS Logo Omitted]

                                               TABLE OF CONTENTS

letter to shareholders .....................................   2

management's discussion of fund performance ................   4

statements of net assets/schedule of investments ...........  27 statement of assets & liabilities ..........................  75 statements of operations ...................................  76 statements of changes in net assets ........................  80 financial highlights .......................................  84 notes to financial statements ..............................  91 independent auditors' report ............................... 102 notice to shareholders ..................................... 103 trustees and officers ...................................... 104 shareholder voting results ................................. 106 fund information ........................................... 107



This report and the financial statements contained herein are submitted for the general information of HighMark(R) Funds' shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Shares of HighMark Funds are not deposits or obligations of, or guaranteed by Union Bank of California, N.A., or any of its subsidiaries or affiliates. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in shares of mutual funds involve risk, including the possible loss of principal. SEI Investments Distribution Co., serves as Distributor for HighMark Funds and is not affiliated with the Adviser, HighMark Capital Management, Inc. or with Union Bank of California, N.A.

                                                       WWW.HIGHMARKFUNDS.COM

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[Photo Omitted]
GREG KNOPF

LETTER TO SHAREHOLDERS


MY FELLOW SHAREHOLDERS:

We are pleased to present your HighMark Funds Annual Report for the fiscal year ended July 31, 2003. We encourage you to review the individual fund manager commentaries included in this report. They will provide you with a good overview of the Fund(s) that you own and can help make you a more informed investor.

Although the past year was a challenging one for most equity investors with the markets showing continued volatility, it appears that the markets may have hit bottom on October 9th of last year when the S&P 500 closed at a low of 776.76. Since then, bolstered by a very accommodating monetary policy, a stimulative fiscal policy brought about by a significant tax cut, better corporate earnings comparisons and improving investor sentiment, the stock market has staged a remarkable advance, with the S&P 500 closing at 990.31 on July 31, 2003, up a stunning 26.8% from the October low. As a result, the majority of the HighMark equity funds performed well for the year ended July 31, 2003, with the Small Cap Value Fund standing out in particular. The Small Cap Value Fund (Fiduciary Shares) returned 20.49% for the period, outperforming its benchmark, the Russell 2000 Value Index, by 1.87 percentage points.

The Bond market also performed well during the period as the Federal Reserve Board, fearing deflation and trying to stimulate economic activity, reduced interest rates to levels not seen in over 40 years. Investors in the HighMark fixed income funds benefited from this downward trend in rates, with the Bond Fund (Fiduciary Shares) returning 6.51% for the period. During the same period, the California Intermediate Tax-Free Bond Fund (Fiduciary Shares), exempt from both Federal and California State income taxes, returned 2.55%.

INSTITUTIONAL ASSET MANAGEMENT FOR THE RETAIL INVESTOR

Over the past year, HighMark Funds has continued to implement its strategy of providing our shareholders with access to some of today's top institutional investment managers. On March 31, 2003, Aronson+Johnson+Ortiz, LP ("AJO") took over as the sub-adviser to the HighMark Large Cap Value Fund and on April 28, 2003, HighMark Funds launched the latest addition to our fund family, the Small Cap Growth Fund. The Small Cap Growth Fund, which invests in companies with market capitalizations of less than $1.5 billion, is sub-advised by Chartwell Investment Partners ("Chartwell"). We are pleased to welcome both AJO and Chartwell as HighMark sub-advisers. They join our other domestic equity fund sub-advisers, LSV Asset Management, sub-adviser to the HighMark Small Cap Value Fund, and Waddell & Reed, sub-adviser to the HighMark Growth Fund. For further information on these HighMark Funds and to request a prospectus, please contact your financial adviser, or HighMark directly at 1-800-433-6884.




2                       1.800.433.6884

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MAINTAIN A WELL-DIVERSIFIED PORTFOLIO

We at HighMark Capital Management believe that one of the keys to investment success over time is effective asset allocation. By building a portfolio spread among a variety of asset classes, you not only diversify your portfolio among different types of investments and spread your risk, you can also reduce the volatility of your portfolio. We believe that mutual funds can be an ideal investment for most investors' asset allocation strategy. Not only do they provide a variety of asset classes to choose from, but they also provide diversity and the opportunity to access top investment managers at relatively low minimum investments. Given all that has happened in the financial markets over the past year, now may be a particularly good time to visit with your financial advisor and review your current asset allocation strategy.

It is important to remember that successful investing is a marathon, not a sprint, and it is important to keep your eye focused on your long-term investment goals. Markets will go up and down, but by maintaining a diversified portfolio of quality investments you can increase your chances of attaining investment success over time. We at HighMark are committed to providing you with these quality products and remain steadfast in our commitment to helping our investors reach their financial goals. As always, we thank you for your investment in HighMark Funds and the trust you have placed in us as manager of your assets.

Sincerely,


/s/Greg Knopf


Greg Knopf
Managing Director
HighMark Capital Management, Inc.





                                  WWW.HIGHMARKFUNDS.COM                        3

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TOP TEN HOLDINGS*

COMPANY                     % OF
                         PORTFOLIO**
MICROSOFT                   4.5
AMGEN                       4.4
MEDTRONIC                   4.1
GOLDMAN SACHS GROUP         3.8
CISCO SYSTEMS               3.6
EMC                         3.4
LOCKHEED MARTIN             3.4
SAP, ADR                    3.1
PFIZER                      3.1
SMITH INTERNATIONAL         2.9

TOP FIVE SECTORS

SECTOR                      % OF
                         PORTFOLIO**
INFORMATION TECHNOLOGY       34.5
HEALTH CARE                  21.9
FINANCIALS                   15.1
CONSUMER DISCRETIONARY       12.7
INDUSTRIALS                   5.0

 *EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.
**EXCLUDES SECURITIES PURCHASED WITH CASH
  COLLATERAL RECEIVED FROM SECURITIES LENDING.

GROWTH FUND


PERFORMANCE

For the year ended July 31, 2003, the HighMark Growth Fund produced a total return of 11.11% (Fiduciary Shares). In comparison, the unmanaged Standard & Poor's 500/BARRA Growth Index returned 8.89% and the Morningstar Large Growth Category, a measure of the Fund's peer group, returned 11.03%.

FACTORS AFFECTING PERFORMANCE

Riding a strong tailwind of monetary and fiscal stimuli, equity markets began to show signs of a long-anticipated recovery during the fiscal year. Throughout the year, the U.S. government remained dedicated to sparking an economic recovery and boosting financial markets. The Federal Reserve brought interest rates down to 45-year lows. Government spending, particularly in the defense sector, increased dramatically and provided the economy with a much-needed boost. Further, uncertainty early in the year concerning the brewing conflict with Iraq was largely put to rest with the successful U.S. war effort. As the year progressed, we also saw a return of corporate profitability, and investor confidence gradually started to increase.

In this environment, the Fund performed well, outpacing both its benchmark and peer group. Favorable stock selection within the financial services sector was the most significant contributor to performance during the year, as financial companies owned by the Fund materially outpaced financial companies represented in the index. The Fund also benefited from a relative underweight in the consumer staples sector, which underperformed during the year and did not participate with any significance in the market's second half rally. Favorable stock selection within the health care and technology sectors also contributed to performance. Results were not as favorable within the aerospace and defense sector or the consumer discretionary sector. Several of the stocks owned by the Fund in these sectors underperformed, and overall they were the largest detractors from performance during the year.

Finally, we believe that the Fund continued to benefit from our strategy of investing in companies that we believe possess structural advantages over their competition, as manifested in high levels of profitability and sustainable growth.




4                       1.800.433.6884

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HIGHMARK GROWTH FUND
INVESTMENT OBJECTIVE

THE HIGHMARK GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENTS IN EQUITY SECURITIES. THE PRODUCTION OF CURRENT INCOME IS AN INCIDENTAL OBJECTIVE.

[Photo Omitted]
TEAM LEADER
DAN BECKER
WADDELL & REED INVESTMENT
MANAGEMENT CO.

[Photo Omitted]
TEAM LEADER
PHIL SANDERS
WADDELL & REED INVESTMENT
MANAGEMENT CO.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK GROWTH FUND VERSUS THE S&P 500/BARRA GROWTH INDEX, AND THE MORNINGSTAR LARGE GROWTH CATEGORY.

Edgar representation of data used in printed graphics as follows:

                HighMark     HighMark     HighMark     HighMark     S&P 500/  Morningstar
                Growth Fund, Growth Fund, Growth Fund, Growth Fund, BARRA     Large
                Fiduciary    Class A      Class B      Class C      Growth    Growth
                Shares       Shares+      Shares+      Shares+      Index     Category
11/30/93        10,000        9,450       10,000       10,000       10,000    10,000
7/94             9,650        9,129        9,650        9,650        9,933     9,860
7/95            12,085       11,420       12,085       12,085       12,985    12,665
7/96            13,622       12,891       13,622       13,622       15,277    13,982
7/97            20,234       19,142       20,234       20,234       23,908    20,254
7/98            24,805       23,403       24,698       24,805       29,864    23,962
7/99            29,082       27,363       28,714       29,082       37,094    29,842
7/00            32,319       30,337       31,637       32,144       43,388    37,971
7/01            17,546       16,434       17,011       17,303       30,602    26,531
7/02            13,200       12,350       12,697       12,900       23,805    18,961
7/03            14,666       13,648       13,959       14,202       25,921    21,100

----------------------------------------------------------------------------------------------------------
                                                         ANNUALIZED        ANNUALIZED         ANNUALIZED
                                      ONE YEAR            3 YEAR             5 YEAR              SINCE
                                       RETURN             RETURN             RETURN            INCEPTION
----------------------------------------------------------------------------------------------------------
  Fiduciary Shares                     11.11%             -23.15%            -9.98%              4.21%
----------------------------------------------------------------------------------------------------------
  Class A Shares                       10.51%             -23.38%           -10.23%              4.56%
----------------------------------------------------------------------------------------------------------
  Class A Shares with load*             4.38%             -24.81%           -11.24%              3.91%
----------------------------------------------------------------------------------------------------------
  Class B Shares                        9.94%             -23.87%           -10.79%             -7.67%
----------------------------------------------------------------------------------------------------------
  Class B Shares with load**            4.94%             -24.53%           -11.04%             -7.79%
----------------------------------------------------------------------------------------------------------
  Class C Shares                       10.10%             -23.84%           -10.55%+           -19.34%
----------------------------------------------------------------------------------------------------------
  Class C Shares with load***           9.05%             -24.08%           -10.73%+           -19.56%
----------------------------------------------------------------------------------------------------------

  + The performance presented links the performance of Fiduciary Shares from its inception on November 18, 1993 with the performance of Class A Shares on June 20, 1994, Class B Shares on February 2, 1998 or Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A, Class B or Class C Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
  * Reflects 5.50% sales charge.
 ** Reflects maximum CDSC of 5.00%.
*** Reflects 1.00% sales charge and maximum CDSC of 1.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



                                         WWW.HIGHMARKFUNDS.COM                 5

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TOP TEN HOLDINGS*

COMPANY                     % OF
                         PORTFOLIO**
CITIGROUP                   3.9
TARGET                      3.2
GENERAL ELECTRIC            2.8
MARSH & MCLENNAN            2.8
EXXON MOBIL                 2.8
QUESTAR                     2.6
MORGAN STANLEY              2.6
WASHINGTON MUTUAL           2.5
JP MORGAN CHASE             2.5
VERIZON COMMUNICATIONS      2.5

TOP FIVE SECTORS

SECTOR                      % OF
                         PORTFOLIO**
FINANCIALS                 24.3
INDUSTRIALS                17.2
INFORMATION TECHNOLOGY      9.4
HEALTH CARE                 8.9
CONSUMER DISCRETIONARY      8.7

 * EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.
** EXCLUDES SECURITIES PURCHASED WITH CASH
   COLLATERAL RECEIVED FROM SECURITIES LENDING.

VALUE MOMENTUM FUND


PERFORMANCE

For the year ended July 31, 2003, the HighMark Value Momentum Fund returned 10.00% (Fiduciary Shares). In comparison, the unmanaged Standard & Poor's 500 Composite Index returned 10.65% during the year and the Morningstar Large Value Category returned 8.54%.

FACTORS AFFECTING PERFORMANCE

What a difference a quarter can make. The bear market continued into the first two months of the fiscal year before bottoming in October and providing relatively strong results for the fourth quarter of 2002. Difficulty returned in the first quarter of 2003, which was awful for most equity markets. Beginning in March, markets turned yet again and the period through the end of the fiscal year proved to be one of the strongest for stocks since 1998.

Some of the issues that weighed heavily over the market early in the fiscal year were resolved, or partially resolved, as the year progressed. The war with Iraq ended more quickly and at a lower cost than had been anticipated. With the end of the war, consumer confidence sharply rebounded, as did hopes that the economy would begin to grow again in the second half of the year.

Characteristics of the Fund remained in line with its history and with traditional value parameters. The Fund's price-to-earnings ratio remains below the price-to-earnings ratio of the S&P 500 and the Fund's dividend yield of 2.1% was higher than the benchmark's 1.7% dividend yield. During the year, new legislation was passed giving more favorable tax treatment to dividends. Although dividend yield is one small variable in our investment process, our approach differs from some in that we do not only look for the highest yielding stocks. We look for companies with strong balance sheets and business models that we believe can generate excess cash flow, suggesting they may be able to raise the payout ratio over time. In our opinion, this strategy can lead to better performing investments over time versus simply buying the highest yielding stocks available.

During the year, the Fund comfortably outpaced its peer group, though it slightly underperformed the S&P 500. At the sector level, the Fund's performance benefited from gains in the financial sector, as the recent market recovery boosted the profitability of financial institutions and brokerages. Also contributing to performance were the industrial and technology sectors, which rallied in the second half of the year. Consumer staples, after providing a relative degree of safety during the bear market, underperformed and detracted from performance. Health care, in particular several pharmaceutical and medical equipment companies, also detracted from performance during the fiscal year.



6                       1.800.433.6884

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HIGHMARK VALUE MOMENTUM FUND
INVESTMENT OBJECTIVE

THE HIGHMARK VALUE MOMENTUM FUND SEEKS LONG-TERM CAPITAL GROWTH WITH A SECONDARY OBJECTIVE OF INCOME.

[Photo Omitted]
TEAM LEADER
RICHARD EARNEST
HIGHMARK CAPITAL MANAGEMENT, INC.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK VALUE MOMENTUM FUND VERSUS THE S&P 500 COMPOSITE INDEX AND THE MORNINGSTAR LARGE VALUE CATEGORY.

Edgar representation of data used in printed graphics as follows:

         HighMark Value     HighMark Value   HighMark Value    HighMark Value   S&P 500     Morningstar
         Momentum Fund,     Momentum Fund,   Momentum Fund,    Momentum Fund,   Composite   Large Value
         Fiduciary Shares   Class A Shares+  Class B Shares+   Class C Shares+  Index       Category
7/31/93  10,000              9,450           10,000            10,000           10,000      10,000
7/94     10,427              9,854           10,427            10,427           10,516      10,539
7/95     13,077             12,357           13,077            13,077           13,262      12,636
7/96     15,275             14,406           15,275            15,275           15,459      14,493
7/97     22,530             21,197           22,530            22,530           23,520      20,805
7/98     24,607             23,096           24,497            24,607           28,057      22,813
7/99     27,826             26,050           27,410            27,826           33,724      25,569
7/00     29,070             27,152           28,369            28,897           36,749      24,697
7/01     28,910             26,935           27,949            28,473           31,483      27,135
7/02     23,111             21,481           22,161            22,553           24,043      22,012
7/03     25,422             23,573           24,155            24,585           26,604      23,880

---------------------------------------------------------------------------------------------------------------------------
                                                   ANNUALIZED          ANNUALIZED          ANNUALIZED          ANNUALIZED
                                ONE YEAR             3 YEAR              5 YEAR              10 YEAR              SINCE
                                 RETURN              RETURN              RETURN              RETURN             INCEPTION
---------------------------------------------------------------------------------------------------------------------------
  Fiduciary Shares                10.00%              -4.37%              0.65%               9.78%               10.79%
---------------------------------------------------------------------------------------------------------------------------
  Class A Shares                   9.74%              -4.60%              0.41%               9.57%               10.06%
---------------------------------------------------------------------------------------------------------------------------
  Class A Shares with load*        3.68%              -6.38%             -0.72%               8.95%                9.51%
---------------------------------------------------------------------------------------------------------------------------
  Class B Shares                   9.00%              -5.22%             -0.28%               9.22%+               0.10%
---------------------------------------------------------------------------------------------------------------------------
  Class B Shares with load**       4.00%              -6.01%             -0.59%               9.22%+              -0.04%
---------------------------------------------------------------------------------------------------------------------------
  Class C Shares                   9.01%              -5.25%             -0.02%+              9.41%+              -3.44%
---------------------------------------------------------------------------------------------------------------------------
  Class C Shares with load***      7.92%              -5.56%             -0.22%+              9.31%+              -3.71%
---------------------------------------------------------------------------------------------------------------------------

  + The performance presented links the performance of Fiduciary Shares from its inception on February 1, 1991 with the performance of Class A Shares on April 2, 1992, Class B Shares on February 2, 1998 or Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A, Class B or Class C Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
  * Reflects 5.50% sales charge.
 ** Reflects maximum CDSC of 5.00%.
*** Reflects 1.00% sales charge and maximum CDSC of 1.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance presented from February 1, 1991 (commencement of operations of Fiduciary Shares) and April 2, 1992, (commencement of operations of Class A Shares) to April 25, 1997 reflects the performance of the Stepstone Value Momentum Fund.


                                  WWW.HIGHMARKFUNDS.COM                        7

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TOP TEN HOLDINGS*

COMPANY                     % OF
                         PORTFOLIO**
CITIGROUP                   4.6
BANK OF AMERICA             3.7
VERIZON COMMUNICATIONS      2.1
WASHINGTON MUTUAL           1.9
EXXON MOBIL                 1.7
JP MORGAN CHASE             1.7
LEHMAN BROTHERS HOLDINGS    1.3
ALLSTATE                    1.3
AMERICAN ELECTRIC POWER     1.2
NATIONAL CITY               1.2

TOP FIVE SECTORS

SECTOR                      % OF
                         PORTFOLIO**
FINANCIALS                 34.5
CONSUMER DISCRETIONARY     15.7
ENERGY                      8.5
CONSUMER STAPLES            7.2
INFORMATION TECHNOLOGY      6.5

 * EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.
** EXCLUDES SECURITIES PURCHASED WITH CASH
   COLLATERAL RECEIVED FROM SECURITIES LENDING.

LARGE CAP VALUE FUND


PERFORMANCE

For the year ended July 31, 2003, the HighMark Large Cap Value Fund returned 7.26% (Fiduciary Shares). In comparison, the unmanaged Russell 1000 Value Index returned 10.75%, the Standard & Poor's 500/BARRA Value Index returned 12.50%, and the Morningstar Large Value Category returned 8.54%.

FACTORS AFFECTING PERFORMANCE

The year ending July 31, 2003 was extremely volatile for investors. August and September of 2002 proved to be a continuation of the longest bear market since the Great Depression. After hitting a low in October, the market rallied strongly into December. That rally was short lived, however, and stocks fell sharply in the first quarter of 2003 as a result of uncertainty in the Middle East. This uncertainty was largely put to rest with a victorious U.S. war effort against Iraq, and equity markets on average rebounded tremendously between April and the end of the fiscal year.

During the first eight months of the fiscal year, the Fund's performance benefited from a relative overweight in the technology sector, which was among the best performing segments of the market coming off of the market bottom in October. The Fund also benefited from good security selection in the telecommunications and utilities sectors. Detracting from performance during this period was a relative overweight in the consumer staples sector, which performed miserably during the first eight months of the fiscal year.

Effective March 31, 2003, Aronson+Johnson+Ortiz, LP ("AJO") was appointed as sub-adviser to the Fund. Our investment philosophy is primarily value-oriented; though we believe that superior results are best achieved by a combination of value, growth, and momentum. We seek to create a value-oriented, sector-neutral, well diversified and fully invested portfolio.

The appointment of AJO coincided with one of the best runs markets have experienced in years, with most classes of equities posting significant gains. During the period, the best performing sectors were capital goods, technology, and financials. The Fund's absolute return during this period was respectable, though it lagged both its benchmark and peer group. This underperformance was largely attributable to the fact that the Fund did not own several of the big financial services firms in the index that performed very well during the period.




8                       1.800.433.6884

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HIGHMARK LARGE CAP VALUE FUND INVESTMENT OBJECTIVE

THE HIGHMARK LARGE CAP VALUE FUND SEEKS TOTAL RETURN ON INVESTMENT, WITH DIVIDEND INCOME AS AN IMPORTANT COMPONENT OF THAT RETURN. A SECONDARY GOAL IS TO MAINTAIN A LOW LEVEL OF PRICE VOLATILITY.

[Photo Omitted]
TEAM LEADER
TED ARONSON
ARONSON+JOHNSON+ORTIZ, LP

[Photo Omitted]
TEAM LEADER
KEVIN JOHNSON
ARONSON+JOHNSON+ORTIZ, LP

[Photo Omitted]
TEAM LEADER
MARTHA ORTIZ
ARONSON+JOHNSON+ORTIZ, LP

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK LARGE CAP VALUE FUND VERSUS THE RUSSELL 1000 VALUE INDEX, THE S&P 500/BARRA VALUE INDEX, AND THE MORNINGSTAR LARGE VALUE CATEGORY.

Edgar representation of data used in printed graphics as follows:

         HighMark          HighMark         HighMark          HighMark         Russell   S&P 500   Morningstar
         Large Cap         Large Cap        Large Cap         Large Cap        1000      /BARRA    Large
         Value Fund,       Value Fund       Value Fund,       Value Fund,      Value     Value     Value
         Fiduciary Shares  Class A Shares+  Class B Shares+   Class C Shares+  Index     Index     Category
7/31/93  10,000              9,450          10,000            10,000           10,000    10,000    10,000
7/94     10,423              9,850          10,423            10,423           10,363    10,528    10,539
7/95     12,222             11,575          12,222            12,222           12,525    12,780    12,636
7/96     14,454             13,683          14,454            14,454           14,514    14,767    14,493
7/97     20,254             19,152          20,254            20,254           21,601    21,795    20,805
7/98     22,439             21,163          22,342            22,439           25,426    24,700    22,813
7/99     25,633             24,113          25,303            25,633           29,238    28,519    25,569
7/00     23,154             21,736          22,646            23,036           27,776    28,479    24,697
7/01     22,482             21,036          21,776            22,147           30,203    29,612    27,135
7/02     17,017             15,872          16,339            16,617           24,996    22,014    22,012
7/03     18,252             17,002          17,386            17,674           27,683    24,766    23,880

---------------------------------------------------------------------------------------------------------------------------
                                                   ANNUALIZED          ANNUALIZED          ANNUALIZED          ANNUALIZED
                                ONE YEAR             3 YEAR              5 YEAR              10 YEAR              SINCE
                                 RETURN              RETURN              RETURN              RETURN             INCEPTION
---------------------------------------------------------------------------------------------------------------------------
  Fiduciary Shares                 7.26%              -7.62%              -4.05%                6.20%             10.40%
---------------------------------------------------------------------------------------------------------------------------
  Class A Shares                   7.12%              -7.86%              -4.28%                6.05%+             6.29%
---------------------------------------------------------------------------------------------------------------------------
  Class A Shares with load*        1.23%              -9.58%              -5.36%                5.45%+             5.63%
---------------------------------------------------------------------------------------------------------------------------
  Class B Shares                   6.41%              -8.44%              -4.90%                5.68%+            -3.37%
---------------------------------------------------------------------------------------------------------------------------
  Class B Shares with load**       1.41%              -9.29%              -5.13%                5.68%+            -3.48%
---------------------------------------------------------------------------------------------------------------------------
  Class C Shares                   6.36%              -8.45%              -4.66%+               5.86%+            -8.03%
---------------------------------------------------------------------------------------------------------------------------
  Class C Shares with load***      5.33%              -8.75%              -4.85%+               5.76%+            -8.28%
---------------------------------------------------------------------------------------------------------------------------

  + The performance presented links the performance of Fiduciary Shares from its inception on February 9, 1984 with the performance of Class A Shares on June 20, 1994, Class B Shares on February 2, 1998 or Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A, Class B or Class C Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
 ++ The Highmark Large Cap Value Fund previously used the S&P/BARRA Value Index as its broad-based index. Going forward, the Fund will use the Russell 1000 Value Index as its broad-based index because it is better suited to the Fund's strategy.
  * Reflects 5.50% sales charge.
 ** Reflects maximum CDSC of 5.00%.
*** Reflects 1.00% sales charge and maximum CDSC of 1.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


                                  WWW.HIGHMARKFUNDS.COM                        9

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]


TOP TEN HOLDINGS*

COMPANY                     % OF
                         PORTFOLIO**
MICROSOFT                   3.7
WAL-MART STORES             2.7
CISCO SYSTEMS               2.6
INTEL                       2.4
INTERNATIONAL BUSINESS
  MACHINES                  2.2
FLEETBOSTON FINANCIAL       2.1
EXXON MOBIL                 2.0
JP MORGAN CHASE             2.0
CITIGROUP                   1.9
PFIZER                      1.8

TOP FIVE SECTORS

SECTOR                      % OF
                         PORTFOLIO**
FINANCIALS                  19.0
INFORMATION TECHNOLOGY      17.2
HEALTH CARE                 14.1
CONSUMER DISCRETIONARY      11.9
INDUSTRIALS                  9.4

 * EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.
** EXCLUDES SECURITIES PURCHASED WITH CASH
   COLLATERAL RECEIVED FROM SECURITIES LENDING.

CORE EQUITY FUND


PERFORMANCE

For the year ended July 31, 2003, the HighMark Core Equity Fund produced a return of 9.15% (Fiduciary Shares). In comparison, the unmanaged Standard & Poor's 500 Composite Index returned 10.65% during the year and the Morningstar Large Blend Category returned 8.92%.

FACTORS AFFECTING PERFORMANCE

The past year was very volatile indeed for equity investors. The first two months were particularly difficult, and most classes of stocks suffered. Some of the more defensive sectors, such as health care and consumer staples, held up better than others and the Fund's relative underweight in these areas detracted from performance early in the year.

After reaching a low in October, the market rebounded in the fourth quarter of 2002. The rally was driven in large part by the technology and telecommunications sectors. The Fund's performance benefited during this period as a result of positive sector selection and a resulting overweight versus the benchmark in these sectors. The market then fell again in the first quarter of 2003, before rallying strongly to conclude the year. Overall, health care, in particular biotechnology stocks, proved to be the best performing sector for the Fund. Consumer discretionary stocks, on the other hand, detracted from performance.

During the fiscal year, the Fund outperformed its peer group, though it underperformed its benchmark. One of the more significant stories during the year was the strength of small capitalization and lower priced stocks. Many stocks trading at less than five dollars per share increased several fold from their October lows. Although these stocks represented only a small weight within the benchmark, their performance was of such great magnitude that it significantly contributed to the benchmark's performance. In following a large cap core strategy, the Fund's participation in that segment of the market was limited, which had a materially negative impact on relative performance.




10                      1.800.433.6884

[Graphic of Mountain Range Omitted]

HIGHMARK CORE EQUITY FUND
INVESTMENT OBJECTIVE

THE HIGHMARK CORE EQUITY FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

[Photo Omitted]
TEAM LEADER
GEORGE ROKAS
HIGHMARK CAPITAL MANAGEMENT, INC.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK CORE EQUITY FUND VERSUS THE S&P 500 COMPOSITE INDEX AND THE MORNINGSTAR LARGE BLEND CATEGORY.

Edgar representation of data used in printed graphics as follows:

         HighMark           HighMark           HighMark           S&P 500     Morningstar
         Core Equity Fund,  Core Equity Fund,  Core Equity Fund,  Composite   Large Blend
         Fiduciary Shares   Class A Shares+    Class B Shares+    Index       Category
5/31/00  10,000             9,450              10,000             10,000      10,000
7/00      9,768             9,231               9,758             10,087      10,115
7/01      8,312             7,829               8,230              8,642       8,831
7/02      6,296             5,914               6,178              6,600       6,789
7/03      6,872             6,441               6,485              7,302       7,396

--------------------------------------------------------------------------------
                                                ANNUALIZED           ANNUALIZED
                               ONE YEAR           3 YEAR                SINCE
                                RETURN            RETURN              INCEPTION
--------------------------------------------------------------------------------
  Fiduciary Shares                9.15%           -11.06%              -11.17%
--------------------------------------------------------------------------------
  Class A Shares                  8.91%           -11.30%              -11.35%
--------------------------------------------------------------------------------
  Class A Shares with load*       2.94%           -12.97%              -12.97%
--------------------------------------------------------------------------------
  Class B Shares                  8.20%           -11.85%              -11.90%
--------------------------------------------------------------------------------
  Class B Shares with load**      3.20%           -12.73%              -12.77%
--------------------------------------------------------------------------------

 + The performance presented links the performance of Fiduciary Shares from its inception on May 31, 2000 with the performance of Class A or Class B Shares on June 30, 2000. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A or Class B Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
 * Reflects 5.50% sales charge.
** Reflects maximum CDSC of 5.00%.
   Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


                                 WWW.HIGHMARKFUNDS.COM                        11

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]


TOP TEN HOLDINGS*

COMPANY                     % OF
                         PORTFOLIO**
MICROSOFT                   2.5
U.S. TREASURY BONDS
  7.250%, 05/15/16          2.3
WAL-MART STORES             1.9
CISCO SYSTEMS               1.7
INTEL                       1.6
INTERNATIONAL BUSINESS
  MACHINES                  1.5
FLEETBOSTON FINANCIAL       1.4
EXXON MOBIL                 1.4
JPMORGAN CHASE              1.3
PFIZER                      1.2

TOP FIVE SECTORS***

SECTOR                      % OF
                         PORTFOLIO**
FINANCIALS                 12.0
INFORMATION TECHNOLOGY     11.5
HEALTH CARE                 9.4
CONSUMER DISCRETIONARY      8.0
INDUSTRIALS                 6.3

  * EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.
 ** EXCLUDES SECURITIES PURCHASED WITH CASH
    COLLATERAL RECEIVED FROM SECURITIES LENDING.
*** EXCLUDES FIXED INCOME SECURITIES.

BALANCED FUND


PERFORMANCE

For the year ended July 31, 2003, the HighMark Balanced Fund returned 7.30% (Fiduciary Shares). In comparison, the unmanaged Standard & Poor's 500 Composite Index returned 10.65%, the Lehman Brothers U.S. Aggregate Bond Index returned 5.41% and the Morningstar Balanced Objective returned 8.23%.

FACTORS AFFECTING PERFORMANCE

The past year was very volatile for most classes of investments. For equities and corporate bonds, the first two months of the fiscal year were particularly difficult. After reaching lows in October, these markets started to rebound in the fourth quarter of 2002. Though many stocks experienced another setback in the first quarter of 2003, overall markets rallied strongly from the second quarter of 2003 through the July 31, 2003 fiscal year end.

One of the more significant stories during the year with respect to the rally in equity markets was the strength of small capitalization and lower priced stocks. Many stocks trading at less than five dollars per share increased several fold from their October lows. Although these stocks represented only a small weight within the S&P 500, their performance was of such great magnitude that it significantly contributed to the benchmark's performance. In following a large cap core strategy with respect to the equity portfolio, the Fund's participation in that segment of the market was limited, which had a materially negative impact on relative performance. Consumer discretionary stocks also detracted from performance. The best performing sector for the Fund was health care, in particular biotechnology stocks.

With respect to fixed income securities, corporate bonds were the best performing asset class. In the previous fiscal year, corporate issues underperformed Treasuries. Despite the volatility in the corporate marketplace discussed above, that situation reversed itself during the past year. A fairly swift end to the Iraqi war, coupled with a broad stock market rally and low Treasury yields, helped propel corporate bonds. The fixed income portfolio of the Fund was more heavily weighted in corporate bonds than the Lehman Brothers U.S. Aggregate Bond Index, and the strength of the corporate bond market contributed to the Fund's performance during the year.




12                      1.800.433.6884

[Graphic of Mountain Range Omitted]

HIGHMARK BALANCED FUND
INVESTMENT OBJECTIVE

THE HIGHMARK BALANCED FUND SEEKS CAPITAL APPRECIATION AND INCOME, WITH A SECONDARY INVESTMENT OBJECTIVE OF CONSERVATION OF CAPITAL.

[Photo Omitted]
TEAM LEADER
GEORGE ROKAS
HIGHMARK CAPITAL MANAGEMENT, INC.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK BALANCED FUND VERSUS THE S&P 500 COMPOSITE INDEX, THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE MORNINGSTAR BALANCED OBJECTIVE.

Edgar representation of data used in printed graphics as follows:

         HighMark          HighMark         HighMark          HighMark         S&P 500    Lehman Brothers   Morningstar
         Balanced Fund,    Balanced Fund,   Balanced Fund,    Balanced Fund,   Composite  U.S. Aggregate    Balanced
         Fiduciary Shares  Class A Shares+  Class B Shares+   Class C Shares+  Index      BondIndex         Objective
7/31/93  10,000             9,450           10,000            10,000           10,000     10,000            10,000
7/94     10,292             9,727           10,292            10,292           10,516     10,009            10,195
7/95     12,258            11,585           12,258            12,258           13,262     11,021            11,821
7/96     13,599            12,827           13,599            13,599           15,459     11,630            12,970
7/97     17,742            16,685           17,742            17,742           23,520     12,884            16,778
7/98     19,039            17,873           18,983            19,039           28,057     13,897            18,441
7/99     20,936            19,596           20,674            20,936           33,724     14,241            20,298
7/00     21,413            19,994           20,949            21,287           36,749     15,090            21,704
7/01     20,160            18,764           19,547            19,857           31,483     17,005            21,270
7/02     17,289            16,049           16,611            16,878           24,043     18,287            18,595
7/03     18,552            17,196           17,673            17,957           26,604     19,277            20,125

---------------------------------------------------------------------------------------------------------------------------
                                                   ANNUALIZED          ANNUALIZED          ANNUALIZED          ANNUALIZED
                                ONE YEAR             3 YEAR              5 YEAR              10 YEAR              SINCE
                                 RETURN              RETURN              RETURN              RETURN             INCEPTION
---------------------------------------------------------------------------------------------------------------------------
  Fiduciary Shares                7.30%               -4.67%              -0.52%               6.38%               7.50%
---------------------------------------------------------------------------------------------------------------------------
  Class A Shares                  7.15%               -4.90%              -0.77%               6.17%               6.56%
---------------------------------------------------------------------------------------------------------------------------
  Class A Shares with load*       1.25%               -6.69%              -1.88%               5.57%               6.00%
---------------------------------------------------------------------------------------------------------------------------
  Class B Shares                  6.39%               -5.51%              -1.42%               5.86%+             -0.91%
---------------------------------------------------------------------------------------------------------------------------
  Class B Shares with load**      1.39%               -6.38%              -1.73%               5.86%+             -1.05%
---------------------------------------------------------------------------------------------------------------------------
  Class C Shares                  6.39%               -5.51%              -1.16%+              6.03%+             -4.20%
---------------------------------------------------------------------------------------------------------------------------
  Class C Shares with load***     5.29%               -5.83%              -1.36%+              5.92%+             -4.46%
---------------------------------------------------------------------------------------------------------------------------

  + The performance presented links the performance of Fiduciary Shares from its inception on February 1, 1991 with the performance of Class A Shares on November 13, 1992, Class B Shares on February 2, 1998 or Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A, Class B or Class C Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
  * Reflects 5.50% sales charge.
 ** Reflects maximum CDSC of 5.00%.
*** Reflects 1.00% sales charge and maximum CDSC of 1.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance presented from February 1, 1991 (commencement of operations of Fiduciary Shares) to November 13, 1992 (commencement of Class A Shares) to April 25, 1997 reflects the performance of the Stepstone Balanced Fund.


                                 WWW.HIGHMARKFUNDS.COM                        13

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]


TOP TEN HOLDINGS*

COMPANY                     % OF
                          PORTFOLIO
GRAY TELEVISION             3.0
ESPEED, CL A                2.6
CEPHALON                    2.5
BARR LABORATORIES           2.4
TARO PHARMACEUTICAL
 INDUSTRIES                 2.3
COST PLUS                   2.2
EDUCATION MANAGEMENT        2.2
LAMAR ADVERTISING           2.1
PACER INTERNATIONAL         2.1
AEROFLEX                    2.0


TOP FIVE SECTORS

SECTOR                      % OF
                          PORTFOLIO
INFORMATION TECHNOLOGY     36.9
CONSUMER DISCRETIONARY     22.5
HEALTH CARE                19.8
INDUSTRIALS                14.3
ENERGY                      4.7

SMALL CAP GROWTH FUND


PERFORMANCE

The HighMark Small Cap Growth Fund commenced operations on April 28, 2003. The Fund seeks long-term capital appreciation by investing in small U.S. companies offering the potential for above-average growth. For the period from the Fund's inception through July 31, 2003, the HighMark Small Cap Growth Fund returned 17.40% (Fiduciary Shares). In comparison, from April 30, 2003 through the end of the fiscal year the unmanaged Russell 2000 Growth Index returned 21.99% and the Morningstar Small Growth Category returned 19.09%.

FACTORS AFFECTING PERFORMANCE

The Fund's inception corresponded with a strong rally for equity markets that started in the second quarter of 2003. Uncertainty regarding the crisis in Iraq had been largely resolved, and the economy started to show signs of improvement. Clearly the Fund benefited from this period of strong market performance, though it underperformed its benchmark and peer group.

The technology sector was a detractor to performance during the period. Several software stocks underperformed expectations, and an underweight in Internet-related businesses also hampered results. The Fund had limited exposure to banks and biotechnology stocks. These were among the better performing industries during the period, so the Fund's relative underweight detracted from performance. The Fund's poorest performing holdings were Pinnacle Systems, Hyperion Solutions, Odyssey Re, Maverick Tube and ActivCard.

The Fund's performance did benefit from positive sector selection and a resulting overweight relative to the benchmark in the well-performing business services and consumer services sectors. The Fund also benefited from exposure to semi-conductor companies, particularly capital equipment and defense stocks. Positive stock selection also contributed to performance, with several stocks performing extremely well. The best performers during the period were Kos Pharmaceuticals, Insight Enterprises, Aeroflex, eSpeed, and Conceptus.

History has shown that some smaller, and potentially more innovative companies may be positioned to turn emerging technology and innovative business models into competitive weapons. We believe that the Fund offers shareholders the opportunity to benefit quickly from moving markets and dynamic economic conditions.




14                      1.800.433.6884

[Graphic of Mountain Range Omitted]

HIGHMARK SMALL CAP
GROWTH FUND
INVESTMENT OBJECTIVE

THE HIGHMARK SMALL CAP GROWTH FUND SEEKS TO
PROVIDE LONG TERM CAPITAL APPRECIATION THROUGH
INVESTMENTS IN EQUITY SECURITIES OF SMALL CAPITALIZATION
COMPANIES.

[Photo Omitted]
TEAM LEADER
EDWARD ANTOIAN
CHARTWELL INVESTMENT PARTNERS

[Photo Omitted]
TEAM LEADER
MICHAEL JONES
CHARTWELL INVESTMENT PARTNERS

          THIS SECTION WOULD NORMALLY INCLUDE A TOTAL RETURN TABLE AND
            COMPARISON CHART OF THE CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK SMALL CAP GROWTH FUND VERSUS ITS BENCHMARK,
           THE RUSSELL 2000 GROWTH INDEX. BECAUSE THE FUND HAD BEEN IN
               OPERATIONFOR ONLY THREE MONTHS PRIOR TO THE DATE OF
                 THIS ANNUAL REPORT, NO PERFORMANCE INFORMATION
                          FOR THAT PERIOD IS PROVIDED.




                                   WWW.HIGHMARKFUNDS.COM                      15

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]


TOP TEN HOLDINGS*

COMPANY                     % OF
                         PORTFOLIO**
FREMONT GENERAL             1.6
SCOTTISH ANNUITY
  & LIFE HOLDINGS           1.4
FLAGSTAR BANCORP            1.4
GTECH HOLDINGS              1.3
PERKINELMER                 1.3
RYLAND GROUP                1.3
NOVASTAR FINANCIAL          1.3
STORAGE TECHNOLOGY          1.3
MOOG, CL A                  1.2
ICN PHARMACEUTICALS         1.2

TOP FIVE SECTORS

SECTOR                      % OF
                         PORTFOLIO**
FINANCIALS                 27.8
CONSUMER DISCRETIONARY     20.5
INDUSTRIALS                15.9
INFORMATION TECHNOLOGY      9.1
CONSUMER STAPLES            6.4

 * EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.
** EXCLUDES SECURITIES PURCHASED WITH CASH
   COLLATERAL RECEIVED FROM SECURITIES LENDING.

SMALL CAP VALUE FUND


PERFORMANCE

For the year ended July 31, 2003, the HighMark Small Cap Value Fund returned 20.49% (Fiduciary Shares). In comparison, the unmanaged Russell 2000 Value Index returned 18.62% during the year and the Morningstar Small Value Category returned 17.21%.

FACTORS AFFECTING PERFORMANCE

The fiscal year began with small cap value stocks, and most other equity classes, performing poorly. After holding up relatively well during much of the bear market, small cap value stocks suffered during the middle of 2002. Beginning in October of 2002, equities started to come back into favor. Although a volatile first quarter of 2003 did test investor nerves, the overall market staged an impressive rebound starting in the second quarter of 2003 through the year end, a period during which major indices reached their highest levels of the fiscal year. During that period, smaller companies generally outperformed larger companies. Within the small cap universe, value-oriented shares outperformed their growth counterparts.

The Fund's performance during the year outpaced both its benchmark and peer group. Specific contributors to performance included such financial companies as Fremont General, Flagstar Bancorp, and NovaStar Financial. We also believe that the Fund benefited from our strategy of maintaining a well-diversified portfolio.

We remain committed to limiting incremental risk by avoiding big positions in any individual stocks and diversifying across industries and economic sectors. We believe that this strategy helped limit the impact of any poor performing stocks, and kept any individual position from materially detracting from performance during the year. We will also continue to seek out stocks that have been overlooked by the market and are trading at relatively cheap multiples. It is expected that the Fund will maintain a much lower price-to-earnings ratio than the benchmark or the overall market.




16                      1.800.433.6884

[Graphic of Mountain Range Omitted]

HIGHMARK SMALL CAP VALUE FUND
INVESTMENT OBJECTIVE

THE HIGHMARK SMALL CAP VALUE FUND SEEKS TO PROVIDE LONG TERM CAPITAL APPRECIATION THROUGH INVESTMENTS IN EQUITY SECURITIES OF SMALL CAPITALIZATION COMPANIES.

[Photo Omitted]
TEAM LEADER
JOSEF LAKONISHOK
LSV ASSET MANAGEMENT

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK SMALL CAP VALUE FUND VERSUS THE RUSSELL 2000 VALUE INDEX AND THE MORNINGSTAR SMALL VALUE CATEGORY.

Edgar representation of data used in printed graphics as follows:

         HighMark          HighMark         HighMark         HighMark         Russell   Morningstar
         Small Cap         Small Cap        Small Cap        Small Cap        2000      Small
         Value Fund,       Value Fund,      Value Fund,      Value Fund,      Value     Value
         Fiduciary Shares  Class A Shares   Class B Shares   Class C Shares+  Index     Category
9/30/98  10,000             9,450           10,000           10,000           10,000    10,000
7/99     12,479            11,778           12,398           12,479           11,208    11,997
7/00     14,529            13,670           14,336           14,488           11,752    12,364
7/01     14,122            13,246           13,804           13,950           14,543    15,707
7/02     14,136            13,225           13,695           13,840           13,742    14,881
7/03     17,033            15,891           16,125           16,493           16,300    17,447

--------------------------------------------------------------------------------
                                                 ANNUALIZED          ANNUALIZED
                                ONE YEAR           3 YEAR               SINCE
                                 RETURN            RETURN             INCEPTION
--------------------------------------------------------------------------------
  Fiduciary Shares                20.49%             5.44%             11.70%
--------------------------------------------------------------------------------
  Class A Shares                  20.16%             5.14%             11.37%
--------------------------------------------------------------------------------
  Class A Shares with load*       13.53%             3.17%             10.09%
--------------------------------------------------------------------------------
  Class B Shares                  19.21%             4.43%             10.70%
--------------------------------------------------------------------------------
  Class B Shares with load**      14.21%             3.53%             10.43%
--------------------------------------------------------------------------------
  Class C Shares                  19.17%             4.42%              7.79%
--------------------------------------------------------------------------------
  Class C Shares with load***     17.98%             4.06%              7.48%
--------------------------------------------------------------------------------

  + The performance presented links the performance of Fiduciary Shares from its inception September 17, 1998 with the performance of Class C Shares on November 30, 1999. Fiduciary Shares performance has been adjusted for the maximum sales charge applicable to Class C Shares but does not reflect the higher Rule 12b-1 fees and expenses applicable to this Class. With these adjustments, performance would be lower than that shown.
  * Reflects 5.50% sales charge.
 ** Reflects maximum CDSC of 5.00%.
*** Reflects 1.00% sales charge and maximum CDSC of 1.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


                                  WWW.HIGHMARKFUNDS.COM                       17

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]


TOP TEN HOLDINGS*

COMPANY                     % OF
                         PORTFOLIO**
TOTAL                       3.7
VODAFONE GROUP              2.7
ROYAL BANK OF SCOTLAND
  GROUP                     2.5
NESTLE                      2.4
NOVARTIS                    2.1
ROCHE HOLDING               2.1
BP                          2.1
ASTRAZENECA                 2.1
CREDIT SUISSE GROUP         1.9
NOKIA                       1.9

                 TOP
           FIVE COUNTRIES

COUNTRY                     % OF
                         PORTFOLIO**
UNITED KINGDOM             21.0
JAPAN                      18.8
FRANCE                     11.9
SWITZERLAND                11.8
GERMANY                     8.7

 * EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.
** EXCLUDES SECURITIES PURCHASED WITH CASH
   COLLATERAL RECEIVED FROM SECURITIES LENDING.

INTERNATIONAL EQUITY
FUND


PERFORMANCE

For the year ended July 31, 2003, the HighMark International Equity Fund returned -5.58% (Fiduciary Shares). In comparison, the Morgan Stanley Capital International EAFE Index returned 6.30% during the year and the Morningstar Foreign Stock Category returned 5.08%.

FACTORS AFFECTING PERFORMANCE

The fiscal year was one of extreme volatility in international markets. The beginning of the period was marked by a severe decline in equity markets due to concerns over corporate profitability and the global recovery. By the end of 2002, markets recovered as corporate earnings improved and economic news showed signs of improvement. Despite the improvement at the end of 2002, international markets remained in negative territory at the beginning of 2003. A swift end to the war in Iraq, interest rate cuts, and overall increased market sentiment caused markets to rally towards the end of the fiscal year.

European markets were relatively weak during much of the fiscal year. Germany was particularly weak as exports decreased due to the strengthening of the euro. While Japan benefited from its exports, weak economic growth and a lack of structural reform within the financial sector remained a concern. Emerging markets performed well, led by strong performance in Brazil and a quick recovery in Emerging Asian markets after the SARS epidemic.

Within this volatile environment, the Fund underperformed both its benchmark and peer group. The largest detractor from Fund performance came from the financials sector due to poor stock selection, and the Fund's relative underweight in this sector because of concerns regarding the balance sheet solvency of a number of large financial institutions in Europe and Japan. As equity markets rallied towards the end of March, stocks of those institutions previously under pressure from falling markets led the rally. The industrial sector also detracted from performance due to the Fund's exposure to Japanese trading companies and companies exposed to the weakening dollar.

Telecommunications proved to be one of the stronger contributing sectors to performance during the year, largely as a result of effective cost cutting measures and improved balance sheets. An early rally within this sector proved sustainable, and the Fund's performance benefited. Also contributing to the Fund's performance were holdings in the energy sector, which benefited from relatively high oil prices.

Also affecting performance were extensive cash inflows and outflows during certain periods which had a negative effect on performance for the year.




18                      1.800.433.6884

[Graphic of Mountain Range Omitted]

HIGHMARK INTERNATIONAL EQUITY FUND
INVESTMENT OBJECTIVE

THE HIGHMARK INTERNATIONAL EQUITY FUND SEEKS TO PROVIDE LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF NON-U.S. ISSUERS.

[Photo Omitted]
TEAM LEADER
ALEX TEDDER
DEUTSCHE ASSET MANAGEMENT
INVESTMENT SERVICES, LTD.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK INTERNATIONAL EQUITY FUND VERSUS THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX AND THE MORNINGSTAR FOREIGN STOCK CATEGORY.

Edgar representation of data used in printed graphics as follows:

         HighMark          HighMark         HighMark          HighMark          Morgan Stanley    Morningstar
         International     International    International     International     Capital           Foreign
         Equity Fund,      Equity Fund,     Equity Fund,      Equity Fund,      International     Stock
         Fiduciary Shares  Class A Shares+  Class B Shares+   Class C Shares+   IEAFE Index       Category
2/28/95  10,000              9,450          10,000            10,000            10,000            10,000
7/95     11,143             10,530          11,143            11,143            11,368            11,335
7/96     11,650             11,009          11,650            11,650            11,770            12,111
7/97     12,585             11,893          12,585            12,585            13,902            15,178
7/98     12,482             11,796          12,482            12,482            14,663            16,350
7/99     13,218             12,491          13,218            13,218            16,085            17,622
7/00     14,700             13,858          14,615            14,614            17,534            21,105
7/01     10,853             10,190          10,699            10,698            13,728            16,057
7/02      9,105              8,525           8,900             8,899            11,405            13,526
7/03      8,597              8,033           8,333             8,332            12,123            14,218

---------------------------------------------------------------------------------------------------------------------------
                                                               ANNUALIZED             ANNUALIZED              ANNUALIZED
                                        ONE YEAR                 3 YEAR                 5 YEAR                   SINCE
                                         RETURN                  RETURN                 RETURN                 INCEPTION
---------------------------------------------------------------------------------------------------------------------------
  Fiduciary Shares                         -5.58%                -16.37%                 -7.19%                 -1.88%
---------------------------------------------------------------------------------------------------------------------------
  Class A Shares                           -5.77%                -16.62%                 -7.40%+               -14.02%
---------------------------------------------------------------------------------------------------------------------------
  Class A Shares with load*               -10.94%                -18.18%                 -8.44%+               -15.33%
---------------------------------------------------------------------------------------------------------------------------
  Class B Shares                           -6.37%                -17.08%                 -7.76%+               -14.48%
---------------------------------------------------------------------------------------------------------------------------
  Class B Shares with load**              -11.05%                -17.86%                 -8.10%+               -15.13%
---------------------------------------------------------------------------------------------------------------------------
  Class C Shares                           -6.37%                -17.08%                 -7.77%+               -14.49%
---------------------------------------------------------------------------------------------------------------------------
  Class C Shares with load***              -7.32%                -17.36%                 -7.95%+               -14.72%
---------------------------------------------------------------------------------------------------------------------------

  + The performance presented links the performance of Fiduciary Shares from its inception on February 1, 1995 with the performance of Class A Shares, Class B Shares or Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A, Class B or Class C Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
  * Reflects 5.50% sales charge.
 ** Reflects maximum CDSC of 5.00%.
*** Reflects 1.00% sales charge and maximum CDSC of 1.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance presented from February 1, 1995 (commencement of operations of Fiduciary Shares) to April 25, 1997 reflects the performance of the Stepstone International Equity Fund.

                                  WWW.HIGHMARKFUNDS.COM                      19

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]


TOP TEN HOLDINGS

HOLDING                        % OF
                             PORTFOLIO
CONTRA COSTA,
  TRANSPORTATION AUTHORITY,
  SALES TAX, SER A
  6.000%, 03/01/06              1.7

BLACKROCK PROVIDENT CALIFORNIA
  TAX FREE MONEY MARKET         1.6

LOS ANGELES COUNTY,
  PUBLIC WORKS FINANCING
  AUTHORITY, REGIONAL PARK &
  OPEN SPACE DISTRICT, SER A
  5.500%, 10/01/08              1.5

LOS ANGELES, DEPARTMENT OF
  WATER & POWER, SER A-A-1
  5.250%, 07/01/11              1.5

ORANGE COUNTY,
  LOCAL TRANSPORTATION
  AUTHORITY, MEASURE M,
  SECOND SENIOR, SER A
  5.500%, 02/15/08              1.4

LOS ANGELES, DEPARTMENT
  OF AIRPORTS, SER B
  6.500%, 05/15/04              1.3

SAN DIEGO COUNTY,
  REGIONAL TRANSPORTATION
  COMMISSION, SECOND SENIOR,
  SER A
  6.000%, 04/01/06              1.3

SAN FRANCISCO,
  BAY AREA RAPID TRANSIT
  5.500%, 07/01/05              1.3

SAN DIEGO, PUBLIC FACILITIES
  FINANCING AUTHORITY
  6.000%, 05/15/06              1.2

SAN DIEGO COUNTY,
  WATER AUTHORITY, SER A
  5.000%, 05/01/04              1.0


TOP FIVE SECTORS

SECTOR                         % OF
                             PORTFOLIO
REVENUE BONDS                  56.6
GOVERNMENT OBLIGATIONS         19.6
PARTICIPATION NOTES            13.6
TAX ALLOCATION NOTES            6.4
PREREFUNDED                     2.2

CALIFORNIA
INTERMEDIATE
TAX-FREE BOND FUND


PERFORMANCE

For the year ended July 31, 2003, the HighMark California Intermediate Tax-Free Bond Fund returned 2.55% (Fiduciary Shares). In comparison, the unmanaged Lehman Brothers 7-Year Municipal Bond Index returned 3.85% and the Morningstar Municipal California Intermediate/Short Category returned 2.08%.

FACTORS AFFECTING PERFORMANCE

A relatively weak economy throughout the year forced the Federal Reserve to maintain an accommodative stance with respect to interest rates. The Fed lowered the Federal funds rate, the rate at which banks lend to each other, 0.50% to 1.25% on November 6, 2002. On June 25, 2003, the Fed reduced rates another 0.25% to 1.00%, marking a 45-year low. The benefits of these rate cuts were just beginning to be seen as the fiscal year concluded.

During the year the municipal bond market was very volatile. The environment was especially difficult within California. The State is contending with a record budget deficit. Additionally, a campaign to recall the governor gathered steam throughout the year. These factors led the credit rating agencies once again to lower their ratings on state-issued bonds.

For the year, the Fund outperformed its peer group, though it underperformed its benchmark. Underperformance versus the benchmark was due largely to the national scope of the index compared to the Fund's focus on bonds issued by California municipalities. On the other hand, we believe the Fund's performance benefited from its defensive positioning. We sought to hold bonds of issuers with higher credit quality, due to the fiscal stress of municipalities brought on by the slow economy. We also sought securities with slightly shorter maturities and higher coupons, which should provide lower volatility and overall risk, and potentially more favorable performance in periods of rising interest rates.




20                      1.800.433.6884

[Graphic of Mountain Range Omitted]

HIGHMARK CALIFORNIA INTERMEDIATE
TAX-FREE BOND FUND
INVESTMENT OBJECTIVE

THE HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND SEEKS TO PROVIDE HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL AND STATE OF CALIFORNIA INCOME TAXES.

[Photo Omitted]
TEAM LEADER
ROBERT BIGELOW
HIGHMARK CAPITAL MANAGEMENT, INC.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND VERSUS THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX AND THE MORNINGSTAR MUNICIPAL CALIFORNIA INTERMEDIATE/SHORT CATEGORY.

Edgar representation of data used in printed graphics as follows:

           HighMark           HighMark         HighMark          Lehman      Morningstar
           California         California       California        Brothers    Municipal
           Intermediate       Intermediate     Intermediate      7-Year      California
           Tax-Free           Tax-Free         Tax-Free          Municipal   Intermediate/
           Bond Fund,         Bond Fund,       Bond Fund,        Bond        Short
           Fiduciary Shares   Class A Shares   Class B Shares+   Index       Category
10/31/93   10,000              9,775           10,000            10,000       10,000
7/94        9,702              9,474            9,702             9,953        9,922
7/95       10,407             10,164           10,407            10,760       10,536
7/96       11,102             10,832           11,102            11,307       11,137
7/97       12,079             11,787           12,079            12,284       11,986
7/98       12,652             12,336           12,652            12,930       12,522
7/99       13,100             12,774           13,100            13,355       12,871
7/00       13,713             13,374           13,615            13,968       13,452
7/01       14,799             14,423           14,550            15,252       14,462
7/02       15,671             15,276           15,255            16,339       15,295
7/03       16,071             15,644           15,496            16,969       15,586

---------------------------------------------------------------------------------------------------------------------------
                                                               ANNUALIZED              ANNUALIZED             ANNUALIZED
                                        ONE YEAR                 3 YEAR                  5 YEAR                  SINCE
                                         RETURN                  RETURN                  RETURN                INCEPTION
---------------------------------------------------------------------------------------------------------------------------
  Fiduciary Shares                        2.55%                   5.43%                   4.90%                   4.87%
---------------------------------------------------------------------------------------------------------------------------
  Class A Shares                          2.41%                   5.37%                   4.87%                   4.82%
---------------------------------------------------------------------------------------------------------------------------
  Class A Shares with load*               0.11%                   4.57%                   4.39%                   4.58%
---------------------------------------------------------------------------------------------------------------------------
  Class B Shares                          1.58%                   4.41%                   4.14%+                  4.61%
---------------------------------------------------------------------------------------------------------------------------
  Class B Shares with load**             -3.36%                   3.48%                   3.80%+                  3.88%
---------------------------------------------------------------------------------------------------------------------------

 + The performance presented links the performance of Fiduciary Shares from its inception on October 15, 1993 with the performance of Class B Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class B, but does not reflect the higher Rule 12b-1 fees and expenses applicable to this Class. With those adjustments, performance would be lower than that shown.
 * Reflects 2.25% sales charge.
** Reflects maximum CDSC of 5.00%.
   Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance presented from October 15, 1993 (commencement of operations of Fiduciary and Class A Shares) to April 25, 1997 reflects the performance of the Stepstone California Intermediate Tax-Free Bond Fund.


                                   WWW.HIGHMARKFUNDS.COM                      21

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]


TOP TEN HOLDINGS

HOLDING                        % OF
                             PORTFOLIO
PORTLAND, SEWER SYSTEMS,
  SER A
  5.000%, 06/01/08              4.8

METROPOLITAN PIER &
  EXPOSITION AUTHORITY,
  MCCORMICK PLACE EXPANSION
  PROJECT, SER A
  6.000%, 12/15/05              4.4

KING & SNOHOMISH COUNTIES,
  SCHOOL DISTRICT AUTHORITY
  5.250%, 12/01/08              4.0

BLACKROCK PROVIDENT
  CALIFORNIA TAX FREE
  MONEY MARKET                  3.8

PHOENIX
  5.000%, 07/01/09              3.5

DU PAGE & WILL COUNTIES,
  COMMUNITY SCHOOL DISTRICT,
  SER B
  5.000%, 12/30/07              3.4

DENVER CITY & COUNTY, SER A
  5.250%, 08/01/06              2.9

MONTGOMERY COUNTY,
  CONSOLIDATED PUBLIC
  IMPROVEMENT, SER A
  5.700%, 07/01/05              2.9

FAIRFAX COUNTY, PUBLIC
  IMPROVEMENT AUTHORITY,
  SER A
  5.000%, 06/01/06              2.8

MCMINNVILLE,
  SCHOOL DISTRICT NO 40
  5.000%, 06/15/11              2.3

TOP FOUR SECTORS

SECTOR                         % OF
                             PORTFOLIO
GOVERNMENT OBLIGATIONS         61.4
REVENUE BONDS                  29.0
PREREFUNDED                     5.0
CASH/SHORT-TERM                 3.8
PARTICIPATION NOTES             0.9

NATIONAL INTERMEDIATE
TAX-FREE BOND FUND


PERFORMANCE

On October 18, 2002, we launched the HighMark National Intermediate Tax-Free Bond Fund. The Fund seeks out high quality, intermediate-term municipal bond issues that are less vulnerable to interest rate swings, while attempting to capture much of the yield available in the market. During the period, the Fund returned 3.42% (Fiduciary Shares). In comparison, from October 31, 2002 through the end of the fiscal year, the unmanaged Lehman Brothers 7-Year Municipal Bond Index returned 2.15%, and the Morningstar Municipal National Intermediate Category returned 4.55%.

FACTORS AFFECTING PERFORMANCE

A relatively weak economy throughout the year forced the Federal Reserve to maintain an accommodative stance with respect to interest rates. The Fed lowered the Federal funds rate, the rate at which banks lend to each other, 0.50% to 1.25% on November 6, 2002. On June 25, 2003, the Fed reduced rates another 0.25% to 1.00%, marking a 45-year low. The benefit of these rate cuts were just starting to be seen as the fiscal year concluded.

The year proved to be volatile for most municipal bond markets. Credit quality has been an issue for states due to fiscal stress. Further, the economic recovery has been slower than hoped, and this has caused significant strain on the budgets of many states.

In this challenging environment, the Fund outperformed its benchmark, though it underperformed its peer group. We believe the Fund's performance benefited from its defensive positioning. Overall, we sought to hold bonds of issuers with higher credit quality, due to the fiscal stress of municipalities brought on by the slow economy. We also sought securities with slightly shorter maturities and higher coupons, which should provide lower volatility and overall risk, and potentially more favorable performance in periods of rising interest rates.




22                      1.800.433.6884

[Graphic of Mountain Range Omitted]

HIGHMARK NATIONAL INTERMEDIATE
TAX-FREE BOND FUND
INVESTMENT OBJECTIVE

THE HIGHMARK NATIONAL INTERMEDIATE TAX-FREE BOND FUND SEEKS TO PROVIDE HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

[Photo Omitted]
TEAM LEADER
ROBERT BIGELOW
HIGHMARK CAPITAL MANAGEMENT, INC.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK NATIONAL INTERMEDIATE TAX-FREE BOND FUND VERSUS THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX AND THE MORNINGSTAR MUNICIPAL NATIONAL INTERMEDIATE CATEGORY.

Edgar representation of data used in printed graphics as follows:

         HighMark           HighMark         Lehman
         National           National         Brothers      Morningstar
         Intermediate       Intermediate     7-Year        Municipal
         Tax Free           Tax Free         Municipal     National
         Bond Fund,         Bond Fund,       Bond          Intermediate
         Fiduciary Series+  Class A Shares+  Index         Category
7/31/93  10,000              9,775           10,000        10,000
7/94     10,149              9,888           10,267        10,225
7/95     10,814             10,517           11,100        10,913
7/96     11,219             10,879           11,664        11,485
7/97     12,032             11,644           12,671        12,466
7/98     12,519             12,076           13,338        13,078
7/99     12,782             12,300           13,777        13,330
7/00     13,197             12,668           14,409        13,732
7/01     14,275             13,678           15,733        14,941
7/02     15,049             14,370           16,855        15,823
7/03     15,455             14,725           17,504        16,239

---------------------------------------------------------------------------------------------------------------------------
                                                   ANNUALIZED          ANNUALIZED          ANNUALIZED          ANNUALIZED
                                ONE YEAR             3 YEAR              5 YEAR              10 YEAR              SINCE
                                 RETURN              RETURN              RETURN              RETURN             INCEPTION
---------------------------------------------------------------------------------------------------------------------------
  Fiduciary Shares                2.70%+              5.41%+              4.30%+              4.45%+              5.41%+
---------------------------------------------------------------------------------------------------------------------------
  Class A Shares                  2.47%+              5.14%+              4.05%+              4.18%+              5.15%+
---------------------------------------------------------------------------------------------------------------------------
  Class A Shares with load*       0.16%+              4.34%+              3.58%+              3.94%+              4.98%+
---------------------------------------------------------------------------------------------------------------------------

+ The performance presented links the performance of the UBOC Intermediate
  Municipal Bond Fund, a common trust fund (the "Common Trust Fund"), for the period prior to its consolidation with the HighMark National Intermediate Tax-Free Bond Fund on October 18, 2002, as adjusted to reflect the fees and expenses associated with the HighMark National Intermediate Tax-Free Bond Fund. The Common Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the Common Trust Fund had been registered, its performance may have been lower.
* Reflects 2.25% sales charge.
  Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance presented from February 17, 1989 to October 18, 2002 (commencement of operations of Fiduciary and Class A Shares) reflects the performance of the UBOC Intermediate Municipal Bond Fund, a common trust fund.


                                   WWW.HIGHMARKFUNDS.COM                      23

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]


TOP TEN HOLDINGS*

HOLDING                             % OF
                                 PORTFOLIO**
FNMA TBA
  4.500%, 09/01/18                   6.3
U.S. TREASURY BONDS
  7.250%, 05/15/16                   3.2
U.S. TREASURY BONDS
  8.125%, 08/15/19                   2.7
FNMA
  6.000%, 11/01/17                   2.1
U.S. TREASURY INFLATION INDEX NOTE
  3.000%, 07/15/12                   1.8
FNMA
  7.125%, 02/15/05                   1.7
SIERRA PACIFIC RESOURCES, SER B
  6.200%, 04/15/04                   1.7
BANK ONE ISSUANCE TRUST,
  SER 2002-A4, CL A4
  2.940%, 06/16/08                   1.7
FNMA
  5.000%, 11/01/17                   1.6
FNMA
  5.000%, 02/01/18                   1.6

TOP FIVE SECTORS

SECTOR                             % OF
                                 PORTFOLIO**
CORPORATE OBLIGATIONS              43.1
MORTGAGE BACKED SECURITIES         33.2
U.S. TREASURY/AGENCIES             13.3
CASH/SHORT TERM                     7.2
ASSET-BACKED SECURITIES             4.3

 * EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.
** EXCLUDES SECURITIES PURCHASED WITH CASH
   COLLATERAL RECEIVED FROM SECURITIES LENDING.

BOND FUND


PERFORMANCE

For the year ended July 31, 2003, the HighMark Bond Fund returned 6.51% (Fiduciary Shares). In comparison, the unmanaged Lehman Brothers U.S. Aggregate Bond Index returned 5.41% during the year and the Morningstar Intermediate-Term Bond Category returned 5.97%.

FACTORS AFFECTING PERFORMANCE

Overall the economy remained weak throughout the fiscal year, however, strong monetary and fiscal stimuli led to signs that a recovery might take hold. The Federal Reserve maintained an accommodative stance with respect to interest rates, lowering the Fed funds rate 0.50% to 1.25% in November 2002, and to a 45-year low of 1.00% in June 2003.

As rates lowered, mortgage refinancing hit record highs during the year. Although activity slowed as the year progressed, just the threat of refinancing led to volatility for mortgage-backed securities. In fact, many of these securities started to trade more like short-term money market instruments. During the year we sought mortgage-backed securities with shorter maturities in an attempt to mitigate this volatility.

Treasuries remained relatively flat during the fiscal year. Short-term yields were down slightly, resulting in modest price increases. Yields on the longer-term Treasury Bonds, however, were immaterially changed overall for the year.

In the prior fiscal year, Treasuries outperformed corporate bonds. The situation was reversed, and corporate bonds significantly outpaced Treasuries during the past year despite tremendous volatility. After falling during the first two months of the year, corporate bond prices rallied beginning in October. Following nine months of strong performance, the year concluded with July having been one of the worst months for fixed income investors in years. Despite this volatility, a fairly swift end to the Iraqi war, coupled with a broad stock market rally and low Treasury yields, helped corporate bonds perform extremely well during the fiscal year.

For the year, the Fund outperformed both its benchmark and peer group. This performance was driven largely by the strong performance of corporate bonds. The Fund's portfolio was more heavily weighted in corporate bonds, and less heavily weighted in Treasuries, than was the index. As of July 31, 2003, the Fund's average credit quality was AA, compared to AA+ for the index. The Fund's average maturity was 6.4 years versus the benchmark's 6.7 years. The Fund's average coupon was 6.27% and yield to maturity was 4.58%, compared to 5.93% and 3.89%, respectively, for the index.




24                      1.800.433.6884

[Graphic of Mountain Range Omitted]

HIGHMARK BOND FUND
INVESTMENT OBJECTIVE

THE HIGHMARK BOND FUND SEEKS TOTAL RETURN THROUGH INVESTMENTS IN
FIXED-INCOME SECURITIES.

[Photo Omitted]
TEAM LEADER
JACK MONTGOMERY
HIGHMARK CAPITAL MANAGEMENT, INC.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK BOND FUND VERSUS THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY.

Edgar representation of data used in printed graphics as follows:

         HighMark          HighMark         HighMark          Lehman Brothers   Morningstar
         Bond Fund,        Bond Fund,       Bond Fund,        U.S. Aggregate    Intermediate-Term
         Fiduciary Shares  Class A Shares+  Class B Shares+   Bond Index        Bond Category
7/13/93  10,000             9,675           10,000            10,000            10,000
7/94      9,686             9,306            9,686            10,009             9,937
7/95     10,599            10,171           10,599            11,021            10,851
7/96     11,109            10,674           11,109            11,630            11,393
7/97     12,286            11,814           12,286            12,884            12,614
7/98     13,196            12,697           13,196            13,897            13,487
7/99     13,407            12,890           13,407            14,241            13,676
7/00     14,059            13,522           14,059            15,090            14,294
7/01     15,848            15,246           15,742            17,005            15,965
7/02     16,497            15,860           16,219            18,287            16,707
7/03     17,587            16,878           17,109            19,277            17,721

---------------------------------------------------------------------------------------------------------------------------
                                                    ANNUALIZED          ANNUALIZED          ANNUALIZED          ANNUALIZED
                                 ONE YEAR             3 YEAR              5 YEAR              10 YEAR              SINCE
                                  RETURN              RETURN              RETURN              RETURN             INCEPTION
---------------------------------------------------------------------------------------------------------------------------
  Fiduciary Shares                 6.51%               7.72%               5.89%                5.80%              8.45%
---------------------------------------------------------------------------------------------------------------------------
  Class A Shares                   6.32%               7.64%               5.84%                5.71%+             6.77%
---------------------------------------------------------------------------------------------------------------------------
  Class A Shares with load*        2.82%               6.46%               5.14%                5.37%+             6.38%
---------------------------------------------------------------------------------------------------------------------------
  Class B Shares                   5.49%               6.76%+              5.33%+               5.52%+             5.94%
---------------------------------------------------------------------------------------------------------------------------
  Class B Shares with load**       0.49%               5.88%+              5.01%+               5.52%+             4.91%
---------------------------------------------------------------------------------------------------------------------------

 + The performance presented links the performance of Fiduciary Shares from its inception on February 15, 1984 with the performance of Class A Shares on June 20, 1994 or Class B Shares on November 30, 2000. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A or Class B Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
 * Reflects 3.25% sales charge.
** Reflects maximum CDSC of 5.00%.
   Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


                                   WWW.HIGHMARKFUNDS.COM                      25

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

MONEY MARKET FUNDS


HIGHMARK TAXABLE MONEY MARKET FUNDS*
PERFORMANCE

The HighMark Taxable Money Market Funds (Fiduciary Shares) produced the following seven-day effective yields as of July 31, 2003: 100% U.S. Treasury Money Market Fund, 0.41%; U.S. Government Money Market Fund, 0.54%; and Diversified Money Market Fund, 0.59%**.

FACTORS AFFECTING PERFORMANCE

In an environment of historically low interest rates, performance hinged primarily on appropriately positioning the Funds along the yield curve. We resisted chasing the markets amid volatility, concentrating instead on conservative credit selection and using market setbacks as opportunities to lengthen the average lives of the portfolios.

For the 100% U.S. Treasury Money Market Fund, our strategy was heavily influenced by the government's debt management practices. Through October 2002 we targeted investments in the one-month area, where most issuance was concentrated, improving current yield but temporarily shortening the average life of the Fund. By early November, concern was building about the prospect of a military assault against Iraq, and we extended maturities within this Fund. The Federal Reserve Board surprised the markets with a 50 basis point cut in short-term rates on November 6, 2002, explaining it as "insurance" toward promoting economic growth. For the remainder of the year, we were faced with an inverted Treasury yield curve. As a result, we chose to reinvest in the one to three month area, and allowed average life to decline slowly.

For much of the year the U.S. Government and Diversified Money Market Funds faced an inverted yield curve past the 90-day horizon, making it difficult to commit monies to longer maturities. We did extend average life in January, ahead of the Iraqi war, thereafter allowing it to drift lower.

We refused to extend average life in any Fund ahead of the Fed's June 2003 meeting as we believed that the result would most likely be no rate cut or a cut of only 25 basis points, and not a cut of 50 basis points we believed was being built aggressively into the prices of securities. Consequently, performance lagged during May and June; nevertheless, we were proven correct when the Fed cut rates by only 25 basis points on June 25, 2003 to the current one percent level. The markets re-priced to higher yields and we were then able to reposition all portfolios.

HIGHMARK CALIFORNIA TAX-FREE MONEY MARKET FUND*
PERFORMANCE

The Fund's seven-day effective yield as of July 31, 2003 (Fiduciary Shares)*** was 0.48%. Using a combined federal and California state income tax rate of 44.31%, the seven-day effective yield is equivalent to a 0.86% taxable yield.

FACTORS AFFECTING PERFORMANCE

The Federal Reserve Board lowered short-term interest rates from 1.75% to 1.00% during the fiscal year, keeping a balanced outlook for the economic activity with possible deflationary pressure. Municipal note yields declined slightly, ending the year at 1.02%. State of California finances continued to worsen, resulting in a $38 billion deficit for the upcoming fiscal year, $8 billion of which will be carried forward to the following fiscal period. The long term rating of the State was downgraded by Standard & Poor's from "A" to "BBB" in July reflecting a budget impasse, a gubernatorial recall election, and no meaningful structural budget reforms. During the year, the Fund's average maturity extended from 31 days to 43 days, reflecting one-year notes purchased during the month of June.

   * An investment in the HighMark Money Market Funds is neither insured nor guaranteed by the U.S. government. Although these Funds seek to maintain a stable net asset value of $1.00, there can be no assurance that they will be able to do so. Some or all of the income you receive for the California Tax-Free Money Market Fund may be subject to certain state and local taxes, and in some cases, to the federal alternative minimum tax.
  ** For the Class A Shares of the HighMark 100% U.S. Treasury, U.S. Government and Diversified Money Market Funds, the seven-day effective yield as of July 31, 2003 was 0.16%, 0.29% and 0.34%, respectively. The seven-day effective yield for the U.S. Government Money Market Fund's Class B Shares was 0.05% for the same period. For the Class S Shares of the HighMark 100% U.S. Treasury, U.S. Government and Diversified Money Market Funds, the seven-day effective yield as of July 31, 2003 was 0.05%, 0.05% and 0.05%, respectively. The yields reflect voluntary waivers in place with the Distributor, without such waivers yields would be lower (see Note 3).
 *** The seven-day effective yield as of July 31, 2003 for the California
     Tax-Free Money Market Fund's Class A Shares and Class S Shares was 0.23% and 0.05% respectively.

26                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

GROWTH FUND
--------------------------------------------------------------------------------
Description                                       Shares   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - 98.4%
--------------------------------------------------------------------------------
   CONSUMER DISCRETIONARY - 12.6%
     Autozone (A)*                                18,950     $  1,578
     Clear Channel Communications*                25,800        1,056
     eBay (A)*                                    39,200        4,202
     Family Dollar Stores                         65,300        2,449
     Home Depot                                   68,350        2,133
     International Game Technology*              123,400        3,141
     Kohl's (A)*                                  37,400        2,220
     Lowe's                                       45,250        2,152
     Target                                       56,350        2,159
     Viacom, Cl B*                                71,200        3,099
                                                             --------
                                                               24,189
                                                             --------
   CONSUMER STAPLES - 4.8%
     Anheuser-Busch                               49,300        2,555
     Clorox                                       34,000        1,475
     Colgate-Palmolive                            32,100        1,753
     Estee Lauder, Cl A (A)                       43,300        1,616
     Procter & Gamble                             20,750        1,823
                                                             --------
                                                                9,222
                                                             --------
   ENERGY - 3.7%
     BJ Services*                                 44,050        1,509
     Smith International (A)*                    154,050        5,521
                                                             --------
                                                                7,030
                                                             --------
   FINANCIALS - 15.0%
     Bank of America                              61,450        5,074
     Citigroup                                   106,450        4,769
     Goldman Sachs Group (A)                      83,450        7,272
     Janus Capital Group                          57,900        1,013
     SLM                                         119,100        4,938
     T Rowe Price Group                           25,800        1,047
     Wells Fargo                                  91,800        4,639
                                                             --------
                                                               28,752
                                                             --------
   HEALTH CARE - 21.8%
     Amgen*                                      121,400        8,447
     Boston Scientific*                           30,400        1,922
     Forest Laboratories*                         35,250        1,688
     Gilead Sciences (A)*                         51,850        3,539
     Health Management Associates,
       Cl A (A)                                   95,100        1,899
     Johnson & Johnson                            53,600        2,776
     Medtronic                                   152,800        7,869
     Pfizer                                      175,777        5,864
     Teva Pharmaceutical Industries,
       ADR (A)                                    62,000        3,555


--------------------------------------------------------------------------------
Description                              Shares/Par (000)   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   HEALTH CARE - (CONTINUED)
     Zimmer Holdings*                             89,300     $  4,270
                                                             --------
                                                               41,829
                                                             --------
   INDUSTRIALS - 5.0%
     Danaher (A)                                  20,500        1,480
     Lockheed Martin                             122,150        6,393
     Manpower (A)                                 45,250        1,724
                                                             --------
                                                                9,597
                                                             --------
   INFORMATION TECHNOLOGY - 34.3%
     Analog Devices*                             127,000        4,820
     Applied Materials*                          160,650        3,133
     Check Point Software Technologies*           97,150        1,728
     Cisco Systems*                              355,450        6,938
     Dell*                                       133,550        4,498
     Electronic Arts (A)*                         39,700        3,335
     EMC (A)*                                    611,780        6,509
     First Data (A)                               61,950        2,339
     Garmin*                                       4,250          162
     Linear Technology (A)                        51,350        1,894
     Microchip Technology                        145,150        3,826
     Microsoft                                   327,600        8,649
     Nokia, ADR                                  142,200        2,176
     Oracle*                                     223,650        2,684
     SAP, ADR                                    203,350        5,968
     Synopsys*                                    29,100        1,819
     Veritas Software*                           113,450        3,494
     Xilinx*                                      68,250        1,794
                                                             --------
                                                               65,766
                                                             --------
   MATERIALS - 1.2%
     Praxair                                      36,650        2,370
                                                             --------
     TOTAL COMMON STOCK
       (Cost $174,882)                                        188,755
                                                             --------
--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS - 3.9%
--------------------------------------------------------------------------------
     Credit Suisse First Boston, MTN (B) (C)
       1.117%, 08/06/04                           $5,000        5,006
     Washington Mutual Bank (B) (C)
       1.180%, 11/26/03                            2,500        2,500
                                                             --------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $7,506)                                            7,506
                                                             --------



The accompanying notes are an integral part of the financial statements.

                                        WWW.HIGHMARKFUNDS.COM                 27

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

GROWTH FUND (CONCLUDED)
--------------------------------------------------------------------------------
Description                                    Par (000)   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMERCIAL PAPER - 9.4%
--------------------------------------------------------------------------------
     Bayer (B) (D)
       1.160%, 08/01/03                          $ 9,000      $ 9,000
     Four Winds Funding (B)
       1.230%, 08/01/03                            9,000        8,999
                                                             --------
     TOTAL COMMERCIAL PAPER
       (Cost $17,999)                                          17,999
                                                             --------
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 10.9%
--------------------------------------------------------------------------------
     Bank of America
       1.190%, dated 07/31/03, matures
       08/01/03, repurchase price $3,939,584
       (collateralized by various mortgage
       obligations, par value $4,018,242,
       0.000%-1.110%, 08/12/03-11/20/03,
       total market value $4,018,242) (B)          3,939        3,939
     Deutsche Bank Securities, Inc.
       1.000%, dated 07/31/03, matures
       08/01/03, repurchase price $1,982,546
       (collateralized by a U.S. Treasury Bond,
       par value $1,451,000, 14.000%,
       11/15/11, total market value
       $2,022,667)                                 1,982        1,982
     Lehman Brothers
       1.205%, dated 07/31/03, matures
       08/01/03, repurchase price $15,000,502
       (collateralized by various mortgage
       obligations, par value $29,091,429,
       0.000%-5.250%, 03/25/18-10/25/41,
       total market value $15,300,000) (B)        15,000       15,000
                                                             --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $20,921)                                          20,921
                                                             --------
   TOTAL INVESTMENTS - 122.6%
     (Cost $221,308)                                          235,181
                                                             --------
     PAYABLE UPON RETURN OF SECURITIES LOANED -- (23.2)%      (44,444)
     OTHER ASSETS AND LIABILITIES, NET -- 0.6%                  1,083
                                                             --------
   TOTAL OTHER ASSETS AND LIABILITIES -- (22.6)%              (43,361)
                                                             --------

--------------------------------------------------------------------------------
Description                                                Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 22,240,003 outstanding shares
       of beneficial interest                                $284,370
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 2,635,625 outstanding shares
       of beneficial interest                                  43,272
     Paid-in-Capital of Class B Shares
       (unlimited authorized - no par value)
       based on 1,538,544 outstanding shares
       of beneficial interest                                  27,856
     Paid-in-Capital of Class C Shares
       (unlimited authorized - no par value)
       based on 178,157 outstanding shares
       of beneficial interest                                   2,135
     Accumulated net realized loss on investments            (179,686)
     Net unrealized appreciation on investments                13,873
                                                             --------
   TOTAL NET ASSETS - 100.0%                                 $191,820
                                                             ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                         $7.25
                                                             ========
   NET ASSET VALUE AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                           $7.15
                                                             ========
   MAXIMUM OFFERING PRICE PER SHARE -
     CLASS A SHARES ($7.15 / 94.5%)                             $7.57
                                                             ========
   NET ASSET VALUE AND OFFERING
     PRICE PER SHARE - CLASS B SHARES (E)                       $6.86
                                                             ========
   NET ASSET VALUE PER SHARE - CLASS C SHARES (E)               $6.87
                                                             ========
   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS C SHARES ($6.87 / 99.0%)                             $6.94
                                                             ========
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2003 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2003 WAS $42,810,100.
(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
    LOANED.
(C) FLOATING RATE SECURITY. RATE DISCLOSED IS AS OF JULY 31, 2003.
(D) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY BE SOLD ONLY TO THE DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS".
(E) CLASS B AND CLASS C HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
MTN -- MEDIUM TERM NOTE

        The accompanying notes are an integral part of the financial statements.

28                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

VALUE MOMENTUM FUND
--------------------------------------------------------------------------------
Description                                       Shares   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - 97.5%
--------------------------------------------------------------------------------
   CONSUMER DISCRETIONARY - 8.7%
     Federated Department Stores (A)*            170,000     $  6,802
     Hasbro                                      234,200        4,415
     Leggett & Platt                             143,000        3,166
     McGraw-Hill                                 113,600        6,904
     Target                                      320,000       12,262
                                                             --------
                                                               33,549
                                                             --------
   CONSUMER STAPLES - 5.6%
     Altria Group (A)                            184,900        7,398
     Kimberly-Clark                              123,500        5,977
     Kroger (A)*                                  79,400        1,346
     Nestle, ADR                                  67,500        3,368
     Universal                                    85,000        3,622
                                                             --------
                                                               21,711
                                                             --------
   ENERGY - 6.8%
     BP, ADR                                      45,000        1,870
     ChevronTexaco                                79,400        5,725
     ConocoPhillips                               46,000        2,408
     Exxon Mobil                                 300,000       10,674
     Halliburton                                 140,400        3,113
     Suncor Energy (A)                           133,300        2,430
                                                             --------
                                                               26,220
                                                             --------
   FINANCIALS - 24.3%
     Allstate                                    104,752        3,984
     AMB Property                                204,500        5,746
     Bank of America                              95,000        7,844
     Bear Stearns (A)                             50,000        3,350
     Citigroup                                   335,800       15,044
     Equity Office Properties Trust               75,900        2,105
     Fannie Mae                                   70,200        4,496
     Franklin Resources (A)                       30,000        1,304
     Gatx (A)                                    100,000        2,192
     Goldman Sachs Group                          17,800        1,551
     JP Morgan Chase                             272,070        9,536
     Kimco Realty                                 68,250        2,794
     Marsh & McLennan                            217,400       10,787
     Metlife                                      40,000        1,109
     Morgan Stanley (A)                          210,000        9,962
     Providian Financial*                        160,000        1,544
     Travelers Property Casualty, Cl A (A)        14,508          235
     Travelers Property Casualty, Cl B            29,807          481
     Washington Mutual                           247,705        9,779
                                                             --------
                                                               93,843
                                                             --------
   HEALTH CARE - 8.9%
     Amgen #*                                    120,000        8,350
     Applied Biosystems Group - Applera          107,400        2,325

--------------------------------------------------------------------------------
Description                                       Shares   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   HEALTH CARE - (CONTINUED)
     Baxter International                        279,600     $  7,720
     HCA                                          67,100        2,365
     Merck                                       147,000        8,126
     Pfizer                                       86,840        2,897
     Wyeth                                        60,000        2,735
                                                             --------
                                                               34,518
                                                             --------
   INDUSTRIALS - 17.2%
     American Power Conversion*                  159,000        2,772
     Avery Dennison (A)                          157,600        8,504
     Burlington Northern Santa Fe                 40,000        1,103
     Cendant (A)*                                374,779        6,727
     Equifax                                     162,900        3,794
     Florida East Coast Industries,
       Cl A (A)                                   95,000        2,672
     General Electric                            381,200       10,841
     Manpower (A)                                110,000        4,191
     Masco                                       175,000        4,265
     Northrop Grumman                             21,160        1,952
     Parker Hannifin (A)                         180,000        8,298
     Tyco International (A)                      161,300        3,000
     United Technologies                          65,390        4,919
     Waste Management                            143,000        3,416
                                                             --------
                                                               66,454
                                                             --------
   INFORMATION TECHNOLOGY - 9.4%
     Agilent Technologies (A)*                   102,489        2,227
     Applied Materials*                          188,800        3,682
     Cabot Microelectronics (A)*                  35,896        2,229
     Cisco Systems*                              234,200        4,572
     CTS                                         292,800        3,382
     Diebold                                      25,500        1,127
     Hewlett-Packard                             100,900        2,136
     Intel                                        80,000        1,996
     International Business Machines              85,000        6,906
     Nokia, ADR                                  189,200        2,895
     Tektronix*                                  237,100        5,010
                                                             --------
                                                               36,162
                                                             --------
   MATERIALS - 6.2%
     Alcoa                                       173,100        4,807
     Cabot                                       179,800        4,905
     Ecolab                                      180,200        4,453
     Engelhard (A)                               195,400        5,135
     Weyerhaeuser                                 82,200        4,627
                                                             --------
                                                               23,927
                                                             --------


The accompanying notes are an integral part of the financial statements.

                                        WWW.HIGHMARKFUNDS.COM                 29

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

VALUE MOMENTUM FUND (CONTINUED)
--------------------------------------------------------------------------------
Description                   Shares/Par (000)/Contracts   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   TELECOMMUNICATION - 5.2%
     AT&T (A)                                     30,160     $    641
     CenturyTel (A)                              185,550        6,363
     SBC Communications                          159,000        3,714
     Verizon Communications                      271,956        9,480
                                                             --------
                                                               20,198
                                                             --------
   UTILITIES - 5.2%
     El Paso                                     200,000        1,408
     Equitable Resources                          35,000        1,352
     Oneok (A)                                   200,000        4,172
     Questar                                     313,000       10,000
     Sempra Energy (A)                            80,000        2,227
     Williams                                    120,000          762
                                                             --------
                                                               19,921
                                                             --------
     TOTAL COMMON STOCK
       (Cost $266,563)                                        376,503
                                                             --------
--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS - 3.7%
--------------------------------------------------------------------------------
     Bear Stearns, MTN (B) (C)
       1.255%, 02/03/04                          $ 5,000        5,000
     Credit Suisse First Boston, MTN (B) (C)
       1.117%, 08/06/04                            7,000        7,007
     Washington Mutual Bank (B) (C)
       1.180%, 11/26/03                            2,500        2,500
                                                             --------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $14,507)                                          14,507
                                                             --------
--------------------------------------------------------------------------------
   COMMERCIAL PAPER - 8.8%
--------------------------------------------------------------------------------
     Concord Minutemen Capital (B) (E)
       1.150%, 08/01/03                           19,000       18,999
     Four Winds Funding (B)
       1.230%, 08/01/03                           15,000       15,000
                                                             --------
     TOTAL COMMERCIAL PAPER
       (Cost $33,999)                                          33,999
                                                             --------
--------------------------------------------------------------------------------
   EQUITY OPTIONS - 0.0%
--------------------------------------------------------------------------------
     Amgen January 2004 60 Put                       642          109
                                                             --------
     TOTAL EQUITY OPTIONS
       (Premium $165)                                             109
                                                             --------
--------------------------------------------------------------------------------
   REGULATED INVESTMENT COMPANIES - 0.5%
--------------------------------------------------------------------------------
     SPDR Trust Series 1                           6,000          596
     Templeton Dragon Fund                       111,000        1,348
                                                             --------
     TOTAL REGULATED INVESTMENT COMPANIES
       (Cost $1,588)                                            1,944
                                                             --------
--------------------------------------------------------------------------------
Description                   Shares/Par (000)/Contracts   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   RIGHTS - 0.0%
--------------------------------------------------------------------------------
     Bank United (D)*                            118,300     $      8
     Comdisco Holding                            266,700          104
                                                             --------
     TOTAL RIGHTS
       (Cost $1,117)                                              112
                                                             --------
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 5.5%
--------------------------------------------------------------------------------
     Bank of America
       1.190%, dated 07/31/03, matures
       08/01/03, repurchase price $3,866,690
       (collateralized by various mortgage
       obligations, par value $3,943,893,
       0.000%-1.110%, 08/12/03-11/20/03,
       total market value $3,943,893) (B)        $ 3,867        3,867
     Deutsche Bank Securities, Inc.
       1.000%, dated 07/31/03, matures
       08/01/03, repurchase price $7,422,990
       (collateralized by a U.S. Treasury Bill,
       par value $7,590,000, 0.000%, 10/31/03,
       total market value $7,571,571)              7,423        7,423
     Lehman Brothers
       1.205%, dated 07/31/03, matures
       08/01/03, repurchase price $10,000,335
       (collateralized by various mortgage
       obligations, par value $19,394,286,
       0.000%-5.250%, 03/25/18-10/25/41,
       total market value $10,200,000) (B)        10,000      10,000
                                                             --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $21,290)                                          21,290
                                                             --------
   TOTAL INVESTMENTS - 116.0%
     (Cost $339,229)                                          448,464
                                                             --------
--------------------------------------------------------------------------------
   WRITTEN OPTIONS - 0.0%
--------------------------------------------------------------------------------
     Amgen January 2004 65 Calls                    (107)         (89)
     Amgen January 2004 70 Calls                    (100)         (52)
     Amgen January 2004 75 Calls                    (228)         (68)
                                                             --------
     TOTAL WRITTEN OPTIONS
       (Premium $(194))                                          (209)
                                                             --------

     PAYABLE UPON RETURN OF SECURITIES LOANED -- (16.1)%      (62,373)
     OTHER ASSETS AND LIABILITIES, NET -- 0.1%                    392
                                                             --------
   TOTAL OTHER ASSETS AND LIABILITIES -- (16.0)%              (61,981)
                                                             --------


        The accompanying notes are an integral part of the financial statements.

30                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

VALUE MOMENTUM FUND (CONCLUDED)
--------------------------------------------------------------------------------
Description                                                Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 16,896,927 outstanding shares
       of beneficial interest                               $ 215,934
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 1,313,735 outstanding shares
       of beneficial interest                                  34,636
     Paid-in-Capital of Class B Shares
       (unlimited authorized - no par value)
       based on 396,303 outstanding shares
       of beneficial interest                                  13,575
     Paid-in-Capital of Class C Shares
       (unlimited authorized - no par value)
       based on 37,835 outstanding shares
       of beneficial interest                                   1,340
     Undistributed net investment income                          230
     Accumulated net realized gain on investments
       and options                                             11,339
     Net unrealized appreciation on investments
       and options                                            109,220
                                                             --------
   TOTAL NET ASSETS - 100.0%                                 $386,274
                                                             ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                        $20.72
                                                             ========
   NET ASSET VALUE AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                          $20.71
                                                             ========
   MAXIMUM OFFERING PRICE PER SHARE -
     CLASS A SHARES ($20.71 / 94.5%)                           $21.92
                                                             ========
   NET ASSET VALUE AND OFFERING
     PRICE PER SHARE - CLASS B SHARES (F)                      $20.54
                                                             ========
   NET ASSET VALUE PER SHARE - CLASS C SHARES (F)             $20.51
                                                             ========
   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS C SHARES ($20.51 / 99.0%)                           $20.72
                                                             ========

* NON-INCOME PRODUCING SECURITIES
# SECURITY HAS BEEN PLEDGED AS COLLATERAL FOR OPEN WRITTEN OPTION CONTRACTS.
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2003 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2003 WAS $60,117,727. (B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LOANED.
(C) FLOATING RATE SECURITY. RATE DISCLOSED IS AS OF JULY 31, 2003.
(D) THIS SECURITY REPRESENTS A POTENTIAL DISTRIBUTION SETTLEMENT IN A LEGAL
    CLAIM.
(E) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY BE SOLD ONLY TO THE DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS".
(F) CLASS B AND CLASS C HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
MTN -- MEDIUM TERM NOTE
SPDR -- STANDARD & POOR'S DEPOSITORY RECEIPT




The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                31

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
Description                                       Shares   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - 99.1%
--------------------------------------------------------------------------------
   CONSUMER DISCRETIONARY - 15.8%
     AOL Time Warner (A)*                         24,600     $    380
     Autoliv                                      28,200          812
     Barnes & Noble (A)*                          26,600          637
     Blockbuster, Cl A                            21,000          375
     CBRL Group                                   18,900          666
     Centex                                       12,100          878
     Claire's Stores                              28,000          764
     Eastman Kodak                                37,500        1,036
     Federated Department Stores*                 29,400        1,176
     Gtech Holdings (A)*                          11,500          444
     Hasbro                                       25,500          481
     Hovnanian Enterprises, Cl A*                  9,100          449
     KB Home (A)                                  12,300          696
     Knight-Ridder                                 7,100          487
     Lear*                                        16,800          873
     MDC Holdings                                  5,100          254
     NVR*                                          2,100          859
     Polaris Industries (A)                        9,900          782
     Pulte Homes                                   9,800          599
     Rent-A-Center*                                9,000          656
     Ryland Group                                 12,500          811
     Station Casinos*                             13,500          391
     Zale*                                        16,000          761
                                                             --------
                                                               15,267
                                                             --------
   CONSUMER STAPLES - 7.2%
     Albertson's                                  48,400          913
     Altria Group (A)                             11,300          452
     Bunge                                        13,300          398
     Dean Foods*                                  12,400          371
     Fresh Del Monte Produce                      16,400          456
     Kroger (A)*                                  62,300        1,056
     Procter & Gamble                              5,100          448
     RJ Reynolds Tobacco Holdings(A)              10,600          377
     Safeway*                                     46,400          991
     Supervalu                                    36,300          855
     Winn-Dixie Stores (A)                        59,700          684
                                                             --------
                                                                7,001
                                                             --------
   ENERGY - 8.5%
     Amerada Hess                                 18,000          846
     Burlington Resources                         14,000          646
     Canadian Natural Resources (A)               23,300          883
     Exxon Mobil                                  47,300        1,683
     Marathon Oil (A)                             40,100        1,032
     Newfield Exploration*                        10,600          383
     Occidental Petroleum                         35,400        1,157
     Sunoco                                       20,200          747

--------------------------------------------------------------------------------
Description                                       Shares   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   ENERGY - (CONTINUED)
     Talisman Energy                              20,300     $    871
                                                             --------
                                                                8,248
                                                             --------
   FINANCIALS - 34.7%
     Allstate                                     32,000        1,217
     Bank of America                              44,000        3,633
     Bear Stearns                                 14,200          951
     Citigroup                                    98,967        4,434
     Countrywide Financial                        14,500          969
     Doral Financial                              16,700          733
     Everest Re Group (A)                         10,600          801
     First American                               31,800          768
     First Tennessee National                     22,800          978
     Flagstar Bancorp (A)                         26,600          527
     Franklin Resources (A)                       11,200          487
     Freddie Mac                                   6,200          303
     Golden West Financial                        14,100        1,165
     Greenpoint Financial                         19,200          965
     IndyMac Bancorp                              30,100          733
     IPC Holdings                                 19,400          668
     JP Morgan Chase                              46,800        1,640
     Lehman Brothers Holdings                     19,600        1,240
     LNR Property (A)                             16,900          669
     Morgan Stanley (A)                           11,400          541
     National City                                35,700        1,176
     Popular                                      23,700          890
     Principal Financial Group (A)                35,400        1,154
     Progressive (A)                               8,100          535
     Regions Financial                            29,200        1,054
     RenaissanceRe Holdings                       19,400          826
     Union Planters                               33,400        1,073
     Wachovia                                     17,700          773
     Washington Mutual                            46,200        1,824
     Webster Financial                            20,700          775
                                                             --------
                                                               33,502
                                                             --------
   HEALTH CARE - 4.6%
     American Pharmaceutical
       Partners (A)*                              21,600          974
     Apria Healthcare Group*                       1,400           36
     Bausch & Lomb                                10,700          452
     Health Net*                                  28,400          975
     King Pharmaceuticals*                        28,400          428
     Merck                                        17,700          979
     Pacificare Health Systems*                   10,100          565
                                                             --------
                                                                4,409
                                                             --------


        The accompanying notes are an integral part of the financial statements.

32                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

LARGE CAP VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------
Description                                       Shares   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   INDUSTRIALS - 4.6%
     Burlington Northern Santa Fe                 14,100     $    388
     Cendant*                                     33,700          605
     Graco                                         9,000          328
     H&R Block (A)                                17,100          725
     ITT Educational Services*                    12,100          475
     Ryder System                                 30,000          872
     Teekay Shipping                              18,100          798
     Textron                                       5,000          217
                                                             --------
                                                                4,408
                                                             --------
   INFORMATION TECHNOLOGY - 6.6%
     Accenture, Cl A*                             47,800          928
     Amdocs*                                      20,300          414
     Arrow Electronics*                           47,000          801
     Avnet*                                       26,800          386
     Cisco Systems*                               31,500          615
     Citrix Systems*                              24,200          439
     Convergys*                                   23,900          403
     Sandisk (A)*                                  7,300          414
     Scientific-Atlanta (A)                       27,300          827
     Sybase*                                      46,400          729
     VeriSign*                                    29,500          394
                                                             --------
                                                                6,350
                                                             --------
   MATERIALS - 5.0%
     Agrium                                       56,400          632
     Alcan                                        28,200          982
     Cytec Industries*                            23,000          888
     Engelhard                                    15,200          399
     Freeport-McMoRan Copper & Gold,
       Cl B (A)                                   23,200          622
     Monsanto                                     37,800          869
     Sigma-Aldrich                                 7,500          427
                                                             --------
                                                                4,819
                                                             --------
   TELECOMMUNICATION - 6.0%
     BellSouth                                    37,000          943
     Citizens Communications (A)*                 73,000          865
     Nextel Communications, Cl A (A)*             22,800          416
     SBC Communications                           44,000        1,028
     Sprint (FON Group)                           37,700          532
     Verizon Communications                       58,000        2,022
                                                             --------
                                                                5,806
                                                             --------
   UTILITIES - 6.1%
     American Electric Power (A)                  42,100        1,181
     Constellation Energy Group                   25,800          862
     Edison International*                        65,000        1,067
     Entergy                                      18,400          948
     Northeast Utilities                          25,200          423

--------------------------------------------------------------------------------
Description                              Shares/Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   UTILITIES - (CONTINUED)
     Oneok (A)                                    19,000     $    396
     Sempra Energy (A)                            35,600          991
                                                             --------
                                                                5,868
                                                             --------
     TOTAL COMMON STOCK
       (Cost $84,069)                                          95,678
                                                             --------
--------------------------------------------------------------------------------
   COMMERCIAL PAPER - 12.4%
--------------------------------------------------------------------------------
     Bayer (B) (C)
       1.160%, 08/01/03                           $4,000        4,000
     Concord Minutemen Capital (B) (C)
       1.150%, 08/01/03                            4,000        4,000
     Four Winds Funding (B)
       1.230%, 08/01/03                            4,000        3,999
                                                             --------
     TOTAL COMMERCIAL PAPER
       (Cost $11,999)                                          11,999
                                                             --------
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 8.7%
--------------------------------------------------------------------------------
     Bank of America
       1.190%, dated 07/31/03, matures
       08/01/03, repurchase price $6,930,883
       (collateralized by various mortgage
       obligation par value $7,069,267,
       0.000%-1.110%, 08/12/03-11/20/03,
       total market value $7,069,267) (B)          6,931        6,931
     Deutsche Bank Securities, Inc.
       1.000%, dated 07/31/03, matures
       08/01/03, repurchase price $1,494,092
       (collateralized by a U.S. Treasury Bond,
       par value $1,094,000, 14.000%,
       11/15/11, total market value $1,525,016)    1,494        1,494
                                                             --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $8,425)                                            8,425
                                                             --------
   TOTAL INVESTMENTS - 120.2%
     (Cost $104,493)                                          116,102
                                                             --------

     PAYABLE UPON RETURN OF SECURITIES LOANED -- (19.6)%      (18,930)
     OTHER ASSETS AND LIABILITIES, NET -- (0.6)%                 (600)
                                                             --------
   TOTAL OTHER ASSETS AND LIABILITIES -- (20.2)%              (19,530)
                                                             --------


The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                33

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

LARGE CAP VALUE FUND (CONCLUDED)
--------------------------------------------------------------------------------
Description                                                Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 7,474,911 outstanding shares
       of beneficial interest                                $ 95,411
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 3,313,377 outstanding shares
       of beneficial interest                                  49,173
     Paid-in-Capital of Class B Shares
       (unlimited authorized - no par value)
       based on 231,355 outstanding shares
       of beneficial interest                                   4,685
     Paid-in-Capital of Class C Shares
       (unlimited authorized - no par value)
       based on 19,446 outstanding shares
       of beneficial interest                                     173
     Undistributed net investment income                           65
     Accumulated net realized loss on investments             (64,544)
     Net unrealized appreciation on investments                11,609
                                                             --------
   TOTAL NET ASSETS - 100.0%                                  $96,572
                                                             ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                         $8.74
                                                             ========
   NET ASSET VALUE AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                           $8.76
                                                             ========
   MAXIMUM OFFERING PRICE PER SHARE -
     CLASS A SHARES ($8.76 / 94.5%)                             $9.27
                                                             ========
   NET ASSET VALUE AND OFFERING
     PRICE PER SHARE - CLASS B SHARES (D)                       $8.67
                                                             ========
   NET ASSET VALUE PER SHARE - CLASS C SHARES (D)               $8.65
                                                             ========
   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS C SHARES ($8.65 / 99.0%)                             $8.74
                                                             ========

* NON-INCOME PRODUCING SECURITIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2003 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2003 WAS $18,273,162.
(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
    LOANED.
(C) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY BE SOLD ONLY TO THE DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS".
(D) CLASS B AND CLASS C HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.
CL -- CLASS




        The accompanying notes are an integral part of the financial statements.

34                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

CORE EQUITY FUND
--------------------------------------------------------------------------------
Description                                       Shares   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - 96.4%
--------------------------------------------------------------------------------
   CONSUMER DISCRETIONARY - 11.9%
     AOL Time Warner (A)*                        115,312     $  1,779
     Best Buy (A)*                                29,225        1,276
     Carnival (A)                                 35,200        1,208
     Comcast, Cl A*                               56,048        1,699
     eBay (A)*                                     5,430          582
     Hilton Hotels                                78,115        1,140
     InterActive (A)*                             15,555          630
     Lowe's                                       27,200        1,294
     Nike, Cl B                                   12,420          643
     Starbucks (A)*                               39,220        1,072
     Viacom, Cl B*                                25,030        1,089
     Walt Disney                                  93,120        2,041
                                                             --------
                                                               14,453
                                                             --------
   CONSUMER STAPLES - 8.5%
     Coca-Cola                                    31,240        1,405
     Colgate-Palmolive                            24,925        1,361
     Coors (Adolph), Cl B                         23,280        1,196
     Kroger (A)*                                 120,450        2,042
     PepsiCo                                      22,695        1,046
     Wal-Mart Stores                              58,585        3,275
                                                             --------
                                                               10,325
                                                             --------
   ENERGY - 5.8%
     ChevronTexaco                                21,330        1,538
     Exxon Mobil                                  68,198        2,426
     Kerr-McGee                                   20,305          893
     Marathon Oil (A)                             62,265        1,603
     Occidental Petroleum                         18,470          604
                                                             --------
                                                                7,064
                                                             --------
   FINANCIALS - 19.0%
     American Express                             45,435        2,007
     American International Group                 24,825        1,594
     Bank of America                              25,320        2,091
     Citigroup                                    52,163        2,337
     FleetBoston Financial                        82,345        2,560
     Goldman Sachs Group                          18,410        1,604
     JP Morgan Chase                              68,239        2,392
     Marsh & McLennan                             29,345        1,456
     Morgan Stanley (A)                           33,045        1,568
     Providian Financial*                         77,560          748
     U.S. Bancorp                                 73,525        1,803
     Wachovia                                     41,830        1,827
     Washington Mutual                            26,080        1,030
                                                             --------
                                                               23,017
                                                             --------

--------------------------------------------------------------------------------
Description                                       Shares   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   HEALTH CARE - 14.1%
     Abbott Laboratories                          47,430     $  1,862
     Aetna                                        19,410        1,196
     Alcon                                        21,480        1,095
     Amgen*                                       29,905        2,081
     Bristol-Myers Squibb                         52,110        1,365
     Genentech (A)*                               15,950        1,288
     Johnson & Johnson                            22,880        1,185
     McKesson (A)                                 31,165        1,005
     Medimmune*                                   27,870        1,092
     Medtronic                                    17,130          882
     Pfizer                                       66,829        2,230
     Wyeth                                        38,795        1,768
                                                             --------
                                                               17,049
                                                             --------
   INDUSTRIALS - 9.3%
     3M                                            5,910          829
     Allied Waste Industries*                     69,180          839
     Burlington Northern Santa Fe                 23,270          641
     General Electric                             70,125        1,994
     Ingersoll-Rand, Cl A                         23,605        1,280
     Northrop Grumman                             19,720        1,819
     Parker Hannifin (A)                          28,185        1,299
     Tyco International (A)                       89,760        1,670
     United Technologies                          12,740          958
                                                             --------
                                                               11,329
                                                             --------
   INFORMATION TECHNOLOGY - 17.2%
     Applied Materials*                           40,955          799
     Automatic Data Processing                    15,940          591
     Cisco Systems*                              159,300        3,110
     Dell*                                        44,600        1,502
     Hewlett-Packard                              48,835        1,034
     Intel                                       115,020        2,870
     International Business Machines              32,115        2,609
     MEMC Electronic Materials*                   54,810          618
     Microsoft                                   167,740        4,428
     Novellus Systems*                            18,655          668
     Oracle*                                     103,370        1,241
     Texas Instruments                            40,875          771
     Yahoo!*                                      18,950          590
                                                             --------
                                                               20,831
                                                             --------
   MATERIALS - 3.8%
     Alcoa                                        33,250          923
     E.I. du Pont de Nemours                      26,498        1,164
     Newmont Mining (A)                           43,290        1,563
     Weyerhaeuser                                 17,370          978
                                                             --------
                                                                4,628
                                                             --------

The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                35

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

CORE EQUITY FUND (CONCLUDED)
--------------------------------------------------------------------------------
Description                              Shares/Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   TELECOMMUNICATION - 3.4%
     AT&T Wireless Services*                      68,545     $    585
     Citizens Communications (A)*                 71,115          843
     Nextel Communications, Cl A (A)*             75,330        1,375
     Verizon Communications                       39,285        1,369
                                                             --------
                                                                4,172
                                                             --------
   UTILITIES - 3.4%
     Cinergy                                      21,615          735
     Constellation Energy Group                   33,885        1,132
     Edison International*                        63,675        1,045
     Exelon                                       21,675        1,246
                                                             --------
                                                                4,158
                                                             --------
     TOTAL COMMON STOCK
       (Cost $118,621)                                        117,026
                                                             --------
--------------------------------------------------------------------------------
   COMMERCIAL PAPER - 9.9%
--------------------------------------------------------------------------------
     Concord Minutemen Capital (B) (C)
       1.150%, 08/01/03                           $6,000        6,000
     Four Winds Funding (B)
       1.230%, 08/01/03                            6,000        6,000
                                                             --------
     TOTAL COMMERCIAL PAPER
       (Cost $12,000)                                          12,000
                                                             --------
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 10.6%
--------------------------------------------------------------------------------
     Bank of America
       1.190%, dated 07/31/03, matures
       08/01/03, repurchase price $3,763,053
       (collateralized by various mortgage
       obligations, par value $3,838,187,
       0.000%-1.110%, 08/12/03-11/20/03,
       total market value $3,838,187) (B)          3,763        3,763
     Deutsche Bank Securities, Inc.
       1.000%, dated 07/31/03, matures
       08/01/03, repurchase price $4,073,572
       (collateralized by various U.S. Treasury
       Bonds, par value $3,193,000,
       6.875%-14.000%, 11/15/11-08/15/25,
       total market value $4,155,495)              4,073        4,073
     Lehman Brothers
       1.205%, dated 07/31/03, matures
       08/01/03, repurchase price $5,000,167
       (collateralized by various mortgage
       obligations, par value $9,697,143,
       0.000%-5.250%, 03/25/18-10/25/41,
       total market value $5,100,000) (B)          5,000        5,000
                                                             --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $12,836)                                          12,836
                                                             --------
   TOTAL INVESTMENTS - 116.9%
     (Cost $143,457)                                          141,862
                                                             --------

--------------------------------------------------------------------------------
Description                                                Value (000)
--------------------------------------------------------------------------------
     PAYABLE UPON RETURN OF SECURITIES LOANED -- (17.1)%     $(20,763)
     OTHER ASSETS AND LIABILITIES, NET -- 0.2%                    272
                                                             --------
   TOTAL OTHER ASSETS AND LIABILITIES -- (16.9)%              (20,491)
                                                             --------
--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 17,092,465 outstanding shares
       of beneficial interest                                 150,420
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 481,182 outstanding shares
       of beneficial interest                                   3,776
     Paid-in-Capital of Class B Shares
       (unlimited authorized - no par value)
       based on 464,611 outstanding shares
       of beneficial interest                                   3,853
     Undistributed net investment income                           23
     Accumulated net realized loss on investments             (35,106)
     Net unrealized depreciation on investments                (1,595)
                                                             --------
   TOTAL NET ASSETS - 100.0%                                 $121,371
                                                             ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                         $6.73
                                                             ========
   NET ASSET VALUE AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                           $6.72
                                                             ========
   MAXIMUM OFFERING PRICE PER SHARE -
     CLASS A SHARES ($6.72 / 94.5%)                             $7.11
                                                             ========
   NET ASSET VALUE AND OFFERING
     PRICE PER SHARE - CLASS B SHARES (D)                       $6.66
                                                             ========
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2003 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2003 WAS $19,952,906.
(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
    LOANED.
(C) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY BE SOLD ONLY TO THE DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS".
(D) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.
CL -- CLASS


        The accompanying notes are an integral part of the financial statements.

36                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

BALANCED FUND
--------------------------------------------------------------------------------
Description                                       Shares   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - 64.1%
--------------------------------------------------------------------------------
   CONSUMER DISCRETIONARY - 8.0%
     AOL Time Warner (A)*                         80,722     $  1,246
     Best Buy (A)*                                20,360          889
     Carnival (A)                                 24,440          838
     Comcast, Cl A*                               41,289        1,252
     eBay (A)*                                     3,670          393
     Hilton Hotels                                50,595          739
     InterActive (A)*                             10,925          442
     Lowe's                                       19,415          923
     Nike, Cl B                                    8,635          447
     Starbucks (A)*                               27,350          747
     Viacom, Cl B*                                17,615          767
     Walt Disney                                  65,765        1,442
                                                             --------
                                                               10,125
                                                             --------
   CONSUMER STAPLES - 5.7%
     Coca-Cola                                    21,985          989
     Colgate-Palmolive                            16,985          927
     Coors (Adolph), Cl B                         16,295          837
     Kroger (A)*                                  83,525        1,416
     PepsiCo                                      15,765          726
     Wal-Mart Stores                              42,170        2,358
                                                             --------
                                                                7,253
                                                             --------
   ENERGY - 3.9%
     ChevronTexaco                                14,895        1,074
     Exxon Mobil                                  48,048        1,710
     Kerr-McGee                                   14,165          623
     Marathon Oil (A)                             43,025        1,108
     Occidental Petroleum                         13,105          428
                                                             --------
                                                                4,943
                                                             --------
   FINANCIALS - 12.0%
     American Express                             32,635        1,442
     American International Group                 17,837        1,145
     Bank of America                              17,740        1,465
     Citigroup                                    13,911          623
     FleetBoston Financial                        57,992        1,803
     Goldman Sachs Group                          12,915        1,126
     JP Morgan Chase                              47,800        1,675
     Marsh & McLennan                             20,495        1,017
     Morgan Stanley                               23,275        1,104
     Providian Financial*                         51,840          500
     U.S. Bancorp                                 50,975        1,250
     Wachovia                                     29,940        1,308
     Washington Mutual                            19,280          761
                                                             --------
                                                               15,219
                                                             --------
   HEALTH CARE - 9.4%
     Abbott Laboratories                          33,525        1,316

--------------------------------------------------------------------------------
Description                                       Shares   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   HEALTH CARE - (CONTINUED)
     Aetna                                        13,680     $    843
     Alcon                                        15,480          789
     Amgen*                                       20,995        1,461
     Bristol-Myers Squibb                         37,280          977
     Genentech (A)*                               11,215          905
     Johnson & Johnson                            16,120          835
     McKesson (A)                                 21,910          707
     Medimmune*                                   19,725          773
     Medtronic                                    10,915          562
     Pfizer                                       46,199        1,541
     Wyeth                                        26,545        1,210
                                                             --------
                                                               11,919
                                                             --------
   INDUSTRIALS - 6.3%
     3M                                            4,270          599
     Allied Waste Industries*                     49,175          596
     Burlington Northern Santa Fe                 16,260          448
     General Electric                             48,840        1,389
     Ingersoll-Rand, Cl A                         16,840          913
     Northrop Grumman                             13,875        1,280
     Parker Hannifin (A)                          20,140          928
     Tyco International (A)                       62,945        1,171
     United Technologies                           9,155          689
                                                             --------
                                                                8,013
                                                             --------
   INFORMATION TECHNOLOGY - 11.5%
     Applied Materials*                           26,235          512
     Automatic Data Processing                    11,070          410
     Cisco Systems*                              109,920        2,146
     Dell*                                        32,085        1,081
     Hewlett-Packard                              34,650          733
     Intel                                        80,910        2,019
     International Business Machines              22,685        1,843
     MEMC Electronic Materials*                   38,565          435
     Microsoft                                   118,825        3,137
     Novellus Systems*                            13,110          469
     Oracle*                                      73,005          876
     Texas Instruments                            28,335          535
     Yahoo!*                                      12,850          400
                                                             --------
                                                               14,596
                                                             --------
   MATERIALS - 2.7%
     Alcoa                                        23,530          653
     E.I. du Pont de Nemours                      19,036          837
     Newmont Mining (A)                           30,490        1,101
     Weyerhaeuser                                 13,185          742
                                                             --------
                                                                3,333
                                                             --------
The accompanying notes are an integral part of the financial statements.


                                         WWW.HIGHMARKFUNDS.COM                37

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

BALANCED FUND (CONTINUED)
--------------------------------------------------------------------------------
Description                              Shares/Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   TELECOMMUNICATION - 2.3%
     AT&T Wireless Services*                      47,600     $    406
     Citizens Communications (A)*                 50,230          595
     Nextel Communications, Cl A (A)*             54,235          990
     Verizon Communications                       26,870          937
                                                             --------
                                                                2,928
                                                             --------
   UTILITIES - 2.3%
     Cinergy                                      15,255          519
     Constellation Energy Group                   23,700          792
     Edison International*                        44,440          729
     Exelon                                       15,235          875
                                                             --------
                                                                2,915
                                                             --------
     TOTAL COMMON STOCK
       (Cost $75,873)                                          81,244
                                                             --------
--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS - 12.1%
--------------------------------------------------------------------------------
   CONSUMER DISCRETIONARY - 1.4%
     Sears Roebuck Acceptance (A)
       6.900%, 08/01/03                            $ 600          600
     Time Warner
       7.480%, 01/15/08                              500          547
     Wal-Mart Stores
       5.875%, 10/15/05                              600          648
                                                             --------
                                                                1,795
                                                             --------
   CONSUMER STAPLES - 0.6%
     Safeway
       7.500%, 09/15/09                              700          789
                                                             --------
   ENERGY - 1.1%
     CMS Energy
       7.875%, 08/15/04                              600          637
     Marathon Oil
       6.125%, 03/15/12                              750          792
                                                             --------
                                                                1,429
                                                             --------
   FINANCIALS - 4.1%
     Citigroup
       6.500%, 01/18/11                              500          550
     General Motors Acceptance
       5.750%, 11/10/03                              900          909
     JP Morgan Chase Bank
       6.700%, 08/15/08                              900        1,001
     Mellon Bank
       7.000%, 03/15/06                              400          445
     Morgan Stanley
       6.750%, 04/15/11                              550          613
     Royal Bank of Scotland Group
       6.375%, 02/01/11                              700          770

--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS - (CONTINUED)
--------------------------------------------------------------------------------
   FINANCIALS - (CONTINUED)
     U.S. Bancorp
       6.875%, 09/15/07                            $ 600     $    675
     Wells Fargo Bank
       6.450%, 02/01/11                              200          222
                                                             --------
                                                                5,185
                                                             --------
   FOREIGN GOVERNMENTS - 1.3%
     Hydro Quebec, Ser HY
       8.400%, 01/15/22                              600          764
     Hydro Quebec, Ser IO
       8.050%, 07/07/24                              150          187
     Province of Ontario
       5.500%, 10/01/08                              600          651
                                                             --------
                                                                1,602
                                                             --------
   HEALTH CARE - 0.6%
     Pharmacia
       5.875%, 12/01/08                              700          771
                                                             --------
   INDUSTRIALS - 1.9%
     Caterpillar Tractor
       6.000%, 05/01/07                              405          405
     Dow Chemical
       6.850%, 08/15/13                              600          641
     Lockheed Martin
       7.700%, 06/15/08                              600          698
     Raytheon
       6.550%, 03/15/10                              600          648
                                                             --------
                                                                2,392
                                                             --------
   INFORMATION TECHNOLOGY - 0.3%
     International Business Machines
       8.375%, 11/01/19                              100          126
     International Business Machines, MTN
       5.370%, 09/22/03                              300          302
                                                             --------
                                                                  428
                                                             --------
   TELECOMMUNICATION - 0.3%
     Bell Atlantic of Maryland
       8.000%, 10/15/29                              175          203
     New England Telephone & Telegraph
       7.875%, 11/15/29                              150          173
                                                             --------
                                                                  376
                                                             --------
   UTILITIES - 0.5%
     Cleveland Electric, Ser B
       7.670%, 07/01/04                              600          630
                                                             --------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $14,559)                                          15,397
                                                             --------

        The accompanying notes are an integral part of the financial statements.

38                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

BALANCED FUND (CONTINUED)
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS - 9.6%
--------------------------------------------------------------------------------
     FHLMC
       6.500%, 11/01/09                            $ 603     $    635
       6.000%, 02/01/28                              537          544
     FNMA
       8.000%, 08/01/24                               38           42
       8.000%, 05/01/25                               55           60
       8.000%, 07/01/26                               46           49
       7.500%, 09/01/26                               54           58
       7.500%, 03/01/27                               30           32
       7.000%, 09/01/25                              112          117
       7.000%, 07/01/26                              164          172
       7.000%, 09/01/26                               74           78
       7.000%, 12/01/27                              208          218
       6.500%, 05/01/14                              478          502
       6.500%, 03/01/24                               63           65
       6.500%, 10/01/27                              106          109
       6.500%, 01/01/28                              270          278
       6.500%, 05/01/29                              329          338
       6.000%, 03/01/28                              174          176
       6.000%, 05/01/28                              167          169
       5.000%, 04/01/18                              959          959
       5.000%, 05/01/18                            1,929        1,928
     GNMA
       7.500%, 05/15/24                               33           35
       7.500%, 09/15/25                               72           77
       7.500%, 09/15/26                              192          203
       7.500%, 01/15/27                              184          195
       7.000%, 02/15/26                              150          158
       7.000%, 08/15/26                              235          247
       7.000%, 10/15/27                              255          267
       7.000%, 03/15/29                              259          272
       6.500%, 09/15/08                              345          365
       6.500%, 06/15/23                               41           43
       6.500%, 02/15/24                               27           28
       6.500%, 04/15/26                              149          155
       6.500%, 05/15/28                              128          132
       6.500%, 01/15/29                              520          538
       6.000%, 11/15/08                              275          289
       6.000%, 12/15/28                              679          692
       6.000%, 02/15/29                              783          797
       6.000%, 04/15/29                            1,082        1,103
                                                             --------
     TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
       BACKED OBLIGATIONS
       (Cost $11,841)                                          12,125
                                                             --------

--------------------------------------------------------------------------------
Description                                    Par (000)   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS - 4.6%
--------------------------------------------------------------------------------
     U.S. Treasury Bonds
       7.250%, 05/15/16                           $2,400     $  2,918
     U.S. Treasury Bonds (A)
       8.125%, 08/15/19                            1,100        1,443
       7.125%, 02/15/23                              300          361
     U.S. Treasury Inflation Index Note
       3.000%, 07/15/12                            1,021        1,073
                                                             --------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $5,388)                                            5,795
                                                             --------
--------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.8%
--------------------------------------------------------------------------------
     FNMA
       6.000%, 03/01/28                              414          419
     FNMA (A)
       5.750%, 06/15/05                            1,100        1,177
       6.375%, 06/15/09                              600          669
                                                             --------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (Cost $2,291)                                            2,265
                                                             --------
--------------------------------------------------------------------------------
   COMMERCIAL PAPER - 8.7%
--------------------------------------------------------------------------------
     Concord Minutemen Capital (B) (C)
       1.150%, 08/01/03                            5,000        5,000
     Four Winds Funding (B)
       1.230%, 08/01/03                            6,000        5,999
                                                             --------
     TOTAL COMMERCIAL PAPER
       (Cost $10,999)                                          10,999
                                                             --------
--------------------------------------------------------------------------------
   ASSET-BACKED SECURITIES - 1.4%
--------------------------------------------------------------------------------
     Bank One Issuance Trust,
       Ser 2002-A4, Cl A4
       2.940%, 06/16/08                              600          608
     Capital Auto Receivables Asset Trust,
       Ser 2002-3, Cl A3
       3.580%, 10/16/06                              700          719
     Citibank Credit Card Issuance Trust,
       Ser 2001-A8, Cl A8
       4.100%, 12/07/06                              400          413
     EQCC Home Equity Loan Trust,
       Ser 1996-3, Cl A6
       7.400%, 12/15/19                              106          106
                                                             --------
     TOTAL ASSET-BACKED SECURITIES
       (Cost $1,847)                                            1,846
                                                             --------



The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                39

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

BALANCED FUND (CONCLUDED)
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 9.7%
--------------------------------------------------------------------------------
     Bank of America
       1.190%, dated 07/31/03, matures
       08/01/03, repurchase price $4,322,805
       (collateralized by various mortgage
       obligations, par value $4,409,115,
       0.000%-1.110%, 08/12/03-11/20/03,
       total market value $4,409,115) (B)         $4,323     $  4,323
     Deutsche Bank Securities, Inc.
       1.000%, dated 07/31/03, matures
       08/01/03, repurchase price $7,930,398
       (collateralized by various U.S. Treasury
       obligations, par value $7,533,000,
       0.000%-5.000%, 08/28/03-08/15/11, total
       market value $8,089,105)                    7,930        7,930
                                                             --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $12,253)                                          12,253
                                                             --------
   TOTAL INVESTMENTS - 112.0%
     (Cost $135,051)                                          141,924
                                                             --------

     PAYABLE UPON RETURN OF SECURITIES LOANED -- (12.1)%      (15,322)
     OTHER ASSETS AND LIABILITIES, NET -- 0.1%                    117
                                                             --------
   TOTAL OTHER ASSETS AND LIABILITIES -- (12.0)%              (15,205)
                                                             --------
--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 9,505,948 outstanding shares
       of beneficial interest                                 120,807
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 602,326 outstanding shares
       of beneficial interest                                   7,669
     Paid-in-Capital of Class B Shares
       (unlimited authorized - no par value)
       based on 351,147 outstanding shares
       of beneficial interest                                   6,087
     Paid-in-Capital of Class C Shares
       (unlimited authorized - no par value)
       based on 11,344 outstanding shares
       of beneficial interest                                     175
     Undistributed net investment income                           16
     Accumulated net realized loss on investments             (14,908)
     Net unrealized appreciation on investments                 6,873
                                                             --------
   TOTAL NET ASSETS - 100.0%                                 $126,719
                                                             ========

--------------------------------------------------------------------------------
Description                                                     Value
--------------------------------------------------------------------------------
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                        $12.10
                                                             ========
   NET ASSET VALUE AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                          $12.09
                                                             ========
   MAXIMUM OFFERING PRICE PER SHARE -
     CLASS A SHARES ($12.09 / 94.5%)                           $12.79
                                                             ========
   NET ASSET VALUE AND OFFERING
     PER SHARE - CLASS B SHARES (D)                            $12.06
                                                             ========
   NET ASSET VALUE PER SHARE - CLASS C SHARES (D)              $12.06
                                                             ========
   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS C SHARES ($12.06 / 99.0%)                           $12.18
                                                             ========
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2003 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2003 WAS $14,785,327.
(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
    LOANED.
(C) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY BE SOLD ONLY TO THE DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS".
(D) CLASS B AND CLASS C HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.
CL -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
SER -- SERIES




        The accompanying notes are an integral part of the financial statements.

40                      1.800.433.6884

[Graphic of Mountain Range Omitted]

SCHEDULE OF INVESTMENTS
JULY 31, 2003

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
Description                                        Shares  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - 88.3%
--------------------------------------------------------------------------------
   CONSUMER DISCRETIONARY - 19.8%
     AC Moore Arts & Crafts*                       6,750     $    167
     Cache*                                        5,500          108
     Cheesecake Factory*                           2,550           84
     Citadel Broadcasting                            900           17
     Cost Plus*                                    6,250          233
     Cumulus Media, Cl A*                          9,050          158
     Gemstar-TV Guide International*              23,150          109
     Gray Television                              24,150          311
     HOT Topic*                                    4,450          129
     Insight Enterprises*                         13,100          204
     Lamar Advertising*                            6,400          220
     Petsmart*                                    10,050          199
     Rare Hospitality International*               4,450          155
     Rent-A-Center*                                1,300           95
     Ultimate Electronics*                         5,500           59
     Westwood One*                                 3,600          110
                                                             --------
                                                                2,358
                                                             --------
   ENERGY - 4.1%
     Comstock Resources*                           6,450           83
     Denbury Resources*                            7,300           94
     Maverick Tube*                                6,600          109
     Oil States International*                     8,650           97
     Patterson-UTI Energy*                           250            7
     Ultra Petroleum*                              8,350          101
                                                             --------
                                                                  491
                                                             --------
   FINANCIALS - 1.7%
     LaBranche                                     5,800          101
     Odyssey Re Holdings                           5,250           97
                                                             --------
                                                                  198
                                                             --------
   HEALTH CARE - 17.5%
     American Healthways*                          4,375          152
     Barr Laboratories*                            3,700          250
     Cephalon*                                     5,230          261
     Conceptus*                                    9,900          166
     Coventry Health Care*                         3,100          167
     Eon Labs*                                     3,475          118
     Fisher Scientific International*              4,150          157
     Immucor*                                      6,650          146
     IMPAC Medical Systems*                        3,675           89
     Intuitive Surgical*                           2,000           30
     Kos Pharmaceuticals*                          3,500          119
     Pharmaceutical Product
       Development*                                7,250          182
     Taro Pharmaceutical Industries*               4,400          240
                                                             --------
                                                                2,077
                                                             --------

--------------------------------------------------------------------------------
Description                                       Shares   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   INDUSTRIALS - 12.6%
     Aeroflex*                                    24,100     $    211
     Chicago Bridge & Iron - NY Share              4,900          121
     Corinthian Colleges*                          3,175          173
     Corporate Executive Board*                    2,275           99
     Corrections of America*                       4,400          109
     Education Management*                         3,950          229
     Integrated Alarm Services Group*              8,950           83
     Kroll*                                        6,740          154
     Pacer International*                         11,050          216
     Tetra Tech*                                   6,500          104
                                                             --------
                                                                1,499
                                                             --------
   INFORMATION TECHNOLOGY - 32.6%
     Actel*                                        5,900          144
     ActivCard*                                   13,150          108
     Acxiom*                                      12,500          199
     Adtran*                                       2,200          107
     Artisan Components*                           1,575           33
     At Road*                                      6,200           86
     BISYS Group*                                  4,000           66
     Borland Software*                            19,750          184
     Ceridian*                                     6,300          118
     ChipPAC, Cl A*                               11,050           63
     Digitas*                                      9,250           54
     Documentum*                                   6,900          118
     Electronics for Imaging*                      9,900          208
     Emulex*                                       5,735          117
     eSpeed, Cl A*                                14,500          270
     Extreme Networks*                            11,000           67
     GlobespanVirata*                             19,750          136
     Hyperion Solutions*                           4,980          136
     Iron Mountain*                                1,150           42
     Lam Research*                                 4,250           92
     Manhattan Associates*                         7,250          200
     Marvel Technology Group*                      2,175           76
     MEMC Electronic Materials*                   11,500          130
     Netgear*                                        310            5
     NETIQ*                                        8,450           92
     PC-Tel*                                       5,975           68
     Photon Dynamics*                              4,740          128
     Pinnacle Systems*                             1,925           16
     Polycom*                                      1,025           17
     Rudolph Technologies*                         7,000          140
     Silicon Image*                               19,850          105
     Skyworks Solutions*                          12,950          110
     Tier Technologies, Cl B*                     14,300          144


The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                41

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

SCHEDULE OF INVESTMENTS
JULY 31, 2003

SMALL CAP GROWTH FUND (CONCLUDED)
--------------------------------------------------------------------------------
Description                                        Shares  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   INFORMATION TECHNOLOGY - (CONTINUED)
     TTM Technologies*                            10,600     $     94
     Virage Logic*                                13,500          121
     WatchGuard Technologies*                     17,800           77
                                                             --------
                                                                3,871
                                                             --------
     TOTAL COMMON STOCK
       (Cost $9,727)                                           10,494
                                                             --------
   TOTAL INVESTMENTS - 88.3%
     (Cost $9,727)                                             10,494
                                                             --------
   OTHER ASSETS AND LIABILITIES -- 11.7%                        1,387
                                                             --------
   TOTAL NET ASSETS - 100.0%                                 $ 11,881
                                                             ========
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITIES
CL -- CLASS




        The accompanying notes are an integral part of the financial statements.

42                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
Description                                        Shares  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - 96.6%
--------------------------------------------------------------------------------
   CONSUMER DISCRETIONARY - 20.6%
     Action Performance (A)                       12,700     $    275
     American Axle & Manufacturing
       Holdings*                                  27,300          790
     American Greetings, Cl A (A)*                61,500        1,095
     Aztar*                                       47,700          901
     BorgWarner                                   20,500        1,369
     Brown Shoe (A)                               44,800        1,336
     Burlington Coat Factory Warehouse            56,300        1,038
     Dillard's, Cl A                              25,200          380
     Foot Locker                                  54,500          815
     Gtech Holdings (A)*                          39,800        1,535
     Handleman*                                   46,000          800
     Landry's Restaurants                         20,500          421
     Lone Star Steakhouse & Saloon                45,300          975
     M/I Schottenstein Homes                      20,000          816
     MDC Holdings                                 27,467        1,367
     Movado Group                                 27,500          635
     NVR*                                          3,100        1,268
     Polaris Industries (A)                        6,800          537
     Rent-A-Center*                               19,100        1,393
     Ryland Group                                 23,200        1,506
     Sonic Automotive*                            17,900          459
     Stride Rite                                  70,400          705
     TBC*                                         50,000        1,003
     Toll Brothers (A)*                           52,800        1,399
     Toro                                         35,000        1,399
                                                             --------
                                                               24,217
                                                             --------
   CONSUMER STAPLES - 6.4%
     BJ's Wholesale Club*                         73,000        1,424
     Central Garden and Pet*                      41,000        1,125
     DIMON                                        57,200          411
     Interstate Bakeries                          99,000        1,014
     Lance                                        58,500          642
     Ruddick                                      65,900        1,081
     Standard Commercial                          47,600          837
     Universal                                    22,900          976
                                                             --------
                                                                7,510
                                                             --------
   ENERGY - 3.0%
     Holly                                        33,800          945
     Offshore Logistics*                          21,000          446
     Stone Energy*                                35,100        1,355
     Veritas DGC*                                 80,300          789
                                                             --------
                                                                3,535
                                                             --------

--------------------------------------------------------------------------------
Description                                       Shares   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   FINANCIALS - 27.9%
     AmerUs Group (A)                             18,300     $    560
     BankAtlantic Bancorp, Cl A                   61,000          851
     Banner                                       19,700          421
     Bedford Property Investors                   42,600        1,116
     Boykin Lodging                               89,000          701
     Cash America International                   57,600          987
     Commerce Group                               20,000          761
     Commercial Federal                           43,900        1,004
     Community Bank System                         6,200          262
     Dime Community Bancshares                    30,150          748
     Downey Financial                             24,200        1,002
     First Charter                                45,875          849
     First Citizens Bancshares, Cl A               2,700          311
     Flagstar Bancorp (A)                         82,600        1,636
     Fremont General (A)                         142,100        1,859
     Gold Banc                                    75,300          829
     HRPT Properties Trust                       120,700        1,121
     Hudson River Bancorp                         27,100          775
     Independence Community Bank                  39,600        1,290
     Independent Bank-- Michigan                  48,510        1,327
     IndyMac Bancorp (A)                          53,300        1,297
     Koger Equity                                 17,400          304
     Landamerica Financial Group                  26,400        1,217
     Mission West Properties                      41,400          491
     NBT Bancorp                                  34,190          691
     NovaStar Financial (A)                       21,300        1,486
     Oriental Financial Group, ADR                29,600          784
     Presidential Life                             9,400          150
     Provident Bankshares                         49,200        1,349
     Provident Financial Group (A)                24,700          653
     Scottish Annuity & Life Holdings             73,200        1,673
     Seacoast Financial Services                  22,100          467
     Stancorp Financial Group                     22,900        1,278
     Staten Island Bancorp                        60,700        1,335
     Vesta Insurance Group                        49,700          123
     Webster Financial                            28,100        1,053
                                                             --------
                                                               32,761
                                                             --------
   HEALTH CARE - 6.0%
     Alpharma, Cl A (A)                           68,300        1,356
     Dendrite International*                      10,100          131
     ICN Pharmaceuticals (A)                      91,400        1,427
     Pacificare Health Systems*                   18,300        1,023
     Prime Medical Services*                      53,500          273
     Sola International*                          46,000          781
     US Oncology (A)*                            143,800        1,153
     West Pharmaceutical Services                 35,100          921
                                                             --------
                                                                7,065
                                                             --------

The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                43

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

SMALL CAP VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------
Description                                        Shares  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   INDUSTRIALS - 16.0%
     Albany International, Cl A                   37,700     $  1,077
     Ameron International                         17,400          590
     Applied Industrial Technologies              44,100          986
     Banta                                        31,000        1,049
     Brink's                                      36,000          592
     Consolidated Graphics*                       20,700          497
     Dollar Thrifty Automotive Group*             42,300          949
     GenCorp                                      36,500          336
     Griffon*                                     68,300        1,222
     Harland (John H.)                            47,500        1,254
     Harsco                                       30,400        1,136
     Information Resources*                       47,700          192
     Integrated Electrical Services*             111,200          807
     Moog, Cl A*                                  39,700        1,469
     Nacco Industries, Cl A                       13,100          959
     Ryder System                                 45,100        1,311
     Standex International                         9,900          222
     Timken (A)                                   47,100          721
     United Rentals*                              69,700        1,011
     URS*                                         32,100          642
     USFreightways                                14,200          447
     Walter Industries                            36,200          454
     York International                           28,700          841
                                                             --------
                                                               18,764
                                                             --------
   INFORMATION TECHNOLOGY - 9.2%
     American Management Systems*                 71,300        1,035
     Arris Group (A)*                            131,500          656
     BroadVision (A)*                             73,300          375
     Checkpoint Systems*                          47,600          740
     Gerber Scientific*                           48,400          410
     IKON Office Solutions                       119,300          857
     Methode Electronics, Cl A                    59,500          703
     Novell*                                     160,300          569
     PerkinElmer                                 103,100        1,532
     Storage Technology*                          55,400        1,476
     Sybase*                                      81,300        1,276
     Western Digital*                            114,200        1,137
                                                             --------
                                                               10,766
                                                             --------
   MATERIALS - 2.6%
     Albemarle                                    39,200        1,070
     HB Fuller                                    42,600        1,033
     Schulman (A.)                                63,000        1,026
                                                             --------
                                                                3,129
                                                             --------
   TELECOMMUNICATION - 0.6%
     Talk America Holdings*                       62,200          722
                                                             --------

--------------------------------------------------------------------------------
Description                             Shares/Par (000)   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   UTILITIES - 4.3%
     Nicor                                        38,400     $  1,393
     PNM Resources                                30,700          819
     UGI                                          42,200        1,332
     UIL Holdings                                 14,500          528
     Unisource Energy (A)                         52,600          960
                                                             --------
                                                                5,032
                                                             --------
     TOTAL COMMON STOCK
       (Cost $94,656)                                         113,501
                                                             --------
--------------------------------------------------------------------------------
   COMMERCIAL PAPER - 8.5%
--------------------------------------------------------------------------------
     Concord Minutemen Capital (B) (C)
       1.150%, 08/01/03                           $5,000        5,000
     Four Winds Funding (B)
       1.230%, 08/01/03                            5,000        5,000
                                                             --------
     TOTAL COMMERCIAL PAPER
       (Cost $10,000)                                          10,000
                                                             --------
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 10.5%
--------------------------------------------------------------------------------
     Bank of America
       1.190%, dated 07/31/03, matures
       08/01/03, repurchase price $7,835,124
       (collateralized by various mortgage
       obligations, par value $7,991,562,
       0.000%-1.110%, 08/12/03-11/20/03,
       total market value $7,991,562) (B)          7,835        7,835
     Deutsche Bank Securities, Inc.
       1.000%, dated 07/31/03, matures
       08/01/03, repurchase price $4,462,123
       (collateralized by a U.S. Treasury Bond,
       par value $3,679,000, 6.875%, 08/15/25,
       total market value $4,552,053)              4,462        4,462
                                                             --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $12,297)                                          12,297
                                                             --------
   TOTAL INVESTMENTS - 115.6%
     (Cost $116,953)                                          135,798
                                                             --------

     PAYABLE UPON RETURN OF SECURITIES LOANED -- (15.2)%      (17,835)
     OTHER ASSETS AND LIABILITIES, NET -- (0.4)%                 (465)
                                                             --------
   TOTAL OTHER ASSETS AND LIABILITIES -- (15.6)%              (18,300)
                                                             --------



        The accompanying notes are an integral part of the financial statements.

44                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

SMALL CAP VALUE FUND (CONCLUDED)
--------------------------------------------------------------------------------
Description                                                Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 5,855,856 outstanding shares
       of beneficial interest                                $ 63,134
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 1,754,191 outstanding shares
       of beneficial interest                                  21,992
     Paid-in-Capital of Class B Shares
       (unlimited authorized - no par value)
       based on 872,171 outstanding shares
       of beneficial interest                                  10,928
     Paid-in-Capital of Class C Shares
       (unlimited authorized - no par value)
       based on 267,348 outstanding shares
       of beneficial interest                                   3,215
     Undistributed net investment income                          324
     Accumulated net realized loss on investments                (940)
     Net unrealized appreciation on investments                18,845
                                                             --------
   TOTAL NET ASSETS - 100.0%                                 $117,498
                                                             ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                        $13.53
                                                             ========
   NET ASSET VALUE AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                          $13.36
                                                             ========
   MAXIMUM OFFERING PRICE PER SHARE -
     CLASS A SHARES ($13.36 / 94.5%)                           $14.14
                                                             ========
   NET ASSET VALUE AND OFFERING
     PRICE PER SHARE - CLASS B SHARES (D)                      $13.03
                                                             ========
   NET ASSET VALUE PER SHARE - CLASS C SHARES (D)              $12.99
                                                             ========
   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS C SHARES ($12.99 / 99.0%)                           $13.12
                                                             ========

* NON-INCOME PRODUCING SECURITIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2003 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2003 WAS $16,942,489.
(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
    LOANED.
(C) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY BE SOLD ONLY TO THE DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS".
(D) CLASS B AND CLASS C HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS




The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                45

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Description                                        Shares  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   FOREIGN COMMON STOCK - 100.1%
--------------------------------------------------------------------------------
   AUSTRALIA - 1.9%
     Australia & New Zealand Banking
       Group                                      10,352     $    123
     Telstra                                      54,832          166
     Westpac Banking                              14,601          157
                                                             --------
                                                                  446
                                                             --------
   BELGIUM - 0.7%
     Dexia                                        11,739          157
                                                             --------
   BRAZIL - 0.6%
     Cia Vale do Rio Doce, ADR*                    4,205          146
                                                             --------
   CANADA - 1.1%
     Bank of Nova Scotia*                          3,100          133
     Sun Life Financial*                           5,600          119
                                                             --------
                                                                  252
                                                             --------
   FINLAND - 2.7%
     Nokia                                        29,342          450
     Stora Enso, R Shares                         13,215          166
                                                             --------
                                                                  616
                                                             --------
   FRANCE - 12.0%
     Autoroutes du Sud de la France*               6,713          202
     Aventis                                       4,072          205
     BNP Paribas (A)                               8,136          443
     Cie de Saint-Gobain                           4,951          197
     Dassault Systemes                             1,369           47
     Groupe Danone                                   898          122
     Lafarge                                         107            7
     Michelin (C.G.D.E.), Cl B                     4,300          156
     Orange*                                      14,372          134
     Schneider Electric (A)                        7,819          420
     Total (A)                                     5,803          861
                                                             --------
                                                                2,794
                                                             --------
   GERMANY - 8.7%
     Allianz                                       2,003          214
     BASF                                          5,168          247
     Bayerische Motoren Werke                      3,497          136
     DaimlerChrysler                               2,365           85
     Deutsche Telekom (A)*                        25,641          391
     E.ON                                          8,242          427
     SAP                                             554           65
     Schering                                      3,118          131
     Siemens (A)                                   5,998          340
                                                             --------
                                                                2,036
                                                             --------
   HONG KONG - 0.5%
     Hutchison Whampoa                            19,000          124
                                                             --------

-------------------------------------------------------------------------------
Description                                       Shares   Value (000)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   FOREIGN COMMON STOCK - (CONTINUED)
-------------------------------------------------------------------------------
   HUNGARY - 0.8%
     OTP Bank, GDR                                 9,300     $    176
                                                             --------
   IRELAND - 0.5%
     Bank of Ireland                              10,425          121
                                                             --------
   ITALY - 3.3%
     Assicurazioni Generali (A)                    4,623          107
     Autostrade*                                   8,466          120
     ENI-Ente Nazionale Idrocarburi (A)           23,901          353
     UniCredito Italiano                          41,407          194
                                                             --------
                                                                  774
                                                             --------
   JAPAN - 18.9%
     Bridgestone                                  22,000          300
     Canon (A)                                     9,000          433
     Dai Nippon Printing (A)                      14,000          164
     Fanuc                                         2,200          122
     Fuji Photo Film                               9,000          268
     Fujisawa Pharmaceutical                       8,000          155
     Honda Motor                                   3,000          116
     Ito-Yokado                                    4,000          103
     Kao                                           9,000          169
     KDDI (A)                                         38          172
     Mitsubishi (A)                               54,000          391
     Mitsui (A)                                   29,000          161
     Mitsui Fudosan (A)                           27,000          178
     NEC Electronics*                                800           38
     Nikko Cordial                                14,000           61
     Nippon Telegraph & Telephone                     32          132
     Nissan Motor                                 31,200          304
     Nomura Holdings                              25,461          338
     NTT DoCoMo                                       71          163
     Ricoh                                         7,000          126
     Takeda Chemical Industries (A)                5,000          178
     Toyota Motor                                 13,500          342
                                                             --------
                                                                4,414
                                                             --------
   MEXICO - 1.2%
     Grupo Financiero BBVA Bancomer,
       Cl B*                                     166,993          141
     Telefonos de Mexico, ADR                      4,200          130
                                                             --------
                                                                  271
                                                             --------
   NETHERLANDS - 5.7%
     ASML Holding*                                 9,386          123
     European Aeronautic Defense and
       Space                                       6,600          105
     ING Groep (A)                                13,221          268
     Koninklijke Philips Electronics              17,962          379
     Reed Elsevier                                16,908          188

        The accompanying notes are an integral part of the financial statements.

46                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

INTERNATIONAL EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------
Description                                       Shares   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   FOREIGN COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   NETHERLANDS - (CONTINUED)
     TPG                                           7,273     $    136
     Unilever                                      2,285          130
                                                             --------
                                                                1,329
                                                             --------
   RUSSIA - 0.6%
     LUKOIL, ADR                                   2,000          143
                                                             --------
   SOUTH AFRICA - 0.5%
     Harmony Gold Mining, ADR                      8,500          106
                                                             --------
   SOUTH KOREA - 1.8%
     Samsung Electronics                           1,219          430
                                                             --------
   SPAIN - 3.6%
     Banco Popular Espanol                         2,712          130
     Banco Santander Central Hispano              18,700          168
     Iberdrola                                    10,369          178
     Telefonica*                                  31,566          369
                                                             --------
                                                                  845
                                                             --------
   SWEDEN - 1.1%
     Ericsson, B Shares*                         104,266          150
     Sandvik                                       3,530           98
                                                             --------
                                                                  248
                                                             --------
   SWITZERLAND - 11.9%
     Credit Suisse Group                          14,396          452
     Nestle                                        2,774          554
     Novartis                                     13,043          503
     Roche Holding                                 6,010          501
     Swiss Reinsurance (A)                         4,998          316
     Syngenta                                      2,980          164
     UBS                                           4,946          290
                                                             --------
                                                                2,780
                                                             --------
   TAIWAN - 0.8%
     Chunghwa Telecom, ADR*                        8,350          115
     HON HAI Precision Industry, GDR*              7,400           70
                                                             --------
                                                                  185
                                                             --------
   UNITED KINGDOM - 21.2%
     Anglo American                               11,810          205
     AstraZeneca                                  12,171          486
     BAA                                          18,409          139
     BHP Billiton                                 49,105          293
     BP                                           72,743          498
     British Sky Broadcasting*                    11,151          126
     GlaxoSmithKline                              18,275          350
     Granada                                      71,525          115
     Hilton Group                                 46,218          146
     HSBC Holdings                                35,268          437

--------------------------------------------------------------------------------
Description                              Shares/Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   FOREIGN COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   UNITED KINGDOM - (CONTINUED)
     National Grid Transco                        38,745     $    240
     Royal Bank of Scotland Group                 20,560          581
     Scottish & Southern Energy                   21,426          213
     Shell Transport & Trading                    59,854          375
     Tesco                                        29,999          104
     Vodafone Group                              332,845          631
                                                             --------
                                                                4,939
                                                             --------
     TOTAL FOREIGN COMMON STOCK
       (Cost $21,351)                                          23,332
                                                             --------
--------------------------------------------------------------------------------
   FOREIGN PREFERRED STOCK - 0.8%
--------------------------------------------------------------------------------
   GERMANY - 0.8%
     Henkel KGaA                                   3,062          193
                                                             --------
     TOTAL FOREIGN PREFERRED STOCK
       (Cost $193)                                                193
                                                             --------
--------------------------------------------------------------------------------
   COMMERCIAL PAPER - 4.3%
--------------------------------------------------------------------------------
     Four Winds Funding (B)
       1.230%, 08/01/03                           $1,000        1,000
                                                             --------
     TOTAL COMMERCIAL PAPER
       (Cost $1,000)                                            1,000
                                                             --------
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENT - 16.6%
--------------------------------------------------------------------------------
     Bank of America
       1.190%, dated 07/31/03, matures
       08/01/03, repurchase price $3,860,570
       (collateralized by various mortgage
       obligations, par value $3,937,651,
       0.000%-1.110%, 08/12/03-11/20/03,
       total market value $3,937,651) (B)          3,860        3,860
                                                             --------
     TOTAL REPURCHASE AGREEMENT
       (Cost $3,860)                                            3,860
                                                             --------
   TOTAL INVESTMENTS - 121.8%
     (Cost $26,404)                                            28,385
                                                             --------
     PAYABLE UPON RETURN OF SECURITIES LOANED -- (20.9)%       (4,860)
     OTHER ASSETS AND LIABILITIES, NET -- (0.9)%                 (220)
                                                             --------
   TOTAL OTHER ASSETS AND LIABILITIES-- (21.8)%                (5,080)
                                                             --------



The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                47

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

INTERNATIONAL EQUITY FUND (CONCLUDED)
--------------------------------------------------------------------------------
Description                                                Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 943,863 outstanding shares
       of beneficial interest                                $ 45,845
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 36,513 outstanding shares
       of beneficial interest                                    (194)
     Paid-in-Capital of Class B Shares
       (unlimited authorized - no par value)
       based on 18,465 outstanding shares
       of beneficial interest                                     904
     Paid-in-Capital of Class C Shares
       (unlimited authorized - no par value)
       based on 431 outstanding shares
       of beneficial interest                                      18
     Accumulated net investment loss                               (5)
     Accumulated net realized loss on investments             (25,245)
     Net unrealized appreciation on investments                 1,981
     Net unrealized appreciation on forward foreign
       currency contracts, foreign currencies and
       translation of other assets and liabilities
       denominated in foreign currencies                            1
                                                             --------
   TOTAL NET ASSETS - 100.0%                                  $23,305
                                                             ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                        $23.34
                                                             ========
   NET ASSET VALUE AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                          $23.20
                                                             ========
   MAXIMUM OFFERING PRICE PER SHARE -
     CLASS A SHARES ($23.20 / 94.5%)                           $24.55
                                                             ========
   NET ASSET VALUE AND OFFERING
     PRICE PER SHARE - CLASS B SHARES (C)                      $22.79
                                                             ========
   NET ASSET VALUE PER SHARE - CLASS C SHARES (C)              $22.79
                                                             ========
   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS C SHARES ($22.79 / 99.0%)                           $23.02
                                                             ========

* NON-INCOME PRODUCING SECURITIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2003 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2003 WAS $4,615,716.
(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
    LOANED.
(C) CLASS B AND CLASS C HAVE CONTINGENT DEFERRED SALES CHARGES. FOR DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
GDR -- GLOBAL DEPOSITORY RECEIPT




        The accompanying notes are an integral part of the financial statements.

48                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MUNICIPAL BONDS - 99.5%
--------------------------------------------------------------------------------
     Alameda County, Santa Rita Jail
       Project, ETM, COP, MBIA Insured
       5.250%, 12/01/04                           $  500      $   528
     Anaheim, Water Authority, RB Callable
       09/04/03 @ 100
       5.750%, 04/01/04                               85           85
     Atascadero, Unified School District,
       Measure B, Capital Projects,
       Ser A, COP, MBIA Insured Callable
       08/01/06 @ 102
       5.200%, 08/01/08                            1,000        1,095
     Bakersfield, Convention Center
       Expansion Project, COP, MBIA
       Insured
       5.300%, 04/01/06                              500          543
     Berkeley, Unified School District,
       Ser D, GO, FGIC Insured
       8.250%, 08/01/05                              345          389
     Berryessa, Unified School District,
       GO, MBIA Insured
       5.375%, 03/01/12                              460          504
     Brentwood, Unified School District,
       Ser B, GO, FGIC Insured Callable
       08/01/10 @ 101
       4.850%, 08/01/14                              410          427
     Burlingame, Elementary School
       District, GO, FSA Insured
       5.250%, 07/15/16                              795          860
     California State, Department of
       Water Resources, Central Valley
       Project, Water System, Ser J-2, RB
       6.000%, 12/01/06                            1,400        1,575
     California State, Department of
       Water Resources, Central Valley
       Project, Water System, Ser Q, ETM, RB
       6.000%, 12/01/09                              215          251
     California State, Department of
       Water Resources, Central Valley
       Project, Water System, Ser Q, RB
       6.000%, 12/01/07                            1,500        1,710
       6.000%, 12/01/09                              285          329

--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     California State, Department of Water
       Resources, Central Valley Project,
       Water System, Ser W, RB, FSA Insured
       5.500%, 12/01/14                           $  315     $    350
     California State, Department of Water
       Resources, Central Valley Project,
       Water System, Ser Z, RB, FGIC Insured
       5.000%, 12/01/12                            1,000        1,074
     California State, Educational Facilities
       Authority, Loyola-Marymount University,
       RB, MBIA Insured Callable 10/01/11 @ 101
       4.500%, 10/01/12                            1,560        1,615
     California State, Educational Facilities
       Authority, Pooled College & University
       Projects, Ser C, RB, MBIA Insured
       5.000%, 03/01/06                              655          704
     California State, Educational Facilities
       Authority, Stanford University, Ser P, RB
       5.250%, 12/01/13                              640          698
     California State, Educational Facilities
       Authority, Stanford University, Ser R, RB
       5.000%, 11/01/11                              610          660
     California State, GO
       7.000%, 08/01/07                            1,000        1,144
       6.250%, 04/01/08                            1,000        1,117
       6.250%, 09/01/08                              695          783
     California State, GO, AMBAC Insured
       6.500%, 09/01/06                            1,000        1,130
     California State, GO, FGIC Insured
       4.500%, 09/01/10                            1,000        1,049
     California State, Public Works Board Lease,
       Department of Corrections, State Prison
       Project, Ser E, RB, FSA Insured
       6.000%, 06/01/08                            1,165        1,323
     California State, Public Works Board Lease,
       Various University of California Projects,
       Ser A, RB, AMBAC Insured Callable
       12/01/07 @ 102
       5.100%, 12/01/10                            1,000        1,085
     Central Coast, Water Authority, Water
       Project Regional Facilities, Ser A, RB,
       AMBAC Insured Callable 10/01/06 @ 102
       5.000%, 10/01/07                            2,250        2,468
     Coachella Valley, Water District
       Improvement Authority, Flood
       Control Project, COP, AMBAC Insured
       4.500%, 10/01/06                            1,045        1,125


The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                49

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     Coast Community College, Coastline
       Community College Center Project, COP,
       MBIA Insured Callable 02/01/06 @ 102
       5.500%, 02/01/11                           $  640     $    690
       5.200%, 02/01/08                              500          542
     Conejo Valley, Unified School District, GO
       5.000%, 08/01/09                            1,250        1,367
     Contra Costa County, Merrithew Memorial
       Hospital Project, COP, MBIA Insured
       Callable 11/01/07 @ 102
       5.500%, 11/01/12                            2,160        2,384
       5.200%, 11/01/09                            2,000        2,211
     Contra Costa, Transportation Authority,
       Sales Tax, Ser A, ETM, RB
       Callable 09/04/03 @ 100
       6.875%, 03/01/07                              500          555
     Contra Costa, Transportation Authority,
       Sales Tax, Ser A, RB, FGIC Insured
       6.000%, 03/01/06                            4,000        4,395
       6.000%, 03/01/09                            1,000        1,141
     Contra Costa, Transportation Authority,
       Sales Tax, Ser A, RB, FGIC Insured
       Prerefunded @ 100 (A)
       5.300%, 03/01/05                              600          638
     Contra Costa, Water District Authority,
       Ser G, RB, MBIA Insured
       Callable 10/01/04 @ 102
       5.700%, 10/01/06                            2,500        2,660
     Contra Costa, Water District Authority,
       Ser K, RB, FSA Insured
       Callable 10/01/11 @ 100
       5.500%, 10/01/13                              350          386
     Cupertino, Unified School District, GO,
       FSA Insured Callable 08/01/11 @ 100
       5.250%, 08/01/13                              595          640
     Desert Sands, Unified School District,
       Capital Projects, COP, FSA Insured
       Prerefunded @ 102 (A)
       5.500%, 03/01/05                              565          614
       5.400%, 03/01/05                              660          716
     Downey, Civic Center Project, COP,
       MBIA Insured
       5.300%, 02/01/06                              700          756
     East Bay, Municipal Utility District,
       Wastewater Treatment System,
       RB, FGIC Insured
       6.000%, 06/01/06                              750          831

--------------------------------------------------------------------------------
Description                                     Par (000)   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     East Bay, Municipal Utility District,
       Water System Project, RB, MBIA Insured
       Callable 06/01/11 @ 100
       5.250%, 06/01/13                           $  500     $    539
       5.250%, 06/01/14                            1,250        1,344
     Eastern Municipal Water District,
       Ser A, COP, FGIC Insured
       Callable 07/01/11 @ 100
       5.375%, 07/01/16                            2,500        2,684
       5.375%, 07/01/17                            2,410        2,579
       5.250%, 07/01/12                              300          324
       5.250%, 07/01/13                            1,000        1,079
     Escondido, Unified High School District,
       ETM, GO, MBIA Insured
       5.200%, 11/01/06                            1,000        1,104
     Escondido, Unified High School District,
       ETM, GO, MBIA Insured Callable
       11/01/06 @ 102
       5.600%, 11/01/09                            1,000        1,127
     Escondido, Unified School District,
       Ser A, GO, FGIC Insured
       Callable 09/01/07 @ 102
       5.000%, 09/01/08                              500          550
     Fallbrook, Unified High School District,
       GO, FGIC Insured
       5.375%, 09/01/12                              250          275
     Fremont, Unified High School District,
       Ser B, GO
       5.000%, 09/01/10                              600          651
     Fresno, Joint Powers Financing Authority,
       Fresno City Hall, RB, AMBAC Insured
       Callable 08/01/10 @ 100
       4.600%, 08/01/11                              500          522
     Glendale, Unified School District,
       Ser A, GO, FGIC Insured
       5.500%, 09/01/05                              600          649
     Glendale, Unified School District,
       Ser B, GO, FSA Insured
       Callable 09/01/08 @ 101
       4.625%, 09/01/09                              670          721
     Hawthorne, School District,
       Ser A, GO, FGIC Insured
       4.650%, 11/01/06                            1,000        1,083
     Hollister, Redevelopment Agency,
       Community Development Project, TA,
       AMBAC Insured Callable 10/01/07 @ 102
       5.000%, 10/01/08                              740          814
     Industry, GO, FGIC Insured
       Callable 07/01/05 @ 100.625
       5.500%, 07/01/10                              670          708

        The accompanying notes are an integral part of the financial statements.

50                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     Joshua Basin-Hi Desert Financing
       Authority, Water District Project,
       RB, AMBAC Insured
       4.900%, 05/01/09                           $  465     $    507
       4.800%, 05/01/08                              445          484
     Kings River, Conservation District,
       Pine Flat Power, Ser F, RB
       4.625%, 01/01/11                              500          523
     Las Virgenes, Unified School District,
       Ser A, ETM, GO, MBIA Insured
       5.000%, 11/01/05                            1,000        1,081
     Livermore-Amador Valley, Water
       Management Authority,
       Ser A, RB, AMBAC Insured
       Callable 08/01/11 @ 100
       5.250%, 08/01/14                              750          807
       5.000%, 08/01/13                              400          422
     Los Angeles County, Metropolitan
       Transportation Authority, Sales Tax
       Project, 1st Tier, Ser A, RB, FSA Insured
       5.250%, 07/01/06                            1,220        1,332
     Los Angeles County, Metropolitan
       Transportation Authority, Sales Tax
       Project, A-1st Ser, Ser A, RB, FSA Insured
       4.250%, 07/01/11                              500          512
     Los Angeles County, Metropolitan
       Transportation Authority, Sales Tax
       Project, A-1st Ser, Ser B, RB, FSA Insured
       5.250%, 07/01/11                            1,550        1,693
     Los Angeles County, Metropolitan
       Transportation Authority, Sales Tax
       Project, C-2nd Ser, Ser A, RB,
       AMBAC Insured
       5.500%, 07/01/10                            1,050        1,173
     Los Angeles County, Metropolitan
       Transportation Authority, Sales Tax
       Project, C-2nd Ser, Ser A, RB,
       FGIC Insured
       5.000%, 07/01/10                            2,000        2,174
     Los Angeles County, Public Works
       Financing Authority, Regional Park &
       Open Space District, Ser A, RB
       5.250%, 10/01/05                            1,700        1,831
     Los Angeles County, Public Works
       Financing Authority, Regional Park &
       Open Space District, Ser A, RB
       Callable 10/01/07 @ 101
       5.500%, 10/01/08                            3,445        3,848

--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     Los Angeles, Department of Airports,
       Ser A, RB, FGIC Insured
       6.000%, 05/15/05                           $1,650     $  1,777
     Los Angeles, Department of Airports,
       Ser A, RB, FGIC Insured
       Prerefunded @ 101 (A)
       5.500%, 05/15/05                            1,000        1,085
     Los Angeles, Department of Airports,
       Ser B, RB, FGIC Insured
       6.500%, 05/15/04                            3,340        3,481
     Los Angeles, Department of Water & Power,
       Ser A-A-1, RB, MBIA Insured
       5.250%, 07/01/10                            1,710        1,884
       5.250%, 07/01/11                            3,485        3,805
     Los Angeles, Department of Water & Power,
       Ser A-A-1, RB, MBIA Insured
       Callable 07/01/11 @ 100
       5.250%, 07/01/12                              600          649
       5.250%, 07/01/13                            2,025        2,185
     Los Angeles, Department of Water & Power,
       Ser B, MBIA Insured
       5.000%, 07/01/13                              430          459
     Los Angeles, Ser A, GO, FGIC Insured
       5.250%, 09/01/09                              600          668
       5.250%, 09/01/10                              350          386
     Los Angeles, Ser A, GO, MBIA Insured
       5.500%, 09/01/04                              700          733
       5.250%, 09/01/11                              250          273
     Los Angeles, Unified School District, GO,
       MBIA Insured
       5.500%, 07/01/12                              755          837
     Los Angeles, Unified School District,
       Ser A, GO, FGIC Insured
       6.000%, 07/01/07                            1,300        1,468
       6.000%, 07/01/10                              850          973
       6.000%, 07/01/11                            1,385        1,577
     Los Angeles, Unified School District,
       Ser D, GO, FGIC Insured
       Prerefunded @ 100 (A)
       5.500%, 07/01/10                            2,000        2,257
     Los Angeles, Unified School District,
       Ser E, GO, MBIA Insured
       Callable 07/01/12 @ 100
       5.500%, 07/01/15                            1,390        1,521
     Los Angeles, Waste Water Systems,
       Ser B, RB, FGIC Insured
       5.250%, 06/01/07                            1,000        1,102

The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                51

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     Los Angeles, Waste Water Systems,
       Ser C, RB, MBIA Insured
       5.375%, 06/01/12                           $1,145     $  1,258
     Los Gatos-Saratoga, Joint Unified High
       School, Ser B, GO
       Callable 12/01/10 @ 101
       4.750%, 12/01/13                              365          379
       4.600%, 12/01/12                              875          909
     M-S-R Public Power Authority, San Juan
       Project, Ser I, RB, MBIA Insured
       Callable 07/01/2011 @ 100
       5.000%, 07/01/14                            2,440        2,567
     Menlo Park, Community Development
       Agency, Las Pulgas Community
       Development Project, TA, AMBAC
       Insured Callable 06/01/10 @ 102
       4.650%, 06/01/11                              520          546
     Merced County, Construction & Equipment
       Project, CSAC Lease, ETM, COP, FSA Insured
       Callable 09/04/03 @ 101
       6.000%, 10/01/05                              640          648
     Metropolitan, Water District of Southern
       California, Ser A, RB
       5.250%, 07/01/11                            1,425        1,551
     Metropolitan, Water District of Southern
       California, Ser A, RB
       Callable 07/01/11 @ 101
       5.375%, 07/01/12                            2,185        2,400
     Metropolitan, Water District of Southern
       California, Ser B, RB, MBIA Insured
       Callable 07/01/06 @ 102
       5.250%, 07/01/07                            1,820        2,007
     Metropolitan, Water District of Southern
       California, Ser C, RB
       Callable 01/01/07 @ 102
       6.000%, 07/01/07                            1,900        2,138
     Metropolitan, Water District of Southern
       California, Waterworks Project, Ser B, GO
       4.000%, 03/01/11                            1,000        1,010
     Milpitas, Redevelopment Agency,
       Redevelopment Project, Area No. 1, TA,
       MBIA Insured
       4.600%, 01/15/06                            1,040        1,104
     Mojave, Water Agency, Supplemental Water
       Entitlement, COP, MBIA Insured
       Callable 09/01/07 @ 102
       5.100%, 09/01/08                              500          553

--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     Mountain View, Los Altos High School
       District, Ser B, GO
       Callable 05/01/07 @ 102
       5.650%, 05/01/12                           $  585     $    647
       5.350%, 05/01/09                              755          836
       5.250%, 05/01/08                              500          555
     Mountain View, Shoreline Regional Park
       Community, Ser A, TA, MBIA Insured
       Callable 08/01/06 @ 102
       5.600%, 08/01/10                              500          556
       5.400%, 08/01/08                              700          772
     Norwalk, La Mirada University School
       District, Ser A, GO, FGIC Insured
       Callable 08/01/13 @ 100
       5.000%, 08/01/16                            1,800        1,877
     Oak Park, Unified School District, GO,
       MBIA Insured
       5.250%, 05/01/08                            1,250        1,383
     Orange County, Local Transportation
       Authority, Measure M, First Senior, RB
       6.000%, 02/15/07                            2,040        2,280
     Orange County, Local Transportation
       Authority, Measure M, Second Senior,
       RB, FGIC Insured
       6.000%, 02/15/07                            2,345        2,620
       5.800%, 02/15/05                            1,000        1,066
     Orange County, Local Transportation
       Authority, Measure M, Second Senior,
       Ser A, RB, MBIA Insured
       5.500%, 02/15/08                            3,300        3,672
       5.500%, 02/15/10                            1,000        1,111
       5.500%, 02/15/11                              250          276
     Orange County, Municipal Water District,
       Allen-McColloch Pipeline Project, COP,
       MBIA Insured
       5.500%, 07/01/05                            2,000        2,150
     Orange County, Water District, Ser A, COP,
       MBIA Insured Callable 08/15/07 @ 101
       4.875%, 08/15/10                            2,000        2,125
     Port Oakland, Ser D, RB, MBIA Insured
       6.500%, 11/01/03                              500          507
     Port Oakland, Ser M, RB, FGIC Insured
       Callable 11/01/12 @ 100
       5.250%, 11/01/13                            1,000        1,082
     Redwood City, Elementary School District,
       GO, FGIC Insured
       5.500%, 08/01/10                            1,140        1,275
       5.500%, 08/01/14                              900          999

        The accompanying notes are an integral part of the financial statements.

52                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     Rialto, Unified School District, Ser A, GO,
       FGIC Insured
       5.500%, 06/01/07                           $  500     $    555
     Riverside County, Transportation
       Commission, Sales Tax Revenue,
       Ser A, RB, AMBAC Insured
       5.750%, 06/01/09                              740          841
       5.700%, 06/01/06                            1,060        1,167
     Sacramento, Municipal Utility District,
       Electric, Ser C, ETM, RB, FGIC Insured
       Callable 09/04/03 @ 102
       5.750%, 11/15/08                              570          582
     Sacramento, Municipal Utility District,
       Ser O, RB, MBIA Insured
       5.250%, 08/15/10                              500          552
     Sacramento, Municipal Utility District,
       Ser P, RB, FSA Insured
       Callable 08/15/11 @ 100
       5.250%, 08/15/13                            1,585        1,712
     Sacramento, Municipal Utility District,
       Ser R, RB, MBIA Insured
       Callable 08/15/13 @ 100
       5.000%, 08/15/16                            1,000        1,043
     Sacramento, Regional County, Sanitation
       District Financing Authority, GO
       5.000%, 08/01/04                              870          904
     San Bernardino County, Transportation
       Authority, Sales Tax Revenue, Ser A, RB,
       FSA Insured Callable 03/01/08 @ 101
       5.000%, 03/01/09                            1,000        1,088
     San Bernardino County, Transportation
       Authority, Ser A, ETM, RB, FGIC Insured
       Callable 09/04/03 @ 101
       6.000%, 03/01/06                            1,000        1,013
     San Bernardino County, Transportation
       Authority, Ser A, RB, FSA Insured
       5.250%, 03/01/07                            2,000        2,190
     San Bernardino County, Transportation
       Authority, Ser A, RB, MBIA Insured
       6.250%, 03/01/10                            2,000        2,305
       6.000%, 03/01/06                            1,735        1,906
     San Bernardino, Municipal Water Department,
       Sewer Authority, COP, FGIC Insured
       4.500%, 02/01/09                            1,025        1,093
     San Bernardino, Municipal Water Department,
       Sewer Authority, COP, FGIC Insured
       Callable 02/01/09 @ 101
       5.000%, 02/01/11                            1,130        1,206

--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     San Diego County, Regional Transportation
       Commission, Second Senior, Ser A, RB,
       AMBAC Insured
       6.000%, 04/01/06                           $3,000     $  3,305
     San Diego County, Regional Transportation
       Commission, Second Senior, Ser A, RB,
       AMBAC Insured Callable 04/01/06 @ 102
       5.000%, 04/01/08                            1,995        2,180
     San Diego County, Regional Transportation
       Commission, Second Senior,
       Ser A, RB, FGIC Insured
       5.250%, 04/01/06                            2,100        2,276
     San Diego County, Water Authority,
       Ser A, COP
       5.000%, 05/01/04                            2,625        2,701
     San Diego, Public Facilities Financing
       Authority, RB, FGIC Insured
       6.000%, 05/15/06                            2,800        3,098
       6.000%, 05/15/07                            2,000        2,251
     San Diego, Public Facilities Financing
       Authority, RB, MBIA Insured
       Callable 8/01/12 @ 100
       5.000%, 08/01/14                            1,100        1,160
     San Diego, Water Utility System, RB,
       FGIC Insured
       4.400%, 08/01/08                            1,100        1,180
     San Diego-Metropolitan Transit
       Development Board Authority, Lease, RB
       Callable 09/01/04 @ 102
       5.500%, 09/01/07                              450          475
     San Francisco City & County, Airport
       Commission, International Airport,
       Second Senior, Issue 20, RB, MBIA Insured
       Callable 05/01/08 @ 101
       4.250%, 05/01/09                            1,000        1,053
     San Francisco City & County, Public Utilities
       Commission, Water Revenue,
       Ser A, RB, FSA Insured
       5.000%, 11/01/10                            1,000        1,091
       5.000%, 11/01/11                            1,500        1,617
     San Francisco City & County, Public Utilities
       Commission, Water Revenue, Ser B, RB,
       MBIA Insured Callable 11/01/12 @ 100
       5.000%, 11/01/15                            1,250        1,315
     San Francisco City & County, Ser 1, GO,
       FGIC Insured
       5.750%, 06/15/06                              865          955

The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                53

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     San Francisco, Bay Area Rapid Transit
       District, RB, AMBAC Insured
       Callable 07/01/11 @ 100
       5.250%, 07/01/14                           $1,150     $  1,237
     San Francisco, Bay Area Rapid Transit, RB
       5.500%, 07/01/05                            3,075        3,297
     San Francisco, New Public Housing
       Authority, RB
       5.000%, 08/01/03                              350          350
     San Joaquin County, Capital Facilities
       Project, COP, MBIA Insured
       4.800%, 11/15/07                            1,000        1,094
       4.625%, 11/15/05                            1,035        1,107
     San Jose, Financing Authority, Convention
       Center Project, Ser F, RB, MBIA Insured
       4.250%, 09/01/11                            1,765        1,809
     San Jose, Libraries & Parks Project, GO
       4.750%, 09/01/09                            1,000        1,087
     San Jose, Redevelopment Agency, Merged
       Area Redevelopment Project, TA,
       AMBAC Insured
       Callable 08/01/08 @ 102
       5.000%, 08/01/09                            1,500        1,653
     San Jose, Redevelopment Agency,
       Merged Area Redevelopment Project,
       TA, MBIA Insured
       6.000%, 08/01/06                            1,300        1,447
       6.000%, 08/01/07                            1,800        2,034
       6.000%, 08/01/08                            2,100        2,398
       6.000%, 08/01/09                            1,500        1,725
       6.000%, 08/01/10                            1,000        1,143
     San Jose, Unified School District,
       Ser B, GO, MBIA Insured
       Callable 08/01/08 @ 102
       4.000%, 08/01/09                              800          836
     San Juan, Unified School District, GO,
       FSA Insured
       5.250%, 08/01/08                              500          556
       5.250%, 08/01/10                            1,150        1,269
     San Luis, Obispo County Financing
       Authority, Lopez Dam Improvement,
       Ser A, RB, MBIA Insured
       Callable 08/01/10 @ 100
       4.600%, 08/01/11                              470          490
     San Mateo County, Transit District,
       Ser A, RB, MBIA Insured
       5.250%, 06/01/16                            2,000        2,163

--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     San Mateo, Unified High School District,
       Ser A, GO, FGIC Insured
       Callable 09/01/11 @ 100
       5.375%, 09/01/13                           $2,195     $  2,391
     Santa Ana, Community Redevelopment
       Agency, Mainplace Project,
       Ser E, ETM, RB
       6.400%, 12/15/10                              590          655
     Santa Barbara County, Local
       Transportation Authority, Sales Tax, RB,
       FGIC Insured Callable 04/01/04 @ 101
       5.000%, 04/01/07                            1,000        1,027
     Santa Clara County, Financing Authority,
       Ser A, RB, AMBAC Insured
       4.600%, 11/15/06                            1,350        1,461
     Santa Cruz County, Public Financing
       Authority, Ser A, TA, MBIA Insured
       Callable 09/01/03 @ 102
       5.100%, 09/01/05                              500          512
     Santa Maria, Unified High School District,
       Ser A, GO, FSA Insured
       5.500%, 08/01/15                              510          566
     Solano County, Community College, Ser A,
       GO, MBIA Insured
       Callable 08/01/13 @ 100
       5.000%, 08/01/15                            1,865        1,960
     South Orange County, Public Financing
       Authority, Foothill Area, Ser C, RB,
       FGIC Insured
       7.500%, 08/15/07                            1,000        1,184
     South Placer, Waste Water Authority,
       Ser A, RB, FGIC Insured
       4.500%, 11/01/10                            1,000        1,059
     Southern California, Public Power
       Authority, Ser A, RB, FSA Insured
       5.375%, 01/01/09                            1,610        1,785
     Southern California, Public Power
       Authority, Ser B, RB, AMBAC Insured
       Callable 09/04/03 @ 101
       5.900%, 07/01/04                            1,000        1,013
     Tulare County, Capital Improvement
       Project, Ser A, COP, MBIA Insured
       5.375%, 02/15/06                              500          542
       5.250%, 02/15/05                            1,000        1,057
     Turlock, Irrigation District,
       Ser A, RB, MBIA Insured
       6.000%, 01/01/07                            1,000        1,114
       6.000%, 01/01/08                            1,425        1,608
       6.000%, 01/01/11                              500          566

        The accompanying notes are an integral part of the financial statements.

54                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONCLUDED)
--------------------------------------------------------------------------------
Description                             Par (000)/Shares   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     University of California, UCLA Center,
       Chiller/Cogen Project, COP
       Callable 11/01/03 @ 102
       5.000%, 11/01/04                           $1,000     $  1,030
     Upland, Community Redevelopment Agency,
       Merged Project, Ser A, TA, AMBAC Insured
       Callable 09/01/08 @ 102
       4.200%, 09/01/09                              860          908
     West Basin, Municipal Water District, 1992
       Project, Ser A, COP, AMBAC Insured
       Callable 08/01/07 @ 101
       5.000%, 08/01/08                              425          464
     West Hollywood, COP, MBIA Insured
       Callable 02/01/08 @ 102
       4.550%, 02/01/09                              665          711
     Wiseburn, School District, Ser A, GO,
       FGIC Insured Callable 08/01/10 @ 100
       4.900%, 08/01/15                              500          520
       4.500%, 08/01/11                              330          342
                                                             --------
     TOTAL MUNICIPAL BONDS
       (Cost $228,990)                                        239,250
                                                             --------
--------------------------------------------------------------------------------
   REGULATED INVESTMENT COMPANY - 1.8%
--------------------------------------------------------------------------------
     BlackRock Provident California Tax Free
       Money Market                            4,229,498        4,229
                                                             --------
     TOTAL REGULATED INVESTMENT COMPANY
       (Cost $4,229)                                            4,229
                                                             --------
   TOTAL INVESTMENTS - 101.3%
     (Cost $233,219)                                          243,479
                                                             --------
   OTHER ASSETS AND LIABILITIES, NET -- (1.3)%                 (3,144)
                                                             --------

--------------------------------------------------------------------------------
Description                                                Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 13,438,537 outstanding shares
       of beneficial interest                                $130,195
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 8,888,283 outstanding shares
       of beneficial interest                                  89,913
     Paid-in-Capital of Class B Shares
       (unlimited authorized - no par value)
       based on 936,437 outstanding shares
       of beneficial interest                                   9,649
     Undistributed net investment income                          232
     Accumulated net realized gain on investments                  86
     Net unrealized appreciation on investments               10,260
                                                             --------
   TOTAL NET ASSETS - 100.0%                                 $240,335
                                                             ========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                        $10.35
                                                             ========

   NET ASSET VALUE AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                          $10.31
                                                             ========

   MAXIMUM OFFERING PRICE PER SHARE -
     CLASS A SHARES ($10.31 / 97.75%)                          $10.55
                                                             ========

   NET ASSET VALUE AND OFFERING
     PRICE PER SHARE - CLASS B SHARES (B)                      $10.31
                                                             ========

--------------------------------------------------------------------------------
(A) PREREFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PREREFUNDED DATE.
(B) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
COP -- CERTIFICATES OF PARTICIPATION
CSAC -- CALIFORNIA STATE ASSOCIATION OF COUNTIES
ETM -- ESCROWED TO MATURITY
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SER -- SERIES
TA -- TAX ALLOCATION




The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                55

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

NATIONAL INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MUNICIPAL BONDS - 95.3%
--------------------------------------------------------------------------------
   ALASKA - 2.9%
     Anchorage, Ser B, GO, MBIA Insured
       5.000%, 08/01/05                           $1,000     $  1,066
     Fairbanks, Municipal Utilities Revenue,
       Ser A, RB, AMBAC Insured
       Prerefunded @ 102 (A)
       6.100%, 01/01/05                            1,000        1,086
                                                             --------
                                                                2,152
                                                             --------
   ARIZONA - 6.1%
     Mesa, Street & Highway Authority, RB,
       FSA Insured
       6.500%, 07/01/10                              750          869
     Phoenix, GO Prerefunded @ 101 (A)
       5.000%, 07/01/09                            2,370        2,630
     Tempe, Unified High School District,
       Ser B, GO, FGIC Insured
       5.125%, 07/01/07                            1,000        1,095
                                                             --------
                                                                4,594
                                                             --------
   CALIFORNIA - 8.1%
     California State, Department of Water
       Resources, Central Valley Project,
       Water System, Ser Z, RB, FGIC Insured
       5.000%, 12/01/12                              500          537
     California State, Department of Water
       Resources, Ser X, RB, FGIC Insured
       5.500%, 12/01/15                              600          668
     California State, Educational Facilities
       Authority, Loyola-Marymount University,
       RB, MBIA Insured Callable 10/01/11 @ 101
       4.500%, 10/01/12                            1,000        1,035
     California State, GO, FGIC Insured
       5.750%, 02/01/11                            1,100        1,227
     East Bay, Municipal Utility District, Water
       System Project, RB, MBIA Insured
       Callable 06/01/11 @ 100
       5.250%, 06/01/13                              800          863
     Eastern Municipal Water District,
       Ser A, COP, FGIC Insured
       Callable 07/01/11 @ 100
       5.375%, 07/01/16                              620          666
     Los Angeles, Ser A, GO, MBIA Insured
       5.250%, 09/01/12                              375          409
     Los Angeles, Ser A, GO, MBIA Insured
       Callable 09/01/11 @ 100
       5.000%, 09/01/17                              440          456

--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
   CALIFORNIA - (CONTINUED)
     Southern California Public Power Authority,
       Hydroelectric Power, Ser A, RB,
       FSA Insured Callable 10/01/11 @ 100
       5.250%, 10/01/12                          $   245     $    265
                                                             --------
                                                                6,126
                                                             --------
   COLORADO - 3.4%
     Denver City & County, Ser A, GO
       5.250%, 08/01/06                            2,000        2,188
     Regional Transportation District, Sales Tax,
       Ser B, RB, AMBAC Insured
       5.250%, 11/01/12                              350          384
                                                             --------
                                                                2,572
                                                             --------
   FLORIDA - 2.6%
     Florida State, Board of Education, Public
       Education Capital Outlay, Ser A, GO
       5.000%, 06/01/08                            1,300        1,424
     Jacksonville, Local Government,
       Sales Tax Revenue, RB, FGIC Insured
       5.500%, 10/01/13                              500          556
                                                             --------
                                                                1,980
                                                             --------
   HAWAII - 5.9%
     Hawaii County, Ser A, GO, FGIC Insured
       Callable 07/15/11 @ 100
       5.500%, 07/15/13                              635          699
     Hawaii State, Ser CO, GO, FGIC Insured
       6.000%, 09/01/04                            1,000        1,053
     Hawaii State, Ser CS, GO, MBIA Insured
       5.000%, 04/01/08                            1,000        1,087
     Honolulu City & County, Ser A, GO,
       FSA Insured Callable 09/01/11 @ 100
       5.375%, 09/01/12                            1,000        1,091
     Kauai County, Ser A, GO, MBIA Insured
       Callable 08/01/11 @ 100
       5.625%, 08/01/13                              500          548
                                                             --------
                                                                4,478
                                                             --------
   ILLINOIS - 7.7%
     Du Page & Will Counties, Community School
       District, Ser B, GO, FGIC Insured
       5.000%, 12/30/07                            2,300        2,518
     Metropolitan Pier & Exposition Authority,
       McCormick Place Expansion Project,
       Ser A, RB, AMBAC Insured
       6.000%, 12/15/05                            3,000        3,304
                                                             --------
                                                                5,822
                                                             --------
        The accompanying notes are an integral part of the financial statements.


56                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

NATIONAL INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
   MARYLAND - 2.9%
     Montgomery County, Consolidated Public
       Improvement, Ser A, GO
       5.700%, 07/01/05                           $2,000     $  2,161
                                                             --------
   MASSACHUSETTS - 1.5%
     Massachusetts State, Consolidated Loan,
       Ser A, GO, AMBAC Insured
       Prerefunded @ 101 (A)
       5.000%, 03/01/07                            1,000        1,098
                                                             --------
   MICHIGAN - 2.9%
     Huron Valley, School District, GO,
       FGIC Insured
       4.350%, 05/01/08                            1,000        1,065
     Michigan State, GO Callable 12/01/05 @ 102
       5.125%, 12/01/06                            1,000        1,091
                                                             --------
                                                                2,156
                                                             --------
   MINNESOTA - 4.3%
     Minneapolis, Ser A, GO
       5.000%, 12/01/05                            1,000        1,081
     Minneapolis, Ser B, GO
       5.000%, 09/01/05                            1,000        1,072
     Minneapolis, Ser B, GO
       Callable 09/01/05 @ 100
       5.050%, 09/01/06                            1,000        1,061
                                                             --------
                                                                3,214
                                                             --------
   MISSOURI - 1.1%
     Kansas City, Streetlight Project, Ser B, GO
       Callable 02/01/07 @ 101
       6.000%, 02/01/08                              750          835
                                                             --------
   NEBRASKA - 1.4%
     Omaha Public Power District, Electric
       Revenue, Ser D, RB
       5.000%, 02/01/07                            1,000        1,081
                                                             --------
   NEVADA - 1.8%
     Clark County, School District, Ser A, GO,
       FSA Insured Callable 12/15/12 @ 103
       5.500%, 06/15/16                              500          554
     Las Vegas, Water District Revenue, Ser B, GO,
       MBIA Insured Callable 12/01/12 @ 100
       5.250%, 06/01/14                              300          324
     Nevada State, Capital Improvements,
       Ser A, GO, MBIA Insured
       Callable 05/01/12 @ 100
       5.000%, 11/01/16                              500          516
                                                             --------
                                                                1,394
                                                             --------

--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
   NEW JERSEY - 1.5%
     New Jersey State, GO
       5.250%, 03/01/08                           $1,000     $  1,104
                                                             --------
   NEW YORK - 1.4%
     New York State Thruway Authority, Highway
       & Board, Ser B, RB, FGIC Insured
       5.000%, 04/01/08                            1,000        1,087
                                                             --------
   OREGON - 9.9%
     Jackson County, Juvenile Services Center,
       GO, FSA Insured
       5.000%, 06/01/10                            1,000        1,085
     McMinnville, School District No 40, GO,
       FSA Insured
       5.000%, 06/15/11                            1,620        1,748
     Portland, Sewer Systems, Ser A, RB,
       FGIC Insured Callable 06/01/07 @ 100
       5.000%, 06/01/08                            3,300        3,579
     Washington, Multnomah & Yamill Counties,
       School District Authority, GO,
       MBIA Insured
       5.000%, 06/01/11                            1,000        1,078
                                                             --------
                                                                7,490
                                                             --------
   PENNSYLVANIA - 0.9%
     Pennsylvania State, First Ser, GO,
       MBIA Insured
       5.000%, 06/01/09                              600          658
                                                             --------
   TENNESSEE - 1.5%
     Johnson City, Water & Sewer System, GO,
       FGIC Insured
       5.250%, 06/01/08                            1,000        1,105
                                                             --------
   TEXAS - 4.1%
     Houston, Water & Sewer System Revenue,
       Ser A, RB, FSA Insured
       Callable 12/01/11 @ 100
       5.250%, 12/01/12                              680          734
     Texas State, University Systems, Revenue
       Financing System, RB, FSA Insured
       Callable 03/15/10 @ 100
       4.800%, 03/15/11                            1,170        1,227
     University of Texas, Revenue Financing
       System, Ser B, RB
       5.250%, 08/15/06                            1,000        1,092
                                                             --------
                                                                3,053
                                                             --------


The accompanying notes are an integral part of the financial statements.


                                         WWW.HIGHMARKFUNDS.COM                57

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

NATIONAL INTERMEDIATE TAX-FREE BOND FUND (CONCLUDED)
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
   VIRGINIA - 2.8%
     Fairfax County, Public Improvement Authority,
       Ser A, GO Callable 06/01/04 @ 102
       5.000%, 06/01/06                           $2,000     $  2,095
                                                             --------
   WASHINGTON - 17.5%
     King & Snohomish Counties, School District
       Authority, GO, FGIC Insured
       Callable 12/01/07 @ 100
       5.250%, 12/01/08                            2,720        2,984
     King County, Lease Revenue Authority,
       King Street Center Project, RB,
       MBIA Insured Callable 06/01/07 @ 101
       5.000%, 06/01/08                            1,000        1,085
     King County, School District No. 408, GO,
       AMBAC Insured
       6.000%, 12/01/08                            1,000        1,150
     King County, School District No. 410, GO,
       FGIC Insured
       5.500%, 12/01/10                            1,285        1,395
     King County, School District No. 415, GO,
       MBIA Insured
       4.650%, 12/01/06                            1,000        1,079
     Port of Seattle, Ser A, RB, FGIC Insured
       6.000%, 10/01/06                            1,000        1,117
     Seattle, Municipal Light & Power Revenue
       Authority, Ser B, RB, MBIA Insured
       Callable 06/01/08 @ 101
       4.750%, 06/01/09                            1,000        1,071
     Skagit County, School District No. 103, GO,
       FGIC Insured
       6.250%, 12/01/06                            1,000        1,130
       6.250%, 12/01/07                            1,000        1,148
     Washington State, Ser 1995C, GO
       Callable 07/01/05 @ 100
       5.450%, 07/01/07                            1,000        1,059
                                                             --------
                                                               13,218
                                                             --------
   WISCONSIN - 3.1%
     Milwaukee, Metropolitan Sewage District,
       Ser A, GO
       5.500%, 10/01/08                            1,000        1,126
     Wisconsin State, Ser 2, GO
       5.125%, 11/01/08                            1,125        1,243
                                                             --------
                                                                2,369
                                                             --------
     TOTAL MUNICIPAL BONDS
       (Cost $68,233)                                          71,842
                                                             --------

--------------------------------------------------------------------------------
Description                                       Shares   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     REGULATED INVESTMENT COMPANY - 3.7%
--------------------------------------------------------------------------------
     BlackRock Provident California
       Tax Free Money Market                   2,820,270     $  2,820
                                                             --------
     TOTAL REGULATED INVESTMENT COMPANY
       (Cost $2,820)                                            2,820
                                                             --------
   TOTAL INVESTMENTS - 99.0%
     (Cost $71,053)                                            74,662
                                                             --------
   OTHER ASSETS AND LIABILITIES, NET -- 1.0%                      730
                                                             --------
--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 6,264,486 outstanding shares of
       beneficial interest                                     69,003
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 230,356 outstanding shares of
       beneficial interest                                      2,714
     Undistributed net investment income                           56
     Accumulated net realized gain on investments                  10
     Net unrealized appreciation on investments                 3,609
                                                             --------
   TOTAL NET ASSETS - 100.0%                                  $75,392
                                                             ========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                        $11.61
                                                             ========

   NET ASSET VALUE AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                          $11.61
                                                             ========

   MAXIMUM OFFERING PRICE PER SHARE -
     CLASS A SHARES ($11.61 / 97.75%)                          $11.88
                                                             ========

--------------------------------------------------------------------------------
(A) PREREFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PREREFUNDED DATE. AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
COP -- CERTIFICATES OF PARTICIPATION
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SER -- SERIES




        The accompanying notes are an integral part of the financial statements.

58                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

BOND FUND
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS - 49.4%
--------------------------------------------------------------------------------
   CONSUMER DISCRETIONARY - 5.5%
     General Motors, Ser 91-A2
       8.950%, 07/02/09                         $  2,344     $  2,541
     Hertz
       7.000%, 01/15/28                            1,000          776
       6.625%, 05/15/08                            8,600        8,525
     News America Holdings
       7.750%, 02/01/24                            1,000        1,082
     Staples
       7.125%, 08/15/07                            4,000        4,330
     Time Warner
       7.480%, 01/15/08                            7,100        7,775
     Walt Disney, MTN
       5.620%, 12/01/08                            6,500        6,801
                                                             --------
                                                               31,830
                                                             --------
   CONSUMER STAPLES - 0.7%
     Kellogg, Ser B
       6.600%, 04/01/11                              500          553
     Safeway
       7.500%, 09/15/09                            2,425        2,734
       7.450%, 09/15/27                            1,000        1,054
                                                             --------
                                                                4,341
                                                             --------
   ENERGY - 1.3%
     Anadarko Petroleum
       7.000%, 10/15/06                            1,500        1,663
     Coastal
       9.625%, 05/15/12                            2,000        1,880
     ConocoPhillips
       7.125%, 03/15/28                            3,000        3,083
     Union Oil of California
       9.125%, 02/15/06                            1,000        1,146
                                                             --------
                                                                7,772
                                                             --------
   FINANCIALS - 17.6%
     Bank One
       6.000%, 08/01/08                              500          542
     Bear Stearns, MTN (B) (C)
       1.255%, 02/03/04                           15,000       15,000
     Chase Manhattan
       5.750%, 04/15/04                            6,850        7,055
     Citicorp
       6.750%, 08/15/05                            4,075        4,442
     Credit Suisse First Boston, MTN (B) (C)
       1.117%, 08/06/04                            5,000        5,005
     EOP Operating
       6.800%, 01/15/09                            5,479        6,095
     FleetBoston Financial
       7.125%, 04/15/06                              500          553

--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS - (CONTINUED)
--------------------------------------------------------------------------------
   FINANCIALS - (CONTINUED)
     GE Global Insurance
       7.750%, 06/15/30                         $  5,000     $  5,555
     HSBC Americas
       6.625%, 03/01/09                            4,000        4,425
     John Hancock Financial Services (A)
       5.625%, 12/01/08                            5,000        5,329
     Mellon Bank
       7.000%, 03/15/06                            4,500        5,006
     Mercantile Bancorp
       7.050%, 06/15/04                            4,000        4,200
     Morgan Stanley
       6.750%, 04/15/11                            5,500        6,128
       6.125%, 10/01/03                            4,300        4,332
     Pemex Project
       9.125%, 10/13/10                            5,000        5,775
     Popular
       6.750%, 12/15/05                            2,000        2,185
     U.S. Bancorp
       6.875%, 09/15/07                            7,500        8,438
     Washington Mutual Bank (B) (C)
       1.170%, 01/16/04                           10,000       10,000
     Wells Fargo Capital I
       7.960%, 12/15/26                            1,000        1,073
                                                             --------
                                                              101,138
                                                             --------
   FOREIGN GOVERNMENTS - 1.6%
     Hydro Quebec, Ser IO
       8.050%, 07/07/24                            1,125        1,402
     Korea Development Bank
       7.125%, 04/22/04                            6,000        6,210
     Province of Saskatchewan
       9.375%, 12/15/20                            1,000        1,399
                                                             --------
                                                                9,011
                                                             --------
   INDUSTRIALS - 8.6%
     AMR
       10.000%, 04/15/21                           1,500          900
     Caterpillar Tractor
       6.000%, 05/01/07                            4,360        4,362
     Continental Airlines, Ser 98-1B
       6.748%, 03/15/17                            2,901        2,080
     General Electric
       5.000%, 02/01/13                            5,000        4,893
     HCA
       7.875%, 02/01/11                            5,000        5,231
     Lockheed Martin
       7.700%, 06/15/08                            3,000        3,491

The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                59

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS - (CONTINUED)
--------------------------------------------------------------------------------
   INDUSTRIALS - (CONTINUED)
     McDonnell Douglas
       6.875%, 11/01/06                        $   4,000     $  4,370
     Norfolk Southern
       7.050%, 05/01/37                            1,000        1,038
     Raytheon
       6.150%, 11/01/08                            4,500        4,894
     Tyco International (D)
       8.200%, 10/15/08                            9,000        9,495
     Waste Management
       7.000%, 10/15/06                            7,800        8,650
                                                             --------
                                                               49,404
                                                             --------
   INFORMATION TECHNOLOGY - 0.9%
     International Business Machines
       6.500%, 01/15/28                            5,000        5,144
                                                             --------
   MATERIALS - 1.2%
     Georgia-Pacific
       9.875%, 11/01/21                            5,250        5,040
     Potash
       7.125%, 06/15/07                            1,500        1,661
                                                             --------
                                                                6,701
                                                             --------
   REAL ESTATE INVESTMENT TRUST - 0.6%
     Boston Properties (E)
       5.000%, 06/01/15                            3,500        3,169
                                                             --------
   TELECOMMUNICATION - 3.6%
     Bell Atlantic of Maryland
       8.000%, 10/15/29                            2,980        3,453
     Continental Cablevision
       9.500%, 08/01/13                            4,500        5,209
     New England Telephone & Telegraph
       7.875%, 11/15/29                            5,625        6,511
     TCI Communications
       7.125%, 02/15/28                              900          927
       6.875%, 02/15/06                            4,000        4,365
                                                             --------
                                                               20,465
                                                             --------
   UTILITIES - 7.8%
     Arkansas Electric Cooperative
       7.330%, 06/30/08                            3,252        3,532
     Baltimore Gas & Electric, MTN, Ser G
       5.780%, 10/01/08                            4,000        4,260
     Cleveland Electric, Ser B
       7.670%, 07/01/04                            6,900        7,245
     Consolidated Edison of New York, Ser G
       7.000%, 03/01/29                            1,250        1,297
     Kinder Morgan
       7.250%, 03/01/28                            5,600        5,866

--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS - (CONTINUED)
--------------------------------------------------------------------------------
   UTILITIES - (CONTINUED)
     Oklahoma Gas & Electric
       6.650%, 07/15/27                         $  2,500     $  2,637
     Old Dominion Electric, Ser 93-A
       7.480%, 12/01/13                            5,550        5,933
     Sierra Pacific Resources, Ser B
       6.200%, 04/15/04                           10,250       10,173
     Virginia Electric & Power, Ser A
       4.750%, 03/01/13                            4,000        3,859
                                                             --------
                                                               44,802
                                                             --------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $272,529)                                        283,777
                                                             --------
--------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS - 35.4%
--------------------------------------------------------------------------------
     FHLMC
       6.500%, 11/01/09                            4,775        5,024
       6.000%, 10/01/09                            5,989        6,232
       6.000%, 06/01/13                            6,261        6,484
       6.000%, 09/01/13                            5,655        5,857
       5.500%, 03/01/17                            3,202        3,263
       4.000%, 04/01/18                            7,771        7,363
     FHLMC CMO REMIC, Ser 1531, Cl H
       6.000%, 04/15/08                            5,737        5,957
     FHLMC CMO REMIC, Ser 1666, Cl J
       6.250%, 01/15/24                            2,000        2,091
     FNMA
       8.500%, 05/01/25                              122          133
       8.000%, 08/01/24                               17           19
       8.000%, 09/01/24                                5            6
       8.000%, 07/01/26                              153          165
       8.000%, 06/01/30                              181          195
       7.500%, 12/01/26                            1,423        1,514
       7.000%, 02/01/09                            2,644        2,799
       7.000%, 12/01/10                            5,697        6,074
       7.000%, 05/01/30                              769          805
       6.500%, 12/01/07                              399          420
       6.500%, 04/01/14                            3,416        3,587
       6.500%, 03/01/24                              400          413
       6.500%, 01/01/26                              232          239
       6.500%, 05/01/26                              237          244
       6.500%, 01/01/28                              184          190
       6.500%, 02/01/28                              150          155
       6.500%, 03/01/28                              208          214
       6.500%, 04/01/28                            1,133        1,165
       6.500%, 01/01/29                            4,056        4,172
       6.500%, 06/01/29                            5,286        5,433
       6.500%, 07/01/29                            2,465        2,534

        The accompanying notes are an integral part of the financial statements.


60                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -
   (CONTINUED)
--------------------------------------------------------------------------------
     FNMA-- (continued)
       6.500%, 08/01/29                         $  1,363     $  1,401
       6.500%, 05/01/30                            3,602        3,702
       6.000%, 05/01/09                              179          186
       6.000%, 09/01/10                              373          388
       6.000%, 05/01/11                              439          455
       6.000%, 01/01/12                              433          449
       6.000%, 03/01/13                              726          754
       6.000%, 10/01/16                            4,633        4,792
       6.000%, 11/01/17                           12,433       12,862
       6.000%, 12/01/27                              371          376
       6.000%, 07/01/28                            2,551        2,582
       6.000%, 08/01/28                              399          404
       6.000%, 10/01/28                            1,502        1,520
       6.000%, 12/01/28                           10,199       10,323
       5.500%, 01/01/17                            2,148        2,191
       5.500%, 02/01/17                            1,420        1,448
       5.000%, 01/01/09                            3,722        3,755
       5.000%, 11/01/17                           10,000        9,999
       5.000%, 02/01/18                           10,000        9,994
     FNMA CMO REMIC, Ser 1993-140, Cl H
       6.500%, 03/25/13                            1,222        1,277
     FNMA CMO REMIC, Ser 1996-54, Cl C
       6.000%, 09/25/08                            5,213        5,374
     FNMA TBA
       4.500%, 09/01/18                           40,000       38,800
     GNMA
       8.000%, 04/15/17                               88           96
       8.000%, 05/15/17                               33           36
       8.000%, 11/15/26                            1,594        1,724
       8.000%, 12/15/26                              386          417
       7.500%, 05/15/23                              439          468
       7.500%, 01/15/24                              283          301
       7.500%, 02/15/24                              218          234
       7.500%, 09/15/25                               80           85
       7.500%, 02/15/27                              116          124
       7.500%, 06/15/27                              109          116
       7.500%, 07/15/27                              256          271
       7.500%, 08/15/27                              194          206
       7.000%, 01/15/24                              130          137
       7.000%, 04/15/24                              231          244
       6.500%, 06/15/23                              640          665
       6.500%, 12/15/23                              348          362
       6.500%, 01/15/24                              100          104
       6.500%, 02/15/24                              369          383
       6.500%, 10/15/25                              422          437
       6.500%, 04/15/26                              358          371
       6.500%, 01/15/29                            1,855        1,920

--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -
   (CONTINUED)
--------------------------------------------------------------------------------
     GNMA -- (continued)
       6.500%, 05/15/29                         $  4,900     $  5,072
       6.500%, 06/15/29                              247          256
       6.500%, 11/15/29                              274          283
       6.000%, 07/15/28                              683          696
       6.000%, 08/15/28                              477          486
       6.000%, 09/15/28                            1,975        2,013
                                                             --------
     TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
       BACKED OBLIGATIONS
       (Cost $202,731)                                        203,286
                                                             --------
--------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS - 10.8%
--------------------------------------------------------------------------------
     U.S. Treasury Bonds
       8.750%, 08/15/20                            4,935        6,852
       7.250%, 05/15/16                           16,100       19,573
     U.S. Treasury Bonds (A)
       10.375%, 11/15/12                           3,000        3,873
       8.125%, 08/15/19                           12,500       16,397
       7.125%, 02/15/23                            4,000        4,820
     U.S. Treasury Inflation Index Note
       3.000%, 07/15/12                           10,211       10,730
                                                             --------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $56,058)                                          62,245
                                                             --------
--------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.4%
--------------------------------------------------------------------------------
     FNMA (A)
       7.125%, 02/15/05                            9,650       10,438
       6.375%, 06/15/09                            8,000        8,915
                                                             --------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (Cost $17,389)                                          19,353
                                                             --------
--------------------------------------------------------------------------------
   ASSET-BACKED SECURITIES - 4.6%
--------------------------------------------------------------------------------
     Bank One Issuance Trust,
       Ser 2002-A4, Cl A4
       2.940%, 06/16/08                           10,000       10,135
     Citibank Credit Card Issuance Trust,
       Ser 2001-A8, Cl A8
       4.100%, 12/07/06                            6,000        6,194
     EQCC Home Equity Loan Trust,
       Ser 1996-3, Cl A6
       7.400%, 12/15/19                            1,458        1,461
     MBNA Master Credit Card Trust,
       Ser 2000-L, Cl A
       6.500%, 04/15/10                            7,000        7,789


The accompanying notes are an integral part of the financial statements.


                                         WWW.HIGHMARKFUNDS.COM                61

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
Description                             Par (000)/Shares   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   ASSET-BACKED SECURITIES - (CONTINUED)
--------------------------------------------------------------------------------
     Residential Funding Mortgage Securities,
       Ser 1992-S36, Cl A4
       6.750%, 11/25/07                           $  659     $    658
                                                             --------
     TOTAL ASSET-BACKED SECURITIES
       (Cost $25,585)                                          26,237
                                                             --------
--------------------------------------------------------------------------------
   COMMON STOCK - 0.5%
--------------------------------------------------------------------------------
   RETAIL - 0.4%
     Kmart (A)*                                  110,057        2,575
     Kmart Holding Corporation
       (Escrow Cusip)*                        10,000,000           --
                                                             --------
     TOTAL COMMON STOCK
       (Cost $1,662)                                            2,575
                                                             --------
--------------------------------------------------------------------------------
   COMMERCIAL PAPER - 1.7%
--------------------------------------------------------------------------------
     Four Winds Funding (B)
       1.230%, 08/01/03                          $10,000       10,000
                                                             --------
     TOTAL COMMERCIAL PAPER
       (Cost $10,000)                                          10,000
                                                             --------
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 9.4%
--------------------------------------------------------------------------------
     Bank of America
       1.190%, dated 07/31/03, matures
       08/01/03, repurchase price $4,892,489
       (collateralized by various mortgage
       obligations, par value $4,990,174,
       0.000%-1.110%, 08/12/03-11/20/03,
       total market value $4,990,174) (B)          4,892        4,892
     Deutsche Bank Securities, Inc.
       1.000%, dated 07/31/03, matures
       08/01/03, repurchase price $44,257,370
       (collateralized by various U.S. Treasury
       obligations, par value $30,747,000,
       3.500%-11.250%, 11/15/06-11/15/15,
       total market value $45,141,281)            44,256       44,256
     Lehman Brothers, Inc.
       1.205%, dated 07/31/03, matures
       08/01/03, repurchase price $5,000,167
       (collateralized by various mortgage
       obligations, par value $9,697,143,
       0.000%-5.250%, 03/25/18-10/25/41,
       total market value $5,100,000) (B)          5,000        5,000
                                                             --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $54,148)                                          54,148
                                                             --------
   TOTAL INVESTMENTS - 115.2%
     (Cost $640,102)                                          661,621
                                                             --------

--------------------------------------------------------------------------------
Description                                                Value (000)
--------------------------------------------------------------------------------
     PAYABLE UPON RETURN OF SECURITIES LOANED -- (8.7)%      $(49,897)
     INVESTMENT SECURITIES PURCHASED -- (7.6)%                (43,712)
     OTHER ASSETS AND LIABILITIES, NET -- 1.1%                  6,429
                                                             --------
   TOTAL OTHER ASSETS AND LIABILITIES -- (15.2)%              (87,180)
                                                             --------
--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 46,840,832 outstanding shares of
       beneficial interest                                    498,862
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 5,292,721 outstanding shares of
       beneficial interest                                     56,671
     Paid-in-Capital of Class B Shares
       (unlimited authorized - no par value)
       based on 1,141,915 outstanding shares of
       beneficial interest                                     12,255
     Undistributed net investment income                          386
     Accumulated net realized loss on investments             (15,252)
     Net unrealized appreciation on investments                21,519
                                                             --------
   TOTAL NET ASSETS - 100.0%                                 $574,441
                                                             ========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                        $10.80
                                                             ========

   NET ASSET VALUE AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                          $10.68
                                                             ========

   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS A SHARES ($10.68 / 96.75%)                          $11.04
                                                             ========

   NET ASSET VALUE AND OFFERING
     PRICE PER SHARE - CLASS B SHARES (F)                      $10.65
                                                             ========




        The accompanying notes are an integral part of the financial statements.


62                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

BOND FUND (CONCLUDED)


* NON-INCOME PRODUCING SECURITIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2003 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2003 WAS $48,932,293.
(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
    LOANED.
(C) FLOATING RATE SECURITY. RATE DISCLOSED IS AS OF JULY 31, 2003.
(D) COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF JULY 31, 2003.
(E) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY BE SOLD ONLY TO THE DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS".
(F) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.
CL -- CLASS
CMO -- COLLATERALIZED MORTGAGE OBLIGATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES
TBA -- TO BE ANNOUNCED




The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                63

[HighMark Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

100% U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   U.S. TREASURY BILLS* - 100.1%
--------------------------------------------------------------------------------
     U.S. Treasury Bills
       0.988%, 08/07/03                         $146,615   $  146,591
       0.889%, 08/21/03                          130,978      130,914
       0.894%, 09/04/03                           72,039       71,979
       0.915%, 09/25/03                          100,091       99,954
       0.898%, 10/02/03                          143,686      143,467
       0.905%, 10/09/03                           50,000       49,915
       0.891%, 10/16/03                          174,702      174,379
       0.912%, 10/23/03                          110,300      110,072
       0.959%, 10/30/03                          150,000      149,646
       1.009%, 01/29/04                           23,162       23,047
                                                           ----------
     TOTAL U.S. TREASURY BILLS*
       (Cost $1,099,964)                                    1,099,964
                                                           ----------
   TOTAL INVESTMENTS - 100.1%
     (Cost $1,099,964)                                      1,099,964
                                                           ----------
   OTHER ASSETS AND LIABILITIES, NET -- (0.1)%                 (1,074)
                                                           ----------

--------------------------------------------------------------------------------
Description                                                Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 528,452,538 outstanding shares of
       beneficial interest                                 $ 528,452
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 186,875,242 outstanding shares of
       beneficial interest                                    186,876
     Paid-in-Capital of Class S Shares
       (unlimited authorized - no par value)
       based on 383,519,233 outstanding shares of
       beneficial interest                                    383,519
     Undistributed net investment income                          264
     Accumulated net realized loss on investments                (221)
                                                           ----------
   TOTAL NET ASSETS - 100.0%                               $1,098,890
                                                           ==========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                         $1.00
                                                           ==========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                           $1.00
                                                           ==========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS S SHARES                           $1.00
                                                           ==========

--------------------------------------------------------------------------------
* RATE SHOWN REPRESENTS THE YIELD TO MATURITY AT DATE OF PURCHASE




        The accompanying notes are an integral part of the financial statements.

64                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY OBLIGATIONS - DISCOUNTED * - 33.5%
--------------------------------------------------------------------------------
     FHLB
       1.022%, 09/19/03                          $14,100     $ 14,080
     FHLMC
       1.031%, 08/26/03                           15,000       14,989
       0.992%, 08/28/03                           15,750       15,738
       0.992%, 08/29/03                           30,000       29,977
       1.002%, 09/11/03                           25,000       24,972
       1.002%, 09/25/03                           11,700       11,682
       1.038%, 10/16/03                           30,000       29,935
       1.033%, 10/23/03                           30,000       29,929
     FNMA
       1.021%, 09/03/03                           27,100       27,075
       1.032%, 10/01/03                           25,783       25,738
                                                             --------
     TOTAL U.S. GOVERNMENT AGENCY
       OBLIGATIONS - DISCOUNTED *
       (Cost $224,115)                                        224,115
                                                             --------
--------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY OBLIGATIONS - 44.1%
--------------------------------------------------------------------------------
     FFCB
       1.500%, 12/23/03                           20,000       20,015
     FFCB (A)
       1.003%, 07/16/04                           25,000       25,000
       0.980%, 08/24/04                           25,000       24,992
     FHLB (A)
       0.990%, 09/27/04                           25,000       24,991
       0.980%, 10/07/04                           25,000       24,989
       0.995%, 10/12/04                           20,000       19,992
     FHLB (B)
       1.440%, 08/13/03                           20,000       20,000
       1.250%, 09/11/03                           20,000       19,996
       1.010%, 10/02/03                           20,000       19,963
     FNMA (A)
       0.965%, 05/27/04                           15,000       14,994
       1.000%, 10/07/04                           20,000       19,993
       1.005%, 01/18/05                           25,000       24,992
     SLMA (A)
       1.184%, 04/01/04                           35,000       34,999
                                                             --------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (Cost $294,916)                                        294,916
                                                             --------

--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 22.4%
--------------------------------------------------------------------------------
     ABM AMRO Bank, N.V., New York Branch
       1.050%, dated 07/31/03, matures
       08/01/03, repurchase price $123,840,290
       (collateralized by a U.S. Government
       Obligation, par value $125,351,000,
       0.000%-3.125%, 10/30/03-11/14/03,
       total market value $126,313,849)         $123,837     $123,837
     Deutsche Bank Securities, Inc.
       1.050%, dated 07/31/03, matures
       08/01/03, repurchase price $26,284,049
       (collateralized by a U.S. Government
       Obligation, par value $25,127,000,
       0.000%-6.625%, 08/05/03-02/15/27,
       total market value $26,809,534) 26,283                  26,283
                                                             --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $150,120)                                        150,120
                                                             --------
   TOTAL INVESTMENTS - 100.0%
     (Cost $669,151)                                          669,151
                                                             --------
   OTHER ASSETS AND LIABILITIES, NET -- 0.0%                     (145)
                                                             --------





The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                65

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

U.S. GOVERNMENT MONEY MARKET FUND (CONCLUDED)
--------------------------------------------------------------------------------
Description                                                Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 571,060,179 outstanding shares of
       beneficial interest                                   $571,061
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 34,518,527 outstanding shares of
       beneficial interest                                     34,519
     Paid-in-Capital of Class B Shares
       (unlimited authorized - no par value)
       based on 2,255,456 outstanding shares of
       beneficial interest                                      2,256
     Paid-in-Capital of Class S Shares
       (unlimited authorized - no par value)
       based on 61,205,459 outstanding shares of
       beneficial interest                                     61,205
     Distribution in excess of net investment income               (1)
     Accumulated net realized loss on investments                 (34)
                                                             --------
   TOTAL NET ASSETS - 100.0%                                 $669,006
                                                             ========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                         $1.00
                                                             ========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                           $1.00
                                                             ========

   NET ASSET VALUE AND OFFERING
     PRICE PER SHARE - CLASS B SHARES (C)                       $1.00
                                                             ========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS S SHARES                           $1.00
                                                             ========
--------------------------------------------------------------------------------
* RATE SHOWN REPRESENTS THE YIELD TO MATURITY AT DATE OF PURCHASE
(A) ADJUSTABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JULY 31, 2003.
(B) CALLABLE SECURITY -- THE MATURITY DATE REFLECTS THE NEXT DATE ON WHICH THE ISSUER CAN CALL THE SECURITY.
(C) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.
FFCB -- FEDERAL FARM CREDIT BANK
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
SLMA -- STUDENT LOAN MARKETING ASSOCIATION



        The accompanying notes are an integral part of the financial statements.

66                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

DIVERSIFIED MONEY MARKET FUND
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   CERTIFICATES OF DEPOSIT - DOMESTIC - 8.9%
--------------------------------------------------------------------------------
     Comerica Bank (A)
       1.100%, 01/27/04                         $ 50,000   $   50,000
       1.095%, 03/10/04                           35,000       34,999
     National Bank of Commerce, TN (A)
       1.120%, 01/12/04                           76,000       75,998
       1.110%, 05/12/04                           50,000       50,004
     Wilmington Trust Company
       1.160%, 09/10/03                           30,000       30,004
       3.650%, 10/17/03                           20,000       20,091
       1.050%, 10/23/03                           50,000       50,000
                                                           ----------
     TOTAL CERTIFICATES OF DEPOSIT - DOMESTIC
       (Cost $311,096)                                        311,096
                                                           ----------
--------------------------------------------------------------------------------
   CERTIFICATES OF DEPOSIT - YANKEE - 6.9%
--------------------------------------------------------------------------------
     Credit Suisse First Boston (New York) (A)
       1.180%, 07/12/04                           42,000       42,041
     Natexis Banques Populaires (New York)
       1.030%, 10/06/03                           50,000       50,000
     Natexis Banques Populaires (New York) (A)
       1.075%, 05/03/04                          100,000      100,000
     Toronto Dominion Bank (New York)
       1.510%, 11/12/03                           50,000       50,000
                                                           ----------
     TOTAL CERTIFICATES OF DEPOSIT - YANKEE
       (Cost $242,041)                                        242,041
                                                           ----------
--------------------------------------------------------------------------------
   EURODOLLAR CERTIFICATES OF DEPOSIT - 1.4%
--------------------------------------------------------------------------------
     Deutsche Bank AG (London)
       1.050%, 10/08/03                           50,000       50,000
                                                           ----------
     TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
       (Cost $50,000)                                          50,000
                                                           ----------
--------------------------------------------------------------------------------
   BANK NOTES - 3.3%
--------------------------------------------------------------------------------
     First Tennessee Bank, N.A.
       1.030%, 08/11/03                           50,000       50,000
     Keybank N.A. (A)
       1.100%, 11/18/03                           50,000       49,998
     National City Bank (A)
       1.220%, 05/10/04                           13,000       13,013
                                                           ----------
     TOTAL BANK NOTES
       (Cost $113,011)                                        113,011
                                                           ----------

--------------------------------------------------------------------------------
Description                                    Par (000)   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMERCIAL PAPER - DISCOUNTED * - 51.7%
--------------------------------------------------------------------------------
   ASSET-BACKED SECURITY - AUTOMOTIVE - 4.0%
     Giro Balanced Funding Corp. (B)
       1.051%, 08/07/03                         $ 50,000   $   49,991
       1.046%, 08/11/03                           91,139       91,113
                                                           ----------
                                                              141,104
                                                           ----------
   ASSET-BACKED SECURITY - DIVERSIFIED FINANCIAL ASSETS - 17.4%
     Amstel Funding Corp. (B)
       1.063%, 10/02/03                           50,000       49,909
       1.063%, 10/03/03                           50,000       49,907
     Bavaria Universal Funding Corp. (B)
       1.130%, 08/06/03                           60,000       59,990
       1.061%, 08/12/03                           40,000       39,987
       1.071%, 08/18/03                           77,000       76,961
     Cedar Springs Capital Co., LLC (B) (E)
       1.274%, 08/26/03                           41,125       41,089
     Holdenby Capital Co. LLC (B)
       1.061%, 08/13/03                           20,021       20,014
       1.318%, 08/18/03                           36,681       36,658
       1.264%, 08/21/03                           22,534       22,518
       1.083%, 10/20/03                           47,160       47,047
       1.063%, 10/23/03                           60,315       60,168
     Ivory Funding Corp. (B)
       1.041%, 08/11/03                           39,295       39,284
       1.051%, 08/14/03                           13,494       13,489
       1.051%, 08/20/03                           25,000       24,986
       1.052%, 09/04/03                           25,245       25,220
                                                           ----------
                                                              607,227
                                                           ----------
   ASSET-BACKED SECURITY - TRADE RECEIVABLES - 12.2%
     Clipper Receivables Corp. (B)
       1.051%, 08/20/03                           75,000       74,958
     Concord Minutemen Capital Co. LLC,
       Ser A (B)
       1.120%, 08/06/03                           30,000       29,995
       1.082%, 09/12/03                          100,000       99,874
     Crown Point Capital Co. LLC, Ser A (B)
       1.051%, 08/07/03                          100,000       99,983
       1.071%, 08/08/03                           71,744       71,729
     Lexington Parker Capital Co. LLC (B)
       1.061%, 08/07/03                           50,000       49,991
                                                           ----------
                                                              426,530
                                                           ----------
   BANKING - 12.3%
     Bavaria TRR Corp., Guarantee Bayerische
       Hypo-Und Vereinsbank AG (B)
       1.081%, 08/22/03                           56,000       55,965
     Forrestal Funding Trust Notes, Guarantee
       Bank of America (B)
       1.051%, 08/28/03                           60,000       59,953

The accompanying notes are an integral part of the financial statements.


                                         WWW.HIGHMARKFUNDS.COM                67

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted

STATEMENT OF NET ASSETS
JULY 31, 2003

DIVERSIFIED MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   COMMERCIAL PAPER - DISCOUNTED * - (CONTINUED)
--------------------------------------------------------------------------------
   BANKING - (CONTINUED)
     Independence Funding LLC, Guarantee
       Bank of America (B)
       1.071%, 08/15/03                         $ 50,000    $  49,979
     PB Finance (Delaware) Inc.
       1.072%, 09/08/03                           70,000       69,921
       1.073%, 10/06/03                           50,000       49,902
     Steamboat Funding Corp., Guarantee
       National Westminister Bank PLC (B)
       1.061%, 08/19/03                           75,000       74,960
     UBS Finance (Delaware) LLC
       1.050%, 08/01/03                           70,000       70,000
                                                           ----------
                                                              430,680
                                                           ----------
   INSURANCE - 5.8%
     Aegon Funding Corp. (B)
       1.061%, 09/24/03                          115,000      114,817
     Allianz Finance Corp. (B)
       1.264%, 08/26/03                           29,000       28,975
       1.053%, 10/22/03                           61,000       60,854
                                                           ----------
                                                              204,646
                                                           ----------
     TOTAL COMMERCIAL PAPER - DISCOUNTED *
       (Cost $1,810,187)                                    1,810,187
                                                           ----------
--------------------------------------------------------------------------------
   COMMERCIAL PAPER - INTEREST BEARING - 8.0%
--------------------------------------------------------------------------------
   ASSET-BACKED SECURITY - TRADE RECEIVABLES - 1.4%
     Concord Minutemen Capital Co. LLC,
       Ser B (B) (D)
       1.130%, 08/12/03                           50,000       50,000
                                                           ----------
   BROKERAGE - 6.6%
     Goldman Sachs Group, Inc. (A) (B) (E)
       1.177%, 12/11/03                           50,000       50,000
       1.177%, 05/13/04                           80,000       80,000
       1.170%, 08/26/04                           50,000       50,000
     Morgan Stanley Dean Witter (A) (E)
       1.130%, 11/17/03                           50,000       50,000
                                                           ----------
                                                              230,000
                                                           ----------
     TOTAL COMMERCIAL PAPER - INTEREST BEARING
       (Cost $280,000)                                        280,000
                                                           ----------

--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS (MEDIUM TERM NOTES) - 17.1%
--------------------------------------------------------------------------------
   ASSET-BACKED SECURITY - DIVERSIFIED FINANCIAL ASSETS - 7.7%
     CC USA Inc. (A) (B)
       1.080%, 09/15/03                         $ 50,000   $   50,000
     Liberty Lighthouse U.S. Capital
       Corp. (A) (B)
       1.360%, 11/20/03                           50,000       50,008
       1.240%, 05/04/04                           30,000       30,026
       1.103%, 05/06/04                           50,000       49,998
       1.210%, 07/15/04                           40,000       40,035
     Sigma Finance Inc. (A) (B)
       1.067%, 06/15/04                           50,000       49,991
                                                           ----------
                                                              270,058
                                                           ----------
   BROKERAGE - 1.0%
     Merrill Lynch & Co. Inc., Ser B (A)
       1.330%, 02/02/04                           10,000       10,010
       1.416%, 03/08/04                           15,000       15,026
       1.460%, 04/07/04                           10,000       10,024
                                                           ----------
                                                               35,060
                                                           ----------
   FINANCIAL SERVICES - 3.9%
     American Express Credit Corp. (A)
       1.180%, 11/10/03                           40,000       40,008
       1.151%, 12/17/03                           15,000       15,003
     American Express Credit Corp. (A) (C) (D)
       1.120%, 08/20/04                           30,000       30,000
     Associates Corp. of N.A. (A)
       1.219%, 06/15/04                           50,000       50,000
                                                           ----------
                                                              135,011
                                                           ----------
   INSURANCE - 1.4%
     Meridian Funding Co. LLC,
       Guarantee MBIA (A) (B) (C) (E)
       1.150%, 08/27/04                           50,000       50,000
                                                           ----------
   MULTIPLE INDUSTRY - 3.1%
     General Electric Capital Corp. (A)
       1.375%, 05/14/04                           25,000       25,037
     General Electric Capital Corp. (A) (C)
       1.191%, 08/09/04                           60,000       60,000
       1.131%, 08/16/04                           24,000       24,000
                                                           ----------
                                                              109,037
                                                           ----------
     TOTAL CORPORATE OBLIGATIONS (MEDIUM TERM NOTES)
       (Cost $599,166)                                        599,166
                                                           ----------



        The accompanying notes are an integral part of the financial statements.

68                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

DIVERSIFIED MONEY MARKET FUND (CONCLUDED)
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY OBLIGATION - 1.4%
--------------------------------------------------------------------------------
     SLMA (A)
       1.184%, 04/01/04                          $50,000   $   49,998
                                                           ----------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
       (Cost $49,998)                                          49,998
                                                           ----------
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENT - 1.3%
--------------------------------------------------------------------------------
     UBS Securities, LLC.
       1.010%, dated 07/31/03, matures
       08/01/03, repurchase price $45,097,841
       (collateralized by various U.S. Treasury
       obligations, par value $130,922,000,
       0.000%-8.875%, 02/15/1-11/15/25,
       total market value $45,998,926) 45,097                  45,097
                                                           ----------
     TOTAL REPURCHASE AGREEMENT
       (Cost $45,097)                                          45,097
                                                           ----------
   TOTAL INVESTMENTS - 100.0%
     (Cost $3,500,596)                                      3,500,596
                                                           ----------
   OTHER ASSETS AND LIABILITIES, NET -- 0.0%                     (587)
                                                           ----------

--------------------------------------------------------------------------------
Description                                                Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in Capital of Fiduciary Shares
       (unlimited authorization - no par value)
       based on 1,880,617,440 outstanding shares of
       beneficial interest                                 $1,880,619
     Paid-in Capital of Class A Shares
       (unlimited authorization - no par value)
       based on 634,516,148 outstanding shares of
       beneficial interest                                    634,516
     Paid-in Capital of Class S Shares
       (unlimited authorization - no par value)
       based on 984,886,077 outstanding shares of
       beneficial interest                                    984,886
     Undistributed net investment income                          133
     Accumulated net realized loss on investments                (145)
                                                           ----------
   TOTAL NET ASSETS - 100.0%                               $3,500,009
                                                           ==========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                         $1.00
                                                           ==========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS A                                  $1.00
                                                           ==========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS S                                  $1.00
                                                           ==========
--------------------------------------------------------------------------------
* RATE SHOWN REPRESENTS THE YIELD TO MATURITY AT DATE OF PURCHASE
(A) ADJUSTABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JULY 31, 2003.
(B) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY BE SOLD ONLY TO THE DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS".
(C) EXTENDABLE SECURITY -- THE MATURITY DATE REFLECTS THE NEXT DATE ON WHICH PRINCIPAL CAN BE RECOVERED.
(D) CALLABLE SECURITY -- THE MATURITY DATE REFLECTS THE NEXT DATE ON WHICH THE ISSUER CAN CALL THE SECURITY.
(E) SECURITY CONSIDERED ILLIQUID. THE TOTAL VALUE OF SUCH SECURITIES AS OF
    JULY 31, 2003 WAS $321,088,730.
LLC -- LIMITED LIABILITY COMPANY
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
N.A.-- NORTH AMERICA
PLC -- PUBLIC LIABILITY COMPANY
SER -- SERIES
SLMA -- STUDENT LOAN MARKETING ASSOCIATION



The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                69

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - 96.1%
--------------------------------------------------------------------------------
     ABAG, Finance Authority for Non-profit
       Corporations, Christian Schools,
       RB (A) (B) (C)
       0.850%, 11/01/60                         $  2,000     $  2,000
     Burbank, Public Financing Authority,
       Golden Gate Redevelopment Project,
       Ser A, RB, AMBAC Insured
       3.000%, 12/01/03                            1,000        1,005
     Burbank, Redevelopment Agency,
       Multi-Family Housing Authority,
       Issue A, RB (A) (B) (C)
       0.800%, 11/01/10                            2,015        2,015
     California State, Community College
       Financing Authority,
       Ser A, TRAN, FSA Insured
       2.000%, 06/30/04                            4,000        4,044
     California State, Department of Water
       & Power, Ser B-2, RB (A) (B) (C)
       0.870%, 05/01/22                            7,800        7,800
     California State, Department of Water
       & Power, Ser B-3, RB (A) (B) (C)
       0.900%, 05/01/22                            1,600        1,600
     California State, Department of Water
       & Power, Ser B-4, RB (A) (B) (C)
       0.850%, 05/01/22                            5,300        5,300
     California State, Department of Water
       & Power, Ser B-6, RB (A) (B) (C)
       0.850%, 05/01/22                            3,400        3,400
     California State, Department of Water
       & Power, Ser C-5, RB (A) (B) (C)
       0.900%, 05/01/22                           10,000       10,000
     California State, Department of Water
       & Power, Ser C-6, RB,
       AMBAC Insured (A) (B)
       0.900%, 05/01/22                            5,000        5,000
     California State, Department of Water
       & Power, Ser C-9, RB (A) (B) (C)
       0.850%, 05/01/22                           10,000       10,000
     California State, Educational Facilities
       Authority, California Institute of
       Technology, RB (A) (B)
       0.770%, 01/01/24                           19,000       19,000
     California State, Educational Facilities
       Authority, Carnegie Institution of
       Washington, Ser B, RB, TECP
       1.100%, 08/08/03                            4,500        4,500
       0.850%, 09/12/03                            5,000        5,000

--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     California State, Educational Facilities
       Authority, Foundation for Educational
       Achievement, Ser A, RB (A) (B) (C)
       0.800%, 07/01/26                         $  1,350     $  1,350
     California State, Educational Facilities
       Authority, Stanford University,
       Ser L-3, RB (A) (B) (D)
       0.750%, 10/01/15                            4,400        4,400
     California State, Housing Finance Agency,
       Multi-Family Home Mortgage,
       Ser C, RB, AMT (A) (B) (C)
       0.950%, 08/01/27                            5,500        5,500
     California State, Infrastructure
       & Economic Development Bank,
       JP Getty Trust, Ser A, RB (A) (B)
       1.000%, 04/01/33                            3,000        3,000
     California State, Infrastructure
       & Economic Development Bank,
       JP Getty Trust, Ser C, RB (A) (B)
       1.000%, 04/01/33                            1,500        1,500
     California State, Infrastructure
       & Economic Development Bank,
       JP Getty Trust, TECP
       0.750%, 08/06/03                           15,000       15,000
       0.750%, 10/30/03                            2,100        2,100
     California State, Pollution Control
       Financing Authority, Browning Project,
       RB, AMT (A) (B) (C)
       0.810%, 09/01/17                            3,000        3,000
     California State, Pollution Control
       Financing Authority, Chevron USA Project,
       Ser B, RB (A) (B)
       1.100%, 06/15/05                            4,235        4,235
     California State, Pollution Control
       Financing Authority, Shell Martinez
       Refining Project, Ser A, RB (A) (B)
       0.870%, 10/01/31                            3,700        3,700
     California State, Pollution Control
       Financing Authority, Shell Martinez
       Refining Project, Ser B, RB, AMT (A) (B)
       0.870%, 10/01/31                            1,100        1,100
     California State, Pollution Control
       Financing Authority, Shell Oil Project,
       Ser A, RB (A) (B)
       0.850%, 10/01/06                            4,400        4,400
       0.850%, 10/01/07                            1,000        1,000
       0.850%, 10/01/09                            2,500        2,500
       0.850%, 10/01/10                            1,400        1,400

        The accompanying notes are an integral part of the financial statements.

70                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

CALIFORNIA TAX-FREE MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     California State, Pollution Control
       Financing Authority, Shell Oil Project,
       Ser B, RB (A) (B)
       0.850%, 10/01/11                         $  8,600     $  8,600
     California State, Pollution Control
       Financing Authority, Wadham Energy
       Project, Ser B, RB, AMT (A) (B) (C)
       0.800%, 11/01/17                            8,545        8,545
     California State, School Cash Reserve
       Authority, Ser A, RB, AMBAC Insured
       2.000%, 07/06/04                            4,000        4,041
     California State, Ser C-1, GO (A) (B) (C)
       0.900%, 05/01/33                            3,000        3,000
     California Statewide, Communities
       Development Authority, Chevron USA
       Project, RB, AMT (A) (B)
       0.870%, 12/15/24                            2,400        2,400
     California Statewide, Communities
       Development Authority,
       Ser A-1, TRAN, FSA Insured
       2.000%, 06/30/04                            9,000        9,091
     Chino Basin, Desalter Authority,
       Ser A, RB (A) (B) (C)
       0.930%, 06/01/35                            8,000        8,000
     Contra Costa County, Ser A, TRAN
       2.500%, 11/17/03                           10,000       10,032
     Contra Costa, Transportation Authority,
       Ser A, RB, FGIC Insured
       6.000%, 03/01/04                            1,000        1,028
     Desert Sands, Unified School District,
       COP, MBIA Insured
       3.500%, 03/01/04                            1,000        1,014
       3.000%, 03/01/04                              500          506
     East Bay, Municipal Water System, TECP (C)
       0.700%, 08/05/03                            9,000        9,000
     Elsinore Valley, Municipal Water District,
       Ser A, COP, FGIC Insured (A) (B) (C)
       0.850%, 07/01/29                           25,000       25,000
     Fairfield-Suisun, Unified School District,
       GO, MBIA Insured
       2.000%, 08/01/03                            1,415        1,415
     Fresno, Unified School District, COP,
       MBIA Insured
       2.000%, 05/01/04                              345          347
     Irvine, Public Facilities & Infrastructure
       Authority, Ser C, RB, AMBAC Insured
       2.125%, 09/02/03                            1,695        1,697

--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     Lake Elsinore, Redevelopment Agency,
       Community Facilities District No 90-2,
       Special Tax, Ser A, FSA Insured
       2.500%, 10/01/03                         $    605     $    606
     Long Beach, Finance Board Authority,
       Industrial Redevelopment Project,
       Ser B, TA, AMBAC Insured
       2.250%, 11/01/03                            1,000        1,001
     Los Angeles County, Metropolitan
       Transportation Authority,
       Sales Tax, TECP (C)
       0.700%, 08/08/03                           10,000       10,000
     Los Angeles County, Multi-Family Housing
       Authority, Malibu Meadows II,
       Ser C, RB, FNMA Collateralized (A) (B) (C)
       0.800%, 04/15/28                           12,900       12,900
     Los Angeles County, Multi-Family
       Housing Authority, Sierra Project,
       Ser A, RB (A) (B) (C)
       0.850%, 09/01/30                            2,000        2,000
     Los Angeles County, Ser A, TRAN
       2.000%, 06/30/04                            8,000        8,080
     Los Angeles, Community Redevelopment
       Agency, Baldwin Hills Public Park,
       COP (A) (B) (C)
       0.780%, 12/01/14                           15,300       15,300
     Los Angeles, Department of Water
       & Power, Sub-Ser B-4, RB (A) (B) (C)
       0.800%, 07/01/35                            5,000        5,000
     Los Angeles, TRAN
       2.000%, 06/30/04                            3,100        3,129
     Los Angeles, Unified School District,
       Land Acquisition Program, Ser D, COP,
       AMBAC Insured (A) (B) (C)
       0.850%, 12/01/21                            4,000        4,000
     Los Angeles, Waste Water Authority,
       Sub-Ser A, RB, FGIC Insured (A)
       1.250%, 12/01/31                            3,000        3,000
     Metropolitan, Water District of Southern
       California, Ser A, RB (A) (B) (C)
       0.850%, 07/01/25                            3,600        3,600
     Metropolitan, Water District of Southern
       California, Ser B, RB (A) (B) (C)
       0.850%, 07/01/20                            9,900        9,900
     Ontario, Multi-Family Housing Authority,
       Residential Park Centre Project,
       Ser A, RB (A) (B) (C)
       0.850%, 08/01/07                           18,900       18,900

The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                71

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

CALIFORNIA TAX-FREE MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     Orange County, Apartment Development
       Revenue, Niguel Summit 1 Project,
       Ser A, RB (A) (B) (C)
       0.830%, 11/01/09                         $  1,000     $  1,000
     Orange County, Apartment Development
       Revenue, Riverband Apartments,
       Ser B, RB (A) (B) (C)
       0.800%, 12/01/29                            3,600        3,600
     Orange County, Apartment Development
       Revenue, Vintage Woods, Ser H, RB,
       FNMA Collateralized (A) (B) (C)
       0.850%, 11/15/28                            4,500        4,500
     Orange County, Local Transportation
       Authority, Ser A, RB
       4.000%, 02/15/04                            2,940        2,987
     Orange County, Special Financing
       Authority, Ser B, RB,
       AMBAC Insured (A) (B) (C)
       0.800%, 11/01/14                            1,900        1,900
     Oxnard, Multi-Family Housing Authority,
       Seawind Apartments Projects,
       Ser A, RB, AMT (A) (B) (C)
       0.870%, 12/01/20                            3,075        3,075
     Redondo Beach, Multi-Family Housing
       Authority, McCandless Senior
       Housing Project, Ser A, RB (A) (B) (C)
       0.900%, 12/01/25                            8,115        8,115
     Riverside County, Public Facilities
       Authority, Ser A, COP (A) (B) (C)
       0.900%, 12/01/15                           20,000       20,000
     Riverside-San Bernardino, Pass-Thru
       Obligations, Ser A, RB (A) (B) (C)
       0.850%, 07/01/06                            8,600        8,600
     Sacramento County, Sanitation District
       Financing Authority, Ser C,
       RB (A) (B) (C)
       0.850%, 12/01/30                            1,800        1,800
     Sacramento County, Ser A, TRAN, GO
       3.000%, 08/01/03                            5,400        5,400
     Sacramento, City Financing Authority,
       Ser G, RB, AMBAC Insured (A) (B) (C) (D)
       0.900%, 05/01/16                            5,700        5,700
     Sacramento, Municipal Utility District,
       Ser N2, RB, MBIA Insured (A) (B) (C) (D)
       0.900%, 11/15/15                           15,000       15,000
     Sacramento, Municipal Utility District,
       Ser Q, RB, FSA Insured
       3.000%, 08/15/03                            1,000        1,001

--------------------------------------------------------------------------------
Description                                     Par (000)  Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     San Bernardino County, Medical Center
       Financing Project, COP,
       MBIA Insured (A) (B) (C)
       0.840%, 08/01/26                         $  6,130     $  6,130
     San Diego County, Friends of Chabad
       Project, COP (A) (B) (C)
       0.900%, 01/01/23                            1,500        1,500
     San Diego, Multi-Family Housing Authority,
       Issue A, RB (A) (B) (C)
       0.800%, 02/01/09                            5,000        5,000
     San Diego, Transportation Authority,
       Sales Tax, TECP (C)
       1.050%, 08/14/03                            5,800        5,800
     San Diego, Unified School District,
       Ser A, TRAN
       2.000%, 06/30/04                           12,000       12,120
     San Francisco City & County,
       Redevelopment Authority, Carter
       Terrace Apartments, Ser B, RB (A) (B) (C)
       0.900%, 03/01/36                            7,000        7,000
     San Francisco City & County, Redevelopment
       Authority, Derek Silva Community Project,
       Ser D, RB (A) (B) (C)
       0.900%, 12/01/19                            5,000        5,000
     San Francisco City & County, Redevelopment
       Authority, Fillmore Housing Center
       Project, Ser A-1, RB, FNMA Collateralized
       (A) (B) (C)
       0.700%, 12/01/17                           11,900       11,900
     San Francisco City & County, Redevelopment
       Authority, Folsom-Dore Apartment
       Project, RB (A) (B) (C)
       0.930%, 12/01/34                            3,000        3,000
     San Francisco City & County, Redevelopment
       Authority, Leland Polk Senior Community,
       Ser A, RB (A) (B) (C)
       0.900%, 12/01/19                            3,000        3,000
     San Jose, Unified School District,
       Ser A, GO, FSA Insured
       4.000%, 08/01/03                            1,440        1,440
     San Juan, Unified School District, GO,
       MBIA Insured (when issued)
       4.000%, 08/01/04                            3,575        3,678
     Santa Barbara County, Ser A, TRAN
       2.000%, 07/23/04                            1,500        1,517
     Santa Clara County, Transportation
       District Authority, Ser 1985 A, RB,
       AMBAC Insured (A) (B) (C)
       0.850%, 06/01/15                           12,500       12,500

        The accompanying notes are an integral part of the financial statements.

72                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF NET ASSETS
JULY 31, 2003

CALIFORNIA TAX-FREE MONEY MARKET FUND (CONCLUDED)
--------------------------------------------------------------------------------
Description                             Par (000)/Shares   Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     Santa Monica, Community College District,
       Ser A, GO, FSA Insured (B)
       3.000%, 08/01/03                         $    760     $    760
     Simi Valley, Multi-Family Housing Authority,
       Ser A, RB (A) (B) (C)
       0.800%, 07/01/23                            3,845        3,845
     Ukiah, Unified School District,
       Measure A Capital Projects,
       COP, MBIA Insured
       3.000%, 09/01/03                              500          501
     University of California, Regents, TECP
       0.850%, 08/07/03                            5,000        5,000
       0.700%, 08/08/03                           10,000       10,000
       1.000%, 08/11/03                            5,000        5,000
       0.800%, 08/14/03                            5,000        5,000
     Vallejo, Capital Improvement Project,
       COP (A) (B) (C)
       0.950%, 09/01/40                           17,700       17,700
     Vernon, Electric System Revenue,
       Malburg Project, Ser A, RB (A) (B) (C)
       0.800%, 04/01/33                           10,000       10,000
                                                             --------
     TOTAL CALIFORNIA MUNICIPAL BONDS
       (Cost $546,050)                                        546,050
                                                             --------
--------------------------------------------------------------------------------
   REGULATED INVESTMENT COMPANIES - 0.0%
--------------------------------------------------------------------------------
     BlackRock Provident California
       Tax Free Money Market                     263,428          263
     Goldman Sachs California
       Tax Free Money Market                     124,558          125
                                                             --------
     TOTAL REGULATED INVESTMENT COMPANIES
       (Cost $388)                                                388
                                                             --------
   TOTAL INVESTMENTS - 96.1%
     (Cost $546,438)                                          546,438
                                                             --------
   OTHER ASSETS AND LIABILITIES, NET -- 3.9%                   21,888
                                                             --------

--------------------------------------------------------------------------------
Description                                                Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 253,384,351 outstanding shares of
       beneficial interest                                   $253,385
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 271,091,450 outstanding shares of
       beneficial interest                                    271,092
     Paid-in-Capital of Class S Shares
       (unlimited authorized - no par value)
       based on 43,865,032 outstanding shares of
       beneficial interest                                     43,865
     Distribution in excess of net investment income               (2)
     Accumulated net realized loss on investments                 (14)
                                                             --------
   TOTAL NET ASSETS - 100.0%                                 $568,326
                                                             ========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                         $1.00
                                                             ========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                           $1.00
                                                             ========


   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS S SHARES                           $1.00
                                                             ========
--------------------------------------------------------------------------------
(A) FLOATING RATE SECURITY. RATE DISCLOSED IS AS OF JULY 31, 2003.
(B) PUT AND DEMAND FEATURE -- THE DATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE FINAL MATURITY, NOT THE NEXT RESET OR PUT DATE.
(C) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT OR A LIQUIDITY AGREEMENT BY A MAJOR COMMERCIAL BANK OR FINANCIAL INSTITUTION.
(D) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY BE SOLD ONLY TO THE DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS".
ABAG -- ASSOCIATION OF BAY AREA GOVERNMENTS
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
AMT -- ALTERNATIVE MINIMUM TAX
COP -- CERTIFICATES OF PARTICIPATION
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SER -- SERIES
TA -- TAX ALLOCATION
TECP -- TAX EXEMPT COMMERCIAL PAPER
TRAN -- TAX AND REVENUE ANTICIPATION NOTE


The accompanying notes are an integral part of the financial statements.

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74                      1.800.433.6884

[Graphic of Mountain Range Omitted]

STATEMENT OF ASSETS AND LIABILITIES (000)
JULY 31, 2003

                                                                                                               SMALL CAP
                                                                                                                GROWTH
                                                                                                                 FUND
                                                                                                            ---------------
 ASSETS:
    Investment Securities (Cost $9,727) ..................................................................      $10,494
    Cash .................................................................................................          327
    Capital Shares Purchased .............................................................................          736
    Investment Securities Sold ...........................................................................          450
    Dividend and Interest Receivable .....................................................................            6
                                                                                                                -------
         TOTAL ASSETS ....................................................................................       12,013
                                                                                                                -------
 LIABILITIES:
    Investment Securities Purchased ......................................................................          117
    Investment Advisory Fees Payable .....................................................................           10
    Administrative Fees Payable ..........................................................................            2
    Accrued Expenses .....................................................................................            3
                                                                                                                -------
         TOTAL LIABILITIES ...............................................................................          132
                                                                                                                -------
                 TOTAL NET ASSETS ........................................................................      $11,881
                                                                                                                =======

 NET ASSETS:
    Paid-in-Capital of Fiduciary Shares (unlimited authorized -- no par value) based on
         616,526 outstanding shares of beneficial interest ...............................................      $ 6,537
    Paid-in-Capital of Class A Shares (unlimited authorized -- no par value) based on
         348,965 outstanding shares of beneficial interest ...............................................        3,911
    Paid-in-Capital of Class B Shares (unlimited authorized -- no par value) based on
         7,669 outstanding shares of beneficial interest .................................................           88
    Paid-in-Capital of Class C Shares (unlimited authorized-- no par value) based on
         38,880 outstanding shares of beneficial interest ................................................          451
    Accumulated net realized gain on investments .........................................................          127
    Net unrealized appreciation on investments ...........................................................          767
                                                                                                                -------
                 TOTAL NET ASSETS ........................................................................      $11,881
                                                                                                                =======
    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE -- FIDUCIARY SHARES .........................       $11.74
                                                                                                                 ======
    NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A SHARES .....................................       $11.74
                                                                                                                 ======
    MAXIMUM OFFERING PRICE PER SHARE -- CLASS A SHARES ($11.74 / 94.5%) ..................................       $12.42
                                                                                                                 ======
    NET ASSET VALUE AND OFFERING PRICE PER SHARE -- CLASS B SHARES (A) ...................................       $11.73
                                                                                                                 ======
    NET ASSET VALUE AND OFFERING PRICE PER SHARE -- CLASS C SHARES (A) ...................................       $11.73
                                                                                                                 ======
(A) CLASS B AND CLASS C HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A
    DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.





The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                75

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR OR PERIOD ENDED JULY 31, 2003

                                                                                               VALUE               LARGE CAP
                                                                      GROWTH                 MOMENTUM                VALUE
                                                                       FUND                     FUND                  FUND
                                                                  --------------            -----------          ------------
Dividend Income .....................................................  $ 1,572                $ 8,516             $  2,122
Interest Income .....................................................      216+                   207+                  53+
Less: Foreign Taxes withheld, net of reclaims .......................       (9)                   (34)                  (5)
                                                                      --------                -------              --------
           Total Investment Income ..................................    1,779                  8,689                 2,170
                                                                      --------                -------              --------
Expenses:
   Investment Adviser Fee ...........................................    1,076                  2,197                   583
   Shareholder Servicing Fees Fiduciary Shares ......................      381                    831                   167
   Shareholder Servicing Fees Class A Shares ........................       41                     63                    71
   Shareholder Servicing Fees Class B Shares ........................       24                     19                     5
   Administrative Fee ...............................................      359                    732                   194
   Custodian Fees ...................................................       18                     37                    10
   Registration Fees ................................................       42                     38                    52
   Distribution Fees Class A Shares .................................       41                     63                    71
   Distribution Fees Class B Shares .................................       73                     57                    14
   Distribution Fees Class C Shares .................................        8                      7                    --
   Transfer Agent Fees ..............................................       28                     76                    11
   Professional Fees ................................................       18                     39                     6
   Printing Fees ....................................................       11                     23                     5
   Trustees Fees ....................................................        3                      7                     1
   Insurance Fees ...................................................        2                      4                     1
   Miscellaneous Fees ...............................................        3                      4                   (31)
                                                                      --------                -------              --------
           Total Expenses. ..........................................    2,128                  4,197                 1,160
                                                                      --------                -------              --------
   Less: Waivers and Reduction of Expenses
           Administrative Fees ......................................      (36)                   (73)                  (19)
           Investment Adviser Fees ..................................       --                     --                    --
           Shareholder Servicing Fees ...............................     (253)                  (537)                 (143)
           Reduction of Expenses (1) ................................       (9)                   (18)                   (5)
                                                                      --------                -------              --------
   Total Waivers and Reduction of Expenses ..........................     (298)                  (628)                 (167)
                                                                      --------                -------              --------
Total Net Expenses ..................................................    1,830                  3,569                   993
                                                                      --------                -------              --------
Net Investment Income (Loss) ........................................      (51)                 5,120                 1,177
                                                                      --------                -------              --------
Net Realized Gain (Loss) on Investments .............................  (13,179)                11,172               (16,984)
Net Realized Gain on Option Contracts ...............................       --                    229                    --
Net Realized Gain on Foreign Currency Transactions ..................       --                     --                    --
Change in Unrealized Appreciation on Investments and Option Contracts   31,791                 17,554                21,859
Change in Unrealized Depreciation on Foreign Currency                       --                     --                    --
                                                                      --------                -------              --------
Net Realized and Unrealized Gain (Loss) on Investments                  18,612                 28,955                 4,875
                                                                      --------                -------              --------
Increase (Decrease) in Net Assets Resulting from Operations           $ 18,561                $34,075              $  6,052
                                                                      ========                =======              ========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
  * INCLUDES REALIZED GAINS AS A RESULT OF AN IN-KIND TRANSACTION (SEE NOTE 10). + INCLUDES INCOME FROM SECURITIES LENDING PROGRAM (SEE NOTE 6).
(1) SEE NOTE 3.
(2) COMMENCED OPERATIONS ON APRIL 28, 2003.

        The accompanying notes are an integral part of the financial statements.

76                      1.800.433.6884

[Graphic of Mountain Range Omitted]

                                                                        CORE                   SMALL CAP   SMALL CAP   INTERNATIONAL
                                                                       EQUITY      BALANCED     GROWTH       VALUE        EQUITY
                                                                        FUND         FUND      FUND (2)      FUND          FUND
                                                                      --------      ------    ----------    -------       -------
Dividend Income ..................................................... $  2,051      $1,934       $  6       $ 1,739       $   641
Interest Income .....................................................       53+      3,383+         1            67+           32+
Less: Foreign Taxes withheld, net of reclaims .......................       (4)         (5)        --            --          (229)
                                                                      --------      ------       ----       -------       -------
           Total Investment Income ..................................    2,100       5,312          7         1,806           444
                                                                      --------      ------       ----       -------       -------
Expenses:
   Investment Adviser Fee ...........................................      696         987         22           952           254
   Shareholder Servicing Fees Fiduciary Shares ......................      278         383          3           167            65
   Shareholder Servicing Fees Class A Shares ........................        6          18          1            42             2
   Shareholder Servicing Fees Class B Shares ........................        6          10         --            23             1
   Administrative Fee ...............................................      232         329          4           190            54
   Custodian Fees ...................................................       12          16         --            10           183
   Registration Fees ................................................       (7)         30         --           (30)            7
   Distribution Fees Class A Shares .................................        6          18          1            42             2
   Distribution Fees Class B Shares .................................       20          30         --            69             3
   Distribution Fees Class C Shares .................................       --           1         --            25            --
   Transfer Agent Fees ..............................................       18          26          1            12             3
   Professional Fees ................................................        8          14          1             2             2
   Printing Fees ....................................................        6           8         --            (8)            2
   Trustees Fees ....................................................        2           3         --             2            --
   Insurance Fees ...................................................        1           2         --             1             1
   Miscellaneous Fees ...............................................        8          14         --           (12)           13
                                                                      --------      ------       ----       -------       -------
           Total Expenses. ..........................................    1,292       1,889         33         1,487           592
                                                                      --------      ------       ----       -------       -------
   Less: Waivers and Reduction of Expenses
           Administrative Fees ......................................      (23)        (33)        --           (19)           (5)
           Investment Adviser Fees ..................................       --          --         --            --          (109)
           Shareholder Servicing Fees ...............................     (170)       (241)        (3)         (125)          (40)
           Reduction of Expenses (1) ................................       (6)         (8)        --            (5)           (1)
                                                                      --------      ------       ----       -------       -------
   Total Waivers and Reduction of Expenses ..........................     (199)       (282)        (3)         (149)         (155)
                                                                      --------      ------       ----       -------       -------
Total Net Expenses ..................................................    1,093       1,607         30         1,338           437
                                                                      --------      ------       ----       -------       -------
Net Investment Income (Loss) ........................................    1,007       3,705        (23)          468             7
                                                                      --------      ------       ----       -------       -------
Net Realized Gain (Loss) on Investments .............................  (21,591)      1,657*       150          (411)       (4,892)
Net Realized Gain on Option Contracts ...............................       --          --         --            --            --
Net Realized Gain on Foreign Currency Transactions ..................       --          --         --             2            14
Change in Unrealized Appreciation on Investments and Option Contracts   30,469       2,474        767        18,692         4,354
Change in Unrealized Depreciation on Foreign Currency ...............       --          --         --            (1)          (48)
                                                                      --------      ------       ----       -------       -------
Net Realized and Unrealized Gain (Loss) on Investments ..............    8,878       4,131        917        18,282          (572)
                                                                      --------      ------       ----       -------       -------
Increase (Decrease) in Net Assets Resulting from Operations ......... $  9,885      $7,836       $894       $18,750       $  (565)
                                                                      ========      ======       ====       =======       =======

The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                77

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR OR PERIOD ENDED JULY 31, 2003


                                                                                  CALIFORNIA                    NATIONAL
                                                                                 INTERMEDIATE                 INTERMEDIATE
                                                                                   TAX-FREE                     TAX-FREE
                                                                                  BOND FUND                   BOND FUND (2)
                                                                                -------------                 ------------
Interest Income .....................................................              $ 9,926                       $2,434
                                                                                   -------                       ------
           Total Investment Income ..................................                9,926                        2,434
                                                                                   -------                       ------
Expenses:
   Investment Adviser Fee ...........................................                1,197                          295
   Administrative Fee ...............................................                  479                          118
   Shareholder Servicing Fees Fiduciary Shares ......................                  328                          144
   Shareholder Servicing Fees Class A Shares ........................                  247                            3
   Shareholder Servicing Fees Class B Shares ........................                   23                           --
   Custodian Fees ...................................................                   24                            6
   Distribution Fees Class A Shares .................................                  247                            3
   Distribution Fees Class B Shares .................................                   68                           --
   Distribution Fees Class S Shares .................................                   --                           --
   Transfer Agent Fees ..............................................                   36                           10
   Registration Fees ................................................                   25                            1
   Professional Fees ................................................                   24                            5
   Printing Fees ....................................................                   16                            5
   Trustees Fees ....................................................                    5                            1
   Insurance Fees ...................................................                    3                           --
   Miscellaneous Fees ...............................................                   38                            8
                                                                                   -------                       ------
           Total Expenses ...........................................                2,760                          599
                                                                                   -------                       ------
   Less: Waivers and Reduction of Expenses
           Administrative Fees ......................................                  (48)                         (12)
           Investment Adviser Fees ..................................                 (609)                        (268)
           Shareholder Servicing Fees ...............................                 (576)                        (147)
           Distribution Fees ........................................                 (105)                          --
           Reduction of Expenses (1) ................................                  (11)                          (4)
                                                                                   -------                       ------
   Total: Waivers and Reduction of Expenses .........................               (1,349)                        (431)
                                                                                   -------                       ------
Total Net Expenses ..................................................                1,411                          168
                                                                                   -------                       ------
Net Investment Income ...............................................                8,515                        2,266
                                                                                   -------                       ------
Net Realized Gain (Loss) on Investments .............................                  123                           10
Change in Unrealized Appreciation (Depreciation) on Investments .....               (3,441)                         113
                                                                                   -------                       ------
Net Realized and Unrealized Gain (Loss) on Investments ..............               (3,318)                         123
                                                                                   -------                       ------
Increase in Net Assets Resulting from Operations ....................              $ 5,197                       $2,389
                                                                                   =======                       ======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
  + INCLUDES INCOME FROM SECURITIES LENDING PROGRAM (SEE NOTE 6).
(1) SEE NOTE 3.
(2) COMMENCED OPERATIONS ON OCTOBER 18, 2002.

        The accompanying notes are an integral part of the financial statements.

78                      1.800.433.6884

[Graphic of Mountain Range Omitted]

                                                                                         U.S. TREASURY      U.S. GOVERNMENT
                                                                        BOND             MONEY MARKET         MONEY MARKET
                                                                        FUND                 FUND                 FUND
                                                                      --------           -------------       -------------
Interest Income .....................................................  $33,728+             $17,388             $ 8,696
                                                                       -------              -------             -------
           Total Investment Income ..................................   33,728               17,388               8,696
                                                                       -------              -------             -------
Expenses:
   Investment Adviser Fee ...........................................    2,863                3,696               1,810
   Administrative Fee ...............................................    1,145                2,431               1,207
   Shareholder Servicing Fees Fiduciary Shares ......................    1,263                1,202               1,196
   Shareholder Servicing Fees Class A Shares ........................      143                  529                 100
   Shareholder Servicing Fees Class B Shares ........................       26                   --                   6
   Custodian Fees ...................................................       57                  122                  60
   Distribution Fees Class A Shares .................................      143                  529                 100
   Distribution Fees Class B Shares .................................       79                   --                  18
   Distribution Fees Class S Shares .................................       --                2,876                 455
   Transfer Agent Fees ..............................................       85                  154                  75
   Registration Fees ................................................        2                    5                  23
   Professional Fees ................................................       41                   56                  60
   Printing Fees ....................................................       40                   54                  34
   Trustees Fees ....................................................       11                   26                  12
   Insurance Fees ...................................................        6                   14                   8
   Miscellaneous Fees ...............................................       11                  141                  38
                                                                       -------              -------             -------
           Total Expenses ...........................................    5,915               11,835               5,202
                                                                       -------              -------             -------
   Less: Waivers and Reduction of Expenses
           Administrative Fees ......................................     (115)                (243)               (121)
           Investment Adviser Fees ..................................       --                   --                  --
           Shareholder Servicing Fees ...............................   (1,293)              (1,732)             (1,296)
           Distribution Fees ........................................      (46)                 (99)                (10)
           Reduction of Expenses (1) ................................      (28)                 (58)                (29)
                                                                       -------              -------             -------
   Total: Waivers and Reduction of Expenses .........................   (1,482)              (2,132)             (1,456)
                                                                       -------              -------             -------
Total Net Expenses ..................................................    4,433                9,703               3,746
                                                                       -------              -------             -------
Net Investment Income ...............................................   29,295                7,685               4,950
                                                                       -------              -------             -------
Net Realized Gain (Loss) on Investments .............................   (7,684)                 (25)                  6
Change in Unrealized Appreciation (Depreciation) on Investments .....   13,167                  --                   --
                                                                       -------              -------             -------
Net Realized and Unrealized Gain (Loss) on Investments ..............    5,483                  (25)                  6
                                                                       -------              -------             -------
Increase in Net Assets Resulting from Operations ....................  $34,778              $ 7,660             $ 4,956
                                                                       =======              =======             =======

                                                                                              CALIFORNIA
                                                                             DIVERSIFIED       TAX-FREE
                                                                             MONEY MARKET    MONEY MARKET
                                                                                 FUND            FUND
                                                                             ------------   --------------
Interest Income .....................................................          $60,643         $ 7,472
                                                                               -------         -------
           Total Investment Income ..................................           60,643           7,472
                                                                               -------         -------
Expenses:
   Investment Adviser Fee ...........................................           11,814           1,837
   Administrative Fee ...............................................            7,876           1,225
   Shareholder Servicing Fees Fiduciary Shares ......................            5,051             755
   Shareholder Servicing Fees Class A Shares ........................            1,703             640
   Shareholder Servicing Fees Class B Shares ........................               --              --
   Custodian Fees ...................................................              394              61
   Distribution Fees Class A Shares .................................            1,703             640
   Distribution Fees Class B Shares .................................               --              --
   Distribution Fees Class S Shares .................................            6,800             300
   Transfer Agent Fees ..............................................              558              82
   Registration Fees ................................................              144               5
   Professional Fees ................................................              261              38
   Printing Fees ....................................................              204              27
   Trustees Fees ....................................................               83              10
   Insurance Fees ...................................................               43               5
   Miscellaneous Fees ...............................................              333               2
                                                                               -------         -------
           Total Expenses ...........................................           36,967           5,627
                                                                               -------         -------
   Less: Waivers and Reduction of Expenses
           Administrative Fees ......................................             (788)           (122)
           Investment Adviser Fees ..................................               --            (569)
           Shareholder Servicing Fees ...............................           (6,754)         (1,395)
           Distribution Fees ........................................               (8)            (16)
           Reduction of Expenses (1) ................................             (189)            (29)
                                                                               -------         -------
   Total: Waivers and Reduction of Expenses .........................           (7,739)         (2,131)

Total Net Expenses ..................................................           29,228           3,496
                                                                               -------         -------
Net Investment Income ...............................................           31,415           3,976
                                                                               -------         -------
Net Realized Gain (Loss) on Investments .............................               (6)             17
Change in Unrealized Appreciation (Depreciation) on Investments .....               --              --
                                                                               -------         -------
Net Realized and Unrealized Gain (Loss) on Investments ..............               (6)             17
                                                                               -------         -------
Increase in Net Assets Resulting from Operations ....................          $31,409         $ 3,993
                                                                               =======         =======

The accompanying notes are an integral part of the financial statements.

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

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENTS OF CHANGES IN NET ASSETS (000)
FOR THE YEARS OR PERIOD ENDED JULY 31,

                                                              GROWTH                    VALUE MOMENTUM           LARGE CAP VALUE
                                                               FUND                          FUND                     FUND
                                                      ----------------------        ----------------------    --------------------
                                                        2003         2002             2003          2002         2003       2002
                                                      ----------------------        ----------------------    --------------------
Investment Activities From Operations:
  Net Investment Income (Loss) ...................... $     (51)  $     (262)       $   5,120    $   4,920    $  1,177  $   2,013
  Net Realized Gain (Loss) on Investments ...........   (13,179)    (146,091)*         11,172       19,999*    (16,984)   (32,594)*
  Net Realized Gain (Loss) on Option Contracts ......        --           --              229          619          --         --
  Net Realized Gain (Loss) on Foreign Currency
   Transactions .....................................        --           --               --           --          --         --
  Change in Unrealized Appreciation (Depreciation)
    on Investments ..................................    31,791       83,718           17,554     (129,118)     21,859    (15,971)
  Change in Unrealized Appreciation (Depreciation)
    on Foreign Currency .............................        --           --               --           --          --         --
                                                      ---------   ----------        ---------    ---------    --------  ---------
Net Increase (Decrease) in Net Assets Resulting
  From Operations ...................................    18,561      (62,635)          34,075     (103,580)      6,052    (46,552)
                                                      ---------   ----------        ---------    ---------    --------  ---------

Dividends, Distributions and Return of Capital to
  Shareholders:
  Net Investment Income:
    Fiduciary Shares ................................        --           --           (4,612)      (4,520)       (818)    (1,607)
    Class A Shares ..................................        --           --             (289)        (282)       (281)      (410)
    Class B Shares ..................................        --           --              (42)         (22)        (10)       (14)
    Class C Shares ..................................        --           --               (4)          (3)         --         --
  Capital Gains:
    Fiduciary Shares ................................        --           --          (15,792)     (26,439)         --         --
    Class A Shares ..................................        --           --           (1,196)      (2,049)         --         --
    Class B Shares ..................................        --           --             (367)        (591)         --         --
    Class C Shares ..................................        --           --              (35)        (69)          --         --
  Return of Capital:
    Fiduciary Shares ................................      (115)          --               --           --          --         --
    Class A Shares ..................................        (1)          --               --           --          --         --
                                                      ---------   ----------        ---------    ---------    --------  ---------
      Total Dividends, Distributions and Return of
        Capital .....................................      (116)          --          (22,337)     (33,975)     (1,109)    (2,031)
                                                      ---------   ----------        ---------    ---------    --------  ---------

Change in Net Assets ................................    18,445      (62,635)          11,738     (137,555)      4,943    (48,583)
                                                      ---------   ----------        ---------    ---------    --------  ---------

Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from Shares Issued .....................    34,564       55,766           75,086      102,905*     21,379     14,693
    Reinvestment of Dividends, Distributions and
      Return of Capital .............................        77           --           18,010       28,085         414        811
    Cost of Shares Redeemed .........................   (45,818)    (124,494)*       (108,824)    (133,094)*   (38,196)   (90,088)*
                                                      ---------   ----------        ---------    ---------    --------  ---------
      Total Fiduciary Share Transactions ............   (11,177)     (68,728)         (15,728)      (2,104)    (16,403)   (74,584)
                                                      ---------   ----------        ---------    ---------    --------  ---------

  Class A Shares:
    Proceeds from Shares Issued .....................    42,275      134,049           19,767      180,459         625      1,457
    Reinvestment of Dividends and Distributions .....        --           --            1,301        2,018         274        401
    Cost of Shares Redeemed .........................   (37,370)    (141,591)         (21,121)    (189,241)     (5,196)    (9,363)
    Redemption Fees .................................        --           --               --           --          --         --
                                                      ---------   ----------        ---------    ---------    --------  ---------
      Total Class A Share Transactions ..............     4,905       (7,542)             (53)      (6,764)     (4,297)    (7,505)
                                                      ---------   ----------        ---------    ---------    --------  ---------

  Class B Shares:
    Proceeds from Shares Issued .....................     1,699        2,446              768        2,518         176        112
    Reinvestment of Dividends and Distributions .....        --           --              396          597           9         14
    Cost of Shares Redeemed .........................    (2,371)      (2,875)          (1,630)      (2,063)       (434)      (671)
                                                      ---------   ----------        ---------    ---------    --------  ---------
      Total Class B Share Transactions ..............      (672)        (429)            (466)       1,052        (249)      (545)
                                                      ---------   ----------        ---------    ---------    --------  ---------

  Class C Shares:
    Proceeds from Shares Issued .....................       552          271               93          377         163         61
    Reinvestment of Dividends and Distributions .....        --           --               26           56          --         --
    Cost of Shares Redeemed .........................      (168)        (117)            (207)        (324)        (47)       (22)
                                                      ---------   ----------        ---------    ---------    --------  ---------
      Total Class C Share Transactions ..............       384          154              (88)         109         116         39
                                                      ---------   ----------        ---------    ---------    --------  ---------

Net Increase (Decrease) in Net Assets From Share
  Transactions ......................................    (6,560)     (76,545)         (16,335)      (7,707)    (20,833)   (82,595)
                                                      ---------   ----------        ---------    ---------    --------  ---------

      Total Increase (Decrease) in Net Assets .......    11,885     (139,180)          (4,597)    (145,262)    (15,890)  (131,178)
                                                      ---------   ----------        ---------    ---------    --------  ---------

Net Assets:
  Beginning of Period ...............................   179,935      319,115          390,871      536,133     112,462    243,640
                                                      ---------   ----------        ---------    ---------    --------  ---------
  End of Period ..................................... $ 191,820   $  179,935        $ 386,274    $ 390,871    $ 96,572  $ 112,462
                                                      =========   ==========        =========    =========    ========  =========

Undistributed Net Investment Income
  (Accumulated Net Investment Loss) ................. $      --   $       --        $     230    $     110     $     65  $     --
                                                      =========   ==========        =========    =========     ========  ========

    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
   * INCLUDES REALIZED GAINS (LOSSES), REDEMPTIONS OR SUBSCRIPTIONS AS A RESULT OF IN-KIND TRANSACTIONS (SEE NOTE 10).
 (1) FOR SHARE TRANSACTIONS, SEE NOTE 12 IN THE NOTES TO FINANCIAL STATEMENTS.
 (2) COMMENCED OPERATIONS ON APRIL 28, 2003.

        The accompanying notes are an integral part of the financial statements.

80                      1.800.433.6884

[Graphic of Mountain Range Omitted]

                                                           CORE EQUITY                     BALANCED              SMALL CAP GROWTH
                                                               FUND                          FUND                     FUND
                                                      ----------------------        ----------------------      ------------------
                                                        2003         2002             2003          2002             2003 (2)
                                                      ----------------------        ----------------------      ------------------
Investment Activities From Operations:
  Net Investment Income (Loss) ......................  $  1,007    $     678         $  3,705    $   6,823          $   (23)
  Net Realized Gain (Loss) on Investments ...........   (21,591)     (11,265)           1,657*      (9,961)*            150
  Net Realized Gain (Loss) on Option Contracts ......        --           24               --           48               --
  Net Realized Gain (Loss) on Foreign Currency
    Transactions ....................................        --           --               --           --               --
  Change in Unrealized Appreciation (Depreciation)
    on Investments ..................................    30,469      (22,449)           2,474      (40,639)             767
  Change in Unrealized Appreciation (Depreciation)
    on Foreign Currency .............................        --           --               --           --               --
                                                       --------   ----------        ---------    ---------          -------
Net Increase (Decrease) in Net Assets Resulting
   From Operations ..................................     9,885      (33,012)           7,836      (43,729)             894
                                                       --------   ----------        ---------    ---------          -------

Dividends, Distributions and Return of Capital to
  Shareholders:
  Net Investment Income:
    Fiduciary Shares ................................      (971)        (652)          (3,392)      (6,555)              --
    Class A Shares ..................................       (14)          (7)            (142)        (179)              --
    Class B Shares ..................................        (6)          --              (55)         (73)              --
    Class C Shares ..................................        --           --               (2)          (2)              --
  Capital Gains:
    Fiduciary Shares ................................        --           --               --       (5,891)              --
    Class A Shares ..................................        --           --               --         (173)              --
    Class B Shares ..................................        --           --               --          (97)              --
    Class C Shares ..................................        --           --               --           (3)              --
  Return of Capital:
    Fiduciary Shares ................................        --           --               --           --               --
    Class A Shares ..................................        --           --               --           --               --
                                                       --------   ----------        ---------    ---------          -------
      Total Dividends, Distributions and Return of
         Capital ....................................      (991)        (659)          (3,591)     (12,973)              --
                                                       --------   ----------        ---------    ---------          -------

Change in Net Assets ................................     8,894      (33,671)           4,245      (56,702)             894
                                                       --------   ----------        ---------    ---------          -------

Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from Shares Issued .....................    32,049       70,032           33,318       32,354            6,931
    Reinvestment of Dividends, Distributions and
      Return of Capital .............................       336          235            3,300       12,188               --
    Cost of Shares Redeemed .........................   (40,563)     (19,206)        (105,475)*   (131,530)*           (394)
                                                       --------   ----------        ---------    ---------          -------
      Total Fiduciary Share Transactions ............    (8,178)      51,061          (68,857)     (86,988)           6,537
                                                       --------   ----------        ---------    ---------          -------

  Class A Shares:
    Proceeds from Shares Issued .....................     2,177          950            1,951        7,203            3,911
    Reinvestment of Dividends and Distributions .....        13            7              136          342               --
    Cost of Shares Redeemed .........................    (1,007)        (538)          (2,380)      (7,816)              --
    Redemption Fees                                          --           --               --           --               --
                                                       --------   ----------        ---------    ---------          -------
      Total Class A Share Transactions ..............     1,183          419             (293)        (271)           3,911
                                                       --------   ----------        ---------    ---------          -------

  Class B Shares:
    Proceeds from Shares Issued .....................       602        2,095              719        1,290               88
    Reinvestment of Dividends and Distributions .....         6           --               53          168               --
    Cost of Shares Redeemed .........................      (420)        (485)          (1,013)      (1,381)              --
                                                       --------   ----------        ---------    ---------          -------
      Total Class B Share Transactions ..............       188        1,610             (241)          77               88
                                                       --------   ----------        ---------    ---------          -------

  Class C Shares:
    Proceeds from Shares Issued .....................        --           --               54          101              451
    Reinvestment of Dividends and Distributions .....        --           --                2            5               --
    Cost of Shares Redeemed .........................        --           --              (76)         (27)              --
                                                       --------   ----------        ---------    ---------          -------
      Total Class C Share Transactions ..............        --           --              (20)          79              451
                                                       --------   ----------        ---------    ---------          -------

Net Increase (Decrease) in Net Assets From Share
    Transactions ....................................    (6,807)      53,090          (69,411)     (87,103)          10,987
                                                       --------   ----------        ---------    ---------          -------

      Total Increase (Decrease) in Net Assets .......     2,087       19,419          (65,166)    (143,805)          11,881
                                                       --------   ----------        ---------    ---------          -------

Net Assets:
  Beginning of Period ...............................   119,284       99,865          191,885      335,690               --
                                                       ========   ==========        =========    =========          =======
  End of Period .....................................  $121,371   $  119,284        $ 126,719    $ 191,885          $11,881
                                                       ========   ==========        =========    =========          =======

Undistributed Net Investment Income
  (Accumulated Net Investment Loss) .................  $     23   $       19        $      16    $      24          $    --
                                                       ========   ==========        =========    =========          =======

The accompanying notes are an integral part of the financial statements.


                                                          SMALL CAP VALUE            INTERNATIONAL EQUITY
                                                               FUND                          FUND

                                                       ---------------------        ----------------------
                                                         2003       2002               2003        2002
                                                       ---------------------        ----------------------
Investment Activities From Operations:
  Net Investment Income (Loss) ......................  $   468     $    (54)        $      (7)   $     132
  Net Realized Gain (Loss) on Investments ...........     (411)         (12)           (4,892)     (10,890)*
  Net Realized Gain (Loss) on Option Contracts ......       --           --                --           (5)
  Net Realized Gain (Loss) on Foreign Currency
    Transactions ....................................        2           --                14          (61)
  Change in Unrealized Appreciation (Depreciation)
    on Investments ..................................   18,692       (4,630)            4,354        2,693
  Change in Unrealized Appreciation (Depreciation)
    on Foreign Currency .............................       (1)           2               (48)          10
                                                       -------     --------         ---------    ---------
Net Increase (Decrease) in Net Assets Resulting
    From Operations .................................   18,750       (4,694)             (565)      (8,121)
                                                       -------     --------         ---------    ---------

Dividends, Distributions and Return of Capital to
    Shareholders:
  Net Investment Income:
    Fiduciary Shares ................................     (128)          --                --         (155)
    Class A Shares ..................................      (16)          --                --           --
    Class B Shares ..................................       --           --                --           --
    Class C Shares ..................................       --           --                --           --
  Capital Gains:
    Fiduciary Shares ................................       --       (2,962)               --           --
    Class A Shares ..................................       --         (425)               --           --
    Class B Shares ..................................       --         (305)               --           --
    Class C Shares ..................................       --          (38)               --           --
  Return of Capital:
    Fiduciary Shares ................................       --           --                --           --
    Class A Shares ..................................       --           --                --           --
                                                       -------     --------         ---------    ---------
      Total Dividends, Distributions and Return of
         Capital ....................................     (144)      (3,730)               --         (155)
                                                       -------     --------         ---------    ---------

Change in Net Assets ................................   18,606       (8,424)             (565)      (8,276)
                                                       -------     --------         ---------    ---------

Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from Shares Issued .....................   34,941       21,812           128,704      119,127
    Reinvestment of Dividends, Distributions and
      Return of Capital .............................       64        2,805                --          122
    Cost of Shares Redeemed .........................  (32,062)     (33,886)         (135,464)    (193,846)*
                                                       -------     --------         ---------    ---------
      Total Fiduciary Share Transactions ............    2,943       (9,269)           (6,760)     (74,597)
                                                       -------     --------         ---------    ---------

  Class A Shares:
    Proceeds from Shares Issued .....................   13,644       20,490             7,756       36,186
    Reinvestment of Dividends and Distributions .....       14          377                --           --
    Cost of Shares Redeemed .........................   (9,411)     (13,414)           (7,471)     (41,004)
    Redemption Fees .................................       --           --                32           30
                                                       -------     --------         ---------    ---------
      Total Class A Share Transactions ..............    4,247        7,453               317       (4,788)
                                                       -------     --------         ---------    ---------

  Class B Shares:
    Proceeds from Shares Issued .....................    2,600        4,638                30          124
    Reinvestment of Dividends and Distributions .....       --          277                --           --
    Cost of Shares Redeemed .........................   (1,993)      (1,156)              (99)        (327)
                                                       -------     --------         ---------    ---------
      Total Class B Share Transactions ..............      607        3,759               (69)        (203)
                                                       -------     --------         ---------    ---------

  Class C Shares:
    Proceeds from Shares Issued .....................    1,449        1,672                --           --
    Reinvestment of Dividends and Distributions .....       --           37                --           --
    Cost of Shares Redeemed .........................     (515)        (184)               (1)          (1)
                                                       -------     --------         ---------    ---------
      Total Class C Share Transactions ..............      934        1,525                (1)          (1)
                                                       -------     --------         ---------    ---------

Net Increase (Decrease) in Net Assets From Share
  Transactions ......................................    8,731        3,468            (6,513)     (79,589)
                                                       -------     --------         ---------    ---------

      Total Increase (Decrease) in Net Assets .......   27,337       (4,956)           (7,078)     (87,865)
                                                       -------     --------         ---------    ---------

Net Assets:
  Beginning of Period ...............................   90,161       95,117            30,383      118,248
                                                      --------     --------         ---------    ---------
  End of Period ..................................... $117,498     $ 90,161         $  23,305    $  30,383
                                                      --------     --------         ---------    ---------

Undistributed Net Investment Income
  (Accumulated Net Investment Loss) ................. $    324     $     --         $      (5)   $     (49)
                                                      ========     ========         =========    =========

                                         WWW.HIGHMARKFUNDS.COM                81

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

STATEMENTS OF CHANGES IN NET ASSETS (000)
FOR THE YEARS OR PERIOD ENDED JULY 31,

                                                     CALIFORNIA INTERMEDIATE        NATIONAL INTERMEDIATE
                                                          TAX-FREE BOND                 TAX-FREE BOND
                                                              FUND                          FUND
                                                     -----------------------        ----------------------
                                                        2003         2002                  2003 (2)
                                                     -----------------------        ----------------------
Investment Activities From Operations:
  Net Investment Income ............................. $   8,515    $  8,416                $ 2,266
  Net Realized Gain (Loss) on Investments ...........       123         234                     10
  Change in Unrealized Appreciation (Depreciation)
    on Investments ..................................    (3,441)      3,892                    113
                                                      ---------    --------                -------
Net Increase in Net Assets Resulting From
  Operations ........................................     5,197      12,542                  2,389
                                                      ---------    --------                -------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ................................    (4,794)     (4,811)                (2,168)
    Class A Shares ..................................    (3,472)     (3,409)                   (42)
    Class B Shares ..................................      (245)       (170)                    --
    Class S Shares ..................................        --          --                     --
  Capital Gains:
    Fiduciary Shares ................................      (144)       (402)                    --
    Class A Shares ..................................      (116)       (261)                    --
    Class B Shares ..................................       (10)        (17)                    --
                                                      ---------    --------                -------
      Total Dividends and Distributions .............    (8,781)     (9,070)                (2,210)
                                                      ---------    --------                -------

Change in Net Assets ................................    (3,584)      3,472                    179
                                                      ---------    --------                -------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from the conversion of the
      UBOC Intermediate Municipal Bond Fund (3) .....        --          --                 70,645
    Proceeds from Shares Issued .....................    45,164      20,271                 10,708
    Reinvestment of Dividends and Distributions .....       600         573                     --
    Cost of Shares Redeemed .........................   (28,410)    (22,683)                (8,854)
                                                      ---------    --------                -------
      Total Fiduciary Share Transactions ............    17,354      (1,839)                72,499
                                                      ---------    --------                -------
  Class A Shares:
    Proceeds from the acquisition of
      Current Income Shares, Inc. (3) ...............        --          --                     --
    Proceeds from Shares Issued .....................    57,949      65,702                  2,885
    Reinvestment of Dividends and Distributions .....     2,900       3,051                     25
    Cost of Shares Redeemed .........................   (66,946)    (39,797)                  (196)
                                                      ---------    --------                -------
      Total Class A Share Transactions ..............    (6,097)     28,956                  2,714
                                                      ---------    --------                -------
  Class B Shares:
    Proceeds from Shares Issued .....................     3,468       4,390                     --
    Reinvestment of Dividends and Distributions .....       183         133                     --
    Cost of Shares Redeemed .........................    (1,276)       (539)                    --
                                                      ---------    --------                -------
      Total Class B Share Transactions ..............     2,375       3,984                     --
                                                      ---------    --------                -------
  Class S Shares:
    Proceeds from Shares Issued .....................        --          --                     --
    Reinvestment of Dividends .......................        --          --                     --
    Cost of Shares Redeemed .........................        --          --                     --
                                                      ---------    --------                -------
      Total Class S Share Transactions ..............        --          --                     --
                                                      ---------    --------                -------

Net Increase (Decrease) in Net Assets From Share
  Transactions ......................................    13,632      31,101                 75,213
                                                      ---------    --------                -------
      Total Increase (Decrease) in Net Assets .......    10,048      34,573                 75,392
                                                      ---------    --------                -------
Net Assets:
  Beginning of Period ...............................   230,287     195,714                     --
                                                      ---------    --------                -------
  End of Period ..................................... $ 240,335    $230,287                $75,392
                                                      =========    ========                =======
Undistributed (Distributions in Excess of)
  Net Investment Income ............................. $     232    $    228                $    56
                                                      =========    ========                =======

    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
    (1) FOR SHARE TRANSACTIONS, SEE NOTE 12 IN THE NOTES TO FINANCIAL
        STATEMENTS.
    (2) COMMENCED OPERATIONS ON OCTOBER 18, 2002.
    (3) SEE NOTE 9.


        The accompanying notes are an integral part of the financial statements.

82                      1.800.433.6884

[Graphic of Mountain Range Omitted]

                                                                                        100% U.S. TREASURY
                                                               BOND                        MONEY MARKET
                                                               FUND                            FUND
                                                      ----------------------      ----------------------------
                                                        2003          2002           2003            2002
                                                      ----------------------      ----------------------------
Investment Activities From Operations:
  Net Investment Income ............................. $  29,295    $  32,906      $     7,685      $    24,302
  Net Realized Gain (Loss) on Investments ...........    (7,684)      (1,892)             (25)            (114)
  Change in Unrealized Appreciation (Depreciation)
    on Investments ..................................    13,167       (8,029)              --               --
                                                      ---------    ---------      -----------      -----------
Net Increase in Net Assets Resulting From
  Operations ........................................    34,778       22,985            7,660           24,188
                                                      ---------    ---------      -----------      -----------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ................................   (26,249)     (30,605)          (4,230)          (9,423)
    Class A Shares ..................................    (2,904)      (1,863)          (1,387)          (4,308)
    Class B Shares ..................................      (453)        (265)              --               --
    Class S Shares ..................................        --           --           (2,118)         (10,571)
  Capital Gains:
    Fiduciary Shares ................................        --           --               --               --
    Class A Shares ..................................        --           --               --               --
    Class B Shares ..................................        --           --               --               --
                                                      ---------    ---------      -----------      -----------
      Total Dividends and Distributions .............   (29,606)     (32,733)          (7,735)         (24,302)
                                                      ---------    ---------      -----------      -----------

Change in Net Assets ................................     5,172       (9,748)             (75)            (114)
                                                      ---------    ---------      -----------      -----------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from the conversion of the
      UBOC Intermediate Municipal Bond Fund (3) .....        --           --               --               --
    Proceeds from Shares Issued .....................   204,243      135,991        3,126,319        1,918,026
    Reinvestment of Dividends and Distributions .....    13,035       15,495              190              358
    Cost of Shares Redeemed .........................  (201,385)    (189,848)      (3,083,299)      (1,799,222)
                                                      ---------    ---------      -----------      -----------
      Total Fiduciary Share Transactions ............    15,893      (38,362)          43,210          119,162
                                                      ---------    ---------      -----------      -----------
  Class A Shares:
    Proceeds from the acquisition of
      Current Income Shares, Inc. (3) ...............        --       45,329               --               --
    Proceeds from Shares Issued .....................    24,728       17,180          236,962          275,975
    Reinvestment of Dividends and Distributions .....     1,815        1,314            1,387            4,988
    Cost of Shares Redeemed .........................   (23,271)     (26,520)        (277,900)        (307,023)
                                                      ---------    ---------      -----------      -----------
      Total Class A Share Transactions ..............     3,272       37,303          (39,551)         (26,060)
                                                      ---------    ---------      -----------      -----------
  Class B Shares:
    Proceeds from Shares Issued .....................     4,909        6,512               --               --
    Reinvestment of Dividends and Distributions .....       332          222               --               --
    Cost of Shares Redeemed .........................    (1,303)        (665)              --               --
                                                      ---------    ---------      -----------      -----------
      Total Class B Share Transactions ..............     3,938        6,069               --               --
                                                      ---------    ---------      -----------      -----------
  Class S Shares:
    Proceeds from Shares Issued .....................        --           --        1,557,644        1,778,825
    Reinvestment of Dividends .......................        --           --            2,118           12,532
    Cost of Shares Redeemed .........................        --           --       (1,815,382)      (1,962,911)
                                                      ---------    ---------      -----------      -----------
      Total Class S Share Transactions ..............        --           --         (255,620)        (171,554)
                                                      ---------    ---------      -----------      -----------

Net Increase (Decrease) in Net Assets From Share
  Transactions ......................................    23,103        5,010         (251,961)         (78,452)
                                                      ---------    ---------      -----------      -----------
      Total Increase (Decrease) in Net Assets .......    28,275       (4,738)        (252,036)         (78,566)
                                                      ---------    ---------      -----------      -----------
Net Assets:
  Beginning of Period ...............................   546,166      550,904        1,350,926        1,429,492
                                                      ---------    ---------      -----------      -----------
  End of Period ..................................... $ 574,441    $ 546,166      $ 1,098,890      $ 1,350,926
                                                      =========    =========      ===========      ===========
Undistributed (Distributions in Excess of)
  Net Investment Income ............................. $     386    $     692      $       264      $       314
                                                      =========    =========      ===========      ===========

                                                          U.S. GOVERNMENT                  DIVERSIFIED
                                                           MONEY MARKET                    MONEY MARKET
                                                               FUND                            FUND
                                                      --------------------------  ----------------------------
                                                          2003          2002          2003            2002
                                                      --------------------------  ----------------------------
Investment Activities From Operations:
  Net Investment Income ............................. $     4,950    $    11,498  $    31,415      $    86,993
  Net Realized Gain (Loss) on Investments ...........           6            (40)          (6)               5
  Change in Unrealized Appreciation (Depreciation)
    on Investments ..................................          --             --           --               --
                                                      -----------    -----------  -----------      -----------
Net Increase in Net Assets Resulting From
  Operations ........................................       4,956         11,458       31,409           86,998
                                                      -----------    -----------  -----------      -----------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ................................      (4,330)        (8,898)     (20,395)         (46,361)
    Class A Shares ..................................        (272)          (792)      (5,158)         (15,766)
    Class B Shares ..................................          (3)           (12)          --               --
    Class S Shares ..................................        (347)        (1,773)      (5,862)         (24,843)
  Capital Gains:
    Fiduciary Shares ................................          --             --           --               --
    Class A Shares ..................................          --             --           --               --
    Class B Shares ..................................          --             --           --               --
                                                      -----------    -----------  -----------      -----------
      Total Dividends and Distributions .............      (4,952)       (11,475)     (31,415)         (86,970)
                                                      -----------    -----------  -----------      -----------

Change in Net Assets ................................           4            (17)          (6)              28
                                                      -----------    -----------  -----------      -----------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from the conversion of the
      UBOC Intermediate Municipal Bond Fund (3) .....          --             --           --               --
    Proceeds from Shares Issued .....................   2,964,455      2,103,135    4,148,527        4,138,677
    Reinvestment of Dividends and Distributions .....          94            201        4,461            9,216
    Cost of Shares Redeemed .........................  (2,968,568)    (1,931,553)  (4,408,399)      (4,070,889)
                                                      -----------    -----------  -----------      -----------
      Total Fiduciary Share Transactions ............      (4,019)       171,783     (255,411)          77,004
                                                      -----------    -----------  -----------      -----------
  Class A Shares:
    Proceeds from the acquisition of
      Current Income Shares, Inc. (3) ...............          --             --           --               --
    Proceeds from Shares Issued .....................      58,024        109,727      510,589          931,755
    Reinvestment of Dividends and Distributions .....         271            901        5,095           17,986
    Cost of Shares Redeemed .........................     (67,483)      (113,983)    (606,223)      (1,088,536)
                                                      -----------    -----------  -----------      -----------
      Total Class A Share Transactions ..............      (9,188)        (3,355)     (90,539)        (138,795)
                                                      -----------    -----------  -----------      -----------
  Class B Shares:
    Proceeds from Shares Issued .....................       1,249          1,637           --               --
    Reinvestment of Dividends and Distributions .....           3             13           --               --
    Cost of Shares Redeemed .........................      (1,016)          (593)          --               --
                                                      -----------    -----------  -----------      -----------
      Total Class B Share Transactions ..............         236          1,057           --               --
                                                      -----------    -----------  -----------      -----------
  Class S Shares:
    Proceeds from Shares Issued .....................     429,911        457,185    2,559,827        2,669,696
    Reinvestment of Dividends .......................         347          2,132        5,862           29,103
    Cost of Shares Redeemed .........................    (470,212)      (519,621)  (2,917,699)      (2,945,552)
                                                      -----------    -----------  -----------      -----------
      Total Class S Share Transactions ..............     (39,954)       (60,304)    (352,010)        (246,753)
                                                      -----------    -----------  -----------      -----------

Net Increase (Decrease) in Net Assets From Share
  Transactions ......................................     (52,925)       109,181     (697,960)        (308,544)
                                                      -----------    -----------  -----------      -----------
      Total Increase (Decrease) in Net Assets .......     (52,921)       109,164     (697,966)        (308,516)
                                                      -----------    -----------  -----------      -----------
Net Assets:
  Beginning of Period ...............................     721,927        612,763    4,197,975        4,506,491
                                                      -----------    -----------  -----------      -----------
  End of Period ..................................... $   669,006    $   721,927  $ 3,500,009      $ 4,197,975
                                                      ===========    ===========  ===========      ===========
Undistributed (Distributions in Excess of)
  Net Investment Income ............................. $        (1)   $         1  $       133      $       133
                                                      ===========    ===========  ===========      ===========


                                                             CALIFORNIA TAX-FREE
                                                                MONEY MARKET
                                                                    FUND
                                                         --------------------------
                                                              2003         2002
                                                         --------------------------
Investment Activities From Operations:
  Net Investment Income .............................     $   3,976      $   7,079
  Net Realized Gain (Loss) on Investments ...........            17             21
  Change in Unrealized Appreciation (Depreciation)
    on Investments ..................................            --             --
                                                          ---------      ---------
Net Increase in Net Assets Resulting From
  Operations ........................................         3,993          7,100
                                                          ---------      ---------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ................................        (2,413)        (3,688)
    Class A Shares ..................................        (1,405)        (2,709)
    Class B Shares ..................................            --             --
    Class S Shares ..................................          (160)          (682)
  Capital Gains:
    Fiduciary Shares ................................            --             --
    Class A Shares ..................................            --             --
    Class B Shares ..................................            --             --
                                                          ---------      ---------
      Total Dividends and Distributions .............        (3,978)        (7,079)
                                                          ---------      ---------

Change in Net Assets ................................            15             21
                                                          ---------      ---------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from the conversion of the
      UBOC Intermediate Municipal Bond Fund (3) .....            --             --
    Proceeds from Shares Issued .....................       438,617        409,901
    Reinvestment of Dividends and Distributions .....            --              1
    Cost of Shares Redeemed .........................      (460,787)      (447,956)
                                                          ---------      ---------
      Total Fiduciary Share Transactions ............       (22,170)       (38,054)
                                                          ---------      ---------
  Class A Shares:
    Proceeds from the acquisition of
      Current Income Shares, Inc. (3) ...............            --             --
    Proceeds from Shares Issued .....................       320,347        283,785
    Reinvestment of Dividends and Distributions .....         1,404          3,082
    Cost of Shares Redeemed .........................      (295,361)      (299,918)
                                                          ---------      ---------
      Total Class A Share Transactions ..............        26,390        (13,051)
                                                          ---------      ---------
  Class B Shares:
    Proceeds from Shares Issued .....................            --             --
    Reinvestment of Dividends and Distributions .....            --             --
    Cost of Shares Redeemed .........................            --             --
                                                          ---------      ---------
      Total Class B Share Transactions ..............            --             --
                                                          ---------      ---------
  Class S Shares:
    Proceeds from Shares Issued .....................       226,054        432,166
    Reinvestment of Dividends .......................           161            813
    Cost of Shares Redeemed .........................      (247,707)      (489,814)
                                                          ---------      ---------
      Total Class S Share Transactions ..............       (21,492)       (56,835)
                                                          ---------      ---------

Net Increase (Decrease) in Net Assets From Share
  Transactions ......................................       (17,272)      (107,940)
                                                          ---------      ---------
      Total Increase (Decrease) in Net Assets .......       (17,257)      (107,919)
                                                          ---------      ---------
Net Assets:
  Beginning of Period ...............................       585,583        693,502
                                                          ---------      ---------
  End of Period .....................................     $ 568,326      $ 585,583
                                                          =========      =========
Undistributed (Distributions in Excess of)
  Net Investment Income .............................     $      (2)     $      --
                                                          ---------      ---------


The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                83

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEARS OR PERIODS ENDED JULY 31,

                                                                          DIVIDENDS AND
                                     INVESTMENT ACTIVITIES                DISTRIBUTIONS
                   NET        -----------------------------------    ----------------------           NET
                  ASSET                            NET REALIZED                                      ASSET
                 VALUE,            NET            AND UNREALIZED         NET                         VALUE,
                BEGINNING      INVESTMENT         GAIN (LOSS) ON     INVESTMENT     CAPITAL           END                  TOTAL
                OF PERIOD     INCOME (LOSS)         INVESTMENTS        INCOME        GAINS         OF PERIOD             RETURN**
------------------------------------------------------------------------------------------------------------------------------------

-----------
GROWTH FUND
-----------

  FIDUCIARY SHARES
  2003+          $ 6.53          $ 0.003              $ 0.722        $(0.005)++    $     --         $ 7.25                11.11%
  2002+            8.68           (0.004)              (2.146)            --             --           6.53               (24.77)
  2001            18.62           (0.061)              (7.684)            --         (2.195)          8.68               (45.71)
  2000            18.39               --                2.030             --         (1.800)         18.62                11.13
  1999            16.92           (0.018)               2.759             --         (1.271)         18.39                17.24

  CLASS A SHARES
  2003+          $ 6.47          $(0.014)             $ 0.694        $    --++     $     --         $ 7.15                10.51%
  2002+            8.61           (0.022)              (2.118)            --             --           6.47               (24.85)
  2001            18.53           (0.093)              (7.632)            --         (2.195)          8.61               (45.83)
  2000            18.35               --                1.980             --         (1.800)         18.53                10.87
  1999            16.93           (0.055)               2.746             --         (1.271)         18.35                16.92

  CLASS B SHARES
  2003+          $ 6.24          $(0.053)             $ 0.673        $    --       $     --         $ 6.86                 9.94%
  2002+            8.36           (0.069)              (2.051)            --             --           6.24               (25.36)
  2001            18.19           (0.168)              (7.467)            --         (2.195)          8.36               (46.23)
  2000            18.15               --                1.840             --         (1.800)         18.19                10.18
  1999            16.85           (0.103)               2.674             --         (1.271)         18.15                16.26

  CLASS C SHARES
  2003+          $ 6.24          $(0.055)             $ 0.685        $    --       $     --         $ 6.87                10.10%
  2002+            8.37           (0.069)              (2.061)            --             --           6.24               (25.45)
  2001            18.19           (0.160)              (7.465)            --         (2.195)          8.37               (46.17)
  2000  (1)       19.43               --                0.560             --         (1.800)         18.19                 2.92

-------------------
VALUE MOMENTUM FUND
-------------------

  FIDUCIARY SHARES
  2003+          $20.05          $ 0.273              $ 1.583        $(0.264)      $ (0.922)        $20.72                10.00%
  2002+           27.00            0.254               (5.404)        (0.247)        (1.553)         20.05               (20.06)
  2001            29.10            0.245               (0.411)        (0.252)        (1.682)         27.00                (0.55)
  2000            29.56            0.256                1.002         (0.255)        (1.463)         29.10                 4.47
  1999            27.31            0.315                3.117         (0.318)        (0.866)         29.56                13.08

  CLASS A SHARES
  2003+          $20.04          $ 0.225              $ 1.584        $(0.217)      $ (0.922)        $20.71                 9.74%
  2002+           26.99            0.195               (5.401)        (0.191)        (1.553)         20.04               (20.25)
  2001            29.09            0.160               (0.394)        (0.184)        (1.682)         26.99                (0.80)
  2000            29.55            0.196                0.993         (0.186)        (1.463)         29.09                 4.23
  1999            27.31            0.245                3.119         (0.255)        (0.866)         29.55                12.79

  CLASS B SHARES
  2003+          $19.90          $ 0.101              $ 1.565        $(0.104)      $ (0.922)        $20.54                 9.00%
  2002+           26.81            0.038               (5.341)        (0.054)        (1.553)         19.90               (20.71)
  2001            28.95           (0.013)              (0.411)        (0.034)        (1.682)         26.81                (1.48)
  2000            29.46            0.032                0.950         (0.029)        (1.463)         28.95                 3.50
  1999            27.28            0.024                3.113         (0.088)        (0.866)         29.46                11.89

  CLASS C SHARES
  2003+          $19.87          $ 0.102              $ 1.563        $(0.103)      $ (0.922)        $20.51                 9.01%
  2002+           26.80            0.037               (5.359)        (0.055)        (1.553)         19.87               (20.79)
  2001            28.94           (0.093)              (0.329)        (0.036)        (1.682)         26.80                (1.47)
  2000 (1)        29.50            0.128                0.819         (0.044)        (1.463)         28.94                 3.37


                                                                                                         RATIO OF
                                                               RATIO                                  NET INVESTMENT
                                                            OF EXPENSES                             INCOME (LOSS) TO
                                                             TO AVERAGE                                  AVERAGE
                 NET                                         NET ASSETS             RATIO OF            NET ASSETS
               ASSETS,                 RATIO                 EXCLUDING          NET INVESTMENT           EXCLUDING
                 END                 OF EXPENSES            FEE WAIVERS          INCOME (LOSS)         FEE WAIVERS       PORTFOLIO
              OF PERIOD              TO AVERAGE            AND REDUCTION          TO AVERAGE          AND REDUCTION       TURNOVER
                (000)                NET ASSETS             OF EXPENSES           NET ASSETS           OF EXPENSES          RATE
------------------------------------------------------------------------------------------------------------------------------------

-----------
GROWTH FUND
-----------

  FIDUCIARY SHARES
  2003+       $161,181                  0.94%                  1.12%                 0.05%                (0.13)%            57%
  2002+        156,663                  0.93                   1.10                 (0.05)                (0.22)            105
  2001         279,625                  0.92                   1.11                 (0.46)                (0.65)             26
  2000         722,376                  0.92                   1.09                 (0.32)                (0.49)             67
  1999         738,548                  0.90                   1.09                 (0.14)                (0.33)             52

  CLASS A SHARES
  2003+       $ 18,858                  1.20%                  1.37%                (0.22)%               (0.39)%            57%
  2002+         12,214                  1.18                   1.35                 (0.28)                (0.45)            105
  2001          24,223                  1.17                   1.36                 (0.71)                (0.90)             26
  2000          54,199                  1.17                   1.34                 (0.60)                (0.77)             67
  1999          24,579                  1.14                   1.34                 (0.38)                (0.58)             52

  CLASS B SHARES
  2003+      $  10,558                  1.85%                  1.87%                (0.85)%               (0.87)%            57%
  2002+         10,322                  1.83                   1.86                 (0.94)                (0.97)            105
  2001          14,450                  1.82                   1.86                 (1.35)                (1.39)             26
  2000          24,407                  1.82                   1.84                 (1.26)                (1.28)             67
  1999          11,111                  1.79                   1.84                 (1.04)                (1.09)             52

  CLASS C SHARES
  2003+      $   1,223                  1.85%                  1.87%                (0.87)%               (0.89)%            57%
  2002+            736                  1.83                   1.86                 (0.94)                (0.97)            105
  2001             817                  1.82                   1.86                 (1.35)                (1.39)             26
  2000  (1)        817                  1.82*                  1.84*                (1.46)*               (1.48)*            67

-------------------
VALUE MOMENTUM FUND
-------------------

  FIDUCIARY SHARES
  2003+       $350,151                  0.94%                  1.11%                 1.44%                 1.27%              6%
  2002+        355,004                  0.93                   1.10                  1.06                  0.89              12
  2001         482,337                  0.92                   1.10                  0.85                  0.67               3
  2000         619,618                  0.90                   1.09                  0.88                  0.69               3
  1999         843,316                  0.81                   1.09                  1.15                  0.87               9

  CLASS A SHARES
  2003+       $ 27,208                  1.19%                  1.36%                 1.18%                 1.01%              6%
  2002+         26,595                  1.18                   1.35                  0.81                  0.64              12
  2001          42,466                  1.17                   1.35                  0.59                  0.41               3
  2000          40,930                  1.15                   1.34                  0.62                  0.43               3
  1999          36,495                  1.06                   1.34                  0.90                  0.62               9

  CLASS B SHARES
  2003+       $  8,139                  1.84%                  1.86%                 0.54%                 0.52%              6%
  2002+          8,427                  1.83                   1.85                  0.16                  0.14              12
  2001          10,292                  1.82                   1.85                 (0.05)                (0.08)              3
  2000           8,336                  1.82                   1.84                 (0.06)                (0.08)              3
  1999           6,506                  1.81                   1.84                  0.14                  0.11               9

  CLASS C SHARES
  2003+       $    776                  1.84%                  1.86%                 0.54%                 0.52%              6%
  2002+            845                  1.83                   1.85                  0.15                  0.13              12
  2001           1,038                  1.82                   1.85                 (0.06)                (0.09)              3
  2000 (1)         568                  1.82*                  1.84*                (0.21)*               (0.23)*             3

        The accompanying notes are an integral part of the financial statements.

84                      1.800.433.6884

[Graphic of Mountain Range Omitted]

                                                                    DIVIDENDS AND
                               INVESTMENT ACTIVITIES                DISTRIBUTIONS
                 NET       ------------------------------      -------------------------          NET
                ASSET                       NET REALIZED                                         ASSET
                VALUE,          NET        AND UNREALIZED         NET                            VALUE,
              BEGINNING     INVESTMENT     GAIN (LOSS) ON      INVESTMENT        CAPITAL          END           TOTAL
              OF PERIOD    INCOME (LOSS)     INVESTMENTS         INCOME           GAINS        OF PERIOD       RETURN**
------------------------------------------------------------------------------------------------------------------------------------

--------------------
LARGE CAP VALUE FUND
--------------------

  FIDUCIARY SHARES
  2003+         $ 8.25        $ 0.105          $ 0.484          $(0.099)       $     --         $  8.74           7.26%
  2002+          11.04          0.123           (2.790)          (0.123)             --            8.25         (24.31)
  2001           12.35          0.129           (0.438)          (0.127)         (0.874)          11.04          (2.90)
  2000           17.78          0.227           (1.864)          (0.228)         (3.565)          12.35          (9.67)
  1999           17.92          0.247            2.072           (0.249)         (2.206)          17.78          14.23

  CLASS A SHARES
  2003+         $ 8.26        $ 0.085          $ 0.495          $(0.080)       $     --         $  8.76           7.12%
  2002+          11.06          0.096           (2.796)          (0.100)             --            8.26         (24.55)
  2001           12.38          0.097           (0.445)          (0.098)         (0.874)          11.06          (3.22)
  2000           17.81          0.210           (1.882)          (0.193)         (3.565)          12.38          (9.86)
  1999           17.95          0.189            2.087           (0.208)         (2.206)          17.81          13.94

  CLASS B SHARES
  2003+         $ 8.19        $ 0.032          $ 0.488          $(0.040)       $     --         $  8.67           6.41%
  2002+          10.97          0.032           (2.764)          (0.048)             --            8.19         (24.97)
  2001           12.30          0.020           (0.442)          (0.034)         (0.874)          10.97          (3.84)
  2000           17.74          0.101           (1.864)          (0.112)         (3.565)          12.30         (10.50)
  1999           17.90          0.089            2.071           (0.115)         (2.206)          17.74          13.25

  CLASS C SHARES
  2003+         $ 8.18        $ 0.035          $ 0.480          $(0.045)       $     --         $  8.65           6.36%
  2002+          10.96          0.028           (2.757)          (0.051)             --            8.18         (24.97)
  2001           12.29          0.004           (0.428)          (0.032)         (0.874)          10.96          (3.86)
  2000 (1)       16.51          0.062           (0.643)          (0.074)         (3.565)          12.29          (4.10)

----------------
CORE EQUITY FUND
----------------

  FIDUCIARY SHARES
  2003+         $ 6.22        $ 0.055          $ 0.508          $(0.053)       $     --         $  6.73           9.15%
  2002+           8.26          0.045           (2.042)          (0.043)             --            6.22         (24.25)
  2001            9.76          0.044           (1.495)          (0.047)         (0.002)           8.26         (14.91)
  2000 (2)       10.00          0.012           (0.243)          (0.009)             --            9.76          (2.31)

  CLASS A SHARES
  2003+         $ 6.21        $ 0.037           $0.512          $(0.039)       $     --         $  6.72           8.91%
  2002+           8.25          0.027           (2.041)          (0.026)             --            6.21         (24.46)
  2001            9.76          0.028           (1.507)          (0.029)         (0.002)           8.25         (15.19)
  2000 (3)        9.88          0.006           (0.119)          (0.007)             --            9.76          (1.14)

  CLASS B SHARES
  2003+         $ 6.17        $(0.001)         $ 0.505          $(0.014)       $     --         $  6.66           8.20%
  2002+           8.22         (0.021)          (2.028)          (0.001)             --            6.17         (24.93)
  2001            9.75         (0.013)          (1.513)          (0.002)         (0.002)           8.22         (15.66)
  2000 (3)        9.88          0.004           (0.127)          (0.007)             --            9.75          (1.24)


                                                                                             RATIO OF
                                                           RATIO                           NET INVESTMENT
                                                        OF EXPENSES                       INCOME (LOSS) TO
                                                        TO AVERAGE                            AVERAGE
                     NET                                NET ASSETS         RATIO OF         NET ASSETS
                   ASSETS,                RATIO          EXCLUDING      NET INVESTMENT       EXCLUDING
                     END                OF EXPENSES     FEE WAIVERS      INCOME (LOSS)      FEE WAIVERS    PORTFOLIO
                  OF PERIOD             TO AVERAGE     AND REDUCTION      TO AVERAGE       AND REDUCTION   TURNOVER
                    (000)               NET ASSETS      OF EXPENSES       NET ASSETS        OF EXPENSES      RATE
------------------------------------------------------------------------------------------------------------------------------------

--------------------
LARGE CAP VALUE FUND
--------------------

  FIDUCIARY SHARES
  2003+            $ 65,363                0.93%             1.11%             1.30%            1.12%         337%
  2002+              78,479                0.92              1.09              1.24             1.07          226
  2001              189,327                0.91              1.06              1.08             0.93          138
  2000              290,327                0.89              1.10              1.61             1.40           97
  1999              628,839                0.88              1.09              1.43             1.22           71

  CLASS A SHARES
  2003+            $ 29,036                1.18%             1.36%             1.05%            0.87%         337%
  2002+              31,773                1.17              1.34              0.98             0.81          226
  2001               50,776                1.16              1.31              0.81             0.66          138
  2000               63,180                1.16              1.37              1.17             0.96           97
  1999               22,329                1.13              1.34              1.17             0.96           71

  CLASS B SHARES
  2003+            $  2,005                1.83%             1.86%             0.40%            0.37%         337%
  2002+               2,164                1.82              1.85              0.32             0.29          226
  2001                3,521                1.81              1.83              0.16             0.14          138
  2000                3,786                1.80              1.86              0.66             0.60           97
  1999                4,543                1.78              1.84              0.50             0.44           71

  CLASS C SHARES
  2003+            $    168                1.83%             1.86%             0.43%            0.40%         337%
  2002+                  46                1.82              1.85              0.29             0.26          226
  2001                   16                1.81              1.83              0.18             0.16          138
  2000 (1)               38                1.80*             1.86*             0.08*            0.02*          97

----------------
CORE EQUITY FUND
----------------

  FIDUCIARY SHARES
  2003+            $115,045                0.92%             1.09%             0.89%            0.72%          71%
  2002+             114,854                0.93              1.10              0.61             0.44           11
  2001               96,112                0.92              1.12              0.49             0.29           14
  2000 (2)           34,210                0.92*             1.09*             1.21*            1.04*           3

  CLASS A SHARES
  2003+            $  3,233                1.16%             1.34%             0.61%            0.43%          71%
  2002+               1,729                1.18              1.35              0.36             0.19           11
  2001                1,870                1.17              1.37              0.23             0.03           14
  2000 (3)               27                1.17*             1.34*             0.90*            0.73*           3

  CLASS B SHARES
  2003+            $  3,093                1.82%             1.84%            (0.01)%          (0.03)%         71%
  2002+               2,701                1.83              1.85             (0.29)           (0.31)          11
  2001                1,883                1.82              1.87             (0.44)           (0.49)          14
  2000 (3)              140                1.82*             1.84*             0.72*            0.70*           3

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

   * ANNUALIZED.
  ** TOTAL RETURN DOES NOT REFLECT ANY APPLICABLE SALES CHARGE. TOTAL RETURN IS
     FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
   + PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES METHOD.
  ++ FOR THE FIDUCIARY SHARES, REPRESENTS A $0.005 RETURN OF CAPITAL FOR TAX
     PURPOSES. FOR CLASS A, REPRESENTS A $0.0002 RETURN OF CAPITAL FOR TAX PURPOSES.
 (1) COMMENCED OPERATIONS ON NOVEMBER 30, 1999.
 (2) COMMENCED OPERATIONS ON MAY 31, 2000.
 (3) COMMENCED OPERATIONS ON JUNE 30, 2000.


The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                85

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEARS OR PERIODS ENDED JULY 31,


                                                                             DIVIDENDS AND
                                     INVESTMENT ACTIVITIES                   DISTRIBUTIONS
                     NET         --------------------------------     --------------------------          NET
                    ASSET                          NET REALIZED                                          ASSET
                   VALUE,             NET         AND UNREALIZED          NET                            VALUE,
                  BEGINNING       INVESTMENT        GAIN (LOSS)       INVESTMENT        CAPITAL           END            TOTAL
                  OF PERIOD      INCOME (LOSS)    ON INVESTMENTS        INCOME           GAINS          OF PERIOD       RETURN**
------------------------------------------------------------------------------------------------------------------------------------
-------------
BALANCED FUND
-------------

  FIDUCIARY SHARES
  2003+            $11.53          $ 0.262           $ 0.563           $(0.255)        $     --         $12.10             7.30%
  2002+             14.03            0.296            (2.237)           (0.301)          (0.258)         11.53           (14.24)
  2001              15.74            0.331            (1.224)           (0.346)          (0.471)         14.03            (5.85)
  2000              17.21            0.431            (0.077)           (0.426)          (1.398)         15.74             2.28
  1999              16.73            0.428             1.172            (0.436)          (0.684)         17.21             9.96

  CLASS A SHARES
  2003+            $11.51          $ 0.227           $ 0.581           $(0.228)        $     --         $12.09             7.15%
  2002+             14.01            0.262            (2.234)           (0.270)          (0.258)         11.51           (14.47)
  2001              15.73            0.290            (1.229)           (0.310)          (0.471)         14.01            (6.15)
  2000              17.20            0.391            (0.077)           (0.386)          (1.398)         15.73             2.03
  1999              16.73            0.383             1.167            (0.396)          (0.684)         17.20             9.64

  CLASS B SHARES
  2003+            $11.49          $ 0.152           $ 0.573           $(0.155)        $     --         $12.06             6.39%
  2002+             13.99            0.177            (2.229)           (0.190)          (0.258)         11.49           (15.02)
  2001              15.70            0.200            (1.222)           (0.217)          (0.471)         13.99            (6.69)
  2000              17.18            0.288            (0.086)           (0.284)          (1.398)         15.70             1.33
  1999              16.73            0.278             1.161            (0.301)          (0.684)         17.18             8.91

  CLASS C SHARES
  2003+            $11.49          $ 0.154           $ 0.571           $(0.155)        $     --         $12.06             6.39%
  2002+             13.99            0.175            (2.224)           (0.193)          (0.258)         11.49           (15.00)
  2001              15.71            0.210            (1.238)           (0.221)          (0.471)         13.99            (6.72)
  2000 (1)          17.07            0.153             0.042            (0.157)          (1.398)         15.71             1.29

---------------------
SMALL CAP GROWTH FUND
---------------------

  FIDUCIARY SHARES
  2003+ (2)        $10.00          $(0.034)          $ 1.774           $    --         $     --         $11.74            17.40%

  CLASS A SHARES
  2003+ (2)        $10.00          $(0.040)          $ 1.780           $    --         $     --         $11.74            17.40%

  CLASS B SHARES
  2003+ (2)        $10.00          $(0.056)          $ 1.786           $    --         $     --         $11.73            17.30%

  CLASS C SHARES
  2003+ (2)        $10.00          $(0.058)          $ 1.788           $    --         $     --         $11.73            17.30%


                                                          RATIO                            RATIO OF
                                                       OF EXPENSES                     INCOME (LOSS) TO
                                                       TO AVERAGE                           AVERAGE
                    NET                                NET ASSETS         RATIO OF        NET ASSETS
                  ASSETS,               RATIO           EXCLUDING      NET INVESTMENT      EXCLUDING
                    END              OF EXPENSES       FEE WAIVERS      INCOME (LOSS)     FEE WAIVERS       PORTFOLIO
                 OF PERIOD           TO AVERAGE       AND REDUCTION      TO AVERAGE      AND REDUCTION      TURNOVER
                   (000)             NET ASSETS        OF EXPENSES       NET ASSETS       OF EXPENSES         RATE
------------------------------------------------------------------------------------------------------------------------------------
-------------
BALANCED FUND
-------------

  FIDUCIARY SHARES
  2003+          $115,067               0.94%             1.12%             2.29%            2.11%             55%
  2002+           180,217               0.93              1.10              2.27             2.10              12
  2001            321,263               0.92              1.10              2.24             2.06              11
  2000            401,742               0.92              1.09              2.65             2.48              25
  1999            451,411               0.92              1.09              2.60             2.43              34

  CLASS A SHARES
  2003+          $  7,280               1.20%             1.37%             1.98%            1.81%             55%
  2002+             7,222               1.18              1.35              2.02             1.85              12
  2001              9,106               1.17              1.35              1.99             1.81              11
  2000             10,588               1.17              1.34              2.39             2.22              25
  1999             11,236               1.17              1.34              2.35             2.18              34

  CLASS B SHARES
  2003+          $  4,235               1.85%             1.87%             1.33%            1.31%             55%
  2002+             4,295               1.83              1.85              1.37             1.35              12
  2001              5,218               1.82              1.85              1.34             1.31              11
  2000              4,681               1.82              1.84              1.72             1.70              25
  1999              3,594               1.82              1.84              1.68             1.66              34

  CLASS C SHARES
  2003+          $    137               1.85%             1.87%             1.35%            1.33%             55%
  2002+               151               1.83              1.85              1.36             1.34              12
  2001                103               1.82              1.85              1.33             1.30              11
  2000 (1)             46               1.82*             1.84*             1.39*            1.37*             25

---------------------
SMALL CAP GROWTH FUND
---------------------

  FIDUCIARY SHARES
  2003+ (2)      $  7,238               1.49%*            1.67%*           (1.15)%*         (1.33)%*           25%

  CLASS A SHARES
  2003+ (2)      $  4,097               1.75%*            1.93%*           (1.33)%*         (1.51)%*           25%

  CLASS B SHARES
  2003+ (2)      $     90               2.40%*            2.43%*           (1.81)%*         (1.84)%*           25%

  CLASS C SHARES
  2003+ (2)      $    456               2.40%*            2.43%*           (1.90)%*         (1.93)%*           25%

        The accompanying notes are an integral part of the financial statements.

86                      1.800.433.6884

[Graphic of Mountain Range Omitted]

                                                                                             DIVIDENDS AND
                                     INVESTMENT ACTIVITIES                                   DISTRIBUTIONS
                     NET         ------------------------------                      -------------------------------
                    ASSET                          NET REALIZED                                           NET ASSET
                   VALUE,             NET         AND UNREALIZED            NET                             VALUE,
                  BEGINNING       INVESTMENT        GAIN (LOSS)         INVESTMENT          CAPITAL          END             TOTAL
                  OF PERIOD      INCOME (LOSS)    ON INVESTMENTS          INCOME             GAINS         OF PERIOD        RETURN**
------------------------------------------------------------------------------------------------------------------------------------

--------------------
SMALL CAP VALUE FUND
--------------------


  FIDUCIARY SHARES
  2003+            $11.25           $ 0.074         $   2.227            $(0.021)         $     --         $13.53           20.49%
  2002+             11.85             0.006            (0.022)                --            (0.584)         11.25            0.10
  2001              13.61             0.063            (0.536)            (0.047)           (1.240)         11.85           (2.80)
  2000              12.55             0.202             1.746             (0.251)++         (0.637)         13.61           16.43
  1999 (3)          10.00             0.018             2.536             (0.004)               --          12.55           25.54

  CLASS A SHARES
  2003+            $11.13           $ 0.047         $   2.194            $(0.011)         $     --         $13.36           20.16%
  2002+             11.76            (0.023)           (0.023)                --            (0.584)         11.13           (0.16)
  2001              13.53             0.138            (0.645)            (0.023)           (1.240)         11.76           (3.10)
  2000              12.52             0.222             1.677             (0.252)++         (0.637)         13.53           16.06
  1999 (3)          10.00            (0.003)            2.526             (0.003)               --          12.52           25.24

  CLASS B SHARES
  2003+            $10.93           $(0.027)        $   2.127            $    --          $     --         $13.03           19.21%
  2002+             11.63            (0.095)           (0.021)                --            (0.584)         10.93           (0.79)
  2001              13.45             0.091            (0.671)                --            (1.240)         11.63           (3.71)
  2000              12.46             0.169             1.672             (0.214)++         (0.637)         13.45           15.63
  1999 (3)          10.00            (0.041)            2.501                 --                --          12.46           24.60

  CLASS C SHARES
  2003+            $10.90           $(0.026)        $   2.116            $    --          $     --         $12.99           19.17%
  2002+             11.60            (0.087)           (0.029)                --            (0.584)         10.90           (0.79)
  2001              13.43             0.043            (0.625)            (0.008)           (1.240)         11.60           (3.71)
  2000 (1)          12.48             0.325             1.516             (0.254)++         (0.637)         13.43           15.64

-------------------------
INTERNATIONAL EQUITY FUND
-------------------------

  FIDUCIARY SHARES
  2003+            $24.72           $ 0.010         $  (1.390)           $    --          $     --         $23.34           (5.58)%
  2002+             29.60             0.065            (4.820)            (0.125)               --          24.72          (16.11)
  2001              43.25             0.032           (10.823)            (0.109)           (2.750)         29.60          (26.17)
  2000              39.38             0.146             4.298             (0.277)           (0.297)         43.25           11.21
  1999              37.32             0.210             1.982             (0.132)               --          39.38            5.90

  CLASS A SHARES
  2003+            $24.62           $(0.051)        $  (1.369)+++        $    --          $    --          $23.20           (5.77)%
  2002+             29.43             0.006            (4.816)                --               --           24.62          (16.34)
  2001              43.15            (0.088)          (10.806)            (0.076)          (2.750)          29.43          (26.47)
  2000 (1)          44.06             0.626            (0.968)            (0.271)          (0.297)          43.15           (0.84)

  CLASS B SHARES
  2003+            $24.34           $(0.176)        $  (1.374)           $    --          $    --          $22.79           (6.37)%
  2002+             29.26            (0.130)           (4.790)                --               --           24.34          (16.81)
  2001              43.02            (0.316)          (10.694)                --           (2.750)          29.26          (26.80)
  2000 (1)          44.06             0.462            (0.949)            (0.256)          (0.297)          43.02           (1.17)

  CLASS C SHARES
  2003+            $24.34           $(0.185)        $  (1.365)           $    --          $    --          $22.79           (6.37)%
  2002+             29.26            (0.132)           (4.788)                --               --           24.34          (16.81)
  2001              43.02            (0.176)          (10.834)                --           (2.750)          29.26          (26.80)
  2000 (1)          44.06             0.322            (0.816)            (0.249)          (0.297)          43.02           (1.19)


                                                                                         RATIO OF
                                                       RATIO                          NET INVESTMENT
                                                    OF EXPENSES                      INCOME (LOSS) TO
                                                    TO AVERAGE                            AVERAGE
                     NET                            NET ASSETS         RATIO OF         NET ASSETS
                   ASSETS,           RATIO           EXCLUDING      NET INVESTMENT       EXCLUDING
                     END          OF EXPENSES       FEE WAIVERS      INCOME (LOSS)      FEE WAIVERS      PORTFOLIO
                  OF PERIOD       TO AVERAGE       AND REDUCTION      TO AVERAGE       AND REDUCTION     TURNOVER
                    (000)         NET ASSETS        OF EXPENSES       NET ASSETS        OF EXPENSES        RATE
------------------------------------------------------------------------------------------------------------------------------------

--------------------
SMALL CAP VALUE FUND
--------------------

  FIDUCIARY SHARES
  2003+           $  79,222           1.25%            1.43%              0.64%            0.46%            24%
  2002+              63,399           1.35             1.52               0.05            (0.12)            99
  2001               78,869           1.44             1.55               0.27             0.13            215
  2000              134,616           1.34             1.51               0.69             0.52             57
  1999 (3)           80,423           1.54*            1.71*              0.28*            0.11*            74

  CLASS A SHARES
  2003+           $  23,436           1.48%            1.66%              0.41%            0.23%            24%
  2002+              15,708           1.60             1.77              (0.19)           (0.36)            99
  2001                9,496           1.69             1.80              (0.06)           (0.20)           215
  2000                8,280           1.55             1.71               0.53             0.37             57
  1999 (3)              912           1.77*            1.94*             (0.11)*          (0.28)*           74

  CLASS B SHARES
  2003+           $  11,367           2.15%            2.18%             (0.24)%          (0.27)%           24%
  2002+               9,047           2.25             2.27              (0.82)           (0.84)            99
  2001                6,081           2.29             2.31              (0.55)           (0.57)           215
  2000                4,477           2.22             2.24              (0.15)           (0.17)            57
  1999 (3)            1,012           2.39*            2.42*             (1.40)*          (1.43)*           74

  CLASS C SHARES
  2003+           $   3,473           2.13%            2.16%             (0.23)%          (0.26)%           24%
  2002+               2,007           2.25             2.23              (0.76)           (0.74)            99
  2001                  671           2.29             2.31              (0.66)           (0.68)           215
  2000 (1)              362           2.22*            2.24*              0.07*            0.05*            57

-------------------------
INTERNATIONAL EQUITY FUND
-------------------------

  FIDUCIARY SHARES
  2003+           $  22,027           1.60%            2.18%              0.05%           (0.53)%          144%
  2002+              29,330           1.46             1.75               0.24            (0.05)           184
  2001              112,325           1.45             1.60               0.18             0.03            151
  2000              121,581           1.43             1.63               0.32             0.12             49
  1999              108,537           1.36             1.63               0.42             0.15             87

  CLASS A SHARES
  2003+           $     847           1.87%            2.47%             (0.23)%          (0.83)%          144%
  2002+                 514           1.71             2.00               0.02            (0.27)           184
  2001                5,043           1.70             1.85              (0.08)           (0.23)           151
  2000 (1)            1,548           1.70*            1.85*              0.56*            0.41*            49

  CLASS B SHARES
  2003+           $     421           2.50%            2.94%             (0.81)%          (1.25)%          144%
  2002+                 527           2.36             2.50              (0.48)           (0.62)           184
  2001                  865           2.33             2.35              (0.72)           (0.74)           151
  2000 (1)              960           2.36*            2.39*             (0.18)*          (0.21)*           49

  CLASS C SHARES
  2003+           $      10           2.53%            2.97%             (0.85)%          (1.29)%          144%
  2002+                  12           2.36             2.50              (0.49)           (0.63)           184
  2001                   15           2.33             2.35              (0.77)           (0.79)           151
  2000 (1)                9           2.36*            2.39*             (0.33)*          (0.36)*           49


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
    * ANNUALIZED.
   ** TOTAL RETURN DOES NOT REFLECT ANY APPLICABLE SALES CHARGE. TOTAL RETURN
      IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
    + PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES METHOD.
   ++ INCLUDES A $0.037 DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME.
  +++ INCLUDES A $0.026 REDEMPTION FEE, WHICH IS A CAPITAL TRANSACTION AND NOT AN INVESTMENT ACTIVITY.
  (1) COMMENCED OPERATIONS ON NOVEMBER 30, 1999.
  (2) COMMENCED OPERATIONS ON APRIL 28, 2003.
  (3) COMMENCED OPERATIONS ON SEPTEMBER 17, 1998.

The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                87

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEARS OR PERIODS ENDED JULY 31,



                                                                            DIVIDENDS AND
                                      INVESTMENT ACTIVITIES                 DISTRIBUTIONS
                     NET         -------------------------------      --------------------------            NET
                    ASSET                          NET REALIZED                                            ASSET
                   VALUE,             NET         AND UNREALIZED          NET                             VALUE,
                  BEGINNING       INVESTMENT        GAIN (LOSS)       INVESTMENT         CAPITAL            END              TOTAL
                  OF PERIOD         INCOME        ON INVESTMENTS        INCOME            GAINS          OF PERIOD         RETURN**
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------

  FIDUCIARY SHARES
  2003+            $10.48          $0.387           $(0.119)            $(0.386)         $(0.012)         $10.35            2.55%
  2002+             10.32           0.402             0.192              (0.400)          (0.034)          10.48            5.89
  2001               9.97           0.429             0.345              (0.424)              --           10.32            7.92
  2000               9.96           0.441             0.008              (0.439)              --            9.97            4.68
  1999              10.04           0.438            (0.086)             (0.436)              --            9.96            3.54

  CLASS A SHARES
  2003+            $10.44          $0.371           $(0.118)            $(0.371)         $(0.012)         $10.31            2.41%
  2002+             10.28           0.401             0.193              (0.400)          (0.034)          10.44            5.91
  2001               9.94           0.422             0.342              (0.424)              --           10.28            7.85
  2000               9.93           0.426             0.023              (0.439)              --            9.94            4.69
  1999              10.01           0.429            (0.078)             (0.436)              --            9.93            3.55

  CLASS B SHARES
  2003+            $10.44          $0.280           $(0.113)            $(0.285)         $(0.012)         $10.31            1.58%
  2002+             10.29           0.297             0.192              (0.305)          (0.034)          10.44            4.84
  2001               9.95           0.338             0.335              (0.333)              --           10.29            6.87
  2000 (1)           9.84           0.225             0.128              (0.243)              --            9.95            3.65

----------------------------------------
NATIONAL INTERMEDIATE TAX-FREE BOND FUND
----------------------------------------

  FIDUCIARY SHARES
  2003+ (2)        $11.56          $0.357           $ 0.040             $(0.347)         $    --          $11.61            3.42%

  CLASS A SHARES
  2003+ (2)        $11.56          $0.334           $ 0.037             $(0.321)         $    --          $11.61            3.20%

---------
BOND FUND
---------

  FIDUCIARY SHARES
  2003+            $10.68          $0.566           $ 0.124             $(0.570)         $    --          $10.80            6.51%
  2002+             10.88           0.638            (0.204)             (0.634)              --           10.68            4.09
  2001              10.25           0.641             0.629              (0.640)              --           10.88           12.73
  2000              10.39           0.625            (0.139)             (0.626)              --           10.25            4.86
  1999              10.81           0.605            (0.426)             (0.600)              --           10.39            1.60

  CLASS A SHARES
  2003+            $10.57          $0.541           $ 0.122             $(0.553)         $    --          $10.68            6.32%
  2002+             10.78           0.626            (0.202)             (0.634)              --           10.57            4.03
  2001              10.16           0.639             0.621              (0.640)              --           10.78           12.75
  2000              10.30           0.630            (0.144)             (0.626)              --           10.16            4.90
  1999              10.73           0.610            (0.440)             (0.600)              --           10.30            1.52

  CLASS B SHARES
  2003+            $10.54          $0.449           $ 0.127             $(0.466)         $    --          $10.65            5.49%
  2002+             10.76           0.528            (0.209)             (0.539)              --           10.54            3.03
  2001 (1)          10.39           0.361             0.389              (0.380)              --           10.76            7.32


                                                                                      RATIO OF
                                                     RATIO                          NET INVESTMENT
                                                  OF EXPENSES                          INCOME TO
                                                  TO AVERAGE                            AVERAGE
                   NET                            NET ASSETS         RATIO OF         NET ASSETS
                 ASSETS,           RATIO           EXCLUDING      NET INVESTMENT       EXCLUDING
                   END          OF EXPENSES       FEE WAIVERS         INCOME          FEE WAIVERS       PORTFOLIO
                OF PERIOD       TO AVERAGE       AND REDUCTION      TO AVERAGE       AND REDUCTION      TURNOVER
                  (000)         NET ASSETS        OF EXPENSES       NET ASSETS        OF EXPENSES         RATE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------

  FIDUCIARY SHARES
  2003+         $139,051           0.49%             1.02%             3.65%              3.12%             3%
  2002+          123,702           0.47              0.99              3.88               3.36              2
  2001           123,568           0.46              0.97              4.20               3.69             12
  2000           139,098           0.44              1.01              4.45               3.88             10
  1999           149,365           0.45              1.02              4.29               3.72             11

  CLASS A SHARES
  2003+         $ 91,632           0.64%             1.27%             3.51%              2.88%             3%
  2002+           99,166           0.47              1.25              3.88               3.10              2
  2001            68,797           0.46              1.22              4.20               3.44             12
  2000            31,261           0.44              1.26              4.46               3.64             10
  1999            17,759           0.45              1.27              4.30               3.48             11

  CLASS B SHARES
  2003+         $  9,652           1.49%             1.77%             2.65%              2.37%             3%
  2002+            7,419           1.47              1.76              2.88               2.59              2
  2001             3,349           1.46              1.73              3.20               2.93             12
  2000 (1)           425           1.44*             1.76*             3.50*              3.18*            10

----------------------------------------
NATIONAL INTERMEDIATE TAX-FREE BOND FUND
----------------------------------------

  FIDUCIARY SHARES
  2003+ (2)     $ 72,718           0.28%*            1.01%*            3.85%*             3.12%*            4%

  CLASS A SHARES
  2003+ (2)     $  2,674           0.53%*            1.26%*            3.59%*             2.86%*            4%

---------
BOND FUND
---------

  FIDUCIARY SHARES
  2003+         $505,755           0.74%             0.99%              5.15%             4.90%            58%
  2002+          485,274           0.75              1.00               5.89              5.64             18
  2001           533,310           0.75              0.98               6.05              5.82             19
  2000           342,388           0.75              1.01               6.06              5.80             27
  1999           334,900           0.75              1.01               5.69              5.43             39

  CLASS A SHARES
  2003+         $ 56,529           0.91%             1.24%              4.98%             4.65%            58%
  2002+           52,683           0.75              1.25               5.86              5.36             18
  2001            15,316           0.75              1.23               5.98              5.50             19
  2000             6,183           0.75              1.26               6.11              5.60             27
  1999             2,638           0.75              1.26               5.67              5.16             39

  CLASS B SHARES
  2003+         $ 12,157           1.72%             1.74%              4.14%             4.12%            58%
  2002+            8,209           1.73              1.75               4.95              4.93             18
  2001 (1)         2,278           1.73*             1.75*              4.29*             4.27*            19

        The accompanying notes are an integral part of the financial statements.

88                      1.800.433.6884

[Graphic of Mountain Range Omitted]

                                                                               DIVIDENDS AND
                                        INVESTMENT ACTIVITIES                  DISTRIBUTIONS
                   NET         -----------------------------------    ----------------------------          NET
                  ASSET                            NET REALIZED                                            ASSET
                 VALUE,              NET          AND UNREALIZED          NET                             VALUE,
                BEGINNING        INVESTMENT         GAIN (LOSS)       INVESTMENT        CAPITAL             END              TOTAL
                OF PERIOD          INCOME         ON INVESTMENTS        INCOME           GAINS           OF PERIOD          RETURN**
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
------------------------------------

  FIDUCIARY SHARES
  2003+           $1.00            $0.009              $--              $(0.009)          $--              $1.00             0.89%
  2002+            1.00             0.019               --               (0.019)           --               1.00             1.92
  2001             1.00             0.050               --               (0.050)           --               1.00             5.09
  2000             1.00             0.049               --               (0.049)           --               1.00             5.05
  1999             1.00             0.043               --               (0.043)           --               1.00             4.43

  CLASS A SHARES
  2003+           $1.00            $0.006              $--              $(0.006)          $--              $1.00             0.64%
  2002+            1.00             0.017               --               (0.017)           --               1.00             1.67
  2001             1.00             0.047               --               (0.047)           --               1.00             4.83
  2000             1.00             0.047               --               (0.047)           --               1.00             4.79
  1999             1.00             0.041               --               (0.041)           --               1.00             4.17

  CLASS S SHARES
  2003+           $1.00            $0.004              $--              $(0.004)          $--              $1.00             0.36%
  2002+            1.00             0.014               --               (0.014)           --               1.00             1.36
  2001             1.00             0.044               --               (0.044)           --               1.00             4.52
  2000 (3)         1.00             0.037               --               (0.037)           --               1.00             3.81

---------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
---------------------------------

  FIDUCIARY SHARES
  2003+           $1.00            $0.009              $--              $(0.009)          $--              $1.00             0.92%
  2002+            1.00             0.019               --               (0.019)           --               1.00             1.93
  2001             1.00             0.051               --               (0.051)           --               1.00             5.24
  2000             1.00             0.053               --               (0.053)           --               1.00             5.38
  1999             1.00             0.046               --               (0.046)           --               1.00             4.64

  CLASS A SHARES
  2003+           $1.00            $0.007              $--              $(0.007)          $--              $1.00             0.67%
  2002+            1.00             0.017               --               (0.017)           --               1.00             1.67
  2001             1.00             0.049               --               (0.049)           --               1.00             4.97
  2000             1.00             0.050               --               (0.050)           --               1.00             5.12
  1999             1.00             0.043               --               (0.043)           --               1.00             4.39

  CLASS B SHARES
  2003+           $1.00            $0.001              $--              $(0.001)          $--              $1.00             0.12%
  2002+            1.00             0.009               --               (0.009)           --               1.00             0.92
  2001             1.00             0.041               --               (0.041)           --               1.00             4.20
  2000             1.00             0.043               --               (0.043)           --               1.00             4.34
  1999             1.00             0.036               --               (0.036)           --               1.00             3.62

  CLASS S SHARES
  2003+           $1.00            $0.004              $--              $(0.004)          $--              $1.00             0.38%
  2002+            1.00             0.014               --               (0.014)           --               1.00             1.37
  2001             1.00             0.046               --               (0.046)           --               1.00             4.66
  2000 (3)         1.00             0.040               --               (0.040)           --               1.00             4.09


                                                                                               RATIO OF
                                                         RATIO                             NET INVESTMENT
                                                      OF EXPENSES                             INCOME TO
                                                       TO AVERAGE                              AVERAGE
                    NET                                NET ASSETS            RATIO OF        NET ASSETS
                  ASSETS,               RATIO           EXCLUDING         NET INVESTMENT      EXCLUDING
                  END                OF EXPENSES       FEE WAIVERS            INCOME         FEE WAIVERS
                 OF PERIOD            TO AVERAGE      AND REDUCTION         TO AVERAGE      AND REDUCTION
                   (000)              NET ASSETS       OF EXPENSES          NET ASSETS       OF EXPENSES
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
------------------------------------

  FIDUCIARY SHARES
  2003+         $528,462                 0.53%             0.80%               0.88%             0.61%
  2002+          485,283                 0.49              0.80                1.89              1.58
  2001           366,161                 0.47              0.79                4.94              4.62
  2000           380,496                 0.47              0.79                4.95              4.63
  1999           263,561                 0.47              0.79                4.35              4.03

  CLASS A SHARES
  2003+         $186,891                 0.78%             1.05%               0.65%             0.38%
  2002+          226,456                 0.74              1.05                1.69              1.38
  2001           252,535                 0.72              1.04                4.70              4.38
  2000           275,433                 0.72              1.04                4.49              4.17
  1999           976,971                 0.72              1.04                4.07              3.75

  CLASS S SHARES
  2003+         $383,537                 1.06%             1.10%               0.40%             0.36%
  2002+          639,187                 1.04              1.09                1.37              1.32
  2001           810,796                 1.02              1.09                4.42              4.35
  2000 (3)       693,771                 1.02*             1.09*               4.55*             4.48*

---------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
---------------------------------

  FIDUCIARY SHARES
  2003+         $570,998                 0.53%             0.80%               0.91%             0.64%
  2002+          575,014                 0.52              0.80                1.89              1.61
  2001           403,244                 0.52              0.80                4.99              4.71
  2000           329,922                 0.52              0.79                5.22              4.95
  1999           351,140                 0.52              0.79                4.52              4.25

  CLASS A SHARES
  2003+         $ 34,513                 0.78%             1.05%               0.68%             0.41%
  2002+           43,701                 0.77              1.05                1.68              1.40
  2001            47,058                 0.77              1.05                4.79              4.51
  2000            48,138                 0.77              1.04                4.74              4.47
  1999           170,974                 0.77              1.04                4.28              4.01

  CLASS B SHARES
  2003+         $  2,255                 1.32%             1.55%               0.11%            (0.12)%
  2002+            2,020                 1.52              1.55                0.84              0.81
  2001               963                 1.52              1.55                3.72              3.69
  2000               391                 1.52              1.54                4.31              4.29
  1999               218                 1.52              1.54                3.46              3.44

  CLASS S SHARES
  2003+         $ 61,240                 1.07%             1.10%               0.42%             0.39%
  2002+          101,192                 1.07              1.09                1.44              1.42
  2001           161,498                 1.07              1.10                4.54              4.51
  2000 (3)       120,125                 1.07*             1.09*               4.85*             4.83*

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
  * ANNUALIZED.
 ** TOTAL RETURN DOES NOT REFLECT ANY APPLICABLE SALES CHARGE. TOTAL RETURN IS
    FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
  + PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES METHOD.
(1) COMMENCED OPERATIONS ON NOVEMBER 30, 2000.
(2) COMMENCED OPERATIONS ON OCTOBER 18, 2002.
(3) COMMENCED OPERATIONS ON SEPTEMBER 30, 1999.

The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                89

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEARS OR PERIODS ENDED JULY 31,


                                                                             DIVIDENDS AND
                                      INVESTMENT ACTIVITIES                  DISTRIBUTION
                     NET          -------------------------------    ---------------------------          NET
                    ASSET                          NET REALIZED                                          ASSET
                   VALUE,             NET         AND UNREALIZED          NET                            VALUE,
                  BEGINNING       INVESTMENT        GAIN (LOSS)       INVESTMENT        CAPITAL           END             TOTAL
                  OF PERIOD         INCOME        ON INVESTMENTS        INCOME           GAINS         OF PERIOD         RETURN**
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------
DIVERSIFIED MONEY MARKET FUND
-----------------------------

  FIDUCIARY SHARES
  2003+            $1.00            $0.010             $--             $(0.010)          $--             $1.00             1.00%
  2002+             1.00             0.021              --              (0.021)           --              1.00             2.08
  2001              1.00             0.053              --              (0.053)           --              1.00             5.45
  2000              1.00             0.054              --              (0.054)           --              1.00             5.51
  1999              1.00             0.047              --              (0.047)           --              1.00             4.78

  CLASS A SHARES
  2003+            $1.00            $0.007             $--             $(0.007)          $--             $1.00             0.75%
  2002+             1.00             0.018              --              (0.018)           --              1.00             1.83
  2001              1.00             0.051              --              (0.051)           --              1.00             5.19
  2000              1.00             0.051              --              (0.051)           --              1.00             5.24
  1999              1.00             0.044              --              (0.044)           --              1.00             4.52

  CLASS S SHARES
  2003+            $1.00            $0.004             $--             $(0.004)          $--             $1.00             0.45%
  2002+             1.00             0.015              --              (0.015)           --              1.00             1.52
  2001              1.00             0.048              --              (0.048)           --              1.00             4.88
  2000 (1)          1.00             0.041              --              (0.041)           --              1.00             4.21


-------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
-------------------------------------

  FIDUCIARY SHARES
  2003+            $1.00            $0.008             $--             $(0.008)          $--             $1.00             0.81%
  2002+             1.00             0.013              --              (0.013)           --              1.00             1.27
  2001              1.00             0.029              --              (0.029)           --              1.00             2.95
  2000              1.00             0.030              --              (0.030)           --              1.00             3.00
  1999              1.00             0.026              --              (0.026)           --              1.00             2.59

  CLASS A SHARES
  2003+            $1.00            $0.006             $--             $(0.006)          $--             $1.00             0.56%
  2002+             1.00             0.010              --              (0.010)           --              1.00             1.02
  2001              1.00             0.027              --              (0.027)           --              1.00             2.70
  2000              1.00             0.027              --              (0.027)           --              1.00             2.74
  1999              1.00             0.023              --              (0.023)           --              1.00             2.34

  CLASS S SHARES
  2003+            $1.00            $0.003             $--             $(0.003)          $--             $1.00             0.29%
  2002+             1.00             0.007              --              (0.007)           --              1.00             0.72
  2001              1.00             0.024              --              (0.024)           --              1.00             2.39
  2000 (1)          1.00             0.021              --              (0.021)           --              1.00             2.09

                                                                                          RATIO OF
                                                        RATIO                          NET INVESTMENT
                                                      OF EXPENSES                         INCOME TO
                                                      TO AVERAGE                           AVERAGE
                  NET                                 NET ASSETS          RATIO OF        NET ASSETS
                ASSETS,                 RATIO          EXCLUDING       NET INVESTMENT     EXCLUDING
                  END                OF EXPENSES      FEE WAIVERS          INCOME        FEE WAIVERS
               OF PERIOD             TO AVERAGE     AND REDUCTION         TO AVERAGE     AND REDUCTION
                (000)                NET ASSETS      OF EXPENSES          NET ASSETS      OF EXPENSES
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------
DIVERSIFIED MONEY MARKET FUND
-----------------------------

  FIDUCIARY SHARES
  2003+       $1,880,002                0.53%            0.80%              1.01%          0.74%
  2002+        2,135,421                0.52             0.80               2.07           1.79
  2001         2,058,393                0.52             0.80               5.26           4.98
  2000         1,728,388                0.52             0.79               5.39           5.12
  1999         1,324,659                0.52             0.79               4.68           4.41

  CLASS A SHARES
  2003+       $  634,443                0.78%            1.05%              0.76%          0.49%
  2002+          724,983                0.77             1.05               1.85           1.57
  2001           863,773                0.77             1.05               4.98           4.70
  2000           626,011                0.77             1.04               4.92           4.65
  1999         1,641,799                0.77             1.04               4.42           4.15

  CLASS S SHARES
  2003+       $  985,564                1.08%            1.10%              0.47%          0.45%
  2002+        1,337,571                1.07             1.10               1.55           1.52
  2001         1,584,325                1.07             1.10               4.78           4.75
  2000 (1)     1,575,659                1.07*            1.09*              5.02*          5.00*


-------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
-------------------------------------

  FIDUCIARY SHARES
  2003+       $  253,367                0.42%            0.79%              0.80%          0.43%
  2002+          275,530                0.42             0.79               1.28           0.91
  2001           313,573                0.42             0.80               2.89           2.51
  2000           269,121                0.40             0.79               2.96           2.57
  1999           235,687                0.33             0.79               2.55           2.09

  CLASS A SHARES
  2003+       $  271,089                0.67%            1.04%              0.55%          0.18%
  2002+          244,693                0.67             1.04               1.01           0.64
  2001           257,735                0.67             1.05               2.65           2.27
  2000           206,252                0.65             1.04               2.61           2.22
  1999           372,701                0.58             1.04               2.30           1.84

  CLASS S SHARES
  2003+       $   43,870                0.94%            1.09%              0.29%          0.14%
  2002+           65,360                0.97             1.09               0.75           0.63
  2001           122,194                0.97             1.10               2.38           2.25
  2000 (1)        88,098                0.96*            1.09*              2.48*          2.35*

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
  * ANNUALIZED.
 ** TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
  + PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES METHOD.
(1) COMMENCED OPERATIONS ON SEPTEMBER 30, 1999.

        The accompanying notes are an integral part of the financial statements.

90                      1.800.433.6884

[Graphic of Mountain Range Omitted]

NOTES TO FINANCIAL STATEMENTS
JULY 31, 2003

1. ORGANIZATION

HighMark Funds ("HighMark") was organized as a Massachusetts business trust under a Declaration of Trust dated March 10, 1987. Prior to December 4, 1996, HighMark was known as The HighMark Group.

HighMark is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company with fifteen funds: the Growth Fund, the Value Momentum Fund, the Large Cap Value Fund, the Core Equity Fund, the Balanced Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the International Equity Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the Bond Fund, (collectively the "Non-Money Market Funds") and the 100% U.S. Treasury Money Market Fund, the U.S. Government Money Market Fund, the Diversified Money Market Fund and the California Tax-Free Money Market Fund (collectively the "Money Market Funds") (the Non-Money Market Funds and Money Market Funds are collectively the "Funds" and each a "Fund"). HighMark is registered to offer six classes of shares, Class A, Class B and Class C shares (collectively called the "Retail Shares"), Fiduciary Shares, Class I Shares and Class S Shares. Class I Shares are not currently being offered. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION -- Investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investments in equity securities held by the Non-Money Market Funds that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such equity securities on each business day. Equity securities that are reported on the NASDAQ national market system are stated at the official closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at that day's last quoted bid price. Foreign securities are valued based upon quotations from the primary market in which they are traded. Option contracts are valued at the last quoted bid price as quoted on the primary exchange or board of trade on which such option contracts are traded. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums, if any, during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The International Equity Fund does not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The International Equity Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS -- The International Equity Fund enters into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded. The Fund realizes gains or losses at the time the forward contracts are extinguished. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. At July 31, 2003, there were no forward foreign currency contracts outstanding.


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

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 2003


SECURITIES PURCHASED ON A WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the fund maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund's net asset value.

TBA PURCHASE COMMITMENTS -- The Funds may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation."

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of repurchase agreements and procedures adopted by the Adviser are designed to ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

OPTIONS TRANSACTIONS -- In order to produce incremental earnings and protect gains certain Funds, as described in their prospectuses, may participate in options transactions including writing covered call options. A risk in writing a covered call option is that the Fund gives up the opportunity of profit if the market price of the underlying security increases.

The Fund realizes a gain upon the expiration of a written call option. When a written call option is closed prior to expiration by being exercised, the proceeds on the sale are increased by the amount of original premium received. When a purchased put option is closed prior to expiration by being exercised, the cost of investments sold is increased by the amount of original premium paid.

Also, certain Funds may purchase call or put options with respect to securities that are permitted investments. The risk in purchasing options is limited to the premium paid.

The Fund records unrealized appreciation when the underlying security's market price rises (in case of a purchased call) or falls (in case of a purchased put) to the extent sufficient to cover the option premium and transaction costs.

DISCOUNTS AND PREMIUMS -- Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using a method that approximates the effective interest method.

CLASSES -- Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income for the Money Market Funds are declared daily and paid monthly. Each of the Non-Money Market Funds, except the International Equity and the Small Cap Value Funds, declare and make dividend distributions from net investment income monthly. The International Equity and the Small Cap Value Funds declare and make dividend distributions from net investment income periodically. Any net realized capital gains will be distributed at least annually for all Funds.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from estimates.

REDEMPTION FEES -- The Growth Fund and International Equity Fund impose a 2.00% redemption fee on the value of Class A shares redeemed thirty days or less from the date of purchase. The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans. The redemption fee is recorded as an increase to paid in capital. The redemption fee applies only to Fund shares purchased on or after August 1, 2002 and November 2, 2001 for the Growth Fund and International Equity Fund, respectively. The redemption fees paid to the Growth Fund and the International Equity Fund for the year ended July 31, 2003 were $0 and $31,775, respectively.


92                      1.800.433.6884

[Graphic of Mountain Range Omitted]


3. INVESTMENT ADVISORY
   AGREEMENT AND TRANSACTIONS
   WITH AFFILIATES

HighMark and HighMark Capital Management, Inc. (the "Adviser") a subsidiary of UnionBanCal Corporation, are parties to an Advisory Agreement. For its services, the Adviser is entitled to receive a fee, that is calculated daily and paid monthly, based on the average daily net assets, at an annual rate of 0.60% of the Growth Fund, the Value Momentum Fund, the Large Cap Value Fund, the Core Equity Fund, and the Balanced Fund, 1.15% of the Small Cap Growth Fund, 1.00% of the Small Cap Value Fund, 0.95% of the International Equity Fund, 0.50% of the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, and the Bond Fund, and 0.30% of the 100% U.S. Treasury Money Market Fund, the U.S. Government Money Market Fund, the Diversified Money Market Fund, and the California Tax-Free Money Market Fund. The Adviser contractually agreed to reduce its fees in varying amounts throughout the year ended July 31, 2003 and for the period ended November 29, 2003, and to the extent necessary, reimburse the Funds in order to limit the Funds from exceeding such limitations. The expense limitation in effect at July 31, 2003 and through November 29, 2003 are as follows:

                                FIDUCIARY          CLASS A            CLASS B
                                 SHARES            SHARES             SHARES
                                ---------          -------            -------
Growth .......................    0.97%             1.22%               n/a
Value Momentum ...............    0.97              1.22                n/a
Large Cap Value ..............    0.95              1.20                n/a
Core Equity ..................    0.95              1.20                n/a
Balanced .....................    0.97              1.22                n/a
Small Cap Growth .............    1.52              1.77                n/a
Small Cap Value ..............    1.37              1.62                n/a
International Equity .........    1.68              1.93                n/a
California Intermediate
   Tax-Free Bond .............    0.52              0.77               1.52%
National Intermediate
   Tax-Free Bond .............    0.30              0.55                n/a
Bond .........................    0.77              1.02                n/a
100% U.S. Treasury
   Money Market ..............    0.55              0.80                n/a
U.S. Government
   Money Market ..............    0.55              0.80                n/a
Diversified Money Market .....    0.55              0.80                n/a
California Tax-Free
   Money Market ..............    0.54              0.79                n/a

Effective February 28, 2001, the Adviser and Deutsche Asset Management Investment Services, Ltd. ("Deutsche") entered into an investment sub-advisory agreement for the International Equity Fund. On November 30, 2001, Deutsche Asset Management, Inc. succeeded Deutsche as sub-adviser. On August 1, 2002, Deutsche resumed serving as the International Equity Fund's sub-adviser. Deutsche is entitled to an annual fee of 0.60% of the average daily net assets up to $250 million and 0.50% of the average daily net assets over $250 million of the International Equity Fund allocated to Deutsche. Deutsche is paid by the Adviser.

Effective October 1, 2001, the Adviser and Waddell & Reed Investment Management Company ("Waddell & Reed") entered into an investment sub-advisory agreement for the Growth Fund. Waddell & Reed is entitled to an annual fee of 0.30% of the average daily net assets of the Growth Fund. Waddell & Reed is paid by the Adviser.

Effective October 1, 2001, the Adviser and LSV Asset Management ("LSV") entered into an investment sub-advisory agreement for the Small Cap Value Fund. LSV is entitled to an annual fee of 0.65% of the average daily net assets on the first $50 million, 0.55% of the average daily net assets on the next $50 million and 0.50% on the average daily net assets over $100 million of the Small Cap Value Fund. LSV is paid by the Adviser.

Effective March 31, 2003, the Adviser and Aronson+Johnson+Ortiz, LP ("AJO") entered into an investment sub-advisory agreement for the Large Cap Value Fund. AJO is entitled to an annual fee of 0.30% of the average daily net assets of the Large Cap Value Fund. AJO is paid by the Adviser.

Effective April 29, 2003, the Adviser and Chartwell Investment Partners ("Chartwell") entered into an investment sub-advisory agreement for the Small Cap Growth Fund. Chartwell is entitled to an annual fee of 0.65% of the average daily net assets on the first $100 million and 0.60% on the average daily net assets over $100 million of the Small Cap Growth Fund. Chartwell is paid by the Adviser.

SEI Investments Global Funds Services (the "Administrator"), and HighMark are parties to an Administration Agreement (the "Agreement") dated February 15, 1997, under which the Administrator provides the Funds with management and administrative services for an annual fee of 0.20% of the average daily net assets of each of the Funds. The Administrator may voluntarily waive its fee, subject to termination at any time by the Administrator, to the extent necessary to limit the total operating expenses of a Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. For the year ended July 31, 2003 the Administrator voluntarily agreed to waive a portion of its fee for all Funds. Certain officers of HighMark are also officers and/or directors of the Administrator. Compensation of officers is paid by the Administrator.

Pursuant to a separate agreement with the Administrator, the Adviser performs sub-administration services on behalf of each fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.10% of the average daily net assets of the Funds. For the year ended July 31, 2003, the Adviser received sub-administration fees in the amount of $6,215,281.

State Street Bank and Trust Company ("State Street") serves as the transfer agent, dividend disbursing agent and



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

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 2003


shareholder servicing agent for HighMark. State Street has sub-contracted such services to its affiliate, Boston Financial Data Services. The Administrator has agreed to absorb certain transfer agency related expenses on behalf of the Funds.


SEI Investments Distribution Co. (the "Distributor") and HighMark are parties to a distribution agreement dated February 15, 1997. No compensation is paid to the Distributor for services rendered to the Fiduciary Shares under this agreement. HighMark has adopted 12b-1 Plans (the "Plans") with respect to Class A, Class B, Class C and Class S Shares that allow each Fund to pay distribution and service fees. The distributor, as compensation for its services under the Plans, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund's Class A Shares, 0.75% of the average daily net assets attributable to each Fund's Class B Shares, 1.00% of the average daily net assets attributable to each Fund's Class C Shares and 0.55% of the average daily net assets attributable to each Fund's Class S Shares, which may be used by the Distributor to provide compensation for sales support and distribution activities. The Distributor has voluntarily agreed to waive up to 0.55% for the Class S shares of the 100% U.S. Treasury Money Market Fund, up to 0.75% for the Class B shares of the U.S. Government Money Market Fund, up to 0.55% for the Class S shares of the U.S. Government Money Market Fund, up to 0.55% for the Class S shares of the Diversified Money Market Fund, and up to 0.55% of the Class S shares of the California Tax-Free Money Market Fund beginning April 17, 2003, November 8, 2002, June 20, 2003, July 2, 2003, and December 6, 2002, respectively. Each waiver is voluntary and may be terminated at any time. Prior to January 1, 2003 and December 1, 2002, the California Intermediate Tax-Free Bond Fund and Bond Fund waived all Class A distribution fees, respectively.

HighMark has also adopted Shareholder Service Plans permitting payment of compensation to service providers, that may include Union Bank of California, N.A., or its affiliates, that have agreed to provide certain shareholder support services for its customers who own Class A, Class B or Fiduciary Shares. In consideration for such services, a service provider is entitled to receive compensation at the annual rate of up to 0.25% of each Fund's average daily net assets. The service provider voluntarily agreed to waive a portion of its fees for all Funds for the year ended July 31, 2003. Any such waiver is voluntary and may be terminated at any time. For the year ended July 31, 2003, Union Bank of California, N.A. received shareholder servicing fees, net of waivers, from the Funds in the amount of approximately $1,261,000.

The following fees were payable as of July 31, 2003:

                             INVESTMENT                           SHAREHOLDER
                              ADVISER        ADMINISTRATIVE        SERVICING         CUSTODIAN
                             ----------      --------------       -----------        ---------
Growth ....................  $ 97,225           $ 29,172            $17,460           $ 1,624
Value Momentum ............   199,522             59,867             34,233             3,332
Large Cap Value ...........    49,998             15,012              8,589             2,834
Core Equity ...............    62,603             18,784             10,823             1,045
Balanced ..................    65,221             19,572             11,415             1,091
Small Cap Growth ..........    10,319              1,642                883                91
Small Cap Value ...........    98,490             17,431             10,980             8,814
International Equity ......    21,512              3,546              4,117            19,943
California Intermediate
   Tax-Free Bond ..........    43,455             38,619              2,042             2,150
National Intermediate
   Tax-Free Bond ..........     3,009             11,871                 --               660
Bond ......................   251,201             90,465             12,409             4,835
100% U.S. Treasury
   Money Market ...........   294,838            176,940                 --             9,841
U.S. Government
   Money Market ...........   163,130             97,908                470             5,451
Diversified Money
   Market .................   918,263            551,075                 --            35,682
California Tax-Free
   Money Market ...........   111,841             98,362                 --             6,474

HighMark has entered into an agreement with the Distributor to act as an agent in placing repurchase agreements for the Funds. For its services the Distributor received $151,153 for the year ended July 31, 2003. Such amount is included as a reduction of interest income in the Statement of Operations.

A contingent deferred sales charge (CDSC) is imposed on certain redemptions of Class B Shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Class B Shares until the redemption of such shares.

         YEARS SINCE              CONTINGENT DEFERRED
        PURCHASE MADE                SALES CHARGE
---------------------------------------------------------------
            First ......................  5%
            Second .....................  4%
            Third ......................  3%
            Fourth .....................  3%
            Fifth ......................  2%
            Sixth ......................  1%
            Seventh and Following ...... None

A contingent deferred sales charge (CDSC) of 1% is imposed on certain redemptions of Class C Shares.

Union Bank of California, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian, as compensation for its services, receives a fee of 0.01% of each Fund's average daily net assets, except for the International Equity Fund whose fee includes transaction fees plus a base fee that ranges from 0.01%-0.50% of the Fund's average daily net assets based on the issuer's country of origin. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

94                      1.800.433.6884

[Graphic of Mountain Range Omitted]

4. INVESTMENT TRANSACTIONS

The purchases and sales (including maturities) of investment securities, excluding short-term investments and U.S. government securities, for the year ended July 31, 2003 were as follows:
                                                   INVESTMENT SECURITIES
                                                ----------------------------
                                                PURCHASES              SALES
                                                  (000)                (000)
                                               ----------            --------
Growth .....................................   $ 101,518             $ 94,955
Value Momentum .............................      20,877               53,362
Large Cap Value ............................     322,630              343,502
Core Equity ................................      80,230               89,631
Balanced ...................................      79,403              139,103
Small Cap Growth ...........................      11,284                1,724
Small Cap Value ............................      30,939               22,415
International Equity .......................      36,383               39,098
California Intermediate Tax-Free Bond ......      26,269                6,521
National Intermediate Tax-Free Bond ........       8,425                3,109
Bond .......................................      45,323               55,983

The purchases and sales (including maturities) of U.S. government securities for the year ended July 31, 2003 were as follows:

                                                PURCHASES              SALES
                                                  (000)                (000)
                                               ----------            --------
Balanced ...................................    $  7,053             $ 21,985
Bond .......................................     294,869              262,895

5. FEDERAL INCOME TAXES
It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Certain Funds may be subject to taxes imposed by countries in which it invests with respect to investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. These Funds accrue such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses and the classification of short-term capital gains and ordinary income for tax purposes, have been reclassified to/from the following accounts:

                               ACCUMULATED          UNDISTRIBUTED         UNDISTRIBUTED
                                 PAID-IN-           NET REALIZED         NET INVESTMENT
                                 CAPITAL               GAIN                 INCOME
                                  (000)                (000)                 (000)
                               -----------          -------------        --------------
Growth .......................   $(167)                 $ --                 $ 167
Value Momentum ...............      --                    53                   (53)
Large Cap Value ..............      --                     3                    (3)
Core Equity ..................      --                    12                   (12)
Balanced .....................   2,740                (2,618)                 (122)
Small Cap Growth .............      --                   (23)                   23
International Equity .........     (23)                  (14)                   37
Bond .........................    (576)                  571                     5

These reclassifications have no effect on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended July 31, 2003 and July 31, 2002 were as follows:

                      TAX-EXEMPT           ORDINARY         LONG-TERM           RETURN
                        INCOME              INCOME         CAPITAL GAIN        OF CAPITAL            TOTAL
                         (000)               (000)            (000)              (000)               (000)
                      ----------           --------        ------------        ----------          ----------
Growth
 2003 ..............    $   --             $    --           $      --               $116            $   116
 2002 ..............        --                  --                  --                 --                 --
Value Momentum
 2003 ..............        --               5,208              17,129                 --             22,337
 2002 ..............        --               5,965              28,010                 --             33,975
Large Cap Value
 2003 ..............        --               1,109                  --                 --              1,109
 2002 ..............        --               2,023                  --                  8              2,031
Core Equity
 2003 ..............        --                 991                  --                 --                991
 2002 ..............        --                 659                  --                 --                659
Balanced
 2003 ..............        --               3,591                  --                 --              3,591
 2002 ..............        --               6,812               6,161                 --             12,973
Small Cap Growth
 2003 ..............        --                  --                  --                 --                 --
Small Cap Value
 2003 ..............        --                 144                  --                 --                144
 2002 ..............        --                  --               3,730                 --              3,730
International Equity
 2003 ..............        --                  --                  --                 --                 --
 2002 ..............        --                 155                  --                 --                155
California Intermediate
 Tax-Free Bond
 2003 ..............     8,510                   1                 270                 --              8,781
 2002 ..............     8,386                   4                 680                 --              9,070
National Intermediate
 Tax-Free Bond
 2003 ..............     2,210                  --                  --                 --              2,210
Bond
 2003 ..............        --              29,606                  --                 --             29,606
 2002 ..............        --              32,733                  --                 --             32,733
100% U.S. Treasury
 Money Market
 2003 ..............        --               8,649                  --                 --              8,649
 2002 ..............        --              26,881                  --                 --             26,881
U.S. Government
 Money Market
 2003 ..............        --               5,391                  --                 --              5,391
 2002 ..............        --              12,380                  --                 --             12,380
Diversified Money Market
 2003 ..............        --              34,642                  --                 --             34,642
 2002 ..............        --              95,559                  --                 --             95,559
California Tax-Free
 Money Market
 2003 ..............     4,194                  --                  --                 --              4,194
 2002 ..............     7,754                  24                  --                 --              7,778

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

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 2003

As of July 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:


                               UNDISTRIBUTED        UNDISTRIBUTED         UNDISTRIBUTED            CAPITAL               POST-
                                 ORDINARY            TAX-EXEMPT             LONG-TERM               LOSS                OCTOBER
                                  INCOME               INCOME             CAPITAL GAIN          CARRYFORWARD            LOSSES
                                   (000)                (000)                 (000)                 (000)                (000)
                               -------------        -------------         -------------         ------------           --------
Growth .......................      $ --              $  --               $    --               $(169,492)             $ (7,237)
Value Momentum ...............       254                 --                11,411                      --                    --
Large Cap Value ..............        67                 --                    --                 (54,015)              (10,150)
Core Equity ..................        30                 --                    --                 (15,189)              (19,121)
Balanced .....................        20                 --                    --                 (12,981)                   --
Small Cap Growth .............       144                 --                    --                      --                    --
Small Cap Value ..............       324                 --                    --                    (401)                 (539)
International Equity .........        --                 --                    --                 (23,285)                   --
California Intermediate
 Tax-Free Bond ...............       172                 --                    85                      --                    --
National Intermediate
 Tax-Free Bond ...............        --                 57                     9                      --                    --
Bond .........................       142                 --                    --                  (7,608)               (7,642)
100% U.S. Treasury
 Money Market ................       266                 --                    --                    (219)                   --
U.S. Government
 Money Market ................        --                 --                    --                     (35)                   --
Diversified Money Market .....       132                 --                    --                    (138)                   (6)
California Tax-Free
 Money Market ................        --                 --                    --                      (9)                   --

                                       UNREALIZED              OTHER              EARNINGS
                                      APPRECIATION           TEMPORARY          (ACCUMULATED
                                     (DEPRECIATION)         DIFFERENCES            LOSSES)
                                          (000)                (000)                (000)
                                     -------------          -----------         ------------
Growth .......................          $ 10,916            $     --             $(165,813)
Value Momentum ...............           109,195                 (71)              120,789
Large Cap Value ..............            11,228                  --               (52,870)
Core Equity ..................            (2,398)                 --               (36,678)
Balanced .....................             4,942                  --                (8,019)
Small Cap Growth .............               750                  --                   894
Small Cap Value ..............            18,845                  --                18,229
International Equity .........                21                  (4)              (23,268)
California Intermediate
 Tax-Free Bond ...............            10,260                  61                10,578
National Intermediate
 Tax-Free Bond ...............             3,609                  --                 3,675
Bond .........................            21,519                 242                 6,653
100% U.S. Treasury
 Money Market ................                --                  (4)                   43
U.S. Government
 Money Market ................                --                  --                   (35)
Diversified Money Market .....                --                  --                   (12)
California Tax-Free
 Money Market ................                --                  (7)                  (16)

Post-October losses represent losses realized on investment transactions from November 1, 2002 through July 31, 2003, that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year. For Federal income tax purposes, capital loss carryforwards may be carried forward for a maximum of eight years and applied against future capital gains.

At July 31, 2003, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                   EXPIRING JULY 31,
                                 ----------------------------------------------------------------------------
                                  2004     2005     2006    2007    2008    2009     2010     2011     TOTAL
                                  (000)    (000)    (000)   (000)   (000)   (000)    (000)    (000)    (000)
                                 ----------------------------------------------------------------------------
Growth .......................  $  --     $  --     $  --  $ --  $   --      $ --  $130,467  $39,025 $169,492
Large Cap Value ..............     --        --        --    --      --        --    21,015   33,000   54,015
Core Equity ..................     --        --        --    --      --        --     4,038   11,151   15,189
Balanced .....................     --        --        --    --      --        --     5,673    7,308   12,981
Small Cap Value ..............     --        --        --    --      --        --       401       --      401
International Equity .........     --        --        --    --      --       277    15,905    7,103   23,285
Bond .........................    800     2,394        --    --   2,585       137        --    1,692    7,608
100% U.S. Treasury
 Money Market ................     --        --        --    --      --        --         9      210      219
U.S. Government Money Market .     --        --        --    --      --        --        20       15       35
Diversified Money Market .....     --        --        --   130      --         8        --       --      138
California Tax-Free
 Money Market ................     --        --         9    --      --        --        --       --        9

During the year ended July 31, 2003, capital loss carryforwards that were utilized to offset gains were as follows:

                                                      (000)
                                                      -----
Small Cap Value ..................................    $130
California Tax-Free Money Market .................      20

During the year ended July 31, 2003, the Bond Fund had $610,202 in expired capital loss carryforwards.





96                      1.800.433.6884


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[Graphic of Mountain Range Omitted]


At July 31, 2003, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Non-Money Market Funds were as follows:

                             FEDERAL TAX
                                COST          APPRECIATION        DEPRECIATION           TOTAL
                                (000)             (000)              (000)              (000)
                             -----------      ------------        ------------          --------
Growth ....................  $224,265          $ 25,171             $(14,255)          $ 10,916
Value Momentum ............   339,060           133,437              (24,242)           109,195
Large Cap Value ...........   104,874            12,241               (1,013)            11,228
Core Equity ...............   144,260             9,786              (12,184)            (2,398)
Balanced ..................   136,982            12,639               (7,697)             4,942
Small Cap Growth ..........     9,744             1,109                 (359)               750
Small Cap Value ...........   116,953            23,951               (5,106)            18,845
International Equity ......    28,364               330                 (309)                21
California Intermediate
   Tax-Free Bond ..........   233,219            11,569               (1,309)            10,260
National Intermediate
   Tax-Free Bond ..........    71,053             3,930                 (321)             3,609
Bond ......................   640,102            28,512               (6,993)            21,519

6. SECURITY LENDING

The Custodian serves as the Funds securities lending agent. Certain of the Funds lend their securities to approved brokers to earn additional income and receive cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, a Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. The market value of the securities on loan at July 31, 2003, the collateral purchased with cash received and held at July 31, 2003, and the income generated from the program during the year ended July 31, 2003, with respect to such loans were as follows:

                      MARKET VALUE OF          MARKET            INCOME RECEIVED
                        SECURITIES            VALUE OF           FROM SECURITIES
                          LOANED             COLLATERAL               LENDING
                          (000)                (000)                  (000)
                      --------------         ----------          ---------------
Growth ................  $42,810               $44,444                 $ 36
Value Momentum ........   60,118                62,373                   72
Large Cap Value .......   18,273                18,930                   29
Core Equity ...........   19,953                20,763                   11
Balanced ..............   14,785                15,322                   20
Small Cap Value .......   16,942                17,835                   19
International Equity ..    4,616                 4,860                   16
Bond ..................   48,932                49,897                  105

7. CONCENTRATION OF CREDIT RISK

The California Intermediate Tax-Free Bond Fund and the California Tax-Free Money Market Fund invest in debt securities in the State of California. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic and political developments in that state.

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments, lack of liquidity, low market capitalizations, foreign currency fluctuations, and the level of governmental supervision and regulation of securities markets in the respective countries.

8. OPTION CONTRACTS

Transactions in written covered call options and purchased put options during the year ended July 31, 2003 are summarized as follows:

                                                          VALUE MOMENTUM
                                                 -------------------------------
                                                  NUMBER OF
  WRITTEN OPTION TRANSACTIONS                     CONTRACTS            PREMIUM
--------------------------------------------     -----------          ----------
Option written and outstanding at
   beginning of year ..........................      978              $ 282,353
Call option written during year ...............      803                294,341
Call option exercised during year .............     (128)               (24,817)
Call option expired during year ...............   (1,218)              (358,101)
Call option closed during year ................       --                     --
                                                  ------              ----------
Options written and outstanding at
   end of year ................................      435              $ 193,776
                                                  ======              =========

                                                          VALUE MOMENTUM
                                                 -------------------------------
                                                  NUMBER OF
 PURCHASE OPTION TRANSACTIONS                     CONTRACTS            PREMIUM
---------------------------------------------    -----------         -----------
Purchased put option outstanding at
   beginning of year                                 878              $ 196,136
Put option purchased during year                     910                239,674
Put option sold during year                           --                     --
Put option expired during year                      (546)              (129,416)
Put option exercised during year                    (600)              (141,202)
                                                  ------              ---------
Purchased put option outstanding at
   end of year                                       642              $ 165,192
                                                  ======              =========

                                         WWW.HIGHMARKFUNDS.COM                97

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 2003

9. FUND MERGERS

On October 18, 2002 the UBOC Intermediate Municipal Bond Fund, an unregistered common trust fund of Union Bank of California, was converted into the HighMark National Intermediate Tax-Free Bond Fund. The assets, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. The UBOC Intermediate Municipal Bond Fund issued 6,110,723 shares valued at $70,644,819 (including $3,496,494 of unrealized appreciation) immediately before the conversion. The HighMark National Intermediate Tax-Free Bond Fund commenced operations on October 18, 2002 as a result of this conversion. One share of the Fiduciary Class was issued for each share of the UBOC Intermediate Municipal Bond Fund.

On April 22, 2002 the HighMark Bond Fund ("Bond Fund") acquired all of the net assets of Current Income Shares, Inc. ("CIS"). The acquisition was pursuant to an Agreement and Plan of Reorganization, which was approved by the CIS shareholders on March 21, 2002. Under the Plan of Reorganization, 3,673,337 CIS shares were exchanged for 4,276,318 Class A Shares (valued at $45,329,000) of the Bond Fund in a tax-free exchange. Upon the business combination of such Funds on April 22, 2002, the value of the HighMark Bond Fund's net assets combined with those of CIS ($45,328,972, including $578,523 of unrealized depreciation and distributions in excess of net investment income of $39,117, which was reclassified into paid-in-capital) was $582,680,287 before the open of business. Prior to the acquisition, CIS was managed by the Adviser.

On December 4, 2002 the Board of Trustees approved the conversion of the UBOC Municipal Bond Fund, an unregistered common trust fund of Union Bank of California, into the HighMark National Intermediate Tax-Free Bond Fund. The conversion is scheduled to occur in September 2003.

10. IN-KIND TRANSACTIONS
During the year ended July 31, 2003, the Balanced Fund primarily distributed securities in lieu of cash for shareholder redemptions. The shareholders received a pro-rata portion of the Fund's holdings. The value of the redemptions were as follows:

FIDUCIARY SHARES:
                                                          REALIZED
                             SECURITIES                    GAIN          SHARES
            REDEMPTION        AT VALUE        CASH        BY FUND       REDEEMED
            -----------     -----------    ----------    ----------    ---------
Balanced
 03/20/03   $50,915,212     $47,042,351    $3,872,861    $2,739,924    4,525,797

During the year ended July 31, 2002, the Growth, Value Momentum, Large Cap Value, Balanced and International EquityFunds primarily distributed securities in lieu of cash for shareholder redemptions. The shareholders received a pro-rata portion of the Funds' holdings. The value of the redemptions were as follows:

FIDUCIARY SHARES:
                                                          REALIZED
                             SECURITIES                  GAIN (LOSS)     SHARES
            REDEMPTION        AT VALUE        CASH         BY FUND      REDEEMED
            -----------     -----------    ----------   ------------   ---------
Growth
 12/12/01   $47,556,730     $43,482,038    $4,074,692   $(2,899,881)   5,871,201
Value
 Momentum
 07/15/02     5,001,816       4,883,548       118,268     2,059,468      248,106
Large Cap
 Value
 12/12/01    35,776,612      35,075,688       700,924    (1,128,234)   3,613,799
Balanced
 07/15/02    43,447,950      43,208,136       239,814     3,913,428    3,764,987
International
 Equity
 11/26/01    71,663,510      67,257,104     4,406,406    (5,123,475)   2,558,497

During the year ended July 31, 2002, the Value Momentum Fund primarily received securities in lieu of cash for shareholder subscriptions. The value of the subscriptions were as follows:

FIDUCIARY SHARES:
                             SECURITIES      SHARES
            SUBSCRIPTION      AT VALUE     SUBSCRIBED
            ------------    -----------    ----------
Value
 Momentum
 12/20/01   $34,529,068     $34,529,068     1,438,711

Since these transactions were nontaxable events, these gains will not have any impact on the Funds' capital gain distributions. These transactions were completed pursuant to procedures adopted by the Board of Trustees.

11. SUBSEQUENT EVENT

On August 29, 2003, the assets of the HighMark International Equity Fund were liquidated and the proceeds minus outstanding liabilities were distributed to the Fund's shareholders.

98                      1.800.433.6884
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

[HIGHMARK FUNDS Logo Omitted]
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NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
JULY 31, 2003


12. SHARES ISSUED AND REDEEMED (000):

Transactions in Fund Shares were as follows:
For the years or period ended July 31,

                                                              GROWTH                  VALUE MOMENTUM             LARGE CAP VALUE
                                                               FUND                        FUND                       FUND
                                                      -----------------------     ----------------------     -----------------------
                                                          2003       2002             2003       2002            2003       2002
                                                      -----------------------     ----------------------     -----------------------
Shares Issued and Redeemed:
    Fiduciary Shares:
    Issued .........................................     5,291      7,701            3,957      4,335*           2,691     1,510
    Issued in Lieu of Cash Distributions ...........        12         --              968      1,182               52        83
    Redeemed .......................................    (7,045)   (15,924)*         (5,731)    (5,680)*         (4,785)   (9,224)*
                                                       -------   --------          -------    -------          -------   -------
      Total Fiduciary Share Transactions ...........    (1,742)    (8,223)            (806)      (163)          (2,042)   (7,631)
                                                       -------   --------          -------    -------          -------   -------
  Class A Shares:
    Issued .........................................     6,584     17,229              987      7,341               75       156
    Issued in Lieu of Cash Distributions ...........        --         --               70         85               35        41
    Redeemed .......................................    (5,837)   (18,153)          (1,070)    (7,673)            (641)     (941)
                                                       -------   --------          -------    -------          -------   -------
      Total Class A Share Transactions .............       747       (924)             (13)      (247)            (531)     (744)
                                                       -------   --------          -------    -------          -------   -------
  Class B Shares:
    Issued .........................................       268        328               40        106               22        12
    Issued in Lieu of Cash Distributions ...........        --         --               22         25                1         1
    Redeemed .......................................      (384)      (401)             (89)       (91)             (56)      (70)
                                                       -------   --------          -------    -------          -------   -------
      Total Class B Share Transactions .............      (116)       (73)             (27)        40              (33)      (57)
                                                       -------   --------          -------    -------          -------   -------
  Class C Shares:
    Issued .........................................        87         36                5         16               20         6
    Issued in Lieu of Cash Distributions ...........        --         --                1          2               --        --
    Redeemed .......................................       (27)       (16)             (11)       (14)              (6)       (2)
                                                       -------   --------          -------    -------          -------   -------
      Total Class C Share Transactions .............        60         20               (5)         4               14         4
                                                       -------   --------          -------    -------          -------   -------
    Net Increase (Decrease) in Share Transactions ..    (1,051)    (9,200)            (851)      (366)          (2,592)   (8,428)
                                                       =======   ========          =======    =======          =======   =======

                                                      CALIFORNIA INTERMEDIATE       NATIONAL INTERMEDIATE
                                                            TAX-FREE BOND               TAX-FREE BOND
                                                                FUND                        FUND
                                                      -----------------------       ---------------------
                                                        2003       2002                    2003 (2)
                                                      -----------------------       ---------------------
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the conversion of the UBOC
      Intermediate Municipal Bond Fund .............       --         --                     6,111
    Issued .........................................    4,260      1,960                       902
    Issued in Lieu of Cash Distributions ...........       56         56                        --
    Redeemed .......................................   (2,681)    (2,191)                     (749)
                                                      -------    -------                   -------
      Total Fiduciary Share Transactions ...........    1,635       (175)                    6,264
                                                      -------    --------                  -------
  Class A Shares:
    Issued from the acquisition of Current
      Income Shares, Inc. ..........................       --         --                        --
    Issued .........................................    5,482      6,369                       245
    Issued in Lieu of Cash Distributions ...........      275        296                         2
    Redeemed .......................................   (6,365)    (3,861)                      (17)
                                                      -------    -------                   -------
      Total Class A Share Transactions .............     (608)     2,804                       230
                                                      -------    -------                   -------
  Class B Shares:
    Issued .........................................      329        424                        --
    Issued in Lieu of Cash Distributions ...........       17         13                        --
    Redeemed .......................................     (120)       (52)                       --
                                                      -------    -------                   -------
      Total Class B Share Transactions .............      226        385                        --
                                                      -------    -------                   -------
  Class S Shares:
    Issued .........................................       --         --                        --
    Issued in Lieu of Cash Distributions ...........       --         --                        --
    Redeemed .......................................       --         --                        --
                                                      -------    -------                   -------
      Total Class S Share Transactions .............       --         --                        --
                                                      -------    -------                   -------
    Net Increase (Decrease) in Share Transactions ..    1,253      3,014                     6,494
                                                      =======    =======                   =======

    AMOUNTS DESIGNATED AS "--" ARE EITHER 0 OR HAVE BEEN ROUNDED TO 0.
      * INCLUDES REDEMPTIONS OR SUBSCRIPTIONS AS A RESULT OF AN IN-KIND TRANSACTION (SEE NOTE 10).
    (1) COMMENCED OPERATIONS ON APRIL 28, 2003.
    (2) COMMENCED OPERATIONS ON OCTOBER 18, 2002.


100                     1.800.433.6884

[Graphic of Mountain Range Omitted]

                                                            CORE EQUITY                     BALANCED               SMALL CAP GROWTH
                                                               FUND                           FUND                       FUND
                                                    ---------------------------   ----------------------------   -------------------
                                                        2003           2002             2003           2002            2003 (1)
                                                    ---------------------------   ----------------------------   -------------------
Shares Issued and Redeemed:
    Fiduciary Shares:
    Issued .......................................     5,240          9,394            2,896          2,468              650
    Issued in Lieu of Cash Distributions .........        55             32              289            931               --
    Redeemed .....................................    (6,677)        (2,591)          (9,311)*      (10,670)*            (33)
                                                     -------        -------          -------       --------           ------
      Total Fiduciary Share Transactions .........    (1,382)         6,835           (6,126)        (7,271)             617
                                                     -------        -------          -------       --------           ------
  Class A Shares:
    Issued .......................................       366            126              172            545              349
    Issued in Lieu of Cash Distributions .........         2              1               12             26               --
    Redeemed .....................................      (165)           (75)            (209)          (593)              --
                                                     -------        -------          -------       --------           ------
      Total Class A Share Transactions ...........       203             52              (25)           (22)             349
                                                     -------        -------          -------       --------           ------
  Class B Shares:
    Issued .......................................        97            277               63             99                8
    Issued in Lieu of Cash Distributions .........         1             --                4             13               --
    Redeemed .....................................       (71)           (68)             (90)          (111)              --
                                                     -------        -------          -------       --------           ------
      Total Class B Share Transactions ...........        27            209              (23)             1                8
                                                     -------        -------          -------       --------           ------
  Class C Shares:
    Issued .......................................        --             --                5              8               39
    Issued in Lieu of Cash Distributions .........        --             --               --             --               --
    Redeemed .....................................        --             --               (7)            (2)              --
                                                     -------        -------          -------       --------           ------
      Total Class C Share Transactions ...........        --             --               (2)             6               39
                                                     -------        -------          -------       --------           ------
    Net Increase (Decrease) in Share Transactions     (1,152)         7,096           (6,176)        (7,286)           1,013
                                                     =======        =======          =======       ========           ======

                                                         SMALL CAP VALUE           INTERNATIONAL EQUITY
                                                              FUND                         FUND
                                                    ---------------------------   -----------------------
                                                        2003           2002           2003       2002
                                                    ---------------------------   -----------------------
Shares Issued and Redeemed:
    Fiduciary Shares:
    Issued .......................................     3,057          1,854          5,777      4,411
    Issued in Lieu of Cash Distributions .........         6            261             --          5
    Redeemed .....................................    (2,843)        (3,135)        (6,019)    (7,024)*
                                                     -------        -------        -------    -------
      Total Fiduciary Share Transactions .........       220         (1,020)          (242)    (2,608)
                                                     -------        -------        -------    -------
  Class A Shares:
    Issued .......................................     1,198          1,669            352      1,339
    Issued in Lieu of Cash Distributions .........         1             35             --         --
    Redeemed .....................................      (856)        (1,100)          (336)    (1,489)
                                                     -------        -------        -------    -------
      Total Class A Share Transactions ...........       343            604             16       (150)
                                                     -------        -------        -------    -------
  Class B Shares:
    Issued .......................................       228            384              1          5
    Issued in Lieu of Cash Distributions .........        --             26             --         --
    Redeemed .....................................      (184)          (105)            (4)       (13)
                                                     -------        -------        -------    -------
      Total Class B Share Transactions ...........        44            305             (3)        (8)
                                                     -------        -------        -------    -------
  Class C Shares:
    Issued .......................................       130            139             --         --
    Issued in Lieu of Cash Distributions .........        --              4             --         --
    Redeemed .....................................       (47)           (17)            --         --
                                                     -------        -------        -------    -------
      Total Class C Share Transactions ...........        83            126             --         --
                                                     -------        -------        -------    -------
    Net Increase (Decrease) in Share Transactions        690             15           (229)    (2,766)
                                                     =======        =======        =======    =======

                                                                                       100% U.S. TREASURY
                                                              BOND                        MONEY MARKET
                                                              FUND                           FUND
                                                    ---------------------------   ---------------------------
                                                        2003           2002           2003           2002
                                                    ---------------------------   ---------------------------
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the conversion of the UBOC
      Intermediate Municipal Bond Fund ...........        --             --               --             --
    Issued .......................................    18,693         12,557        3,126,319      1,918,026
    Issued in Lieu of Cash Distributions .........     1,191          1,437              190            358
    Redeemed .....................................   (18,471)       (17,567)      (3,083,299)    (1,799,222)
                                                    --------       --------       ----------     ----------
    Total Fiduciary Share Transactions ...........     1,413         (3,573)          43,210        119,162
                                                    --------       --------       ----------     ----------
  Class A Shares:
    Issued from the acquisition of Current
      Income Shares, Inc. ........................        --          4,276               --             --
    Issued .......................................     2,287          1,651          236,962        275,975
    Issued in Lieu of Cash Distributions .........       167            123            1,387          4,988
    Redeemed .....................................    (2,144)        (2,489)        (277,900)      (307,023)
                                                    --------       --------       ----------     ----------
    Total Class A Share Transactions .............       310          3,561          (39,551)       (26,060)
                                                    --------       --------       ----------     ----------
  Class B Shares:
    Issued .......................................       452            609               --             --
    Issued in Lieu of Cash Distributions .........        31             21               --             --
    Redeemed .....................................      (120)           (63)              --             --
                                                    --------       --------       ----------     ----------
    Total Class B Share Transactions .............       363            567               --             --
                                                    --------       --------       ----------     ----------
    Issued .......................................        --             --        1,557,644      1,778,825
    Issued in Lieu of Cash Distributions .........        --             --            2,118         12,532
    Redeemed .....................................        --             --       (1,815,382)    (1,962,911)
                                                    --------       --------       ----------     ----------
    Total Class S Share Transactions .............        --             --         (255,620)      (171,554)
                                                    --------       --------       ----------     ----------
    Net Increase (Decrease) in Share Transactions      2,086            555         (251,961)       (78,452)
                                                    ========       ========       ==========     ==========

                                                                                               DIVERSIFIED
                                                           U.S. GOVERNMENT                     MONEY MARKET
                                                         MONEY MARKET FUND                        FUND
                                                    -------------------------------   ---------------------------
                                                        2003               2002           2003           2002
                                                    -------------------------------   ---------------------------
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the conversion of the UBOC
      Intermediate Municipal Bond Fund ...........           --               --               --            --
    Issued .......................................    2,964,455        2,103,135        4,148,527     4,138,677
    Issued in Lieu of Cash Distributions .........           94              201            4,461         9,216
    Redeemed .....................................   (2,968,568)      (1,931,553)      (4,408,399)   (4,070,889)
                                                    -----------      -----------      -----------   -----------
    Total Fiduciary Share Transactions ...........       (4,019)         171,783         (255,411)       77,004
                                                    -----------      -----------      -----------   -----------
  Class A Shares:
    Issued from the acquisition of Current
      Income Shares, Inc. ........................           --               --               --            --
    Issued .......................................       58,024          109,727          510,589       931,755
    Issued in Lieu of Cash Distributions .........          271              901            5,095        17,987
    Redeemed .....................................      (67,483)        (113,983)        (606,223)   (1,088,536)
                                                    -----------      -----------      -----------   -----------
    Total Class A Share Transactions .............       (9,188)          (3,355)         (90,539)     (138,794)
                                                    -----------      -----------      -----------   -----------
  Class B Shares:
    Issued .......................................        1,249            1,637               --            --
    Issued in Lieu of Cash Distributions .........            3               13               --            --
    Redeemed .....................................       (1,016)            (593)              --            --
                                                    -----------      -----------      -----------   -----------
    Total Class B Share Transactions .............          236            1,057               --            --
                                                    -----------      -----------      -----------   -----------
    Issued .......................................      429,911          457,185        2,559,827     2,669,696
    Issued in Lieu of Cash Distributions .........          347            2,133            5,862        29,103
    Redeemed .....................................     (470,212)        (519,621)      (2,917,699)   (2,945,552)
                                                    -----------      -----------      -----------   -----------
    Total Class S Share Transactions .............      (39,954)         (60,303)        (352,010)     (246,753)
                                                    -----------      -----------      -----------   -----------
    Net Increase (Decrease) in Share Transactions       (52,925)         109,182         (697,960)     (308,543)
                                                    ===========      ===========      ===========   ===========


                                                         CALIFORNIA TAX-FREE
                                                             MONEY MARKET
                                                                FUND
                                                    --------------------------
                                                        2003          2002
                                                    --------------------------
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the conversion of the UBOC
      Intermediate Municipal Bond Fund ...........         --             --
    Issued .......................................    438,617        409,901
    Issued in Lieu of Cash Distributions .........         --              1
    Redeemed .....................................   (460,787)      (447,956)
                                                    ---------      ---------
    Total Fiduciary Share Transactions ...........    (22,170)       (38,054)
                                                    ---------      ---------
  Class A Shares:
    Issued from the acquisition of Current
      Income Shares, Inc. ........................         --             --
    Issued .......................................    320,347        283,785
    Issued in Lieu of Cash Distributions .........      1,404          3,082
    Redeemed .....................................   (295,361)      (299,918)
                                                    ---------      ---------
    Total Class A Share Transactions .............     26,390        (13,051)
                                                    ---------      ---------
  Class B Shares:
    Issued .......................................         --             --
    Issued in Lieu of Cash Distributions .........         --             --
    Redeemed .....................................         --             --
                                                    ---------      ---------
    Total Class B Share Transactions .............         --             --
                                                    ---------      ---------
    Issued .......................................    226,054        432,166
    Issued in Lieu of Cash Distributions .........        161            813
    Redeemed .....................................   (247,707)      (489,814)
                                                    ---------      ---------
    Total Class S Share Transactions .............    (21,492)       (56,835)
                                                    ---------      ---------
    Net Increase (Decrease) in Share Transactions     (17,272)      (107,940)
                                                    =========      =========


                                         WWW.HIGHMARKFUNDS.COM               101

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

INDEPENDENT AUDITORS' REPORT



THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
HIGHMARK FUNDS:

We have audited the accompanying statements of net assets of HighMark Funds (the "Funds"), including Growth Fund, Value Momentum Fund, Large Cap Value Fund, Core Equity Fund, Balanced Fund, Small Cap Value Fund, International Equity Fund, California Intermediate Tax-Free Bond Fund, National Intermediate Tax-Free Bond Fund, Bond Fund, 100% U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Diversified Money Market Fund, and California Tax-Free Money Market Fund, and the statement of assets and liabilities, including the schedule of investments, of Small Cap Growth Fund as of July 31, 2003, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2003, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Los Angeles, CA
September 17, 2003


102                     1.800.433.6884

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NOTICE TO SHAREHOLDERS OF THE
HIGHMARK FUNDS (UNAUDITED)

For shareholders that do not have a July 31, 2003 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2003 tax year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2003, each Fund is designating the following items with regard to distributions paid during the year.



                                    LONG TERM
                                   (20% RATE)           QUALIFIED            15% RATE             ORDINARY
                                  CAPITAL GAINS        5-YEAR GAIN           LONG-TERM             INCOME            TAX EXEMPT
                                  DISTRIBUTIONS       DISTRIBUTIONS        CAPITAL GAIN         DISTRIBUTIONS          INCOME
FUND                               (TAX BASIS)         (TAX BASIS)         DISTRIBUTION          (TAX BASIS)        DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
Growth .........................       0%                    0%                  0%                  0%                   0%
Value Momentum .................      31%                   46%                  0%                 23%                   0%
Large Cap Value ................       0%                    0%                  0%                100%                   0%
Core Equity ....................       0%                    0%                  0%                100%                   0%
Balanced .......................       0%                    0%                  0%                100%                   0%
Small Cap Growth ...............       0%                    0%                  0%                  0%                   0%
Small Cap Value ................       0%                    0%                  0%                100%                   0%
International Equity ...........       0%                    0%                  0%                  0%                   0%
California Intermediate
  Tax-Free Bond (5) ............       2%                    1%                  0%                  0%                  97%
National Intermediate
  Tax-Free Bond ................       0%                    0%                  0%                  0%                 100%
Bond ...........................       0%                    0%                  0%                100%                   0%
100% U.S. Treasury
  Money Market (4) .............       0%                    0%                  0%                100%                   0%
U.S. Government
  Money Market .................       0%                    0%                  0%                100%                   0%
Diversified Money Market .......       0%                    0%                  0%                100%                   0%
California Tax-Free
  Money Market (5) .............       0%                    0%                  0%                  1%                  99%

--------------------------------
(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.
(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS". IT IS THE INTENTION OF EACH OF THE AFOREMENTIONED FUNDS TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.
(3) THE FOREIGN TAX CREDIT IS BASED ON THE PERCENTAGE OF ORDINARY INCOME DISTRIBUTION OF EACH FUND.
(4) FOR RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK: THE 100% U.S. TREASURY MONEY MARKET MET THE QUARTERLY DIVERSIFICATION TEST FOR THE FISCAL YEAR ENDED DURING JULY 31, 2003. ALL INCOME EARNED BY 100% U.S. TREASURY MONEY MARKET IS DESIGNED TAX EXEMPT INCOME FOR STATE INCOME TAX PURPOSES.
(5) FOR RESIDENTS OF CALIFORNIA, THE CALIFORNIA INTERMEDIATE TAX-FREE BOND AND CALIFORNIA TAX-FREE MONEY MARKET MET THE QUARTERLY DIVERSIFICATION TEST FOR THE FISCAL YEAR ENDED JULY 31, 2003.


                                                   QUALIFYING
                                                    DIVIDENDS          QUALIFYING
                                                  FOR CORPORATE         DIVIDEND
                                                    DIVIDENDS            INCOME
                                                    RECEIVED            (15% TAX             FOREIGN
                                                    DEDUCTION           RATE FOR              TAX
FUND                                TOTAL              (1)              QDI) (2)           CREDIT (3)
--------------------------------------------------------------------------------------------------------
Growth .........................      0%                 0%                 0%                 0%
Value Momentum .................    100%               100%                87%                 0%
Large Cap Value ................    100%               100%               100%                 0%
Core Equity ....................    100%               100%               100%                 0%
Balanced .......................    100%                49%                25%                 0%
Small Cap Growth ...............      0%                 0%                 0%                 0%
Small Cap Value ................    100%               100%               100%                 0%
International Equity ...........      0%                 0%                 0%                 0%
California Intermediate
  Tax-Free Bond (5) ............    100%                 0%                 0%                 0%
National Intermediate
  Tax-Free Bond ................    100%                 0%                 0%                 0%
Bond ...........................    100%                 0%                 0%                 0%
100% U.S. Treasury
  Money Market (4) .............    100%                 0%                 0%                 0%
U.S. Government
  Money Market .................    100%                 0%                 0%                 0%
Diversified Money Market .......    100%                 0%                 0%                 0%
California Tax-Free
  Money Market (5) .............    100%                 0%                 0%                 0%


                                         WWW.HIGHMARKFUNDS.COM               103

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

TRUSTEES AND OFFICERS (UNAUDITED)

Information pertaining to the trustees and officers of HighMark Funds (the "Trust") is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." Currently, the Trust does not have any Interested Board Members.



-----------------------------------------------------------------------------------------------------------------------------------
                                        TERM OF                                               NUMBER OF PORTFOLIOS
                                        OFFICE                                                     IN HIGHMARK
                                          AND                    PRINCIPAL                            FUNDS             OTHER
                      POSITION(S)      LENGTH OF               OCCUPATION(S)                         COMPLEX        DIRECTORSHIPS
    NAME,              HELD WITH         TIME                   DURING PAST                         OVERSEEN           HELD BY
ADDRESS AND AGE(1)     THE TRUST        SERVED                    5 YEARS                       BY BOARD MEMBER(3)  BOARD MEMBER(4)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS
Thomas L. Braje        Trustee        Since 06/87      Prior to retirement in October 1996,               15                None
60                                                     Vice President and Chief Financial
                                                       Officer of Bio Rad Laboratories, Inc.

David A. Goldfarb      Trustee        Since 06/87      Partner, Goldfarb & Simens, Certified              15                None
61                                                     Public Accountants.

Joseph C. Jaeger       Trustee        Since 06/87      Prior to retirement in June 1998,                  15                None
68                     and Vice                        Senior Vice President and Chief Financial
                       Chairman                        Officer, Delta Dental Plan of California.

Frederick J. Long      Trustee        Since 09/93      Prior to retirement in December 1999,              15                None
68                                                     Chairman, Acordia West and Acordia
                                                       Northwest Inc. (each an insurance
                                                       brokerage firm).

Michael L. Noel        Trustee        Since 12/98      President, Noel Consulting Company                 15                None
62                     and                             since 1998. From April 1997 to
                       Chairman                        December 1998, Member of HighMark
                                                       Funds Advisory Board. From 1991 to 1997,
                                                       Member of the Board of Trustees of
                                                       Stepstone Funds and from May 1981 to April 2002,
                                                       Director, Current Income Shares, Inc.
                                                       (closed-end investment company).

Robert M. Whitler      Trustee        Since 12/98      From April 1997 to December 1998,                  15                None
65                                                     Member of HighMark Funds Advisory
                                                       Board. Prior to retirement in 1996,
                                                       Executive Vice President and Chief Trust
                                                       Officer of Union Bank of California, N.A.
                                                       From April 1997 to April 2002,
                                                       Director, Current Income Shares, Inc.
                                                       (closed-end investment company).

OFFICERS
James R. Foggo         President      Since 12/00      Head of Operations of the Administrator            N/A               N/A
One Freedom                                            since November 2000. Vice President and
Valley Drive                                           Assistant Secretary of the Administrator and
Oaks, PA  19456                                        Distributor from 1998 to October 2000.
39                                                     In 1998, associate Paul Weiss, Rifkind, Wharton
                                                       & Garrison. From 1995 to 1998, associate,
                                                       Baker & McKenzie.

Peter Golden           Controller     Since 09/01      Director of SEI Investments Global Funds Services, N/A               N/A
530 East               and Chief                       employee of the Administrator since June 2001.
Swedesford Road        Financial                       From March 2000 to 2001, Vice President of Funds
Wayne, PA  19087       Officer                         Administration for J.P. Morgan Chase & Co.
39                                                     From 1997 to 2000, Vice President of Pension
                                                       and Mutual Fund Accounting for Chase Manhattan
                                                       Bank.

John C. Munch          Vice President Since 12/01      Vice President and Assistant Secretary of the      N/A               N/A
One Freedom            and Secretary                   Administrator and Distributor since November 2001.
Valley Drive                                           From 1998 to 2001, associate at Howard Rice
Nemorvoski
Oaks, PA  19456                                        Canady Falk & Rabkin. From 1996 to 1998, associate
32                                                     at Seward & Kissel.

Todd Cipperman         Vice President Since 02/97      Vice President and General Counsel of the          N/A               N/A
One Freedom            and Assistant                   Administrator and Distributor since
Valley Drive           Secretary                       January 2000. Vice President and Assistant Secretary
Oaks, PA  19456                                        of the Administrator and Distributor since 1995.
37

104                     1.800.433.6884

[Graphic of Mountain Range Omitted]

-----------------------------------------------------------------------------------------------------------------------------------
                                        TERM OF                                                NUMBER OF PORTFOLIOS
                                        OFFICE                                                     IN HIGHMARK
                                          AND                    PRINCIPAL                            FUNDS             OTHER
                      POSITION(S)      LENGTH OF               OCCUPATION(S)                         COMPLEX        DIRECTORSHIPS
    NAME,              HELD WITH         TIME                   DURING PAST                          OVERSEEN           HELD BY
ADDRESS AND AGE(1)     THE TRUST        SERVED                    5 YEARS                        BY BOARD MEMBER(3)  BOARD MEMBER(4)
-----------------------------------------------------------------------------------------------------------------------------------
Lydia A. Gavalis        Vice President  Since 06/98    Vice President and Assistant Secretary of the      N/A             N/A
One Freedom             and Assistant                  Administrator and Distributor since 1998.
Valley Drive            Secretary                      Prior to 1998, Assistant General Counsel and
Oaks, PA  19456                                        Director of Arbitration, Philadelphia Stock
38                                                     Exchange.

Timothy D. Barto        Vice President  Since 03/00    Vice President and Assistant Secretary of          N/A             N/A
One Freedom             and Assistant                  the Administrator and Distributor since
Valley Drive            Secretary                      December 1999. Associate at Dechert, Price
Oaks, PA  19456                                        & Rhoads (1997-1999).
35

Christine McCullough    Vice President  Since 03/00    Vice President and Assistant Secretary of the      N/A             N/A
One Freedom             and Assistant                  Administrator and Distributor since November 1999.
Valley Drive            Secretary                      Associate at White and Williams LLP (1991-1999).
Oaks, PA  19456
42

William E. Zitelli, Jr. Vice President  Since 09/00    Vice President and Assistant Secretary of the      N/A             N/A
One Freedom             and Assistant                  Administrator and Distributor since September 2000.
Valley Drive            Secretary                      From 1998 to 2000, Vice President, Merrill Lynch
Oaks, PA  19456                                        & Co. Asset Management Group. From 1997 to 1998,
35                                                     Associate, Pepper Hamilton LLP.


Sherry K. Vetterlein    Vice President  Since 03/01    Vice President and Assistant Secretary of the      N/A             N/A
One Freedom             and Assistant                  Administrator and Distributor since January 2001.
Valley Drive            Secretary                      Shareholder/Partner, Buchanan Ingersoll
Oaks, PA 19456                                         Professional Corporation (1992-2000).
41

John Munera             Vice President  Since 09/02    Middle Office Compliance Officer of the            N/A             N/A
One Freedom             and Assistant                  Administrator and Distributor since 2000.
Valley Drive            Secretary                      Supervising examiner at Federal Reserve Bank
Oaks, PA  19456                                        of Philadelphia from 1998 to 2000.
40

Teresita Ching          Vice President  Since 09/02    Vice President and Senior Compliance Officer       N/A             N/A
475 Sansome Street      and Assistant                  of the Adviser since June 2000. From March 1999 to
San Francisco,          Secretary                      February 2000, Senior Examiner, Federal Reserve
CA  94111                                              Bank, San Francisco. From December 1997 to December
59                                                     1998, Vice President and Project Manager,
                                                       BancBoston Robertson Stephans.


Michelle South          Vice President  Since 03/03    Bankwide Anti-Laundering Coordinator and Bank      N/A             N/A
475 Sansome Street      and Assistant                  Secrecy Act Officer for Union Bank of California
San Francisco,          Secretary                      (UBOC) since 2001. Prior to 2001, Operations/Compliance
CA  94111                                              for Bank of America for 24 years of those years in
43                                                     Operations/Compliance Policies and Procedures and
                                                       Liability Risk Management.

--------------------------------------
1 Each trustee may be contacted by writing to the Trustee c/o HighMark Funds, One Freedom Valley Drive, Oaks, PA 19456.
2 Each trustee shall hold office
  during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with the Trust's by-laws.
3 The "HighMark Funds Complex" consists of all registered investment companies for which HighMark Capital Management, Inc. serves as investment adviser. As of July 31, 2003, the HighMark Funds Complex consisted of 15 Funds.
4 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934
  (i.e., "public companies") or other investment companies registered under the 1940 Act.


                                         WWW.HIGHMARKFUNDS.COM               105

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

SHAREHOLDER VOTING RESULTS (UNAUDITED)

At a shareholder meeting held on August 22, 2003, the shareholders of the HighMark International Equity Fund voted on the proposed liquidation of the assets of the HighMark International Equity Fund. The results of the voting were as follows:

               SHARES               % OF          % OF SHARES
                VOTED           SHARES VOTED      OUTSTANDING
             -------------    ----------------  --------------
For           730,289.66           99.56%           70.15%
Against           188.00            0.02%            0.02%
Abstain         3,008.00            0.41%            0.29%




106                     1.800.433 6884

[Graphic of Mountain Range Omitted]

HIGHMARK FUND INFORMATION

                                            FIDUCIARY SHARES INFORMATION
FUND                                                CUSIP                              TICKER                       FUND #
GROWTH                                              431114818                           HMGRX                        492

VALUE MOMENTUM                                      431114677                           HMVMX                        871

LARGE CAP VALUE                                     431114206                           HMIEX                        490

CORE EQUITY                                         431112788                           HMCFX                       1627

BALANCED                                            431114792                           HMBAX                        491

SMALL CAP GROWTH                                    431112739                           HSRFX                       1204

SMALL CAP VALUE                                     431112101                           HMSCX                        148

INTERNATIONAL EQUITY                                431114594                           HMIQX                        876

CA INTERMEDIATE TAX-FREEBOND                        431114644                           HMITX                        847

NATIONAL INTERMEDIATE TAX-FREE BOND                 431112655                           HMNTX                       1600

BOND                                                431114305                           HMBDX                        489

100% U.S. TREASURY MONEY MARKET                     431114503                           HMTXX                        486

U.S. GOVERNMENT MONEY MARKET                        431114701                           HMGXX                        485

DIVERSIFIED MONEY MARKET                            431114883                           HMDXX                        484

CA TAX-FREE MONEY MARKET                            431114842                           HMCXX                        487


                                                      RETAIL SHARES INFORMATION
GROWTH
     CLASS A SHARES                                 431114768                           HMRGX                        481
     CLASS B SHARES                                 431114511                           HMGBX                        455
     CLASS C SHARES                                 431112879                           HGRCX                       1755

VALUE MOMENTUM
     CLASS A SHARES                                 431114628                           HMVLX                        870
     CLASS B SHARES                                 431114529                           HVMBX                        456
     CLASS C SHARES                                 431112812                           HVMCX                       1753

LARGE CAP VALUE
     CLASS A SHARES                                 431114784                           HMERX                        479
     CLASS B SHARES                                 431114537                           HIEBX                        457
     CLASS C SHARES                                 431112861                           HIECX                       1754

CORE EQUITY
     CLASS A SHARES                                 431112770                           HCEAX                       1626
     CLASS B SHARES                                 431112762                           HCEBX                       1628

                                         WWW.HIGHMARKFUNDS.COM               107

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

HIGHMARK FUND INFORMATION (CONTINUED)

                                                RETAIL SHARES INFORMATION (CONTINUED)
FUND                                                  CUSIP                            TICKER                      FUND #
BALANCED
     CLASS A SHARES                                 431114776                           HMBRX                        480
     CLASS B SHARES                                 431114545                           HMBBX                        452
     CLASS C SHARES                                 431112887                           HMBCX                       1760
SMALL CAP GROWTH
     CLASS A SHARES                                 431112713                           HSRAX                       1201
     CLASS B SHARES                                 431112697                           HSRBX                       1202
     CLASS C SHARES                                 431112689                           HSRCX                       1203
SMALL CAP VALUE
     CLASS A SHARES                                 431112200                           HASVX                         41
     CLASS B SHARES                                 431112309                           HBSVX                        123
     CLASS C SHARES                                 431112820                           HSVCX                       1756
INTERNATIONAL EQUITY
     CLASS A SHARES                                 431112853                           HINAX                       1759
     CLASS B SHARES                                 431112846                           HINBX                       1758
     CLASS C SHARES                                 431112838                           HINCX                       1757
CA INTERMEDIATE TAX-FREEBOND
     CLASS A SHARES                                 431114578                           HMCIX                        846
     CLASS B SHARES                                 431112796                           HCABX                       1761
NATIONAL INTERMEDIATE TAX-FREE BOND
     CLASS A SHARES                                 431112663                           HMNFX                       1598
BOND
     CLASS A SHARES                                 431114743                           HMRBX                        478
     CLASS B SHARES                                 431112747                           HBDBX                       1090
100% U.S. TREASURY MONEY MARKET
     CLASS A SHARES                                 431114404                           HMRXX                        475
     CLASS S SHARES                                 431112606                           HUSXX                       1730
U.S. GOVERNMENT MONEY MARKET
     CLASS ASHARES                                  431114602                           HMUXX                        474
     CLASS B SHARES                                 431114495                           HGBXX                        450
     CLASS S SHARES                                 431112507                           HGSXX                       1729
DIVERSIFIED MONEY MARKET
     CLASS A SHARES                                 431114800                           HMVXX                        473
     CLASS S SHARES                                 431112408                           HDSXX                       1728
CA TAX-FREE MONEY MARKET
     CLASS A SHARES                                 431114859                           HMAXX                        476
     CLASS S SHARES                                 431112705                           HCSXX                       1727

108                     1.800.433.6884

[Graphic of Mountain Range Omitted]

NOTES




                                         WWW.HIGHMARKFUNDS.COM               109

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

NOTES




110                     1.800.433.6884

[Graphic of Mountain Range Omitted]

NOTES




                                         WWW.HIGHMARKFUNDS.COM               111

[HIGHMARK FUNDS Logo Omitted]
[Graphic of Mountain Range Omitted]

SERVICE PROVIDERS &
BOARD OF TRUSTEES

INVESTMENT ADVISER
HighMark Capital Management, Inc.
475 Sansome Street
San Francisco, CA 94111

SUB-ADVISERS
Growth Fund:
Waddell &Reed Investment Management Co.
6300 Lamar Avenue
Shawnee Mission, KS 66202

Large Cap Value Fund:
Aronson+Johnson+Ortiz, LP
230 South Broad Street, Twentieth Floor
Philadelphia, PA 19102

Small Cap Growth Fund:
Chartwell Investment Partners
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

Small Cap Value Fund:
LSVAsset Management
1 North Wacker Drive, Suite 4000
Chicago, IL 60606

International Equity Fund:
Deutsche Asset Management Investment Services, Ltd.
1 Appold Street, Broadgate
London
EC2A 2UU
United Kingdom


CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
San Francisco, CA 94111

ADMINISTRATOR & DISTRIBUTOR
SEI Investments Global Funds Services
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
Ropes & Gray
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
350 South Grand Avenue, Suite 200
Los Angeles, CA 90071-3462

BOARD OF TRUSTEES
Michael L. Noel, Chairman
Joseph C. Jaeger, Vice Chairman
Thomas L. Braje
David A. Goldfarb
Frederick J. Long
Robert M. Whitler



112                     1.800.433.6884

                        THANK YOU
                        FOR YOUR INVESTMENT.

                        [HIGHMARK FUNDS logo omitted]




                      ----------------------------
                        Mutual Funds:
                        o are not FDIC insured
                        o have no bank guarantee
                        o may lose value
                      ----------------------------

To learn more about HighMark, visit us at www.highmarkfunds.com or call:

Investor Services Desk
1.800.433.6884

Investment Professional Support Desk
1.800.455.5609




HIGHMARK
[Graphic of Mountain Range Omitted]
--------------------------------------------------------------------------------
[HIGHMARK FUNDS logo omitted]

445 South Figueroa Street o Suite 306 o Los Angeles o California o 90071


WWW.HIGHMARKFUNDS.COM                                          HMK-AR-002-0100
                                                                 84806 (07/03)

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are David A. Goldfarb and Robert M. Whitler. Messrs. Goldfarb and Whitler are independent as defined in Form N-CSR
Item 3(a)(2).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable - only effective for annual reports for periods ending on or after December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. (RESERVED)

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 10. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                   HighMark Funds


By (Signature and Title)*                      /s/ James R. Foggo
                                               --------------------------
                                               James R. Foggo, President

Date 09/24/03





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                      /s/ James R. Foggo
                                               --------------------------
                                               James R. Foggo, President

Date 09/24/03


By (Signature and Title)*                      /s/ Peter Golden
                                               --------------------------
                                               Peter Golden, Controller and CFO

Date 09/24/03
*  Print the name and title of each signing officer under his or her signature.